As Filed with the Securities and Exchange Commission on October 20, 2005

                                                        Registration No.
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                          ----------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------
                    WELLS FARGO ASSET SECURITIES CORPORATION
             (Exact name of Registrant as specified in its charter)

        Delaware                                         52-1972128
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                             7430 New Technology Way
                            Frederick, Maryland 21703
                                 (301) 846-8881
     (Address, Including Zip Code and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                          Lawrence D. Rubenstein, Esq.
                                 General Counsel
                    Wells Fargo Asset Securities Corporation
                           c/o Wells Fargo Bank, N.A.
                          530 Fifth Avenue, 15th Floor
                            New York, New York 10036
                                 (212) 805-1042
  (Name, Address, Including Zip Code and Telephone Number, Including Area Code,
                             of Agent for Service)
                          ----------------------------
                                   Copies to:
                            Jordan M. Schwartz, Esq.
                        Cadwalader, Wickersham & Taft LLP
                           One World Financial Center
                            New York, New York 10281
                                 (212) 504-6000
                          ----------------------------

         Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.
                          ----------------------------
         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                          ----------------------------

                         CALCULATION OF REGISTRATION FEE

=================================================== ============== =================== ================== ================
                                                                    Proposed Maximum   Proposed Maximum      Amount Of
        Title Of Each Class Of Securities           Amount Being     Offering Price        Aggregate       Registration
                 To Be Registered                    Registered       Per Unit(1)      Offering Price(1)        Fee
--------------------------------------------------- -------------- ------------------- ------------------ ----------------
Mortgage Pass-Through Certificates, issued in       $1,000,000            100%          $1,000,000         $117.70
Series
=================================================== ============== =================== ================== ================

(1) Estimated solely for the purposes of calculating the registration fee on the basis of the proposed maximum aggregate offering price.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus supplement is not complete and may be changed. We may not sell these offered certificates until we deliver a final prospectus supplement and prospectus. This prospectus supplement and prospectus are not an offer to sell these offered certificates and are not soliciting an offer to buy these offered certificates in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION DATED OCTOBER 20, 2005
PROSPECTUS SUPPLEMENT
(To Prospectus Dated       , 20 )                             [WELLS FARGO LOGO]

                    Wells Fargo Asset Securities Corporation
                                    Depositor

                             Wells Fargo Bank, N.A.
                           Sponsor and Master Servicer

                Wells Fargo Mortgage Backed Securities 20 - Trust
                                 Issuing Entity

                                  $[         ]
                                  (Approximate)

                 Mortgage Pass-Through Certificates, Series 20 -
          Principal and interest payable monthly, commencing in [ ] 20

You should carefully consider the risk factors beginning on page [S-12] of this prospectus supplement. Neither the offered certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or instrumentality or any other entity.

The offered certificates will represent interests in the assets deposited with the issuing entity only and will not represent interests in or obligations of the depositor, the sponsor or any other entity.

This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus.



The Issuing Entity Will Issue--

o     Seventeen classes of senior certificates.

o Six classes subordinate certificates, all of which are subordinated to, and provide credit enhancement for, the senior certificates. Each class of subordinate certificates is also subordinated to each class of subordinate certificates, if any, with a lower number.

The classes of offered certificates are listed and their sizes and basic payment characteristics are described under the heading "Offered Certificates" in the table beginning on page S-4.

The Assets of the Issuing Entity Will Include--

o A pool of fully amortizing, one- to four-family, fixed interest rate, non-relocation, residential first mortgage loans (excluding the fixed retained yield described in this prospectus supplement), substantially all of which have original terms to stated maturity of approximately 30 years.

Credit Enhancement will Consist of--

o Subordination of the subordinate certificates to the senior certificates for the distributions of principal and interest and the allocation of losses.

o Shifting interest in prepayments through the allocation, subject to certain exceptions, of most principal collections to the senior certificates for the first five years and a lesser, but still disproportionately large, allocation of these collections to the senior certificates during the following four years.

Neither the SEC nor any state securities commission has approved the certificates offered by this prospectus supplement or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The underwriter will purchase the offered certificates from the depositor and offer them to investors at varying prices to be determined at the time of sale. The offered certificates will be available for delivery to investors on or about [___], 20 . Total proceeds to the depositor for the offered certificates will be approximately $[___] before deducting expenses estimated at $[ ] plus accrued interest from [___], 20 to [___], 20 .

                                  [Underwriter]
               The date of this prospectus supplement is [___], 20

                                TABLE OF CONTENTS
                              PROSPECTUS SUPPLEMENT

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS................S-3
SUMMARY INFORMATION..................................................S-6
RISK FACTORS........................................................S-15
    Prepayments May Adversely Affect Yield..........................S-15
    Geographic Concentration May Increase Risk of Loss
      Because of Adverse Economic Conditions or
      Natural Disasters.............................................S-16
    Residential Real Estate Values May Fluctuate
      and Adversely Affect Your Investment..........................S-16
    Delinquencies and Losses on the Mortgage Loans
      Will Adversely Affect Your Yield..............................S-17
    Interest Only Loans May Have Higher Risk of
      Default or Rates of Prepayment................................S-17
    The Rate of Default on Mortgage Loans that are
      Secured by Investor Properties May be Higher
      than on Other Mortgage Loans..................................S-17
    FICO Scores May Not Accurately Predict the
      Likelihood of Default.........................................S-17
    Decrement and Sensitivity Tables are Based
      Upon Assumptions and Models...................................S-18
    Residual Certificates May Have Adverse Tax
      Consequences..................................................S-18
    United States Military Operations May Increase
      Risk of Relief Act Shortfalls.................................S-18
FORWARD LOOKING STATEMENTS..........................................S-19
THE SPONSOR.........................................................S-19
STATIC POOL INFORMATION.............................................S-19
THE DEPOSITOR.......................................................S-20
THE ISSUING ENTITY..................................................S-20
THE TRUSTEE.........................................................S-20
THE MASTER SERVICER.................................................S-21
THE SERVICER........................................................S-22
THE CUSTODIAN.......................................................S-22
ROLES OF WELLS FARGO BANK...........................................S-22
DESCRIPTION OF THE CERTIFICATES.....................................S-23
    General.........................................................S-23
    Distributions...................................................S-23
    Interest........................................................S-25
    Principal (Including Prepayments)...............................S-28
    Additional Rights of the Residual Certificateholders............S-35
    Restrictions on Transfer of the Residual Certificates...........S-36
    Subordination of Class B Certificates...........................S-36
    Allocation of Losses............................................S-37
DESCRIPTION OF THE MORTGAGE LOANS(1)................................S-39
    General.........................................................S-39
    Mortgage Loan Data Appearing in Appendix A......................S-39
    Mortgage Loan Underwriting......................................S-41
    Mandatory Repurchase or Substitution of Mortgage Loans..........S-41
    Optional Purchase or Substitution of Mortgage Loans.............S-41
PREPAYMENT AND YIELD CONSIDERATIONS.................................S-41
    General.........................................................S-41
    Sensitivities of Certain Classes of
      Certificates..................................................S-46
    Yield Considerations with Respect to the
      Class B-2 and Class B-3 Certificates..........................S-47
POOLING AND SERVICING AGREEMENT.....................................S-48
    General.........................................................S-48
    Compensation and Payment of Expenses of
      the Master Servicer, Servicer and Trustee.....................S-48
    Optional Termination of the Trust...............................S-49
    Voting..........................................................S-49
    Fixed Retained Yield............................................S-49
FEDERAL INCOME TAX CONSIDERATIONS...................................S-50
    General.........................................................S-50
    Regular Certificates............................................S-50
    Residual Certificates...........................................S-51
ERISA CONSIDERATIONS................................................S-51
LEGAL INVESTMENT....................................................S-52
SECONDARY MARKET....................................................S-52
UNDERWRITING........................................................S-53
LEGAL MATTERS.......................................................S-53
USE OF PROCEEDS.....................................................S-53
RATINGS.............................................................S-53
APPENDIX A: MORTGAGE LOAN DATA.......................................A-1
APPENDIX B: DECREMENT TABLES.........................................B-1
APPENDIX C: SENIOR SENSITIVITY TABLES................................C-1
APPENDIX D: SUBORDINATE SENSITIVITY TABLES...........................D-1
APPENDIX E: PLANNED PRINCIPAL BALANCES...............................E-1

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

         Information is provided to you about the offered certificates in two separate documents that progressively provide more detail:

            o the accompanying prospectus, which provides general information, some of which may not apply to your certificates; and

            o this prospectus supplement, which incorporates and includes the appendices, and describes the specific terms of your certificates.

         Cross-references are included in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The foregoing table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

         You can find a listing of the pages where capitalized terms used in this prospectus supplement and the accompanying prospectus are defined under the caption "Index of Prospectus Supplement Definitions" on page S-55 in this document and under the caption "Index of Prospectus Definitions" beginning on page 128 in the accompanying prospectus. Any capitalized terms used but not defined in this prospectus supplement have the meanings assigned in the prospectus.

--------------------------------------------------------------------------------
                          THE SERIES 20 - CERTIFICATES

                                                                                 Initial Rating
                                                                                   of Offered
                   Initial      Pass-                                            Certificates(3)
                   Principal   Through                               Interest  ------------------  Original     Minimum
     Class        Balance(1)     Rate       Principal Types(2)       Types(2)     [ ]       [ ]    Form(4)   Denomination
---------------------------------------------------------------------------------------------------------------------------
Offered
 Certificates
Class A-1                        (7)   Senior, Sequential Pay       Inverse                       BE        $
                                                                    Floating
                                                                    Rate
Class A-2                        (7)   Senior, Sequential Pay       Floating                      BE        $
                                                                    Rate
Class A-3                        [ ]%  Super Senior, Lockout        Fixed Rate                    BE        $
Class A-4                        [ ]%  Senior, Sequential Pay       Fixed Rate                    BE        $
Class A-5                        (7)   Senior, Accretion Directed,  Floating                      BE        $
                                       Planned Amortization II Rate
Class A-6                        (7)   Senior, Accretion Directed,  Inverse                       BE        $
                                       Planned Amortization II      Floating
                                                                    Rate
Class A-7                        [ ]%  Senior, Planned Amortization Accrual,                      BE        $
                                       Amortization II              Fixed Rate
Class A-8                        [ ]%  Senior, Accretion Directed,  Fixed Rate                    BE        $
                                       Companion
Class A-9                        [ ]%  Senior, Companion            Accrual,                      BE        $
                                                                    Fixed Rate
Class A-10                       [ ]%  Senior, Planned              Fixed Rate                    BE        $
                                       Amortization I
Class A-11                       [ ]%  Senior, Planned              Fixed Rate                    BE        $
                                       Amortization I
Class A-12                       [ ]%  Super Senior, Planned        Fixed Rate                    BE        $
                                       Amortization I
Class A-13                       [ ]%  Senior, Planned              Fixed Rate                    BE        $
                                       Amortization I
Class A-14                       [ ]%  Super Senior Support,        Fixed Rate                    BE        $
                                       Planned Amortization I
Class A-15                       [ ]%  Super Senior Support,        Fixed Rate                    BE        $
Class A-PO                      0.000% Lockout Senior, Ratio Strip  Principal                     BE        $
                                                                    Only
Class A-R                        [ ]%  Senior, Sequential Pay       Fixed Rate                    D         $
Class B-1                        [ ]%  Subordinated                 Fixed Rate                    BE        $
Class B-2                        [ ]%  Subordinated                 Fixed Rate                    BE        $
Class B-3                        [ ]%  Subordinated                 Fixed Rate                    BE        $

Non-Offered
 Certificates
Class B-4                        [ ]%  Subordinated                 Fixed Rate                    N/A       N/A
Class B-5                        [ ]%  Subordinated                 Fixed Rate                    N/A       N/A
Class B-6                        [ ]%  Subordinated                 Fixed Rate                    N/A       N/A





                                 Final Scheduled
                  Incremental      Distribution
     Class       Denomination(5)      Date(6)
----------------------------------------------------
Offered
 Certificates
Class A-1        $                   [     ], 20


Class A-2        $                   [     ], 20

Class A-3        $                   [     ], 20
Class A-4        $                   [     ], 20
Class A-5        $                   [     ], 20

Class A-6        $                   [     ], 20


Class A-7        $                   [     ], 20

Class A-8        $                   [     ], 20

Class A-9        $                   [     ], 20

Class A-10       $                   [     ], 20

Class A-11       $                   [     ], 20

Class A-12       $                   [     ], 20

Class A-13       $                   [     ], 20

Class A-14       $                   [     ], 20

Class A-15       $                   [     ], 20
Class A-PO       $                   [     ], 20

Class A-R        $                   [     ], 20
Class B-1        $                   [     ], 20
Class B-2        $                   [     ], 20
Class B-3        $                   [     ], 20
Non-Offered
 Certificates
Class B-4        N/A                 [     ], 20
Class B-5        N/A                 [     ], 20
Class B-6        N/A                 [     ], 20

------------

(1) Approximate. The initial principal balances are subject to adjustment as described in this prospectus supplement.
(2) See "Description of the Certificates -- Categories of Classes of Certificates" in the prospectus for a description of the principal and interest categories listed.
(3) A description of the ratings of the offered certificates is set forth under the heading "Rating of Certificates" in the Summary Information and under "Ratings" in the main text of this prospectus supplement.
(4) See "Description of the Certificates -- Definitive Form" and "-- Book-Entry Form" in the prospectus for a description of the forms of certificates. Book-entry form is designated as "BE" and definitive form is designated as "D" in the table above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(5) If necessary, in order to aggregate the initial principal balance of a class, one certificate of the class will be issued in an incremental denomination of less than that shown.
(6) The final scheduled distribution date represents the distribution date in the month following the latest maturity date of any mortgage loan in the mortgage pool. The actual final payment on your certificates could occur earlier or later than the final scheduled distribution date.

(7)

           Initial Pass-      Pass-Through           Minimum       Maximum Pass-
  Class     Through Rate      Rate Formula      Pass-Through Rate   Through Rate
--------------------------------------------------------------------------------
Class A-1          [  ]%   [ ]%-(LIBOR x [ ])        [ ]%               [  ]%
Class A-2          [  ]%      LIBOR + [ ]%           [ ]%               [  ]%
Class A-5          [  ]%      LIBOR + [ ]%           [ ]%               [  ]%
Class A-6          [  ]%   [ ]%-(LIBOR x [ ])        [ ]%               [  ]%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               SUMMARY INFORMATION

     This summary highlights selected information from this document, but does not contain all of the information that you should consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus carefully for additional detailed information about the offered certificates.

RELEVANT PARTIES

Sponsor

Wells Fargo Bank, N.A.

Depositor

Wells Fargo Asset Securities Corporation.

Master Servicer

Wells Fargo Bank, N.A.

Servicers

Initially, Wells Fargo Bank, N.A. Any other servicer will be approved by the master servicer.

Issuing Entity

The Wells Fargo Mortgage Backed Securities 20 - Trust, a New York common law trust.

Trustee

Wachovia Bank, National Association.

Custodian

Wells Fargo Bank, N.A.

AFFILIATIONS

Wells Fargo Bank, which is the Sponsor, Custodian, Master Servicer and Servicer, is the direct parent of the Depositor. There are no relationships, agreements or arrangements outside of this transaction among the affiliated parties that are material to an understanding of the Offered Certificates.

CUT-OFF DATE

[     ], 20  .

CLOSING DATE

On or about [     ], 20  .

DISTRIBUTION DATES

The 25th day of each month, or the following business day if the 25th day is not a business day, commencing in [ ] 20 .

DETERMINATION DATES

With respect to each Distribution Date, the 17th day of each month or if such day is not a business day, the preceding business day.

THE TRANSACTION PARTIES

The sponsor originated or purchased and currently services the mortgage loans. On the closing date the sponsor will sell the mortgage loans to the depositor, who will in turn deposit them into a common law trust, which is the issuing entity. The trust will be formed by a pooling and servicing agreement, to be dated as of the closing date, among the depositor, the master servicer and the trustee. The master servicer will master service the mortgage loans and calculate distributions and other information regarding the certificates in accordance with the pooling and servicing agreement. The trustee will have limited administrative duties under the pooling and servicing agreement. The servicer will service the mortgage loans in accordance with the underlying servicing agreement entered into between the servicer and the master servicer.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The transfers of the mortgage loans from the sponsor to the depositor to the issuing entity in exchange for the certificates is illustrated below:


        -------

        Sponsor

        -------
         |  ^
Mortgage |  |                  Offered
Loans    |  |                Certificates
         |  |                             -----------
         |  |                      |--->
         |  |                      |      Underwriter
         |  |      |---------------| |--
         v  | Cash ||----------------|    -----------
        ---------  ||     Cash               |   ^
                 --||                        |   |
        Depositor<--|               Offered  |   |
                                 Certificates|   |  Cash
        ---------                            |   |
Mortgage |  ^                                |   |
Loans    |  |                                v   |
         |  |                             -----------
         |  | All Certificates
         |  |                              Investors
         |  |
         v  |                             -----------
        -------

        Issuing
        Entity

        -------


RATING OF CERTIFICATES

The trust will not issue the offered certificates unless they have received at least the ratings set forth in the table beginning on page S-4.

o The ratings of the rating agencies are not recommendations to buy, sell or hold the certificates rated. A rating may be revised or withdrawn at any time by the assigning rating agency.

o The ratings do not address the possibility that, as a result of principal prepayments, the yield on your certificate may be lower than anticipated.

See "-- Effects of Prepayments on Your Investment Expectations" below and "Ratings" in this prospectus supplement.

DESCRIPTION OF CERTIFICATES

A summary chart of the initial principal balances, pass-through rates, principal types, interest types, ratings, original form, denominations and final scheduled distribution dates of the certificates is set forth in the table beginning on page S-4

The certificates consist of:

o the seventeen classes of senior Class A Certificates designated as "Senior," "Super Senior" and "Super Senior Support" certificates in the table beginning on page S-4; and

o the six classes of junior Class B Certificates designated as "Subordinated" certificates in the table beginning on page S-4.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Only the Class A, Class B-1, Class B-2 and Class B-3 Certificates are being offered by this prospectus supplement and the accompanying prospectus. The Class B-4, Class B-5 and Class B-6 Certificates are not being offered pursuant to this prospectus supplement and the accompanying prospectus, and the depositor may retain or sell such classes. Information provided with respect to the Class B-4, Class B-5 and Class B-6 Certificates is included solely to aid your understanding of the offered certificates.

See the table beginning on page S-4 for more information with respect to each class of certificates.

Principal Balance of the Certificates

The certificates will have an approximate total initial principal balance of $[___]. Any difference between the total principal balance of the certificates as of the date of issuance of the certificates and the approximate total initial principal balance of the certificates as of the date of this prospectus supplement will not exceed 5% of the total initial principal balance of the certificates. Any such difference will be allocated among the various classes of certificates so as to materially retain the characteristics of the offered certificates described in this prospectus supplement.

Interests in Mortgage Loans

The Class A-PO Certificates represent a portion of the principal balance of the discount mortgage loans. The mortgage loans which have a mortgage interest rate of less than 5.500% after deducting the master servicing fee rate and the applicable servicing fee rate are discount mortgage loans. Because the Class A-PO Certificates represent an interest solely in the discount mortgage loans, only principal payments, including prepayments of principal, and realized losses on the discount mortgage loans will affect the Class A-PO Certificates. The portion of the total principal balance of the mortgage loans not represented by the Class A-PO Certificates is the non-PO portion and is represented by the other Class A Certificates, referred to as the Class A Non-PO Certificates, and the Class B Certificates.

The relative interests in the initial non-PO portion of the principal balance of the mortgage loans represented by the Class A Non-PO Certificates and the Class B Certificates are subject to change over time because:

o certain unscheduled principal payments on the mortgage loans will be disproportionately allocated to the Class A Non-PO Certificates for a specified period; and

o certain losses and certain shortfalls on the mortgage loans will be allocated first to the classes of Class B Certificates in reverse numerical order prior to the allocation of such losses and shortfalls to the Class A Certificates, as discussed in "Description of the Certificates -- Distributions" and "-- Subordination of Class B Certificates" in this prospectus supplement.

Forms of Certificates; Denominations

Your certificates will be issued either in book-entry form or in fully registered, certificated form and in the minimum denomination and the incremental denomination set forth in the table beginning on page S-4. The offered certificates are not intended to be directly or indirectly held or beneficially owned by anyone in amounts lower than such minimum denominations.

MORTGAGE POOL

The assets of the trust are expected to consist of approximately [ ] mortgage loans with an aggregate unpaid principal balance as of the cut-off date of approximately $[ ]. The mortgage loans, which are the source of distributions to holders of the certificates, will consist of fixed interest rate, monthly pay, fully amortizing, one- to four-family, residential first mortgage loans substantially all of which have original terms to maturity of approximately 30 years.

See "Description of the Mortgage Loans" and "Appendix A" in this prospectus supplement.

Changes to Mortgage Pool

The depositor may remove mortgage loans from the pool, or may make substitutions for certain mortgage loans, in advance of the closing date.

     After the issuance of the certificates, the depositor may remove certain mortgage loans from the pool, or will be required to do so for breaches of representations or warranties or as a result of defective documentation, through repurchase or, under certain circumstances and generally only during the two year period following the closing date, may make substitutions for certain mortgage loans.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


See "Description of the Mortgage Loans--Mandatory Repurchase or Substitution of Mortgage Loans" and "--Optional Purchase or Substitution of Mortgage Loans" in this prospectus supplement.

Information regarding repurchases of the mortgage loans after the closing date will be available on the trust's monthly distribution reports on Form 10-D. See "Reports to Certificateholders" in the prospectus.

Optional Termination of the Trust

The depositor may, subject to certain conditions including the then-remaining size of the pool, purchase all outstanding mortgage loans in the pool and thereby effect early retirement of the certificates. See "The Pooling and Servicing Agreement--Optional Termination; Optional Purchase of Mortgage Loans" in the prospectus.

DISTRIBUTIONS OF PRINCIPAL AND INTEREST TO CERTIFICATEHOLDERS

On each distribution date the amount available for distribution on the certificates, which consists of those payments, recoveries, advances and other receipts in respect of the mortgage loans which are available for distribution on such date, will be distributed generally in the following order of priority:

      first, pro rata, to the holders of the Class A Certificates, in respect of interest which they are entitled to receive on such distribution date;

      second, to the holders of the Class A Certificates in respect of principal which they are entitled to receive on such distribution date;

      third, to the holders of the Class B Certificates in numerical order beginning with the Class B-1 Certificates in respect of interest and principal which they are entitled to receive on such distribution date; and

      fourth, to the Class A-R Certificates, any remaining amounts.

However, if you are purchasing a class of accrual certificates, you will not receive interest distributions with respect to your certificates until either the principal balances of certain classes of accretion directed certificates have been reduced to zero as discussed under "Description of the Certificates--Interest" in this prospectus supplement or the principal balances of the Class B Certificates have been reduced to zero. Until then, interest which would otherwise be distributed on your class of accrual certificates will be added to the principal balance of such class of accrual certificates and will be distributed instead as principal to certain classes of accretion directed certificates and such class of accrual certificates as specified under "Description of the Certificates -- Principal (Including Prepayments)" in this prospectus supplement.

In addition, certain payments of principal to which the Class A-PO Certificates are entitled on a distribution date will only be paid out of amounts otherwise distributable as principal to the Class B Certificates on such distribution date. See "Description of the Certificates -- Principal (Including Prepayments)" in this prospectus supplement.

The amount available for distribution to certificateholders will not include amounts used to pay the servicing fee and the master servicing fee. Such fees will be paid on each distribution date from interest payments received on the mortgage loans prior to any distributions on the certificates. The servicing fee for each distribution date is equal to the product of (i) one-twelfth of [ ]% and (ii) the aggregate scheduled principal balance of the mortgage loans as of the first day of the month of such distribution date. The master servicing fee for each distribution date is equal to the product of (i) one-twelfth of [ ]% and (ii) the aggregate scheduled principal balance of the mortgage loans as of the first day of the month of such distribution date.

Interest Distributions

An interest-bearing class will accrue interest for each interest accrual period in an amount equal to:

o 1/12th of the pass-through rate for the class multiplied by the outstanding principal balance of such class on the related distribution date minus

o the amount of certain interest shortfalls arising from the timing of prepayments on the mortgage loans and the application of the Servicemembers Civil Relief Act and comparable state legislation and interest losses allocated to the class as described under "Description of the Certificates -- Interest" in this prospectus supplement.

The allocation of interest distributions among the Class A Non-PO Certificates will be made as described under "Description of the Certificates --


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Distributions" and "-- Interest" in this prospectus supplement.

Principal Distributions

The calculation of the amount of principal which each class of offered certificates is entitled to receive on each distribution date and the priority of principal distributions among the Class A Certificates are described under "Description of the Certificates--Distributions" and "-- Principal (Including Prepayments)" in this prospectus supplement.

Credit Enhancement

The rights of the holders of each class of Class B Certificates to receive distributions will be subordinated to the rights of the holders of the Class A Certificates to receive distributions and the holders of the classes of Class B Certificates, if any, with lower numerical designations to receive distributions.

In general, the protection afforded the holders of more senior classes of certificates by means of this subordination will be effected in two ways:

o by the preferential right of the holders of such classes to receive, prior to any distribution being made on any distribution date to the holders of the more junior classes of certificates, the amounts of interest and principal due on the more senior classes of certificates, other than amounts payable to the Class A-PO Certificates, as a reimbursement for realized losses, and, if necessary, by the right of such more senior holders to receive future distributions on the mortgage loans that would otherwise have been allocated to the holders of the more junior classes of certificates; and

o by the allocation of losses resulting from the liquidation of defaulted mortgage loans or the bankruptcy of mortgagors to the more junior classes of certificates in inverse order of seniority, until their respective principal balances have been reduced to zero, prior to the allocation of such losses to the more senior classes of certificates.

Credit support for the Class A Certificates is provided by subordination of the Class B Certificates as follows:

                    Subordination of Subordinate Certificates

--------------- ------------------------- ------------
 Priority of             Senior                ^
   Payment      (Credit Support [___]%)        |
--------------- -------------------------      |
      |                Class B-1               |
      |         (Credit Support [___]%)        |
      |         -------------------------      |
      |                Class B-2               |
      |         (Credit Support [___]%)        |
      |         -------------------------      |
      |                Class B-3               |
      |         (Credit Support [___]%)        |
      |         -------------------------      |
      |                Class B-4               |
      |         (Credit Support [___]%)        |
      |         -------------------------      |
      |                Class B-5               |
      |         (Credit Support [___]%)
      |         ------------------------- ------------
      |                Class B-6           Order of
      v          (Credit Support 0.00%)      Loss
                                          Allocation
--------------- ------------------------- ------------

The approximate initial credit support percentages set forth in the preceding chart show the initial principal balance of the class or classes of certificates subordinate to a class or classes as a percentage of the aggregate unpaid principal balance of the mortgage loans as of the cut-off date.

In addition, in order to increase the period during which the principal balances of the Class B Certificates remain available as credit enhancement to the Class A Certificates, a disproportionate amount of prepayments and unscheduled principal receipts with respect to the mortgage loans will be allocated to the Class A Non-PO Certificates in the aggregate. This allocation will accelerate the amortization of the Class A Non-PO Certificates while, in the absence of losses due to the liquidation of defaulted mortgage loans or losses resulting from the bankruptcy of mortgagors, increasing the percentage interest in the principal balance of the mortgage loans evidenced by the Class B Certificates. This disproportionate allocation of prepayments and unscheduled principal receipts will "step down" over time unless specified delinquencies and loss tests are not met. See "Description of the Certificates-Principal (Including Prepayments)-Calculation of Amount to be Distributed on the Certificates" and "Prepayment and Yield Considerations" in this prospectus supplement.

After the principal balances of the Class B Certificates have been reduced to zero, the principal portion of all losses, other than the portion attributable to the discount mortgage loans, will be


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


allocated to the Class A Non-PO Certificates. To the extent such losses arise with respect to discount mortgage loans, principal losses will be shared between the Class A Non-PO Certificates and the Class A-PO Certificates according to their respective interests in such mortgage loans. The principal portion of any losses borne by the Class A Non-PO Certificates will be shared pro rata by such classes of Class A Non-PO Certificates based on their then-outstanding principal balances (or, in the case of a class of accrual certificates, such class' initial principal balance, if lower) and the interest portion of such losses will be shared pro rata by the Class A Non-PO Certificates based on interest accrued. However, the share of principal losses allocated to a class of super senior certificates will be borne by the related class of super senior support certificates, together with such class of super senior support certificates' own share of losses. To this extent, a class of super senior support certificates is subordinate to its related class of super senior certificates. See "Description of the Certificates--Interest" and "--Allocation of Losses" in this prospectus supplement.

See "Description of the Certificates--Distributions" and "--Subordination of Class B Certificates" in this prospectus supplement.

EFFECTS OF PREPAYMENTS ON YOUR INVESTMENT EXPECTATIONS

The rate of prepayments on the mortgage loans will affect the investment performance of the offered certificates.

The Class A and Class B Certificates were structured assuming, among other things, that prepayments on the mortgage loans occur at a constant rate of [ ]% of the standard prepayment assumption as described in this prospectus supplement under "Prepayment and Yield Considerations." However, no one can predict the actual rate of prepayment of principal on the mortgage loans.

In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment assumptions to use. If prepayments on the applicable mortgage loans are higher or lower than you anticipate, the investment performance of the offered certificates may vary materially and adversely from your investment expectations.

Factors affecting the rate of prepayment on the mortgage loans and the manner in which prepayments are allocated among the classes of certificates are discussed in this prospectus supplement under "Description of the Certificates -- Principal (Including Prepayments)" and "Prepayment and Yield Considerations."

The actual yield on your certificates may not be equal to the yield you anticipated at the time of purchase. In addition, even if the actual yield is equal to the yield you anticipated at the time of purchase, the total return on investment you expected or the expected weighted average life of your certificates may not be realized. These effects are summarized below.

Yield

The actual yield on your certificates depends on the:

o     pass-through rate, if any;

o     price paid;

o     absence or occurrence of interest shortfalls or losses;

o     absence or occurrence of principal losses; and

o     rate and timing of principal prepayments.

If you purchase offered certificates, your yield, absent shortfalls or losses, will primarily be a function of the price paid and the rate and timing of prepayments on the applicable mortgage loans.

o If you purchase your certificate at an amount equal to its unpaid principal balance -- that is, at "par"-- your effective yield will approximate the pass-through rate on that certificate.

o If you pay less or more than the unpaid principal balance of your certificate -- that is, buy the certificate at a "discount" or "premium," respectively -- then your effective yield will be higher or lower, respectively, than the pass-through rate on the certificate, because such discount or premium will be amortized over the life of the certificate.

o Any deviation in the actual rate of prepayments on the applicable mortgage loans from the rate you assumed will affect the period of time over which, or the rate at which, any discount or premium will be amortized and, consequently, will cause your actual yield to differ from that which you anticipated.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


If you purchase principal only certificates, your yield, absent losses, will primarily be a function of the price you paid for your certificates and the rate and timing of principal payments on the discount mortgage loans.

In addition, the inverse floating rate certificates are highly sensitive to LIBOR and increases in LIBOR will have a negative effect on the yield to maturity of your certificates.

The particular sensitivities of the principal only and inverse floating rate certificates to prepayments and, in the case of the inverse floating rate certificates, to LIBOR are separately displayed in the tables appearing in Appendix C.

The yield to maturity of classes subordinated to other classes will be more sensitive to losses due to liquidations of the mortgage loans and the timing thereof than the classes to which they are subordinated.

If you are purchasing a class of super senior support certificates, which is subordinate to the related class of super senior certificates after the Class B Certificates are no longer outstanding, you should consider the effect of this increased sensitivity to losses on your yield to maturity.

The sensitivities of the yields to maturity of the Class B-2 and Class B-3 Certificates to losses are illustrated in the tables appearing in Appendix D. These illustrations are based on default, loss and other assumptions which are unlikely to match actual experience on the mortgage loans; therefore, your results will vary.

If you are purchasing offered certificates at a discount, particularly the principal only certificates, you should consider the risk that a slower than anticipated rate of principal payments on the applicable mortgage loans will have a negative effect on the yield to maturity of your certificates.

If you are purchasing offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the mortgage loans will have a negative effect on the yield to maturity of your certificates and that a rapid rate of principal payments on the mortgage loans could result in the loss of all or part of your initial investment.

Reinvestment Risk

As stated above, if you purchase an offered certificate at par, fluctuations in the rate of distributions of principal will generally not affect your yield to maturity. However, the total return on your investment, even if you purchase your certificates at par, will be reduced if principal distributions received on your certificates cannot be reinvested at a rate as high as the stated pass-through rate or, in the case of principal only certificates, the expected yield.

You should consider the risk that rapid rates of prepayments on the mortgage loans may coincide with periods of low prevailing market interest rates. During periods of low prevailing market interest rates, mortgagors may be expected to prepay or refinance mortgage loans that carry interest rates significantly higher than then-current interest rates for mortgage loans. Consequently, the amount of principal distributions available to you for reinvestment at such low prevailing interest rates may be relatively large.

Conversely, slow rates of prepayments on the mortgage loans may coincide with periods of high prevailing market interest rates. During such periods, it is less likely that mortgagors will elect to prepay or refinance mortgage loans and, therefore, the amount of principal distributions available to you for reinvestment at such high prevailing interest rates may be relatively small.

Weighted Average Life Volatility

One indication of the impact of varying prepayment speeds on a security is the change in its weighted average life.

o The "weighted average life" of an offered certificate is the average amount of time that will elapse between the date of issuance of the certificate and the date on which each dollar in reduction of the principal balance of the certificate is distributed to the investor.

Low rates of prepayment on the applicable mortgage loans may result in the extension of the weighted average life of a certificate. High rates of prepayment may result in the shortening of the weighted average life of a certificate.

In general, if you purchase your certificates at par and the weighted average life of your certificates is extended beyond your anticipated time period, the market value of your certificates may be adversely


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


affected even though the yield to maturity on your certificates is unaffected.

The weighted average life of a companion certificate is particularly sensitive to principal prepayments on the mortgage loans.

See "Prepayment and Yield Considerations" in this prospectus supplement.

The sensitivities of the weighted average lives of the offered certificates to prepayments are illustrated in the tables appearing in Appendix B. These illustrations are based on prepayment and other assumptions which are unlikely to match the actual experience on the mortgage loans. Therefore, your results will vary.

See "Risk Factors -- Prepayments May Adversely Affect Yield," "Prepayment and Yield Considerations" and "Description of the Certificates -- Principal (Including Prepayments) -- Principal Payment Characteristics of the PAC Certificates and the Companion Certificates" in this prospectus supplement.

FEDERAL INCOME TAX STATUS

For federal income tax purposes, the trust estate will be treated as a REMIC.

o The offered certificates (other than the Class A-R Certificates) and the Class B-4, Class B-5 and Class B-6 Certificates will constitute "regular interests" in the REMIC and will be treated as newly-originated debt instruments for most federal income tax purposes.

o The Class A-R Certificates are residual certificates. The Class A-R Certificates will be the sole "residual interest" in the REMIC.

You must report income received on your certificates as it accrues from distribution date to distribution date, even if it is before such income is distributed in cash to you.

Certain classes of certificates may be issued with "original issue discount." If your class of certificates is issued with original issue discount, you must report original issue discount income over the life of your certificate, often well before such income is distributed in cash to you. See "Federal Income Tax Considerations" in this prospectus supplement.

The residual certificates will not be treated as debt instruments for federal income tax purposes. Instead, if you are a holder of a residual certificate, you must include the taxable income or loss of the REMIC in determining your federal taxable income. You may have to use funds other than distributions on your certificate to meet the tax liabilities resulting from the ownership of a residual certificate.

In addition, certain transfers of the residual certificates may be disregarded for federal tax purposes, with the transferor continuing to have tax liabilities for the transferred certificates. See "Description of the Certificates -- Restrictions on Transfer of the Residual Certificates" and "Federal Income Tax Considerations" in this prospectus supplement and "Certain Federal Income Tax Consequences -- Federal Income Tax Consequences for REMIC Certificates" in the prospectus.

ERISA CONSIDERATIONS

If you are a fiduciary of a retirement plan or other employee benefit plan or arrangement subject to ERISA, the Internal Revenue Code or any federal, state or local law which is, to a material extent, similar to ERISA or the Internal Revenue Code, you should carefully review with your legal advisors whether the purchase or holding of offered certificates could give rise to a transaction prohibited or not otherwise permissible under the rules or regulations referred to above.

The residual certificates may not be purchased by or transferred to a plan or a person acting on behalf of or investing the assets of a plan. See "Description of the Certificates -- Restrictions on Transfer of the Residual Certificates" and "ERISA Considerations" in this prospectus supplement.

LEGAL INVESTMENT

o The Class A and Class B-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as amended, so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

o The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" under this act.

If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, you may be subject to restrictions on investment in the


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


offered certificates and are encouraged to consult your own legal, tax and accounting advisors in determining the suitability of and consequences to you of the purchase, ownership and disposition of the offered certificates.

See "Legal Investment" in the prospectus.


--------------------------------------------------------------------------------

                                  RISK FACTORS

     You should consider carefully in connection with the purchase of the offered certificates, the following factors, as well as those described under "Risk Factors" in the prospectus.

Prepayments May Adversely Affect Yield

     The rate of distributions of principal and the yield to maturity on your certificates will be directly related to the rate of payments of principal on the applicable mortgage loans and the amount and timing of mortgagor defaults resulting in realized losses. Mortgagors are permitted to prepay the mortgage loans, in whole or in part, at any time without penalty. The principal payments on the mortgage loans may be in the form of scheduled principal payments or principal prepayments (for this purpose, the term "principal prepayment" includes prepayments and any other recovery of principal in advance of the scheduled due date, including repurchases and liquidations due to default, casualty, condemnation and similar events). Any of these prepayments will result in distributions to you of amounts that would otherwise be distributed over the remaining term of the mortgage loans.

     The rate of principal payments on the mortgage loans will be affected by, among other things:

      o     the amortization schedules of the mortgage loans;

      o the rate of principal prepayments (including partial prepayments and those resulting from refinancing) thereon by mortgagors;

      o     liquidations of defaulted mortgage loans;

      o repurchases of mortgage loans by the depositor as a result of defective documentation or breaches of representations and warranties;

      o     optional purchases by the depositor of defaulted mortgage loans;

      o the optional purchase by the depositor of all of the mortgage loans in connection with the termination of the trust estate; and

      o general and targeted solicitations for refinancing by mortgage originators (including the sponsor).

     The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic and social factors and will depend greatly on the level of mortgage interest rates:

      o If prevailing rates for similar mortgage loans fall below the mortgage interest rates on the mortgage loans, the rate of prepayment would generally be expected to increase.

      o Conversely, if interest rates on similar mortgage loans rise above the mortgage interest rates on the mortgage loans, the rate of prepayment would generally be expected to decrease.

     If you are purchasing offered certificates at a discount, particularly the Class A-PO Certificates, you should consider the risk that if principal payments on the mortgage loans, or, in the case of the Class A-PO Certificates, on the discount mortgage loans, occur at a rate slower than you expected, there will be a negative effect on the yield to maturity of your certificates.

     If you are purchasing offered certificates at a premium, you should consider the risk that if principal payments on the mortgage loans occur at a rate faster than you expected, there will be a negative effect on the yield to maturity of your certificates.

     The particular sensitivity of the principal only certificates is separately displayed in the table appearing in Appendix C.

     You must make your own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase offered certificates.

     As described in this prospectus supplement under "Description of the Certificates--Principal," the Class A Prepayment Percentage of all principal prepayments (excluding for this purpose, partial liquidations due to default, casualty, condemnation and similar events) initially will be distributed to the classes of Class A Certificates that are entitled to receive principal prepayment distributions at that time. This may result in all (or a disproportionate percentage) of those principal prepayments being distributed to the Class A Certificates and none (or less than their pro rata share) of those principal prepayments being distributed to holders of the subordinate certificates during the periods of time described in the definition of "Class A Prepayment Percentage."

     The timing of changes in the rate of prepayments may significantly affect the actual yield to you, even if the average rate of principal prepayments is consistent with your expectations. In general, the earlier the payment of principal of the mortgage loans, the greater the effect on your yield to maturity for certificates purchased at a price other than par.

Geographic Concentration May Increase Risk of Loss Because of Adverse Economic Conditions or Natural Disasters

     The yield to maturity on your certificates may be affected by the geographic concentration of the mortgaged properties securing the mortgage loans. Certain regions of the United States from time to time will experience weaker regional economic conditions and housing markets and, consequently, will experience higher rates of loss and delinquency than on mortgage loans generally. Any concentration of the mortgage loans in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. In addition, certain regions have experienced or may experience natural disasters, including earthquakes, fires, floods and hurricanes, which may adversely affect property values. Although mortgaged properties located in certain identified flood zones will be required to be covered, to the maximum extent available (currently $[ ]), by flood insurance, no mortgaged properties will otherwise be required to be insured against earthquake damage or any other loss not covered by standard hazard insurance policies. The following states have concentrations of mortgaged properties in excess of 10% of mortgage pool: [State] and [State].

     Any deterioration in housing prices in the regions in which there is a significant concentration of mortgaged properties, as well as the other regions in which the mortgaged properties are located, and any deterioration of economic conditions in such regions which adversely affects the ability of borrowers to make payments on the mortgage loans may increase the likelihood of losses on the mortgage loans. Such losses, if they occur, may have an adverse effect on the yield to maturity of your certificates, especially if they are subordinated and particularly if they are Class B-3 Certificates.

     The concentrations of mortgaged properties by state and geographic areas are identified in Appendix A.

Residential Real Estate Values May Fluctuate and Adversely Affect Your
Investment

     There can be no assurance that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. The value of any mortgaged property generally will change over time from its value on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios shown in the tables in Appendix A might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the mortgage loans. If the residential real estate market should experience an overall decline in property values large enough to cause the outstanding balances of the mortgage loans and any secondary financing on the related mortgaged properties to equal or exceed the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry or in the sponsor's prior securitizations involving the depositor.

     In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the mortgagors' timely payment of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any mortgage pool. These other factors could include excessive building resulting in an oversupply of housing in a particular area or a decrease in employment reducing the demand for housing in an area or zoning or environmental restrictions preventing additions to the housing supply in an area. To the extent that credit enhancements do not cover such losses, your yield may be adversely impacted.

Delinquencies and Losses on the Mortgage Loans Will Adversely Affect Your Yield

     Delinquencies on the mortgage loans which are not advanced by the servicer (because the servicer has determined that these amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the certificates. The servicer will determine that a proposed advance is nonrecoverable when, in the good faith exercise of its servicing judgment, it believes the proposed advance would not be ultimately recoverable from the related mortgagor, related liquidation proceeds, or other recoveries in respect of the mortgage loan. The servicer will be entitled to recover from amounts on deposit in the certificate account any advances previously made which it subsequently determines to be nonrecoverable prior to any distribution on the certificates. Because of the priority of distributions, shortfalls resulting from delinquencies that are not covered by advances or from the reimbursement of advances which the servicer determines to be nonrecoverable will be borne first by the subordinate certificates (in reverse numerical order), and then by the senior certificates.

     Net interest shortfalls will adversely affect the yields on the offered certificates. In addition, losses generally will be borne by the subordinate certificates, as described in this prospectus supplement under "Description of the Certificates -- Allocation of Losses." As a result, the yields on the offered certificates will depend on the rate and timing of realized losses on the mortgage loans.

[Interest Only Loans May Have Higher Risk of Default or Rates of Prepayment

     Approximately [ ]% of the mortgage loans are interest only mortgage loans, which require only the payment of interest with respect to, at the borrower's election, the first three to fifteen years of payments with respect to the mortgage loan. At that time, the payments on each such loan will be recalculated to fully amortize its unpaid principal balance over the remaining life of such loan and the mortgagor will be required to make payments of both principal and interest. The required payment of principal will increase the burden on the mortgagor and may increase the risk of default under such mortgage loan. In underwriting an interest only loan, the ability of the mortgagor to make payments in respect of principal is not considered. This increase in monthly payment may significantly increase the risk of default under such mortgage loan. In addition, the increase in the monthly payment to be made by a mortgagor may induce the mortgagor to refinance such mortgage loan which would result in a prepayment of such loan.]

The Rate of Default on Mortgage Loans that are Secured by Investor Properties May be Higher than on Other Mortgage Loans

     Approximately [ ]% of the mortgage loans are expected to be secured by investor properties. An investor property is a property which, at the time of origination, the mortgagor represented would not be used as the mortgagor's primary residence or second home. Because the mortgagor is not living on the property, the mortgagor may be more likely to default on the mortgage loan than on a comparable mortgage loan secured by a primary residence, or to a lesser extent, a second home. In addition, income expected to be generated from an investor property may have been considered for underwriting purposes in addition to the income of the mortgagor from other sources. Should this income not materialize, it is possible the mortgagor would not have sufficient resources to make payments on the mortgage loan.

FICO Scores May Not Accurately Predict the Likelihood of Default

     The sponsor generally uses FICO scores as part of its underwriting process. The tables in Appendix A show FICO scores for the mortgagors obtained at the time of origination of their mortgage loans. A FICO score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that FICO scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the expected life of a mortgage loan. Furthermore, FICO scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore,

FICO scores do not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the borrower. Neither the depositor nor the sponsor makes any representations or warranties as to any borrower's current FICO score, the actual performance of any mortgage loan or that a particular FICO score should be relied upon as a basis for an expectation that a borrower will repay its mortgage loan according to its terms.

Decrement and Sensitivity Tables are Based Upon Assumptions and Models

     The decrement tables set forth in Appendix B and the sensitivity tables set forth in Appendix D have been prepared on the basis of the modeling assumptions described under "Prepayment and Yield Considerations--Assumptions Relating to Tables." There will likely be discrepancies between the characteristics of the actual mortgage loans included and the characteristics of the assumed mortgage loans used in preparing the decrement tables and the sensitivity tables. Any such discrepancy may have an effect upon the percentages of initial principal balances outstanding set forth in the decrement tables (and the weighted average lives of the offered certificates) and the yields to maturity set forth in the yield tables. In addition, to the extent that the mortgage loans that actually are included have characteristics that differ from those assumed in preparing the decrement tables and the sensitivity tables, the principal balance of a class of offered certificates could be reduced to zero earlier or later than indicated by the decrement tables and the yield to maturity may be higher or lower than indicated in the sensitivity tables.

     The models used in this prospectus supplement for prepayments and defaults also do not purport to be a historical description of prepayment or default experience or a prediction of the anticipated rate of prepayment or default of any pool of mortgage loans, including the mortgage loans contained in the trust. It is highly unlikely that the mortgage loans will prepay or liquidate at any of the rates specified or that losses will be incurred according to one particular pattern. The assumed percentages of SDA and SPA and the loss severity percentages shown in the Appendices are for illustrative purposes only. For a description of SDA and SPA, see "Prepayment and Yield Considerations" in this prospectus supplement. The actual rates of prepayment and liquidation and loss severity experience of the mortgage loans may not correspond to any of the assumptions made in this prospectus supplement. For these reasons, the weighted average lives of the offered certificates may differ from the weighted average lives shown in the tables in Appendix B. Further, because the timing of cash flows is critical to determining yield, the pre-tax yields to maturity of the Class B-2 and Class B-3 Certificates are likely to differ from the pre-tax yields to maturity shown in the tables in Appendix D.

Residual Certificates May Have Adverse Tax Consequences

     The residual certificates will be the sole "residual interest" in the REMIC for federal income tax purposes. Holders of the residual certificates must report as ordinary income or loss the net income or the net loss of the REMIC whether or not any cash distributions are made to them. This allocation of income or loss may result in a zero or negative after-tax return. No cash distributions are expected to be made with respect to the residual certificates other than the distribution of their principal balance and interest on that balance. Due to their tax consequences, the residual certificates will be subject to restrictions on transfer that may affect their liquidity. In addition, the residual certificates may not be acquired by ERISA plans or similar governmental plans.

United States Military Operations May Increase Risk of Relief Act Shortfalls

     In response to the previously executed and threatened terrorist attacks in the United States and foreign countries, the United States has initiated military operations and placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act and any comparable state law will apply. This may result in interest shortfalls on the mortgage loans, which will be borne by all interest-bearing classes of certificates. The depositor has not taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Description of the Certificates -- Interest" herein and "Certain Legal Aspects of the Mortgage Loans -- Servicemembers Civil Relief Act and Similar Laws" in the prospectus.

                           FORWARD LOOKING STATEMENTS

     This prospectus supplement and the accompanying prospectus contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Such forward-looking statements, together with related qualifying language and assumptions, are found in the material, including each of the tables, set forth under "Risk Factors" and "Prepayment and Yield Considerations" and in the Appendices. Forward-looking statements are also found elsewhere in this prospectus supplement and the prospectus, and may be identified by, among other things, accompanying language including the words "expects," "intends," "anticipates," "estimates" or analogous expressions, or by qualifying language or assumptions. Such statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results or performance to differ materially from such forward-looking statements. Such risks, uncertainties and other factors include, among others, general economic and business conditions, competition, changes in political, social and economic conditions, regulatory initiatives and compliance with government regulations, customer preference and various other matters, many of which are beyond the Depositor's control. These forward-looking statements speak only as of the date of this prospectus supplement. The Depositor expressly disclaims any obligation or undertaking to disseminate any updates or revisions to such forward-looking statements to reflect any change in the Depositor's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                   THE SPONSOR

     The Sponsor, Wells Fargo Bank, N.A. ("Wells Fargo Bank") is an indirect, wholly-owned subsidiary of Wells Fargo & Company.

     See "The Sponsor," "The Sponsor's Mortgage Loan Programs," "Servicing of the Mortgage Loans" and "The Pooling and Servicing Agreement" in the prospectus for more information about the Sponsor, its securitization programs, underwriting criteria and procedures used to originate the Mortgage Loans and its material roles and duties in this securitization.

                             STATIC POOL INFORMATION

     Information concerning the Sponsor's prior residential mortgage loan securitizations involving 30-Year Fixed-Rate Non-Relocation Loans is available on the internet at www.[website address to be inserted].

     Without charge or registration, by clicking on the link titled
 "WFMBS 200 - ," investors can view on this website the following information:

      o summary information regarding original characteristics of the Sponsor's prior securitized pools of 30-Year Fixed-Rate Non-Relocation Loans; and

      o delinquency, cumulative loss, and prepayment information for the five years preceding the date of first use of this prospectus supplement regarding the Sponsor's prior securitized pools of 30-Year Fixed-Rate Non-Relocation Loans.

     In the event any changes or updates are made to the information available on the Sponsor's website, the Depositor will provide a copy of the original information upon request to any person who writes or calls the Depositor at 7430 New Technology Way, Frederick, Maryland 21703 Attention: Vice President, Structured Finance, telephone number (301) 846-8881.

     The static pool data available on the Sponsor's website relating to any of the Sponsor's prior securitized pools issued prior to January 1, 2006 is not deemed to be part of this prospectus, the accompanying prospectus supplement or the Depositor's registration statement.

     Static pool performance may have been affected by various factors relating to the underlying borrower's personal circumstances, including, but not limited to, unemployment or change in employment (or in the case of self-employed mortgagors or mortgagors relying on commission income, fluctuations in income), marital separation and the mortgagor's equity in the related mortgaged property. In addition, static pool performance may be sensitive to adverse economic conditions, either nationally or regionally, may exhibit seasonal variations and may be influenced by the level of housing prices, the level of interest rates and changes in mortgage loan product features. In addition, changes over time in servicing practices or variations in mortgage loan underwriting guidelines or the application of such guidelines may affect the static pool data. See "The Sponsor's Mortgage Loan Programs--Wells Fargo Bank Underwriting." Regional economic conditions (including declining real estate values) may particularly affect delinquency and cumulative loss experience on mortgage loans to the extent that mortgaged properties are concentrated in certain geographic areas. The historical pool performance information contained in the static pool reports may be attributable to factors such as those described above, although there can be no assurance as to whether this information is the result of any particular factor or a combination of factors. Due to all of these factors, the Sponsor's static pool performance data may not be indicative of the future performance of the Mortgage Loans.

     For additional information concerning the static pool information available on the website set forth above, se "Static Pool Information" in the prospectus.

                                  THE DEPOSITOR

     Wells Fargo Asset Securities Corporation (the "Depositor") is a direct, wholly owned subsidiary of Wells Fargo Bank, N.A. and an indirect, wholly owned subsidiary of Wells Fargo & Company. The Depositor was incorporated in the State of Delaware on March 28, 1996 as Norwest Asset Securities Corporation. On April 7, 2000, Norwest Integrated Structured Assets, Inc., an affiliate of the Depositor, was merged into and with the Depositor. On April 17, 2000, the Depositor changed its name from Norwest Asset Securities Corporation to Wells Fargo Asset Securities Corporation.

     The limited purposes of the Depositor are, in general, to acquire, own and sell mortgage loans; to issue, acquire, own, hold and sell mortgage pass-through securities and home equity asset-backed pass-through securities which represent ownership interests in mortgage loans, collections thereon and related properties; and to engage in any acts which are incidental to, or necessary, suitable or convenient to accomplish, the foregoing.

     The Depositor will have limited obligations and rights under the Pooling and Servicing Agreement after the Closing Date, including, but not limited to, repurchasing Mortgage Loans due to breaches of representations and warranties, repurchasing at its option certain defaulted Mortgage Loans or, in the circumstances described in the prospectus under "The Pooling and Servicing Agreement--Termination; Optional Purchase of Mortgage Loans," repurchasing all of the Mortgage Loans.

     The Depositor maintains its principal office at 7430 New Technology Way, Frederick, Maryland 21703. Its telephone number is (301) 846-8881.

     See "The Depositor" in the prospectus for more information about the Depositor.

                               THE ISSUING ENTITY

     The Issuing Entity will be a New York common law trust (the "Trust"), formed on the Closing Date pursuant to the Pooling and Servicing Agreement. The Mortgage Loans will be deposited by the Depositor into the Trust under the Pooling and Servicing Agreement. The Trust will have no officers or directors and no continuing duties other than to hold the assets underlying the Certificates and to issue the Certificates. The fiscal year end of the Issuing Entity will be December 31. The Trust will be administered by the Trustee and the Master Servicer pursuant to the terms of the Pooling and Servicing Agreement.

                                   THE TRUSTEE

     Wachovia Bank, National Association ("Wachovia Bank") will act as trustee (the "Trustee") under the Pooling and Servicing Agreement. The corporate trust office of the Trustee is located at 301 South College Street,

Charlotte, North Carolina 28202. Wachovia Bank previously has been appointed to the role of Trustee for in excess of 350 asset-backed transactions in which residential mortgages comprised the asset pool.

     The Trustee has limited administrative responsibilities under the terms of the Pooling and Servicing Agreement. The Trustee is not responsible for securities administration, does not monitor access to and activity in the Certificate Account, compliance with covenants in the Pooling and Servicing Agreement or the basis for the addition, substitution or removal of Mortgage Loans from the Mortgage Pool. Under the Pooling and Servicing Agreement, the Trustee will be required to make Periodic Advances to the limited extent described herein with respect to the Mortgage Loans serviced by Wells Fargo Bank if Wells Fargo Bank, as Servicer, fails to make a Periodic Advance required by the related Wells Fargo Underlying Servicing Agreement. See "Description of the Certificates -- Periodic Advances" herein.

     The Trustee may appoint one or more co-trustees if necessary to comply with the fiduciary requirements imposed by any jurisdiction in which a Mortgaged Property is located. In the case of any appointment of a co-trustee, all rights, powers, duties and obligations conferred or imposed upon the Trustee will be conferred or imposed upon and exercised or performed by the Trustee and the co-trustee jointly, unless the law of a jurisdiction prohibits the Trustee from performing it duties under the Pooling and Servicing Agreement, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion of the Trust in any such jurisdiction) shall be exercised and performed by the co-trustee at the direction of the Trustee.

     See "The Pooling and Servicing Agreement--The Trustee" in the prospectus for more information about the Trustee and its obligations and rights (including the right to indemnity and reimbursement in certain circumstances) under the Pooling and Servicing Agreement.

                               THE MASTER SERVICER

     The Corporate Trust Services division of Wells Fargo Bank will act as master servicer (the "Master Servicer") of the Mortgage Loans and, in that capacity, will supervise the servicing of the Mortgage Loans, cause the Mortgage Loans to be serviced in the event a Servicer (other than Wells Fargo Bank) is terminated and a successor servicer is not appointed, provide certain reports to the Trustee regarding the Mortgage Loans and the Certificates and make Periodic Advances to the limited extent described herein. See "Description of the Certificates--Periodic Advances" herein. As of the date of this prospectus supplement, the Master Servicer has not failed to make any required Periodic Advance with respect to any issuance of residential mortgage backed securities.

     In addition, the Master Servicer will be responsible for securities administration of the Trust. In such capacity, the Master Servicer is responsible for pool performance calculation, distribution calculations, the preparation of monthly distribution reports and the preparation of tax returns on behalf of the Trust (unless the Trustee is required by law to prepare) and the preparation of monthly reports on Form 10-D (based on information included in the monthly distribution date statements) and annual reports on Form 10-K that are required to be filed with the SEC on behalf of the Trust.

     Under the Pooling and Servicing Agreement, any good faith interpretation of the Master Servicer of any provisions of the Pooling and Servicing Agreement relating to the distributions to be made on or the allocation of any losses to the Certificates which the Master Servicer concludes are ambiguous or unclear will be binding on Certificateholders.

     The Master Servicer will also act as paying agent (the "Paying Agent") under the Pooling and Servicing Agreement. The Paying Agent is responsible for making distributions to Certificateholders and making available to Certificateholders certain reports as discussed under "Reports to Certificateholders" in the prospectus. The Paying Agent will establish and maintain a separate trust account (the "Payment Account"). On the business day prior to each Distribution Date, the Master Servicer will deposit funds from the Certificate Account into the Payment Account and the Paying Agent will make Payments to Certificateholders with the funds in the Payment Account on the related Distribution Date.

     See "The Sponsor" in the prospectus for more information about Wells Fargo Bank and "The Master Servicer" in the prospectus for more information about Wells Fargo Bank in its capacity as Master Servicer.

                                  THE SERVICER

     As of the Closing Date, the Sponsor, as "Servicer," will service all of the Mortgage Loans in accordance with the terms of the servicing agreement, dated the Closing Date (the "Wells Fargo Underlying Servicing Agreement" or the "Underlying Servicing Agreement") between the Master Servicer and the Servicer. As of the Closing Date, there are no other Servicers servicing the Mortgage Loans. The rights to enforce the Servicer's obligations under the Wells Fargo Underlying Servicing Agreement with respect to the related Mortgage Loans will be assigned to the Trustee for the benefit of Certificateholders. Among other things, the Servicer is obligated under certain circumstances to advance delinquent payments of principal and interest with respect to the Mortgage Loans. As of the date of this prospectus supplement, the Servicer has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

     The Servicer may perform any of its obligations under the Wells Fargo Underlying Servicing Agreement through one or more subservicers, although the Servicer has not engaged any subservicers as of the date of this prospectus supplement. Despite the existence of subservicing arrangements, the Servicer will be liable for its servicing duties and obligations under the Wells Fargo Underlying Servicing Agreement as if the Servicer alone were servicing the Mortgage Loans.

     See "The Sponsor," "Servicing of the Mortgage Loans--The Servicers," "--Servicing Experience and Procedures of Wells Fargo Bank" and "The Pooling and Servicing Agreement" in the prospectus for more information about the Servicer, the Servicer's experience, it servicing procedures and its obligations under the Pooling and Servicing Agreement.

     All of the Mortgage Loans will be Type 1 Loans. See "Description of the Certificates--Distributions to Certificateholders--Unscheduled Principal Receipts" and "Servicing of the Mortgage Loans--Changes in Servicing" in the prospectus.

     See "Servicing of the Mortgage Loans" in the prospectus.

                                  THE CUSTODIAN

     The Corporate Trust Services division of Wells Fargo Bank will act as custodian (the "Custodian") for the Mortgage Files pursuant to the custodial agreement, dated the Closing Date (the "Custodial Agreement") among the Trustee, the Depositor, the Master Servicer and the Custodian. Wells Fargo Bank has been engaged in the mortgage document custody business for more than 25 years. Wells Fargo Bank maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah.

     The Custodian will be responsible to hold and safeguard the Mortgage Notes and other contents of the Mortgage Files on behalf of the Trustee and the Certificateholders. The Custodian will segregate the Mortgage Files by boarding each in an electronic tracking system, which identifies the owner of the Mortgage File and the Mortgage File's specific location in the Custodian's vault.

     See "The Pooling and Servicing Agreement--Assignment of Mortgage Loans to the Trustee" in the prospectus for more information about the Custodian and its obligations and rights (including its right to indemnity and reimbursement in certain circumstances) under the Pooling and Servicing Agreement.

                            ROLES OF WELLS FARGO BANK

     As discussed herein, Wells Fargo Bank is the Sponsor and will act as the Custodian, the Master Servicer and the Servicer with respect to the Mortgage Loans. Even though Wells Fargo Bank will be acting in these multiple capacities, it is expected that with respect to the functions of Master Servicer and Custodian, on the one hand, and Servicer, on the other, different divisions within Wells Fargo Bank, acting through different personnel, will be performing these functions. See "Summary Information-Affiliations" in this prospectus supplement.

                         DESCRIPTION OF THE CERTIFICATES

General

     The Issuing Entity will issue Mortgage Pass-Through Certificates, Series 20
- (the "Certificates") on the Closing Date.

     The Certificates will consist of seventeen classes of senior certificates (the "Class A Certificates") and six classes of junior certificates (the "Class B Certificates" or "Subordinated Certificates"). The Class A Certificates (other than the Class A-PO Certificates) are referred to herein as the "Class A Non-PO Certificates." Only the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates are being offered by this prospectus supplement and the accompanying prospectus (the "Offered Certificates"). The Offered Certificates will be issued in the forms and denominations set forth in the table beginning on page S-4.

Distributions

     On each Distribution Date, the Paying Agent will make monthly distributions of interest and in reduction of Principal Balance to holders of each Class of Certificates, to the extent of each Class's entitlement thereto. Distributions will be made on each Distribution Date to holders of record (which, in the case of the Book-Entry Certificates, will be Cede, as nominee for DTC) at the close of business on (i) in the case of the Floating Rate and Inverse Floating Rate Certificates, the business day preceding such Distribution Date and (ii) for all other Certificates, the last business day of the preceding month (each, a "Record Date").

     The aggregate amount available for distribution to the Certificateholders on each Distribution Date will be the Pool Distribution Amount. The "Pool Distribution Amount" for a Distribution Date will be the sum of:

            i) all previously undistributed payments or other receipts on account of principal (including principal prepayments and Liquidation Proceeds in respect of principal, if any), and interest on or in respect of the Mortgage Loans received by the Master Servicer, including without limitation any related insurance proceeds, any proceeds received as a result of a substitution of a Mortgage Loan and the proceeds of any purchase of a related Mortgage Loan for breach of a representation or warranty or the sale of a Mortgaged Property by a Servicer in connection with the liquidation of the related Mortgage Loan on or prior to the Remittance Date in the month in which such Distribution Date occurs;

            ii) all Periodic Advances made; and

            iii) all other amounts (including any insurance proceeds and Compensating Interest) placed in the Certificate Account by any Servicer on or before the Remittance Date or by the Master Servicer on or before the Distribution Date pursuant to the Pooling and Servicing Agreement, but excluding the following:

                  (a) amounts received as late payments of principal or interest as to which one or more unreimbursed Periodic Advances has been made;

                  (b) those portions of each payment of interest on a particular
            Mortgage Loan which represent (i) the applicable Servicing Fee, (ii) the Master Servicing Fee and (iii) the Fixed Retained Yield, if any;

                  (c) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

                  (d) all Unscheduled Principal Receipts that were received by the Servicers after the Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

                  (e) all repurchase proceeds with respect to the Mortgage Loans repurchased by the Depositor on or following the Determination Date in the month in which such Distribution Date occurs and the excess of the unpaid principal balance of any Mortgage Loan for which a Mortgage Loan was substituted over the unpaid principal balance of such substituted Mortgage Loan on or following the Determination Date in the month in which such Distribution Date occurs;

                  (f) to the extent permitted by the Pooling and Servicing
            Agreement, that portion of Liquidation Proceeds or insurance proceeds with respect to a Mortgage Loan or proceeds of any Mortgaged Property that becomes owned by the Trust Estate which represents (i) any unpaid Servicing Fee or Master Servicing Fee to which such Servicer or the Master Servicer, respectively, is entitled, (ii) any unpaid Fixed Retained Yield or (iii) any unreimbursed Periodic Advances;

                  (g) all amounts representing certain expenses reimbursable to the Master Servicer or any Servicer and other amounts permitted to be retained by the Master Servicer or any Servicer or withdrawn by the Master Servicer from the Certificate Account pursuant to the Pooling and Servicing Agreement;

                  (h) reinvestment earnings on payments received in respect of the Mortgage Loans or on other amounts on deposit in the Certificate Account;

                  (i) Liquidation Profits;

                  (j) Month End Interest; and

                  (k) amounts reimbursable to a Servicer for PMI Advances.

     See "Description of the Certificates -- Distributions to
Certificateholders" in the prospectus.

     Each Servicer is required to deposit in the Certificate Account by the Remittance Date certain amounts in respect of the Mortgage Loans as set forth in the prospectus under "Servicing of the Mortgage Loans -- Payments on Mortgage Loans." The Master Servicer is required to cause to be remitted to the Payment Account on the business day prior to the Distribution Date any payments constituting part of the Pool Distribution Amount that are received by the Master Servicer or are required to be made with the Master Servicer's own funds. Except as described below under "-- Periodic Advances," neither the Master Servicer nor the Paying Agent is obligated to remit any amounts which a Servicer was required but failed to deposit in the Certificate Account.

     On each Distribution Date, the Pool Distribution Amount will be allocated among the Classes of Certificates and distributed to the holders thereof of record as of the related Record Date as follows (the "Pool Distribution Amount Allocation"):

            first, to the Classes of Class A Certificates, pro rata, based on their respective Interest Accrual Amounts, in an aggregate amount up to the sum of their Interest Accrual Amounts with respect to such Distribution Date; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to a Class of Accrual Certificates pursuant to this provision will be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates as set forth below under "--Principal (Including Prepayments)--Allocation of Amount to be Distributed on the Class A Certificates";

            second, to the Classes of Class A Certificates, pro rata, based on their respective unpaid Interest Shortfall Amounts, in an aggregate amount up to the sum of their unpaid Interest Shortfall Amounts; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest shortfalls to a Class of Accrual Certificates pursuant to this provision will be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates as set forth below under "--Principal (Including Prepayments)--Allocation of Amount to be Distributed on the Class A Certificates";

            third, concurrently, pro rata, to (A) the Class A Non-PO Certificates, based on and up to the Class A Non-PO Optimal Principal Amount, and (B) the Class A-PO Certificates, based on and up to the Class A-PO Optimal Principal Amount;

            fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount, but only from amounts otherwise distributable (without regard to this priority) to the Classes of Class B Certificates in reverse order of priority from their respective Class B Principal Distribution Amounts; and

            fifth, sequentially to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates so that each such Class shall receive (A) first, an amount up to its Interest Accrual Amount with respect to such Distribution Date, (B) then, an amount up to its previously unpaid Interest Shortfall Amounts and (C) finally, an amount up to its Class B Optimal Principal Amount before any Classes of Class B Certificates with higher numerical designations receive any payments in respect of interest or principal; provided, however, that the amount distributable pursuant to this priority fifth clause (C) to any Classes of Class B Certificates will be reduced by the amount, if any, otherwise distributable as principal hereunder used to pay the Class A-PO Deferred Amount in accordance with priority fourth above.

     The undivided percentage interest (the "Percentage Interest") represented by any Offered Certificate of a Class will be equal to the percentage obtained by dividing the initial principal balance of such Certificate by the initial Principal Balance of such Class.

Interest

     Interest will accrue on each interest-bearing Class of Certificates (other than the Floating Rate and Inverse Floating Rate Certificates) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual Period"). The initial Regular Interest Accrual Period will be deemed to have commenced on the Cut-Off Date. Interest which accrues on such Classes of Certificates will be calculated on the assumption that distributions in reduction of the Principal Balances thereof on a Distribution Date are made on the first day of the month of each Distribution Date. Interest will accrue on the Floating Rate and Inverse Floating Rate Certificates during each one-month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (each, a "LIBOR Based Interest Accrual Period" and, together with each Regular Interest Accrual Period, an "Interest Accrual Period"). The initial LIBOR Based Interest Accrual Period will be deemed to have commenced on [ ], 20 .

     The amount of interest that will accrue on each interest-bearing Class of Certificates during each Interest Accrual Period, after taking into account any Non-Supported Interest Shortfalls, Relief Act Shortfalls and the interest portion of certain losses allocated to such Class, is referred to herein as the "Interest Accrual Amount" for such Class.

     The Interest Accrual Amount for each interest-bearing Class of Certificates equals (a) the product of (i) (1)/12th of the Pass-Through Rate for such Class and (ii) the outstanding Principal Balance of such Class minus (b) the sum of
(i) any Non-Supported Interest Shortfall allocable to such Class, (ii) any Relief Act Shortfall allocable to such Class and (iii) in the case of the Class A Certificates, the interest portion of any Realized Losses allocable to such Class on or after the Subordination Depletion Date. The pass-through rate (the "Pass-Through Rate") for each Class of Certificates is the percentage set forth or described in the table beginning on page S-4 of this prospectus supplement. Interest on each Class of Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The Pass-Through Rates on the Floating Rate and Inverse Floating Rate Certificates will be determined as described in the prospectus under "Description of the Certificates -- Pass-Through Rates Based on LIBOR" and may be obtained by telephoning the Trustee at 704-374-2117 during normal working hours on any business day.

     No interest will accrue on the Principal Only Certificates.

     Subject to the adjustment described below, the "Principal Balance" of a Class of Certificates as of any date will be the principal balance of such Class on the date of initial issuance of the Certificates, plus, in the case of a Class of Accrual Certificates, any applicable Accrual Distribution Amounts, less all amounts previously distributed on such Class in reduction of the principal balance of such Class on prior Distribution Dates including, in the case of the Class A-PO Certificates, distributions in respect of the Class A-PO Deferred Amount.

     After distributions of principal have been made on a Distribution Date, the Principal Balances of the Certificates will be adjusted so that they equal the Adjusted Pool Amount for such Distribution Date. Such adjustment could result in an increase or decrease in the Principal Balance of a Class. Prior to the Subordination Depletion Date, the most subordinate Class of Class B Certificates then outstanding will be subject to the adjustment. After the Subordination Depletion Date, the Principal Balance of the Class A-PO Certificates will be adjusted to equal the Adjusted Pool Amount (PO Portion) and the Principal Balances of the Class A Non-PO Certificates will be adjusted to equal the Adjusted Pool Amount (Non-PO Portion). Any adjustment to the Class A Non-PO Certificates will be allocated among the Class A Non-PO Certificates, pro rata, based on their Principal Balances or, in the case of a Class of Accrual Certificates, the initial Principal Balance, if lower.

     Notwithstanding the foregoing, the Principal Balance of a Class may not be increased such that it exceeds the initial Principal Balance of such Class (plus any applicable Accrual Distribution Amounts previously added to the Principal Balance of a Class of Accrual Certificates) less all amounts previously distributed on such Class in reduction of the Principal Balance thereof.

     A Recovery with respect to a loss on a Mortgage Loan will be treated as a principal prepayment and will result in a payment of principal to one or more corresponding then-outstanding Classes of Certificates. A Class will cease to be entitled to any distribution after its Principal Balance is reduced to zero for any reason. It is possible that such payment will not be made to the Class that originally bore the loss. Further, even though a Class may have previously had its Principal Balance reduced as a result of a loss for which there is later a Recovery, that Class will not be entitled to any interest on the amount of such reduction. Because a Recovery results in a payment of principal to certain Classes without a corresponding decrease in the related Adjusted Pool Amount, the Principal Balance of the most subordinate Class then outstanding (which may not be the Class that originally bore the loss if such Class is no longer outstanding) may be increased or such Principal Balance may be decreased by a lesser amount than would otherwise be the case based on any Realized Losses allocable to such Class.

     The "Class A Principal Balance" as of any date will be equal to the sum of the Principal Balances of the Classes of Class A Certificates as of such date.

     The "Class A Non-PO Principal Balance" as of any date will be equal to the sum of the Principal Balances of the Classes of Class A Non-PO Certificates as of such date.

     The "Class B Principal Balance" as of any date will be equal to the sum of the Principal Balances of the Classes of Class B Certificates as of such date.

     The "Aggregate Principal Balance" as of any date will be equal to the sum of the Class A Principal Balance and the Class B Principal Balance as of such date.

     The "Aggregate Non-PO Principal Balance" as of any date will be equal to the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance as of such date.

     With respect to any Distribution Date, the "Adjusted Pool Amount" will equal the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-Off Date minus the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loans (including amounts received as Periodic Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed to holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the applicable Unscheduled Principal Receipt Period for such Distribution Date and (iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on such Mortgage Loans from the Cut-Off Date through the end of the period which corresponds to the applicable Unscheduled Principal Receipt Period for principal prepayments in full for such Distribution Date.

     With respect to any Distribution Date, the "Adjusted Pool Amount (PO Portion)" will equal the sum as to each Mortgage Loan outstanding as of the Cut-Off Date of the product of (A) the PO Fraction for such Mortgage Loan and
(B) the principal balance of such Mortgage Loan as of the Cut-Off Date less the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loan (including amounts received as Periodic Advances, principal prepayments and Liquidation Proceeds in respect of principal) and distributed to holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of any Liquidated Loan Losses incurred on such Mortgage Loan for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the applicable Unscheduled Principal Receipt Period for such Distribution Date and (iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on such Mortgage Loan from the Cut-Off Date through the end of the period which corresponds to the applicable Unscheduled Principal Receipt Period for principal prepayments in full for such Distribution Date.

     With respect to any Distribution Date, the "Adjusted Pool Amount (Non-PO Portion)" will equal the Adjusted Pool Amount less the Adjusted Pool Amount (PO Portion).

     The "Net Mortgage Interest Rate" on each Mortgage Loan will be equal to the Mortgage Interest Rate on such Mortgage Loan as stated in the related mortgage note minus the sum of (i) the applicable Servicing Fee Rate, (ii) the Master Servicing Fee Rate and (iii) the Fixed Retained Yield rate, if any, for such Mortgage Loan. See "Pooling and Servicing Agreement--Fixed Retained Yield" herein.

     As to any Distribution Date, Prepayment Interest Shortfalls, to the extent that they exceed Compensating Interest, and Curtailment Interest Shortfalls are referred to herein as "Non-Supported Interest Shortfalls" and will be allocated to (i) the Class A Certificates according to the percentage obtained by dividing the sum of the Class A Non-PO Principal Balances by the Aggregate Non-PO Principal Balance and (ii) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the Aggregate Non-PO Principal Balance. Such allocation of Non-Supported Interest Shortfalls will reduce the amount of interest due to be distributed to holders of Certificates then entitled to distributions in respect of interest. Any such reduction in respect of interest allocated to the Class A Certificates will be allocated among the Classes of Class A Certificates, pro rata, on the basis of their respective Interest Accrual Amounts, without regard to any reduction pursuant to this paragraph, for such Distribution Date. Any such reduction in respect of interest allocated to the Class B Certificates will be allocated among such Classes of Class B Certificates, pro rata, on the basis of their respective Interest Accrual Amounts, without regard to any reduction pursuant to this paragraph, for such Distribution Date.

     Any interest shortfalls arising from Unscheduled Principal Receipts in full that are not Prepayments in Full and any other interest shortfalls arising from Unscheduled Principal Receipts, other than Curtailments, will be borne first by the Classes of Class B Certificates in reverse numerical order and then pro rata by the Class A Certificates, based on interest accrued. See "-- Subordination of Class B Certificates" herein. After the Subordination Depletion Date, all interest shortfalls arising from Unscheduled Principal Receipts, other than Prepayment Interest Shortfalls covered by Compensating Interest, will be treated as Non-Supported Interest Shortfalls and allocated in reduction of interest accrued on the Class A Certificates.

     See "Description of the Certificates -- Distributions to Certificateholders -- Distributions of Interest" in the prospectus for a discussion of Prepayment Interest Shortfalls, Curtailment Interest Shortfalls and Compensating Interest.

     Any interest shortfalls arising as a result of the reduction in the amount of monthly interest payments on any Mortgage Loans as a result of the application of the Servicemembers Civil Relief Act or comparable state legislation ("Relief Act Shortfalls") will be allocated among the Class A Certificates and Class B Certificates in the same manner as Non-Supported Interest Shortfalls.

     Allocations of the interest portion of Realized Losses first to the Classes of Class B Certificates in reverse numerical order will result from the priority of distributions first to the holders of the Class A Certificates and then to the holders of the Classes of Class B Certificates in numerical order of the Pool Distribution Amount as described above under "-- Distributions."

     On each Distribution Date on which the amount available to be distributed in respect of interest on a Class of Certificates pursuant to the Pool Distribution Amount Allocation is less than such Class's Interest Accrual Amount, the amount of any such deficiency (as to each Class, an "Interest Shortfall Amount") will be added to the amount of interest distributable to such Class on subsequent Distribution Dates, but only for so long as such Class's Principal Balance is greater than zero. No interest will accrue on any Interest Shortfall Amounts.

     Prior to the applicable Accretion Termination Date, interest in an amount equal to the Interest Accrual Amount for a Class of Accrual Certificates will accrue on such Class, but such amount will not be distributed as interest to such Class until such Accretion Termination Date. Prior to such time, an amount equal to the accrued and unpaid interest on such Class will be added to the Principal Balance thereof and distributed as described under "-- Principal (Including Prepayments) -- Allocation of Amount to be Distributed on the Class A Certificates" below. The "Accretion Termination Date" will be (a) for the Class A-7 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balances of the Class A-5 and Class A-6 Certificates have been reduced to zero or (ii) the Subordination Depletion Date and (b) for the Class A-9 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balance of the Class A-8 Certificates has been reduced to zero or (ii) the Subordination Depletion Date. See "Prepayment and Yield Considerations" herein.

Principal (Including Prepayments)

     The principal balance of a Certificate at any time is equal to the product of the related Class's Principal Balance and such Certificate's Percentage Interest, and represents the maximum specified dollar amount (exclusive of (i) any interest that may accrue on such Certificate (other than interest added to the Principal Balance of a Class of Accrual Certificates) and (ii) in the case of the Residual Certificates, any additional amounts to which the holders of such Certificates may be entitled as described below under "--Additional Rights of the Residual Certificateholders") to which the holders thereof are entitled from the cash flow on the Mortgage Loans at such time and will decline to the extent of distributions in reduction of the principal balance of, and allocations of losses to, such Certificate. The approximate initial Principal Balance of each Class of Certificates is set forth in the table beginning on page S-4 of this prospectus supplement.

     Calculation of Amount to be Distributed on the Certificates

     Distributions in reduction of the Principal Balance of the Class A Non-PO Certificates will be made on each Distribution Date pursuant to the Pool Distribution Amount Allocation, in an aggregate amount equal to the Class A Non-PO Principal Distribution Amount with respect to such Distribution Date and any Accrual Distribution Amounts for the Classes of Accrual Certificates with respect to such Distribution Date.

     The "Accrual Distribution Amount" with respect to any Distribution Date and any Class of Accrual Certificates will be equal to the sum of (i) the current interest allocated but not distributed to such Class of Accrual Certificates on such Distribution Date in accordance with priority first of the Pool Distribution Amount Allocation and (ii) the unpaid Interest Shortfall Amount allocated but not distributed to such Class of Accrual Certificates on such Distribution Date in accordance with priority second of the Pool Distribution Amount Allocation.

     The "Class A Non-PO Principal Distribution Amount" with respect to any Distribution Date will be equal to the amount distributed pursuant to priority third clause (A) of the Pool Distribution Amount Allocation, in an aggregate amount up to the Class A Non-PO Optimal Principal Amount.

     Distributions in reduction of the Principal Balance of the Class A-PO Certificates will be made on each Distribution Date in an aggregate amount equal to the Class A-PO Distribution Amount. The "Class A-PO Distribution Amount" with respect to any Distribution Date will be equal to the sum of (i) the amount distributed pursuant to priority third clause (B) of the Pool Distribution Amount Allocation, in an aggregate amount up to the Class A-PO Optimal Principal Amount and (ii) the amount distributed pursuant to priority fourth of the Pool Distribution Amount Allocation, in an aggregate amount up to the Class A-PO Deferred Amount.

     Distributions in reduction of the Principal Balances of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be made on each Distribution Date first to the Class B-1 Certificates, second to the Class B-2 Certificates, third to the Class B-3 Certificates, fourth to the Class B-4 Certificates, fifth to the Class B-5 Certificates and then to the Class B-6 Certificates, pursuant to priority fifth clause (C) of the Pool Distribution Amount Allocation, in an aggregate amount with respect to each such Class (each, a "Class B Principal Distribution Amount") up to the Class B Optimal Principal Amount for such Class.

     The "Class A Non-PO Optimal Principal Amount", the "Class B Optimal Principal Amount" for each Class of Class B Certificates and the "Class A-PO Optimal Principal Amount" with respect to each Distribution Date will be an amount equal to the sum of:

     (I) for each outstanding Mortgage Loan (including each defaulted Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of:

     (A) (i) in the case of the Class A Non-PO Optimal Principal Amount and each Class B Optimal Principal Amount, the Non-PO Fraction for such Mortgage Loan and
(ii) in the case of the Class A-PO Optimal Principal Amount, the PO Fraction for such Mortgage Loan; and

     (B) the sum of:

            (i) the applicable Class Percentage of the scheduled payment of principal due on such Mortgage Loan on the first day of the month in which the Distribution Date occurs;

            (ii) the applicable Class Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the applicable Class Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor, as described under the heading "Description of the Mortgage Loans -- Mandatory Repurchase or Substitution of Mortgage Loans" herein; and

            (iv) the applicable Class Percentage of the excess of the unpaid principal balance of any Mortgage Loan for which a Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such substituted Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed advances in respect of such Mortgage Loan. See "The Pooling and Servicing Agreement -- Assignment of Mortgage Loans to the Trustee" and "-- Optional Substitutions" in the prospectus; and

     (II) in the case of the Class A-PO Certificates, the PO Fraction of each Recovery in an aggregate amount not exceeding the Class A-PO Deferred Amount and in the case of the Class A Non-PO Certificates and each Class of Class B Certificates, the applicable Class Prepayment Percentage of the Recoveries not allocated to the Class A-PO Certificates.

     The "Class Percentage" will equal (i) the Class A Percentage, in the case of the calculation of the Class A Non-PO Optimal Principal Amount; (ii) the applicable Class B Percentage, in the case of the calculation of the Class B Optimal Principal Amount for a Class of Class B Certificates; and (iii) 100% in the case of the calculation of the Class A-PO Optimal Principal Amount.

     The "Class Prepayment Percentage" will equal (i) the Class A Prepayment Percentage, in the case of the calculation of the Class A Non-PO Optimal Principal Amount; (ii) the applicable Class B Prepayment Percentage, in the case of the calculation of the Class B Optimal Principal Amount for a Class of Class B Certificates; and (iii) 100% in the case of the calculation of the Class A-PO Optimal Principal Amount.

     The "Class A-PO Deferred Amount" for any Distribution Date prior to the Subordination Depletion Date will equal the difference between:

     (A) the sum of:

            (i) the amount by which the Class A-PO Optimal Principal Amount for all prior Distribution Dates exceeds the amounts distributed to the Class A-PO Certificates on such prior Distribution Dates pursuant to priority third clause (B) of the Pool Distribution Amount Allocation; and

            (ii) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of:

                  (a) the PO Fraction for such Discount Mortgage Loan; and

                  (b) an amount equal to the principal portion of Realized
            Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Discount Mortgage Loan; and

     (B) the sum of:

            (i) the sum of the Class A-PO Certificates' portion of Recoveries for such Distribution Date and prior Distribution Dates; and

            (ii) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to priority fourth of the Pool Distribution Amount Allocation.

     On or after the Subordination Depletion Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

     The principal distribution to the holders of a Class of Class B Certificates will be reduced on any Distribution Date on which (i) the Principal Balance of such Class of Class B Certificates would be reduced to zero as a result of principal distributions or allocation of losses and (ii) the Principal Balance of any Class A Certificates or any Class of Class B Certificates with a lower numerical designation, would be subject to reduction as a result of allocation of Realized Losses. The amount of any such reduction in the principal distributed to the holders of such Class of Class B Certificates will instead be distributed pro rata to the holders of any Class (but not the Class A-PO Certificates) senior in priority to receive distributions in accordance with the Pool Distribution Amount Allocation.

     The "Non-PO Fraction" with respect to any Mortgage Loan will equal the Net Mortgage Interest Rate for such Mortgage Loan divided by 1.0%, but will not be greater than 1.0.

     The "Pool Balance (Non-PO Portion)" for any Distribution Date is the sum for each outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan as of such Distribution Date.

     The "PO Fraction" with respect to any Mortgage Loan with a Net Mortgage Interest Rate less than [ ]% (a "Discount Mortgage Loan"), will equal the difference between [ ] and the Non-PO Fraction for such Mortgage Loan. The PO Fraction with respect to each Mortgage Loan that is not a Discount Mortgage Loan (a "Premium Mortgage Loan") will be zero.

     The "Pool Balance (PO Portion)" for any Distribution Date is the sum for each outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan as of such Distribution Date.

     The "Class A Percentage" for any Distribution Date occurring on or prior to the Subordination Depletion Date is the percentage, which in no event will exceed 100%, obtained by dividing the Class A Non-PO Principal Balance as of such date (before taking into account distributions in reduction of Principal Balance on such date) by the Pool Balance (Non-PO Portion). The Class A Percentage for the first Distribution Date will be approximately [ ]%. The Class A Percentage for any Distribution Date occurring after the Subordination Depletion Date will be [ ]%.

     The "Class A Prepayment Percentage" for any Distribution Date prior to the Distribution Date in [ ] 20 will be [ ]% and thereafter will be the Class A Percentage for such Distribution Date plus the percentage of the Subordinated Percentage indicated in the table below; provided, however, that if on any Distribution Date the Class A Percentage exceeds the initial Class A Percentage, the Class A Prepayment Percentage for such Distribution Date will equal [ ]%. See "Prepayment and Yield Considerations" herein and in the prospectus. Notwithstanding the foregoing, no reduction of the level of the Class A Prepayment Percentage will occur on any Distribution Date if the Delinquency and Loss Tests are not met.

     The "Delinquency and Loss Tests" with respect to any Distribution Date are met if (i) as of such Distribution Date as to which any reduction in the Class A Prepayment Percentage applies, the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates of the Mortgage Loans that were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Estate) is less than [__]% of the

Class B Principal Balance and (ii) for any Distribution Date, cumulative Realized Losses with respect to the Mortgage Loans are less than or equal to the percentages of the principal balance of the Class B Certificates as of the Cut-Off Date (the "Original Class B Principal Balance") indicated in the table below.

------------------------------- ------------------- --------------------
Distribution Date Occurring In    Percentage of        Percentage of
                                   Subordinated      Original Class B
                                    Percentage       Principal Balance
------------------------------- ------------------- --------------------
                                        %                    %
------------------------------- ------------------- --------------------
                                        %                    %
------------------------------- ------------------- --------------------
                                        %                    %
------------------------------- ------------------- --------------------
                                        %                    %
------------------------------- ------------------- --------------------
                                        %                    %
------------------------------- ------------------- --------------------

     If on any Distribution Date the allocation to the Class A Non-PO Certificates of full and partial principal prepayments and other amounts in the percentage required as described above would reduce the outstanding Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date will be limited to the percentage necessary to reduce the Class A Non-PO Principal Balance to zero.

     This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Class A Non-PO Certificates while, in the absence of Realized Losses, increasing the interest in the principal balance of the Mortgage Loans evidenced by the Class B Certificates. Increasing the respective interest of the Class B Certificates relative to that of the Class A Non-PO Certificates is intended to preserve the availability of the subordination provided by the Class B Certificates. See "--Subordination of Class B Certificates" below.

     The "Subordinated Percentage" for any Distribution Date will be calculated as the difference between 100% and the Class A Percentage for such date. The "Subordinated Prepayment Percentage" for any Distribution Date will be calculated as the difference between 100% and the Class A Prepayment Percentage for such date.

     The "Class B Percentage" and "Class B Prepayment Percentage" for a Class of Class B Certificates and any Distribution Date will equal the portion of the Subordinated Percentage and Subordinated Prepayment Percentage, as the case may be, represented by the fraction the numerator of which is the Principal Balance for such Class of Class B Certificates and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates entitled to principal distributions for such Distribution Date as described below. In the event that a Class of Class B Certificates is not entitled to principal distributions for such Distribution Date, the Class B Percentage and Class B Prepayment Percentage for such Class will both be [ ]% with respect to such Distribution Date.

     In the event that on any Distribution Date the Current Fractional Interest of any Class of Class B Certificates is less than the Original Fractional Interest of such Class, then the Classes of Certificates that are subordinate to such Class will not be entitled to distributions in respect of principal and the Principal Balances of such subordinated Classes will not be used to determine the Class B Percentages and Class B Prepayment Percentages of the Classes of Class B Certificates that are senior to such subordinated Classes for such Distribution Date. The Class B-6 Certificates will not have original or current fractional interests which are required to be maintained as described above.

     The "Original Fractional Interest" of a Class of Class B Certificates is the percentage obtained by dividing the sum of the initial Principal Balances of the Classes of Certificates that are subordinate to such Class by the initial Aggregate Non-PO Principal Balance. The "Current Fractional Interest" of a Class of Class B Certificates for any Distribution Date is the percentage obtained by dividing the sum of the Principal Balances of the Classes of Certificates that are subordinate to such Class by the Aggregate Non-PO Principal Balance.

     The following table sets forth the expected approximate Original Fractional Interest for each Class of Class B Certificates on the date of issuance of the Certificates.

                 --------------- ----------------------------
                     Class          Approximate Original
                                     Fractional Interest
                 --------------- ----------------------------
                 B-1                          %
                 --------------- ----------------------------
                 B-2                          %
                 --------------- ----------------------------
                 B-3                          %
                 --------------- ----------------------------
                 B-4                          %
                 --------------- ----------------------------
                 B-5                          %
                 --------------- ----------------------------
                 B-6                         N/A
                 --------------- ----------------------------

     Allocation of Amount to be Distributed on the Class A Certificates

     I. On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-7 Certificates, the applicable Accrual Distribution Amount will be distributed, sequentially, as follows:

     first, concurrently, to the Class A-5 and Class A-6 Certificates, pro rata; and

     second, to the Class A-7 Certificates.

     II. On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-9 Certificates, the applicable Accrual Distribution Amount will be distributed, sequentially, to the Class A-8 and Class A-9 Certificates;

     III. On each Distribution Date occurring prior to the Subordination Depletion Date, the Class A Non-PO Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Class A Non-PO Certificates, sequentially, as follows:

     first, to the Class A-R Certificates; and

     second, concurrently, as follows:

            (A) approximately [ ]%, sequentially, as follows:

                  (i) sequentially, up to the PAC I Group Principal Amount as follows:

                        (a) sequentially, to the Class A-10 and Class A-11
                  Certificates;

                        (b) concurrently, to the Class A-12 and Class A-14
                  Certificates, pro rata; and

                        (c) to the Class A-13 Certificates;

                  (ii) sequentially, up to the PAC II Group Principal Amount, as follows:

                        (a) concurrently, to the Class A-5 and Class A-6
                  Certificates, pro rata; and

                        (b) to the Class A-7 Certificates;

                  (iii) sequentially, to the Class A-8 and Class A-9
            Certificates;

                  (iv) sequentially, as follows:

                        (a) concurrently, to the Class A-5 and Class A-6
                  Certificates, pro rata; and

                        (b) to the Class A-7 Certificates; and

                  (v) sequentially, as follows:

                        (a) sequentially, to the Class A-10 and Class A-11
                  Certificates;

                        (b) concurrently, to the Class A-12 and Class A-14
                  Certificates, pro rata; and

                        (c) to the Class A-13 Certificates; and

            (B) approximately [ ]%, sequentially, as follows:

                  (i) to the Class A-3 and Class A-15 Certificates, pro rata, up to the Priority Amount for such Distribution Date;

                  (ii) concurrently, to the Class A-1 and Class A-2
            Certificates, pro rata;

                  (iii) to the Class A-4 Certificates; and

                  (iv) concurrently, to the Class A-3 and Class A-15
            Certificates, pro rata.

     The "PAC I Group Principal Amount" for any Distribution Date means the amount, if any, that would reduce the sum of the Principal Balances of the Class A-10, Class A-11, Class A-12, Class A-13 and Class A-14 Certificates (the "PAC I Group" or "PAC I Certificates") to the percentage of the sum of the initial Principal Balances of the PAC I Group shown in the related table appearing in Appendix E with respect to such Distribution Date.

     The "PAC II Group Principal Amount" for any Distribution Date means the amount, if any, that would reduce the sum of the Principal Balances of the Class A-5, Class A-6 and Class A-7 Certificates (the "PAC II Group" or "PAC II Certificates" and, together with the PAC I Group or PAC I Certificates, the "PAC Groups" or "PAC Certificates") to the percentage of the sum of the initial Principal Balances of the PAC II Group shown in the related table appearing in Appendix E with respect to such Distribution Date.

     The PAC I Group Principal Amount and PAC II Group Principal Amount are each also referred to as a "PAC Principal Amount".

     The "Priority Amount" for any Distribution Date means the lesser of (i) the sum of the Principal Balances of the Class A-3 and Class A-15 Certificates and
(ii) the sum of (A) the product of (1) the Priority Percentage, (2) the Shift Percentage and (3) approximately [ ]% of the Scheduled Principal Amount and (B) the product of (1) the Priority Percentage, (2) the Prepayment Shift Percentage and (3) approximately [ ]% of the Unscheduled Principal Amount.

     The "Priority Percentage" means the sum of the Principal Balances of the Class A-3 and Class A-15 Certificates divided by the sum of the Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-15 Certificates.

     The "Scheduled Principal Amount" means the sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts for such Mortgage Loan described in clauses B(i) and B(iv) of the definition of "Class A Non-PO Optimal Principal Amount" beginning on page S-28.

     The "Unscheduled Principal Amount" means the sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan with respect to which the related Mortgage Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts for such Mortgage Loan described in clauses B(ii) and B(iii) of the definition of "Class A Non-PO Optimal Principal Amount" beginning on page S-28.

     The "Shift Percentage" for any Distribution Date will be the percentage indicated below:

                                                                    Shift
 Distribution Date Occurring In                                  Percentage
-------------------------------------------------------------- ----------------
                                                                           %
-------------------------------------------------------------- ----------------
                                                                           %
-------------------------------------------------------------- ----------------

     The "Prepayment Shift Percentage" for any Distribution Date will be the percentage indicated below:

                                                                  Prepayment
                                                                     Shift
 Distribution Date Occurring In                                   Percentage
-------------------------------------------------------------- ----------------
                                                                           %
-------------------------------------------------------------- ----------------
                                                                           %
-------------------------------------------------------------- ----------------
                                                                           %
-------------------------------------------------------------- ----------------
                                                                           %
-------------------------------------------------------------- ----------------
                                                                           %
-------------------------------------------------------------- ----------------
                                                                           %
-------------------------------------------------------------- ----------------

     Notwithstanding the foregoing, on each Distribution Date occurring on or after the Subordination Depletion Date, the Class A Non-PO Principal Distribution Amount will be distributed among the Classes of Class A Non-PO Certificates pro rata in accordance with their respective outstanding Principal Balances without regard to either the proportions or the priorities set forth above.

     Any amounts distributed on a Distribution Date to the holders of any Class in reduction of Principal Balance will be allocated among the holders of such Class pro rata in accordance with their respective Percentage Interests.

     Principal Payment Characteristics of the PAC Certificates and the Companion Certificates

     The percentages of the initial aggregate Principal Balances of the PAC Groups set forth in the tables appearing in Appendix E were calculated using, among other things, the Structuring Assumptions. Based on such assumptions, the aggregate Principal Balances of the PAC I Group and PAC II Group would be reduced to the percentages of their initial aggregate Principal Balances indicated in such tables for each Distribution Date if prepayments on the Mortgage Loans occur at a constant rate between approximately [ ]% SPA (as defined herein under "Prepayment and Yield Considerations") and approximately [ ]% SPA for the PAC I Group and between approximately [ ]% SPA (as defined herein under "Prepayment and Yield Considerations") and approximately [ ]% SPA for the PAC II Group. However, it is highly unlikely that principal prepayments on the Mortgage Loans will occur at any constant rate or that the Mortgage Loans will prepay at the same rate. In addition, even if principal prepayments were to occur at a constant rate, there will be differences between the characteristics of the mortgage loans ultimately included in the Trust Estate and the characteristics which are assumed for the Structuring Assumptions. Therefore, there can be no assurance that the aggregate Principal Balances of the PAC Groups, after the application of the distributions to be made on any Distribution Date, will be equal to the percentages of the initial aggregate Principal Balances for such Distribution Dates specified in such tables.

     The Weighted Average Lives of the Classes of PAC Certificates will vary under different prepayment scenarios. To the extent that principal prepayments occur at a constant rate that is slower than approximately[ ]% SPA for the PAC I Group and approximately [ ]% SPA for the PAC II Group, the available portion of Class A Non-PO Principal Distribution Amount on each Distribution Date may be insufficient to make distributions in reduction of the aggregate Principal Balances of one or both the PAC Groups in an amount that would reduce their aggregate Principal Balances to their planned Principal Balances for such Distribution Date. The Weighted Average Lives of the Classes of PAC Certificates may therefore be extended as illustrated for the PAC Certificates by the related tables appearing in Appendix B. To the extent that such principal prepayments occur at a constant rate that is faster than approximately [ ]% SPA for the PAC I Group and approximately [ ]% SPA for the PAC II Group, the Weighted Average Lives of the Classes of PAC Certificates may be shortened as illustrated for the PAC Certificates by the related tables appearing in Appendix B.

     Because any Excess Principal Payments (as defined below) for any Distribution Date will be distributed to Certificateholders on such Distribution Date, the ability to distribute the PAC Principal Amounts on any Distribution Date will not be enhanced by the averaging of high and low principal prepayment rates on the Mortgage Loans over several Distribution Dates, as might be the case if any such Excess Principal Payments were held for future applications and not distributed monthly. There is no assurance that, with respect to distributions of the Class A Non-PO Principal Distribution Amount, the aggregate Principal Balances of the PAC Groups will not be reduced to zero significantly earlier or significantly later than the last Distribution Date shown in the tables appearing in Appendix E.

     The extent to which the planned Principal Balance of a PAC Group will be achieved and the sensitivity of a PAC Group to principal prepayments on the Mortgage Loans will depend, in part, upon the period of time during which the Certificates supporting such PAC Group remain outstanding. The Companion Certificates and the PAC II Group support the PAC I Group and the Companion Certificates support the PAC II Group. On each Distribution Date, the excess of the portion of the Class A Non-PO Principal Distribution Amount available to make distributions of principal to a PAC Group over the PAC Principal Amount for such PAC Group (the "Excess Principal Payments") for such Distribution Date will be distributed to the Certificates supporting such PAC Group before being distributed to such PAC Group. This is intended to decrease the likelihood that the aggregate Principal Balance of a PAC Group will be reduced below its planned Principal Balance on a given Distribution Date. However, under certain relatively fast prepayment scenarios, one or more Classes of PAC Certificates of a PAC Group may continue to be outstanding when the Certificates supporting such PAC Group are no longer outstanding. Under such circumstances, principal payments will be applied to such PAC Group without regard to its PAC Principal Amount for a given Distribution Date. Thus, when the aggregate Principal Balance of the Certificates supporting a PAC Group has been reduced to zero, such PAC Group, if outstanding, will, in accordance with the priorities set forth above, become more sensitive to the rate of prepayment on the Mortgage Loans. Under such circumstances, such PAC Group will receive principal payments that otherwise would have been distributable to the Certificates supporting such PAC Group. Conversely, under certain relatively slow prepayment scenarios, the portion of the Class A Non-PO Principal Distribution Amount available to make distributions of principal to a PAC Group may not be sufficient to pay the PAC Principal Amount for such PAC Group on a given Distribution Date. In such cases, the portion of the Class A Non-PO Principal Distribution Amount available to make distributions of principal to such PAC Group for each subsequent Distribution Date will be applied in accordance with the priorities described herein such that the Certificates supporting such PAC Group will not receive distributions in reduction of their Principal Balances until the outstanding aggregate Principal Balance of such PAC Group has reached its planned Principal Balance for such Distribution Date. As a result, the Weighted Average Lives of the Classes of PAC Certificates may be extended if their PAC Group did not receive its PAC Principal Amount on a Distribution Date.

     Classes of PAC Certificates are designed to provide some protection against volatility in their Weighted Average Lives. However, investors in the PAC Certificates should be aware that under certain prepayment scenarios, a "whipsaw" effect in the Weighted Average Lives of such Certificates could occur such that the Weighted Average Lives of such Certificates could extend, rather than shorten as prepayment rates increase (or shorten, rather than extend as prepayment rates decrease) and that any such phenomena will not necessarily be illustrated by the tables appearing in Appendix B.

     The Weighted Average Lives of the Companion Certificates will be particularly sensitive to the rate of prepayments on the Mortgage Loans. See "Prepayment and Yield Considerations" herein.

Additional Rights of the Residual Certificateholders

     The Residual Certificates will remain outstanding for as long as the Trust Estate shall exist, whether or not such Class is receiving current distributions of principal or interest. The holders of the Residual Certificates will be entitled to receive the proceeds of the remaining assets of the REMIC, if any, on the final Distribution Date for the Certificates, after distributions in respect of any accrued but unpaid interest on the Certificates and after distributions in reduction of Principal Balance have reduced the Principal Balances of the Certificates to zero. It is not anticipated that there will be any material assets remaining in the Trust Estate on the final Distribution Date following the distributions of interest and in reduction of Principal Balance made on the Certificates on such date.

     In addition, the Class A-R Certificateholders will be entitled on each Distribution Date to receive any Pool Distribution Amount remaining after all distributions pursuant to the Pool Distribution Amount Allocation have been made. It is not anticipated that there will be any material undistributed portion of the Pool Distribution Amount.

Restrictions on Transfer of the Residual Certificates

     The Residual Certificates will be subject to restrictions on transfer and the Residual Certificates will contain a legend describing such restrictions.

     Tax-related restrictions on transfer are discussed under "Certain Federal Income Tax Consequences -- Federal Income Tax Consequences for REMIC Certificates -- Taxation of Residual Certificates -- Tax-Related Restrictions on Transfer of Residual Certificates" in the prospectus.

     In addition, the Residual Certificates may not be purchased by or transferred to any person which is an employee benefit plan or other retirement plan or arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (any such plan or arrangement, an "ERISA Plan") or which is a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, with an ERISA Plan, a "Plan"), or any person acting on behalf of or investing the assets of such Plan. See "ERISA Considerations" herein and in the prospectus.

Periodic Advances

     Generally, each Servicer is required to advance delinquent payments of principal and interest on any Mortgage Loan in the Trust Estate to the extent that such Servicer believes that such amounts will be recoverable by it from liquidation proceeds or other recoveries in respect of the related Mortgage Loan (each, a "Periodic Advance"). Upon a Servicer's failure to make a Periodic Advance required by the applicable Underlying Servicing Agreement, the Trustee, if such Servicer is Wells Fargo Bank, or the Master Servicer, if such Servicer is not Wells Fargo Bank, will be required to make such Periodic Advance.

     Amounts advanced are reimbursable to the Servicer, the Master Servicer or the Trustee, as applicable, from amounts received on the related Mortgage Loan or from other funds in the Trust Estate if it is determined that the amounts advanced will not be recoverable from amounts received on such Mortgage Loan. See "Servicing of the Mortgage Loans -- Periodic Advances and Limitations Thereon" in the prospectus.

Subordination of Class B Certificates

     The rights of the holders of the Class B Certificates to receive distributions with respect to the Mortgage Loans in the Trust Estate will be subordinated to such rights of the holders of the Class A Certificates and the rights of the holders of the Classes of Class B Certificates with higher numerical designations to receive distributions with respect to the Mortgage Loans in the Trust Estate will be subordinated to such rights of the holders of Classes of Class B Certificates with lower numerical designations, all to the extent described below. This subordination is intended to enhance the likelihood of timely receipt by the holders of the more senior Certificates of the full amount of their scheduled monthly payments of interest and principal and to afford the holders of the more senior Certificates protection against Realized Losses, as more fully described below. If Realized Losses exceed the credit support provided through subordination to a given Class of Certificates, all or a portion of such losses will be borne by such Class of Certificates.

     The protection afforded to the holders of more senior Classes of Certificates by means of the subordination feature will be accomplished by the preferential right of such holders to receive, prior to any distribution being made on a Distribution Date in respect of the more junior Classes of Certificates, the amounts of principal and interest due such holders on each Distribution Date out of the Pool Distribution Amount with respect to such date and, if necessary, by the right of such holders to receive future distributions on the Mortgage Loans that would otherwise have been payable to the holders of the more junior Classes of Certificates. Because of the priorities in distributing principal to the Class A Non-PO Certificates, some Classes of Class A Non-PO Certificates may be outstanding longer than other Classes of Class A Non-PO Certificates. The aggregate Principal Balance of the Class B Certificates will be reduced on each Distribution Date either through principal distributions or the allocation of Realized Losses. The longer a Class of Class A Non-PO Certificates is outstanding, the smaller the Principal Balances will be of the Class B Certificates providing subordination for such Class A Certificates.

     Amounts distributed to holders of Subordinated Certificates will not be available to cover delinquencies or Realized Losses in respect of subsequent Distribution Dates.

Allocation of Losses

     Realized Losses on the Mortgage Loans will not be allocated to the holders of the Class A Certificates until the date on which the aggregate Principal Balance of the Subordinated Certificates has been reduced to zero (the "Subordination Depletion Date"). Prior to such time, such Realized Losses will be allocated to the Classes of Class B Certificates sequentially in reverse numerical order, until the Principal Balance of each such Class has been reduced to zero.

     The allocation of the principal portion of a Realized Loss (other than a Debt Service Reduction) of a Mortgage Loan will be effected through the adjustment of the Principal Balance of the most subordinate Class then outstanding in such amount as is necessary to cause the Aggregate Principal Balance to equal the Adjusted Pool Amount.

     Allocations to the Classes of Class B Certificates of (i) the principal portion of Debt Service Reductions, (ii) the interest portion of Realized Losses, (iii) any shortfalls resulting from delinquencies for which the Servicer, the Master Servicer or the Trustee does not advance and (iv) any interest shortfalls resulting from the timing of the receipt of Unscheduled Principal Receipts (other than Prepayments in Full and Curtailments) with respect to Mortgage Loans will result from the priority of distributions of the Pool Distribution Amount first to the Class A Certificates and then to the Classes of Class B Certificates in numerical order as described above under "--Distributions."

     After distributions of principal have been made on a Distribution Date, the allocation of the principal portion of Realized Losses in respect of the Mortgage Loans allocated on or after the Subordination Depletion Date will be effected through the adjustment of the Class A Non-PO Principal Balance and the Principal Balance of the Class A-PO Certificates such that (i) the Class A Non-PO Principal Balance equals the Adjusted Pool Amount (Non-PO Portion) and
(ii) the Principal Balance of the Class A-PO Certificates equals the Adjusted Pool Amount (PO Portion). The principal portion of such Realized Losses allocated to the Class A Non-PO Certificates will be allocated to such outstanding Classes of Class A Non-PO Certificates, pro rata, in accordance with their Principal Balances or, in the case of a Class of Accrual Certificates, its initial Principal Balance, if lower. The interest portion of any Realized Loss allocated on or after the Subordination Depletion Date will be allocated among the outstanding Classes of Class A Non-PO Certificates, pro rata, in accordance with their respective Interest Accrual Amounts, without regard to any reduction pursuant to this sentence. Any such losses will be allocated among the outstanding Class A Non-PO Certificates of each such Class pro rata in accordance with their respective Percentage Interests.

     On or after the Subordination Depletion Date, the Principal Balance of a Class of Super Senior Support Certificates will be reduced not only by the principal portion of Realized Losses allocated to such Class as provided in the preceding paragraph but also by the portion allocated to the related Class of Super Senior Certificates indicated in the following table.

     The related Classes of Super Senior and Super Senior Support Certificates are as follows:

---------------------------- -----------------------------------
   Super Senior Classes         Super Senior Support Classes
---------------------------- -----------------------------------
         Class A-3                       Class A-15
---------------------------- -----------------------------------
        Class A-12                       Class A-14
---------------------------- -----------------------------------

     If due to losses on the Mortgage Loans, the Pool Distribution Amount is not sufficient to cover the Class A Non-PO Optimal Principal Amount on a particular Distribution Date, then the Class A Percentage on and after the next Distribution Date will be proportionately increased, thereby reducing, as a relative matter, the respective interest of the Class B Certificates in future payments of principal on the Mortgage Loans.

     Notwithstanding the foregoing, the provisions relating to subordination will not be applicable in connection with a Bankruptcy Loss so long as the applicable Servicer has notified the Trustee and the Master Servicer in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and when (A) the related Mortgage Loan is not in default with regard to the payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable Standard Hazard Insurance Policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer, in either case without giving effect to any Debt Service Reduction.

                      DESCRIPTION OF THE MORTGAGE LOANS(1)

General

     The mortgage loans to be included in the Trust Estate will be fixed interest rate, monthly pay, fully amortizing, one- to four-family, non-relocation residential first mortgage loans (the "Mortgage Loans"). Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 30 years. The Mortgage Loans are expected to be secured by first liens (the "Mortgages") on one- to four-family residential properties (the "Mortgaged Properties") and to have the additional characteristics described herein and in the prospectus.

     Each of the Mortgage Loans is subject to a due-on-sale clause. See "Certain Legal Aspects of the Mortgage Loans--'Due-on-Sale' Clauses" and "Servicing of the Mortgage Loans--Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" in the prospectus.

     The Mortgage Loans were selected by the Sponsor from the Sponsor's first lien, fixed-rate mortgage loans, and were chosen to conform to the characteristics of mortgage loans eligible to be securitized in the Depositor's WFMBS securitization program. See "The Sponsor" in the prospectus.

Mortgage Loan Data Appearing in Appendix A

     The Mortgage Loans were originated by Wells Fargo Bank or its affiliates or purchased from other mortgage lenders.

[Insert Item 1110 information with respect to any non-affiliated originator of 10% or more of the mortgage pool]

     In originating Mortgage Loans, the documentation levels vary depending upon several factors, including loan amount, Loan-to-Value Ratio and the type and purpose of the Mortgage Loan. Asset, income and mortgage verifications were obtained for Mortgage Loans processed with "full documentation." In the case of "no documentation," neither asset nor income verifications were obtained. In the case of "income verification," income was verified either by means of a form independently prepared and signed by the applicant's employer or by means of the applicant's most recent pay stub and/or W-2. For purposes of Appendix A, Mortgage Loans originated under Wells Fargo Bank's retention program are included in the category of "no documentation." See "The Sponsor's Mortgage Loan Programs--Mortgage Loan Underwriting--Wells Fargo Bank Underwriting--Retention Program Standards" in the prospectus. Eligibility for loans included in the "asset verification" category is determined via a credit scoring model assessment, or this feature may be selected by the borrower with an associated pricing adjustment. In most instances, a verification of the borrower's employment was obtained.

     The Mortgage Loans were originated for various purposes. In general, in the case of a Mortgage Loan made for "rate/term" refinance purpose, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a Mortgaged Property and to pay origination and closing costs associated with such refinancing. However, in the case of a Mortgage Loan made for "equity take out" refinance purpose, all or a portion of the proceeds are generally required by the mortgagor for uses unrelated to the Mortgaged Property. The amount of such proceeds retained by the mortgagor may be substantial.

---------------------

(1) The descriptions in this prospectus supplement of the Trust Estate and the properties securing the Mortgage Loans to be included in the Trust Estate are based upon the expected characteristics of the Mortgage Loans at the close of business on the Cut-Off Date, as adjusted for the scheduled principal payments due on or before such date. Notwithstanding the foregoing, any of such Mortgage Loans may be excluded from the Trust Estate (i) as a result of principal prepayment thereof in full or (ii) if, as a result of delinquencies or otherwise, the Depositor otherwise deems such exclusion necessary or desirable. In either event, other Mortgage Loans may be included in the Trust Estate. The Depositor believes that the information set forth herein with respect to the expected characteristics of the Mortgage Loans on the Cut-Off Date is representative of the characteristics as of the Cut-Off Date of the Mortgage Loans to be included in the Trust Estate as it will be constituted at the time the Certificates are issued, although the aggregate principal balance of the Mortgage Loans included in the Trust Estate as of the Cut-Off Date, the range of Mortgage Interest Rates and maturities, and certain other characteristics of the Mortgage Loans in the Trust Estate may vary. In the event that any of the material characteristics as of the Cut-Off Date of the Mortgage Loans that constitute the Trust Estate on the date of initial issuance of the Certificates vary by 5% or more (other than as a result of scheduled payment or prepayment of the Mortgage Loans) the Depositor will file a Current Report on Form 8-K containing updated information with the Securities and Exchange Commission.

     The first table appearing in Appendix A sets forth certain characteristics of the Mortgage Loans, the Premium Mortgage Loans and the Discount Mortgage Loans.

     For purposes of Appendix A, the term "single-family dwellings" includes single family attached planned unit developments ("PUDs"), single family detached PUDs, single family townhouses and single family detached dwellings.

     In addition, for purposes of Appendix A, the Loan-to-Value Ratio of a Mortgage Loan is calculated using the lesser of (i) the appraised value of the related Mortgaged Property, as established by an appraisal obtained by the originator from an appraiser at the time of origination and (ii) the sale price for such property. For the purpose of calculating the Loan-to-Value Ratio of any Mortgage Loan that is the result of the refinancing (including a refinancing for "equity take out" purposes) of an existing mortgage loan, the appraised value of the related Mortgaged Property is generally determined by reference to an appraisal. Although for purposes of applying the Underwriting Standards, the Loan-to-Value Ratio of an LOC Pledged Asset Mortgage Loan, if any, is calculated taking into account the value of the LOC, for purposes of this prospectus supplement, such Loan-to-Value Ratio is calculated without regard to the value of such LOC. See "The Trust Estates -- Mortgage Loans -- Pledged Asset Mortgage Loans" in the prospectus. There can be no assurance that such appraisal, which is based on the independent judgment of an appraiser and not an arms-length sales transaction, is an accurate representation of the market value of a Mortgaged Property. See "The Trust Estates -- Mortgage Loans" in the prospectus. No assurance can be given that the values of the Mortgaged Properties securing the Mortgage Loans have remained or will remain at the levels used in calculating the Loan-to-Value Ratios shown in Appendix A. The Depositor has taken no action to establish the current value of any Mortgaged Property. See "Risk Factors -- Real Estate Market Conditions Affect Mortgage Loan Performance" and "-- Geographic Concentration May Increase Rates of Loss and Delinquency" in the prospectus.

     For purposes of Appendix A, the "Combined Loan-to-Value Ratio" or "CLTV" is the ratio, expressed as a percentage, of (i) the principal amount of the Mortgage Loan at origination plus (a) any junior mortgage encumbering the related Mortgaged Property originated by the Sponsor or of which the Sponsor has knowledge at the time of the origination of the Mortgage Loan or (b) the total available amount of any home equity line of credit originated by the Sponsor or of which the Sponsor has knowledge at the time of the origination of the Mortgage Loan, over (ii) the lesser of (a) the appraised value of the related Mortgaged Property at origination or (b) the sales price for such property. There can be no assurance that all data regarding junior mortgage loans or home equity lines of credit originated by parties other than the Sponsor is known by the Sponsor and therefore accurately reflected in the table appearing in Appendix A.

     Mortgage Loans with Loan-to-Value Ratios at origination greater than 80% may or may not be covered by a primary mortgage insurance policy. Certain Mortgage Loans may be covered by lender-paid primary mortgage insurance policies (each, an "LPMI Policy"). These LPMI Policies, if any, together with all borrower-paid primary mortgage insurance policies, will be assigned to the Trust on the Closing Date. The Sponsor will be responsible for paying the premiums under the LPMI Policies and may assign such obligation only with the consent of each Rating Agency and the respective primary mortgage insurance policy provider. Information with respect to the Mortgage Loans covered by LPMI Policies is set forth in Appendix A.

     Appendix A also contains a table of the FICO Scores for the Mortgage Loans. "FICO Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's credit-worthiness. FICO Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The FICO Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. FICO Scores range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a FICO Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that FICO Scores were developed to indicate a level of default probability over a two-year period which does not correspond to the life of a mortgage loan. Furthermore, FICO Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, a FICO Score does not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the borrower. The FICO Scores set forth in the table appearing in Appendix A were obtained at either the time of origination of the Mortgage Loan or more recently. Neither the Depositor nor the Sponsor makes any representations or warranties as to any borrower's current FICO Score, the actual performance of any Mortgage Loan or that a particular FICO Score should be relied upon as a basis for an expectation that the borrower will repay the Mortgage Loan according to its terms.

     For purposes of Appendix A, "Debt-to-Income Ratio" is the ratio, expressed as a percentage, of (i) the amount of the monthly debt obligations (including the proposed new housing payment and related expenses such as property taxes and hazard insurance) over (ii) the mortgagor's gross monthly income.

     The data appearing in Appendix A may not be exact due to rounding.

     See "The Sponsor's Mortgage Loan Programs--Mortgage Loan Underwriting" in the prospectus.

Mortgage Loan Underwriting

     The Mortgage Loans were generally originated in conformity with the underwriting standards described in the prospectus under the heading "The Sponsor's Mortgage Loan Programs -- Mortgage Loan Underwriting -- Wells Fargo Bank Underwriting" (the "Underwriting Standards"). In certain instances, exceptions to the Underwriting Standards may have been granted by Wells Fargo Bank. See "The Sponsor's Mortgage Loan Programs -- Mortgage Loan Underwriting" in the prospectus.

Mandatory Repurchase or Substitution of Mortgage Loans

     The Depositor is required, with respect to Mortgage Loans that are found by the Trustee or Custodian to have defective documentation, or in respect of which the Depositor has breached a representation or warranty which materially adversely affects Certificateholders, either to repurchase such Mortgage Loans or, at the Depositor's option, if within two years of the date of initial issuance of the Certificates, to substitute new Mortgage Loans therefor. See "Prepayment and Yield Considerations" herein and "The Pooling and Servicing Agreement -- Assignment of Mortgage Loans to the Trustee" in the prospectus.

Optional Purchase or Substitution of Mortgage Loans

     Under certain circumstances as described in the prospectus under "The Pooling and Servicing Agreement -- Optional Purchases" the Depositor may, at its sole discretion purchase certain Mortgage Loans from the Trust Estate. The Depositor may also, for three months following the Closing Date, substitute, for any reason, a new Mortgage Loan for any Mortgage Loan in the Trust Estate. See "Prepayment and Yield Considerations" herein.

                       PREPAYMENT AND YIELD CONSIDERATIONS

General

     The rate of distributions in reduction of the Principal Balance of any Class of the Offered Certificates, the aggregate amount of distributions on any Class of the Offered Certificates and the Weighted Average Life and yield to maturity of any Class of the Offered Certificates purchased at a discount or premium will be directly related to the rate of payments of principal on the applicable Mortgage Loans and the amount and timing of mortgagor defaults resulting in Realized Losses on such Mortgage Loans. Prepayments (which, as used herein, include all unscheduled payments of principal, including payments as the result of liquidations, purchases and repurchases) of the Mortgage Loans will result in distributions to Certificateholders then entitled to distributions in respect of principal in respect of such Mortgage Loans of amounts which would otherwise be distributed over the remaining terms of such Mortgage Loans. Since the rate of prepayment on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below and in the prospectus under "Prepayment and Yield Considerations"), no assurance can be given as to such rate or the rate of principal payments or yield on, or Weighted Average Life of, any Class of the Offered Certificates or the aggregate amount of distributions on any Class of the Offered Certificates.

     The rate of principal payments on the Mortgage Loans will be affected by the amortization schedules of the Mortgage Loans, the rate of principal prepayments (including partial prepayments and those resulting from refinancing) thereon by mortgagors, liquidations of defaulted Mortgage Loans, repurchases by the Depositor of Mortgage Loans as a result of defective documentation or breaches of representations and warranties and optional purchases by the Depositor of all of the Mortgage Loans in connection with the termination of the Trust Estate. See "Description of the Mortgage Loans--Mandatory Repurchase or Substitution of Mortgage Loans" herein and "The Pooling and Servicing Agreement--Assignment of Mortgage Loans to the Trustee," "--Optional Purchases" and "--Termination; Optional Purchase of Mortgage Loans" in the prospectus. Mortgagors are permitted to prepay the Mortgage Loans, in whole or in part, at any time without penalty. If prevailing rates for similar mortgage loans fall below the Mortgage Interest Rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar mortgage loans rise above the Mortgage Interest Rates on the Mortgage Loans, the rate of prepayment would generally be expected to decrease. The rate of prepayment on the Mortgage Loans may also be influenced by programs offered by mortgage loan originators (including Wells Fargo Bank), servicers (including Wells Fargo Bank) and mortgage loan brokers to encourage refinancing through such originators, servicers and brokers, including, but not limited to, general or targeted solicitations (which may be based on characteristics including, but not limited to, the mortgage loan interest rate or payment history and the geographic location of the Mortgaged Property), reduced origination fees or closing costs, pre-approved applications, waiver of pre-closing interest accrued with respect to a refinanced loan prior to the pay-off of such loan, or other financial incentives. In particular, the application of Wells Fargo Bank's "retention program," which enables qualifying mortgagors to refinance at greatly reduced cost, to its servicing portfolio may substantially affect the rate of prepayment on the Mortgage Loans. See "Prepayment and Yield Considerations--Refinancings" in the prospectus. In addition, the Sponsor or third parties may enter into agreements with borrowers providing for the bi-weekly payment of principal and interest on the related mortgage loan, thereby accelerating payment of the mortgage loan resulting in partial prepayments.

     For further information regarding historical delinquency, cumulative loss and prepayment experience of the Sponsor's prior residential mortgage loan securitizations, see "Static Pool Information" in this prospectus supplement.

     Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment or substantial fluctuations in income, significant fluctuations in real estate values and adverse economic conditions either generally or in particular geographic areas, mortgagors' equity in the Mortgaged Properties, including the use of the properties as second or vacation homes, and servicing decisions, such as, without limitation, the decision as to whether to foreclose on a Mortgage Loan or to modify the terms of the related Mortgage Note and decisions as to the timing of any foreclosure. Furthermore, certain characteristics of mortgage loans are thought by some in the mortgage industry to be more likely to affect prepayments. These characteristics include, but are not limited to, principal balance, loan-to-value ratio, borrower credit quality and current interest rate higher than prevailing interest rates. No representation is made as to the rate of prepayment on the Mortgage Loans included in the Trust having any particular characteristic. In addition, all of the Mortgage Loans contain due-on-sale clauses which will generally be exercised upon the sale of the related Mortgaged Properties. Consequently, acceleration of mortgage payments as a result of any such sale will affect the level of prepayments on the Mortgage Loans. The extent to which defaulted Mortgage Loans are assumed by transferees of the related Mortgaged Properties or are refinanced will also affect the rate of principal payments. The rate of prepayment and, therefore, the yield to maturity of the Offered Certificates will be affected by, among other things, the extent to which (i) the Depositor elects to repurchase, rather than substitute for, Mortgage Loans which are found by the Trustee or Custodian to have defective documentation or with respect to which the Depositor has breached a representation or warranty, (ii) a substitute Mortgage Loan has an unpaid principal balance less than the Mortgage Loan for which it is substituted or
(iii) a Servicer may take certain actions to mitigate losses on a defaulted Mortgage Loan which may include, but are not limited to, selling the Mortgaged Property of such Mortgage Loan for less than its unpaid principal balance or modifying the payment terms of such Mortgage Loan. See "Servicing of the Mortgage Loans -- Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" in the prospectus.

     As described under "Description of the Certificates--Principal (Including Prepayments)" herein, all or a disproportionate percentage of principal prepayments on the Mortgage Loans (including liquidations and repurchases of Mortgage Loans) will be distributed, to the extent of the applicable Non-PO Fraction, to the holders of the Class A Non-PO Certificates then entitled to distributions in respect of principal during the nine years beginning on the first Distribution Date, and, to the extent that such principal prepayments are made in respect of a Discount Mortgage Loan, to the Class A-PO Certificates in proportion to the interest of the Class A-PO Certificates in such Discount Mortgage Loan represented by the related PO Fraction.

     As described herein under "Description of the Certificates--Principal (Including Prepayments)--Allocation of Amount to be Distributed on the Class A Certificates" unless the Principal Balances of the Class A-1, Class A-2 and Class A-4 Certificates have been reduced to zero, the Class A-3 and Class A-15 Certificates will not be entitled to any distributions of principal payments for [ ] years and thereafter the percentage of principal payments (including prepayments) allocated to the Class A-3 and Class A-15 Certificates will increase.

     The yield to maturity of the Offered Certificates will be sensitive in varying degrees to the rate and timing of principal payments (including prepayments, which may be made at any time without penalty) on the Mortgage Loans. Investors in the Offered Certificates should consider the associated risks, including, in the case of Offered Certificates purchased at a discount, particularly the Principal Only Certificates, the risk that a slower than anticipated rate of payments in respect of principal (including prepayments) on the Mortgage Loans, or, in the case of the Principal Only Certificates, on the Discount Mortgage Loans, will have a negative effect on the yield to maturity of such Certificates and, in the case of Offered Certificates purchased at a premium, the risk that a faster than anticipated rate of payments in respect of principal (including prepayments) on the Mortgage Loans will have a negative effect on the yield to maturity of such Certificates. Investors purchasing Offered Certificates at a premium should also consider the risk that a rapid rate of payments in respect of principal (including prepayments) on the Mortgage Loans could result in the failure of such investors to fully recover their initial investments. An investor is urged to make an investment decision with respect to any Class of Offered Certificates based on the anticipated yield to maturity of such Class resulting from its purchase price and such investor's own determination as to anticipated Mortgage Loan prepayment rates under a variety of scenarios.

     The timing of changes in the rate of prepayment on the Mortgage Loans may significantly affect the actual yield to maturity experienced by an investor who purchases an Offered Certificate at a price other than par, even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the applicable Mortgage Loans, the greater the effect on such investor's yield to maturity. As a result, the effect on such investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     The yield to maturity on the Classes of Class B Certificates with higher numerical designations will generally be more sensitive to losses than the Classes with lower numerical designations because the entire amount of such losses will be allocable to the Classes of Class B Certificates in reverse numerical order, except as provided herein. To the extent not covered by Periodic Advances, delinquencies on Mortgage Loans will also have a relatively greater effect on the yield to maturity on the Classes of Class B Certificates with higher numerical designations because amounts otherwise distributable on the Class B Certificates will be made available to protect the Class A Certificates against interruptions in distributions due to such unadvanced mortgagor delinquencies. Such unadvanced delinquencies, even if subsequently cured, may affect the timing of the receipt of distributions on the Class B Certificates.

     On and after the Subordination Depletion Date, the yield to maturity on a Class of Super Senior Support Certificates will be more sensitive to losses than the other Class A Non-PO Certificates because while they are outstanding each such Class of Super Senior Support Certificates will bear not only its share of losses but also the share allocated to the related Class of Super Senior Certificates.

     The actual yield to maturity experienced by an investor may also be affected by the occurrence of interest shortfalls resulting from Unscheduled Principal Receipts to the extent, if any, to which such interest shortfalls are not covered by Compensating Interest or subordination. See "Description of the Certificates -- Interest" herein and "Servicing of the Mortgage Loans -- Changes in Servicing" in the prospectus.

     The yield to maturity on the Offered Certificates and more particularly on the Class B-1, Class B-2 and Class B-3 Certificates, may be affected by the geographic concentration of the Mortgaged Properties securing the applicable Mortgage Loans. Certain regions in the United States have experienced or may experience significant fluctuations in housing prices. In addition, certain regions have experienced or may experience natural disasters, including earthquakes, fires, floods and hurricanes, which may adversely affect property values. See "Description of the Mortgage Loans" herein. Any deterioration in housing prices in the regions in which there is a significant concentration of Mortgaged Properties, as well as other regions in which the Mortgaged Properties are located, and any deterioration of economic conditions in such regions which adversely affects the ability of borrowers to make payments on the Mortgage Loans, may increase the likelihood of losses on the Mortgage Loans. Such losses, if they occur, may have an adverse effect on the yield to maturity of the Offered Certificates and more particularly on the Class B-1, Class B-2 and Class B-3 Certificates.

     As to Mortgaged Properties in regions that have recently experienced natural disasters, neither the Depositor nor the Sponsor has undertaken the physical inspection of such Mortgaged Properties. As a result, there can be no assurance that material damage to any Mortgaged Property in an affected region has not occurred. In the Pooling and Servicing Agreement, the Depositor will represent and warrant that, as of the date of issuance of the Certificates, each Mortgaged Property is undamaged by flood, water, fire, earthquake or earth movement, wind-storm, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Depositor makes no representation) so as to affect adversely the value of such Mortgaged Property as security for such Mortgage Loan or the use for which such premises was intended. In the event of a breach of such representation with respect to a Mortgaged Property which materially and adversely affects the interests of Certificateholders in the related Mortgage Loan, the Depositor will be obligated to repurchase or substitute for such Mortgage Loan, as described under and "The Pooling and Servicing Agreement--Assignment of Mortgage Loans to the Trustee" and "--Representations and Warranties" in the prospectus. Repurchase of any such Mortgage Loan will affect in varying degrees the yields and Weighted Average Lives of the related Classes of Offered Certificates and could adversely affect the yield of any related Offered Certificates purchased at a premium.

     No representation is made as to the rate of principal payments on the Mortgage Loans or as to the yield to maturity of any Class of Offered Certificates.

     An investor should consider the risk that rapid rates of prepayments on the applicable Mortgage Loans and therefore of amounts distributable in reduction of principal balance of the related Offered Certificates, may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may choose to reinvest amounts distributed in reduction of the principal balance of such investor's Offered Certificate may be lower than the applicable Pass-Through Rate or expected yield. Conversely, slower rates of prepayments on the Mortgage Loans and therefore of amounts distributable in reduction of principal balance of the related Offered Certificates, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be relatively small.

     Investors in the Floating Rate Certificates should understand that if LIBOR is greater than or equal to [ ]% and [ ]% per annum, the Pass-Through Rates of the Class A-2 and Class A-5 Certificates, respectively, will remain at their maximum rates. Investors in the Floating Rate Certificates should also consider the risk that if LIBOR is lower than anticipated, the actual yields to such investors could be lower than anticipated yields. Conversely, investors in the Inverse Floating Rate Certificates should consider the risk that if LIBOR is higher than anticipated, the actual yields to such investors could be significantly lower than the anticipated yields. Investors in the Inverse Floating Rate Certificates should also understand that if LIBOR is greater than or equal to [ ]% and [ ]% per annum, the Class A-1 and Class A-6 Certificates, respectively, will accrue interest at their minimum rate.

     In addition, there can be no assurance that LIBOR will correlate with the levels of prevailing mortgage interest rates, therefore it is possible that lower prevailing mortgage rates, which might be expected to result in faster prepayments, could occur concurrently with an increase in LIBOR. However, if, as generally expected, higher mortgage rates and, accordingly, lower prepayment rates, were to occur concurrently with an increase in LIBOR, the Pass-Through Rate of a Class of Inverse Floating Rate Certificates would be reduced at the same time that the rate of reduction of the Principal Balance of such Class may be reduced. In such circumstances, investors in the Inverse Floating Rate Certificates could have a significantly lower yielding instrument with a longer Weighted Average Life than anticipated. See "--Sensitivities of Certain Classes of Certificates" below.

     Investors in the Floating Rate and Inverse Floating Rate Certificates should understand that the timing of changes in LIBOR may affect the actual yields to such investors even if the average rate of LIBOR is consistent with such investors' expectations. Each investor must make an independent decision as to the appropriate LIBOR assumptions to be used in deciding whether to purchase a Floating Rate or Inverse Floating Rate Certificate.

     The Weighted Average Lives of the Companion Certificates will be particularly sensitive to the rate of prepayments on the Mortgage Loans. Specifically, on each Distribution Date up to and including the Distribution Date on which the Principal Balances of the Companion Certificates, which support the PAC Groups are reduced to zero and after the PAC Principal Amounts have been distributed for such Distribution Date, principal payments from the Class A Non-PO Principal Distribution Amount for such Distribution Date will be applied to the Companion Certificates before being distributed to such PAC Groups. Further, the Companion Certificates will not receive distributions in reduction of principal on such Distribution Date from the Class A Non-PO Principal Distribution Amount if the Class A Non-PO Principal Distribution Amount is not sufficient to pay the PAC Principal Amounts of the PAC Groups on such Distribution Date. See "Description of the Certificates--Principal (Including Prepayments)--Principal Payment Characteristics of the PAC Certificates and the Companion Certificates" herein.

     Classes of PAC Certificates are designed to provide some protection against volatility in their Weighted Average Lives. However, investors in the PAC Certificates should be aware that under certain prepayment scenarios, a "whipsaw" effect in the Weighted Average Lives of such Certificates could occur such that the Weighted Average Lives of such Certificates could extend, rather than shorten as prepayment rates increase (or shorten, rather than extend as prepayment rates decrease) and that any such phenomena will not necessarily be illustrated by the tables appearing in Appendix B.

     Due to the special tax treatment of residual interests, the after-tax return of the Residual Certificates may be significantly lower than would be the case if the Residual Certificates were taxed as debt instruments, or may be negative. See "Federal Income Tax Considerations" herein.

     As referred to herein, the "Weighted Average Life" of a Class of Offered Certificates refers to the average amount of time that will elapse from the date of issuance of such Class until each dollar in reduction of the Principal Balance of such Class is distributed to the investor.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement, the Standard Prepayment Assumption ("SPA"), represents an assumed rate of prepayment each month relative to the then-outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% SPA assumes constant prepayment rates of 0.2% per annum of the then-outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% SPA assumes a constant prepayment rate of 6% per annum each month. As used in the tables appearing in the appendices, "0% SPA" assumes prepayment rates equal to 0% of SPA, i.e., no prepayments. Correspondingly, "[ ]% SPA" assumes prepayment rates equal to [ ]% of SPA, and so forth. SPA does not purport to be an historical description of prepayment experience or prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

     Appendix B sets forth the decrement tables for the offered certificates. The tables appearing in Appendix B have been prepared assuming, among other things, the following (the "Structuring Assumptions"):

     (i) the Trust Estate consists of one "Assumed Discount Mortgage Loan" and one "Assumed Premium Mortgage Loan" (collectively, the "Assumed Mortgage Loans") with the characteristics set forth below;

     (ii) the scheduled payment in each month for each Assumed Mortgage Loan has been based on its outstanding balance as of the first day of the month preceding the month of such payment, its Mortgage Interest Rate and its remaining term to stated maturity, so that such scheduled payments would amortize the remaining balance over its remaining term to maturity;

     (iii) scheduled monthly payments of principal and interest on the Assumed Mortgage Loans will be timely received on the first day of each month (with no defaults), commencing in [ ] 20 ;

     (iv) the Depositor does not repurchase either of the Assumed Mortgage Loans and the Depositor does not exercise its option to purchase the Assumed Mortgage Loans and thereby cause a termination of the Trust Estate;

     (v) principal payments on the Assumed Mortgage Loans representing principal prepayments in full of individual mortgage loans will be received on the last day of each month commencing in [ ] 20 at the respective constant percentages of SPA set forth in the tables and there are no Curtailments, Prepayment Interest Shortfalls or Relief Act Shortfalls;

     (vi) the Certificates will be issued on the Closing Date;

     (vii) distributions to Certificateholders will be made on the 25th day of each month, commencing in [ ] 20 ;

     (viii) the Master Servicing Fee Rate will be [ ]% per annum for each Assumed Mortgage Loan; and

     (ix) the initial Principal Balance of each Class of Certificates will be as set forth in the table beginning on page S-4 of this prospectus supplement.

                      Assumed Mortgage Loan Characteristics

--------------------------------- ---------------- ---------------- ---------------- ---------------- ----------------
                                     Principal
                                   Balance as of                                     Remaining Term    Original Term
                                    the Cut-Off       Mortgage         Servicing       to Maturity      to Maturity
                                       Date         Interest Rate      Fee Rate        (in Months)      (in Months)
--------------------------------- ---------------- ---------------- ---------------- ---------------- ----------------
Assumed Discount Mortgage Loan
--------------------------------- ---------------- ---------------- ---------------- ---------------- ----------------
Assumed Premium Mortgage Loan
--------------------------------- ---------------- ---------------- ---------------- ---------------- ----------------

     It is highly unlikely that the Mortgage Loans will prepay at any constant rate, that all of the Mortgage Loans will prepay at the same rate or that the Mortgage Loans will not experience any losses. In addition, there will be differences between the characteristics of the Mortgage Loans ultimately included in the Trust Estate and the characteristics which are assumed in preparing the tables, as described above. Any difference may have an effect upon the actual percentages of initial Principal Balances of the Classes of Certificates outstanding, the actual Weighted Average Lives of the Classes of Certificates and the date on which the Principal Balance of any Class of Certificates is reduced to zero.

     Based upon the foregoing assumptions, the tables appearing in Appendix B indicate the Weighted Average Life of each Class of Offered Certificates, and set forth the percentages of the initial Principal Balance of each such Class of Offered Certificates that would be outstanding after each of the dates shown at constant percentages of SPA presented.

     Interest accrued on the Offered Certificates will be reduced by the amount of any interest portions of Realized Losses allocated to such Certificates as described under "Description of the Certificates -- Interest" herein. The yield on the Offered Certificates (other than the Floating Rate and Inverse Floating Rate Certificates) will be less than the yield otherwise produced by their respective Pass-Through Rates, if any, and the prices at which such Certificates are purchased because the interest which accrues on the Mortgage Loans during each month will not be passed through to Certificateholders until the 25th day of the month following the end of such month (or if such 25th day is not a business day, the following business day).

Sensitivities of Certain Classes of Certificates

     Certain Classes of Offered Certificates will be highly sensitive to the rate and timing of principal payments (including prepayments) on the applicable Mortgage Loans, which rate may fluctuate significantly from time to time. The Inverse Floating Rate Certificates are also highly sensitive to the rate of LIBOR. See "--General" above.

     The Class A-PO Certificates will be highly sensitive to the rate and timing of principal payments (including prepayments) on the Discount Mortgage Loans.

     The tables appearing in Appendix C indicate the sensitivities to various rates of prepayment on the Mortgage Loans, and changes in LIBOR in the case of the Inverse Floating Rate Certificates, of the pre-tax yields to maturity on a semi-annual corporate bond equivalent ("CBE") basis of the designated Classes.

     The tables have been prepared on the basis of the Structuring Assumptions, and the additional assumptions that (1) the Class A-1, Class A-6 and Class A-PO Certificates will be purchased on the Closing Date at purchase prices equal to [ ]%, [ ]% and [ ]%, respectively, of their initial Principal Balance plus accrued interest, where applicable, from the first day of the Interest Accrual Period to (but not including) the Closing Date and (2) in the case of the Class A-1 and Class A-6 Certificates, beginning with the Distribution Date in [ ] 20 and for each Distribution Date thereafter, LIBOR is at the level specified.

     The pre-tax yields to maturity set forth in the tables appearing in Appendix C were calculated by (i) determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the designated Class of Certificates, would cause the discounted present value of such assumed streams of cash flows to equal the assumed purchase price for such Class set forth above and (ii) converting such monthly rates to CBE rates. Such calculations do not take into account the interest rates at which investors may be able to reinvest funds received by them as distributions on the Certificates and consequently do not purport to reflect the return on any investment in the Certificates when such reinvestment rates are considered.

     Notwithstanding the assumed prepayment rates reflected in the tables appearing in Appendix C, it is highly unlikely that the applicable Mortgage Loans will prepay at a constant rate until maturity, that all of the applicable Mortgage Loans will prepay at the same rate or that the applicable Mortgage Loans will not experience any losses. It is also highly unlikely in the case of the Inverse Floating Rate Certificates that LIBOR will remain constant. In addition, there will be differences between the characteristics of the applicable Mortgage Loans ultimately included in the Trust Estate and the Assumed Mortgage Loans. As a result of these factors, the pre-tax yields to maturity on any designated Class of Certificates are likely to differ from those shown in the related table, even if all of the applicable Mortgage Loans prepay at the indicated percentages of SPA.

     The tables relating to the Inverse Floating Rate Certificates do not constitute a representation as to the correlation of any level of LIBOR with any rate of prepayments on the Mortgage Loans. Each investor must make an independent decision as to the appropriate combination of prepayment and LIBOR assumptions to be used in deciding whether or not to purchase an Inverse Floating Rate Certificate.

Yield Considerations with Respect to the Class B-2 and Class B-3 Certificates

     Defaults on mortgage loans may be measured relative to a default standard or model. The model used in this prospectus supplement, the standard default assumption ("SDA"), represents an assumed rate of default each month relative to the then-outstanding performing principal balance of a pool of new mortgage loans. A default assumption of 100% SDA assumes constant default rates of 0.02% per annum of the then-outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.02% per annum in each month thereafter until the 30th month. Beginning in the 30th month and in each month thereafter through the 60th month of the life of the mortgage loans, 100% SDA assumes a constant default rate of 0.60% per annum each month. Beginning in the 61st month and in each month thereafter through the 120th month of the life of the mortgage loans, 100% SDA assumes that the constant default rate declines each month by 0.0095% per annum, and that the constant default rate remains at 0.03% per annum in each month after the 120th month. As used in the tables appearing in Appendix D, "0% SDA" assumes default rates equal to 0% of SDA (no defaults). SDA does not purport to be a historical description of default experience or a prediction of the anticipated rate of default of any pool of mortgage loans, including the Mortgage Loans.

     The tables appearing in Appendix D indicate the sensitivities of the pre-tax yields to maturity on a CBE basis of the Class B-2 and Class B-3 Certificates to various rates of prepayment and varying levels of aggregate Realized Losses. The tables appearing in Appendix D are based upon, among other things, the Structuring Assumptions (other than the assumption that no defaults shall have occurred with respect to the Assumed Mortgage Loans) and the additional assumptions that (i) liquidations (other than those scenarios indicated as 0% of SDA (no defaults)) occur monthly on the last day of the preceding month at the percentages of SDA set forth in the tables and (ii) all delinquency tests are met.

     In addition, it was assumed that (i) Realized Losses on liquidations of [__]% or [__]% of the outstanding principal balance of such liquidated Mortgage Loans, as indicated in the tables (referred to as a "Loss Severity Percentage") will occur at the time of liquidation, (ii) there is no delay between the default and the liquidation of the mortgage loans and (iii) the Class B-2 and Class B-3 Certificates are purchased on the Closing Date at purchase prices equal to

[__]% and [__]%, respectively, of the initial Principal Balances thereof plus accrued interest from the first day of the initial Interest Accrual Period to (but not including) the Closing Date.

     The actual Mortgage Loans ultimately included in the Trust Estate will have characteristics differing from those assumed in preparing the tables and it is unlikely that they will prepay or liquidate at any of the rates specified. In addition, it is unlikely that Realized Losses will be incurred according to any one particular pattern. The assumed percentages of SPA and SDA and the loss severities shown in the tables are for illustrative purposes only and the Depositor makes no representations with respect to the reasonableness of such assumptions or that the actual rates of prepayment and liquidation and loss severity experience of the Mortgage Loans will in any way correspond to any of the assumptions made herein. For these reasons, and because the timing of cash flows is critical to determining yield, the actual pre-tax yields to maturity of the Class B-2 and Class B-3 Certificates are likely to differ from the pre-tax yields to maturity shown in the tables.

     The pre-tax yields to maturity in the tables appearing in Appendix D were calculated by (i) determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the Class B-2 and Class B-3 Certificates, would cause the discounted present value of such assumed streams of cash flows to equal the assumed purchase prices of the Class B-2 and Class B-3 Certificates set forth above and (ii) converting such monthly rates to CBE rates. Such calculations do not take into account the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class B-2 and Class B-3 Certificates and consequently do not purport to reflect the return on any investment in the Class B-2 and Class B-3 Certificates when such reinvestment rates are considered.

     Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment and Realized Losses under a variety of scenarios. Investors in Class B-2 and Class B-3 Certificates should fully consider the risk that Realized Losses on the Mortgage Loans could result in the failure of such investors to fully recover their initial investments.

                         POOLING AND SERVICING AGREEMENT

General

     The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of the Closing Date (the "Pooling and Servicing Agreement") among the Depositor, the Master Servicer and the Trustee. Reference is made to the prospectus for important additional information regarding the terms and conditions of the Pooling and Servicing Agreement and the Certificates beyond the summaries below of certain provisions specific to this transaction. See "Description of the Certificates," "Servicing of the Mortgage Loans" and "The Pooling and Servicing Agreement" in the prospectus.

     The Trust Estate created pursuant to the Pooling and Servicing Agreement will consist of (i) the Mortgage Loans, (ii) such assets as from time to time are identified as deposited in any account held for the benefit of the Certificateholders, (iii) any Mortgaged Properties acquired on behalf of the Certificateholders by foreclosure or by deed in lieu of foreclosure after the Closing Date and (iv) the rights of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained pursuant to the Pooling and Servicing Agreement.

Compensation and Payment of Expenses of the Master Servicer, Servicer and
Trustee

     The primary compensation payable to the Master Servicer will be the "Master Servicing Fee" payable monthly equal to (1)/12th of the master servicing fee rate set forth in the table below (the "Master Servicing Fee Rate"). The Master Servicing Fee will accrue on the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of each month.

      The primary compensation payable to the Servicer is the aggregate of the Servicing Fees applicable to the related Mortgage Loans. The Servicer will be entitled to a "Servicing Fee" payable monthly equal to (1)/12th of the servicing fee rate set forth in the table below (the "Servicing Fee Rate"). The Servicing Fee will accrue on the scheduled principal balance of the Mortgage Loans serviced by the Servicer as of the first day of each month.

     The Master Servicing Fee Rate and the Servicing Fee Rate will be the per annum rate set forth in the table below:

-------------------------------------- -----------------------------------
      Master Servicing Fee Rate                Servicing Fee Rate
-------------------------------------- -----------------------------------
                [ ]%                                  [ ]%
-------------------------------------- -----------------------------------

      The Master Servicing Fee and Servicing Fee for the Mortgage Loans are payable out of the interest payments on the mortgage loans, prior to any payments to Certificateholders. The Master Servicer is also entitled to additional compensation, as described under "Servicing of the Mortgage Loans--The Master Servicer" in the prospectus. The Servicer is entitled to additional servicing compensation, as described under "Servicing of the Mortgage Loans--Fixed Retained Yield, Servicing Compensation and Payment of Expenses" in the prospectus.

     The Master Servicer will pay certain administrative expenses, including fees of the Trustee incurred in connection with its responsibilities under the Pooling and Servicing Agreement and indemnification amounts payable to the Trustee as described under "The Pooling and Servicing Agreement--The Trustee" in the prospectus. Some of these expenses of the Master Servicer are subject to rights of reimbursement as described under "Servicing of the Mortgage Loans--The Master Servicer" in the prospectus. Any co-trustee, if applicable, will be paid by the Trustee, without reimbursement from the Trust.

     The servicing fees and other expenses of the REMIC will be allocated to the holders of the Class A-R Certificates. See "Federal Income Tax Considerations" herein and "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates -- Limitations on Deduction of Certain Expenses" in the prospectus.

Optional Termination of the Trust

     The Depositor may, subject to certain conditions including the then-remaining size of the pool, purchase all outstanding mortgage loans in the pool and thereby effect early retirement of the certificates. See "The Pooling and Servicing Agreement--Optional Termination; Optional Purchase of Mortgage Loans" in the prospectus. The exercise of this option will be in the Depositor's sole discretion. Without limitation, the Depositor may enter into agreements with third parties to (i) exercise such option at the direction of a third party or (ii) forebear from the exercise of such option.

Voting

     With respect to any provisions of the Pooling and Servicing Agreement providing for the action, consent or approval of the holders of all Certificates evidencing specified Voting Interests in the Trust Estate, each Class of Certificates will be entitled to a pro rata portion of the Voting Interest based on the outstanding Principal Balance of such Class. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such holder's Certificates. With respect to any provisions of the Pooling and Servicing Agreement providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such holder's Percentage Interest in such Class. Unless Definitive Certificates are issued as described under "Description of the Certificates -- Book-Entry Form" in the prospectus, Beneficial Owners of Book-Entry Certificates may exercise their voting rights only through DTC Participants.

Fixed Retained Yield

     A fixed percentage of the interest on each Mortgage Loan (the "Fixed Retained Yield") will be determined on a loan-by-loan basis and will not be included in the Trust Estate. The Fixed Retained Yield on each Mortgage Loan will equal the greater of (i) zero and (ii) the Mortgage Interest Rate less the sum of (a) [ ]%, (b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate. The amount of any Fixed Retained Yield will be retained by the Sponsor. See "Servicing of the Mortgage Loans--Fixed Retained Yield, Servicing Compensation and Payment of Expenses" in the prospectus for further information regarding Fixed Retained Yield.

                        FEDERAL INCOME TAX CONSIDERATIONS

General

     In the opinion of Cadwalader, Wickersham & Taft LLP, the following discussion, together with the discussion under "Federal Income Tax Consequences in the prospectus, summarizes the material federal income tax consequences of the purchase ownership and disposition of the Offered Certificates.

     The Trust will qualify as a REMIC for federal income tax purposes. The assets of the REMIC will include the Mortgage Loans (exclusive of Fixed Retained Yield), together with the amounts held by the Master Servicer in a separate account in which collections on the Mortgage Loans will be deposited (the "Certificate Account"), the hazard insurance policies and primary mortgage insurance policies, if any, relating to the Mortgage Loans and any property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure.

     Each Class of Offered Certificates (other than the Class A-R Certificates), together with each Class of Certificates not offered hereby (collectively, the "Regular Certificates") will be designated as regular interests in the REMIC, and the Class A-R Certificates will be designated as the residual interest in the REMIC. The Class A-R Certificates are "Residual Certificates" for purposes of the prospectus.

     The Offered Certificates will be treated as "loans . . . secured by an interest in real property which is . . . residential real property" for a domestic building and loan association, "real estate assets" for a real estate investment trust and, other than the Residual Certificates, "qualified mortgages" for a REMIC to the extent described in the prospectus.

Regular Certificates

     The Regular Certificates generally will be treated as newly originated debt instruments for federal income tax purposes. Beneficial Owners (or in the case of Definitive Certificates, holders) of the Regular Certificates will be required to report income on such Certificates in accordance with the accrual method of accounting.

     It is anticipated that:

            o The Class [ ] Certificates will be issued with original issue discount equal to the excess of their initial principal balance over their issue price;

            o The Class [ ] Certificates will be issued with original issue discount equal to the excess of the sum of all distributions of principal and interest (whether current or accrued) expected to be received on those Certificates over their respective issue prices (including accrued interest from the first day of the initial Interest Accrual Period);

            o The Class [ ] Certificates will be issued with original issue discount equal to the excess of their initial Principal Balance (plus [ ] days of accrued interest) over their issue price (including accrued interest from the first day of the initial Interest Accrual Period);

            o     The Class [ ] Certificates will be issued at a premium; and

            o The Class [ ] Certificates will be issued with de minimis original issue discount.

     It is also anticipated that the Class B-4, Class B-5 and Class B-6 Certificates, which are not offered hereby, will be issued with original issue discount.

     See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates" in the prospectus.

     The Prepayment Assumption (as defined in the prospectus) that the Master Servicer intends to use in determining the rate of accrual of original issue discount and whether the original issue discount is considered de minimis, and that may be used by Beneficial Owners (or holders) to amortize premium, will be calculated using [ ]% SPA. No representation is made as to the actual rate at which the Mortgage Loans will prepay.

     If the method for computing original issue discount results in a negative amount for any period with respect to any holder of Offered Certificates, the amount of original issue discount allocable to that period would be zero. The holder would be permitted to offset the negative amount only against future original issue discount, if any, attributable to his or her Certificates. Any loss might be treated as a capital loss.

Residual Certificates

     The holders of the Class A-R Certificates must include the taxable income or loss of the REMIC in determining their federal taxable income. The Residual Certificates will remain outstanding for federal income tax purposes until there are no Certificates of any other Class outstanding. Prospective investors are cautioned that the Residual Certificateholders' REMIC taxable income and the tax liability thereon may exceed, and may substantially exceed, cash distributions to such holders during certain periods, in which event, the holders thereof must have sufficient alternative sources of funds to pay such tax liability. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the REMIC includible by the holders of the Class A-R Certificates will be treated as "excess inclusion" income, resulting in (i) the inability of such holders to use net operating losses to offset such income from the REMIC, (ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax-exempt and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

     The Residual Certificates will be considered "noneconomic residual interests," with the result that transfers thereof would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the Residual Certificates are subject to certain restrictions on transfer and any prospective transferee thereof will be required to furnish to the Trustee an affidavit as described under "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Noneconomic Residual Interests" in the prospectus. See also "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income" in the prospectus.

     An individual, trust or estate that holds a Residual Certificate (whether such Certificate is held directly or indirectly through certain pass-through entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of, Servicing Fees on the Mortgage Loans and other administrative expenses of the REMIC in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. In addition, some portion of a purchaser's basis, if any, in a Residual Certificate may not be recovered until termination of the REMIC.

     Due to the special tax treatment of residual interests, the effective after-tax return of the Residual Certificates may be significantly lower than would be the case if the Residual Certificates were taxed as debt instruments, or may be negative.

     See "Certain Federal Income Tax Consequences" in the prospectus.

                              ERISA CONSIDERATIONS

     The Residual Certificates may not be purchased by or transferred to a Plan or a person acting on behalf of or investing the assets of a Plan. See "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" herein.

     Accordingly, the following discussion applies to the Offered Certificates (other than the Residual Certificates) and does not purport to discuss the considerations under ERISA, Code Section 4975 or Similar Law with respect to the purchase, acquisition or resale of a Residual Certificate.

     As described in the prospectus under "ERISA Considerations," ERISA and the Code impose certain duties and restrictions on ERISA Plans and certain persons who perform services for ERISA Plans. Comparable duties and restrictions may exist under Similar Law on governmental plans and certain persons who perform services for governmental plans. For example, unless exempted, investment by a Plan in the Offered Certificates may constitute a prohibited transaction under ERISA, the Code or Similar Law. There are certain exemptions issued by the United States Department of Labor (the "DOL") that may be applicable to an investment by an ERISA Plan in the Offered Certificates, including the individual administrative exemptions described below. For a further discussion of the individual administrative exemption, including the necessary conditions to its applicability, and other important factors to be considered by an ERISA Plan contemplating investing in the Offered Certificates, see "ERISA Considerations" in the prospectus.

     The DOL issued an Underwriter Exemption to [ ]. This Underwriter Exemption might apply to the acquisition, holding and resale of the Offered Certificates by an ERISA Plan, provided that specified conditions are met.

     Among the conditions which would have to be satisfied for the Underwriter Exemption to apply to the acquisition by an ERISA Plan of the Offered Certificates is the condition that the ERISA Plan investing in the Offered Certificates be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

     Before purchasing an Offered Certificate, a fiduciary of an ERISA Plan should make its own determination as to the availability of the exemptive relief provided in the Underwriter Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to the Offered Certificates, and a fiduciary of a governmental plan should make its own determination as to the need for and availability of any exemptive relief under Similar Law. Any fiduciary of an ERISA Plan considering whether to purchase an Offered Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the prospectus.

                                LEGAL INVESTMENT

     The Class A and Class B-1 Certificates constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" under SMMEA.

     Prospective purchasers whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities may be subject to restrictions on investment in the Offered Certificates and should consult their own legal, tax and accounting advisors in determining the suitability of and consequences to them of the purchase, ownership and disposition of the Offered Certificates. See "Legal Investment" in the prospectus.

                                SECONDARY MARKET

     There will not be any market for the Offered Certificates prior to the issuance thereof. The Underwriter intends to act as a market maker in the Offered Certificates, subject to applicable provisions of federal and state securities laws and other regulatory requirements, but is under no obligation to do so. There can be no assurance that a secondary market in the Offered Certificates will develop or, if such a market does develop, that it will provide holders of Offered Certificates with liquidity of investment at any particular time or for the life of the Offered Certificates.

                                  UNDERWRITING

     Subject to the terms and conditions of the underwriting agreement dated [ ] and the terms agreement dated [ ] (together, the "Underwriting Agreement") among Wells Fargo Bank, the Depositor and [ ], as underwriter, (the "Underwriter"), the Offered Certificates are being purchased from the Depositor by the Underwriter upon issuance thereof. The Underwriter, which is not an affiliate of the Depositor, is committed to purchase all of the Offered Certificates if any such Certificates are purchased. The Underwriter has advised the Depositor that it proposes to offer the Offered Certificates, from time to time, for sale in negotiated transactions or otherwise at prices determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates are expected to be approximately $[ ], plus accrued interest thereon from the Cut-Off Date to (but not including) the Closing Date before deducting expenses payable by the Depositor estimated to be $[ ]. The Underwriter has advised the Depositor that it has not allocated the purchase price paid to the Depositor for the Class A Non-PO Certificates among such Classes and has allocated the purchase price paid to the Depositor for the Class A-PO Certificates. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Offered Certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act.

     The Underwriting Agreement provides that the Depositor or the Sponsor will indemnify the Underwriter against certain civil liabilities under the Securities Act or contribute to payments which the Underwriter may be required to make in respect thereof.

                                  LEGAL MATTERS

     The legality of the Offered Certificates and certain tax matters with respect thereto will be passed upon for the Depositor by Cadwalader, Wickersham & Taft LLP, New York, New York. Certain legal matters will be passed upon for the Underwriter by Stroock & Stroock & Lavan LLP, New York, New York.

                                USE OF PROCEEDS

     The net proceeds to be received from the sale of the Offered Certificates will be applied by the Depositor to the purchase from the Sponsor of the Mortgage Loans underlying the Certificates.

                                     RATINGS

     It is a condition to the issuance of the Offered Certificates that each such class will have received at least the rating set forth in the table beginning on page S-4 from [ ] ("[ ]") and [ ] ("[ ]," and together with [ ], the "Rating Agencies"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating.

     The ratings of [ ] on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which such certificateholders are entitled. [ ] rating opinions address the structural and legal aspects associated with the certificates, including the nature of the underlying mortgage loans. [ ] ratings on mortgage pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments and consequently any adverse effect the timing of such prepayments could have on an investor's anticipated yield.

     The ratings of [ ] on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions of principal and interest to which such certificateholders are entitled. [ ] rating opinions address the structural, legal and issuer aspects associated with the certificates, including the nature of the underlying mortgage loans and the credit quality of the credit support provider, if any. [ ] ratings on mortgage pass-through certificates do not represent any assessment of the likelihood that principal prepayments may differ from those originally anticipated and consequently any adverse effect the timing of such prepayments could have on an investor's anticipated yield.

     The ratings of [ ] and [ ] on a Class of Principal Only Certificates only address the return of the Principal Balance of such Class.

     The Depositor has not requested a rating on the Offered Certificates of any Class by any rating agency other than [ ] and [ ], although data with respect to the Mortgage Loans may have been provided to other rating agencies solely for their informational purposes. There can be no assurance that any rating assigned by any other rating agency to the Offered Certificates will be as high as those assigned by [ ] and [ ]. In addition, the Rating Agencies will monitor the initial ratings of the Offered Certificates for so long as they remain outstanding.

                   INDEX OF PROSPECTUS SUPPLEMENT DEFINITIONS

Accretion Termination Date.......................S-28
Accrual Distribution Amount......................S-28
Adjusted Pool Amount.............................S-26
Adjusted Pool Amount (Non-PO Portion)............S-27
Adjusted Pool Amount (PO Portion)................S-26
Aggregate Non-PO Principal Balance...............S-26
Aggregate Principal Balance......................S-26
Assumed Discount Mortgage Loan...................S-45
Assumed Mortgage Loans...........................S-45
Assumed Premium Mortgage Loan....................S-45
CBE..............................................S-47
Certificate Account..............................S-50
Certificates.....................................S-23
Class A Certificates.............................S-23
Class A Non-PO Optimal Principal Amount..........S-29
Class A Non-PO Principal Balance.................S-26
Class A Non-PO Principal Distribution Amount.....S-28
Class A Percentage...............................S-30
Class A Prepayment Percentage....................S-31
Class A Principal Balance........................S-26
Class A-PO Deferred Amount.......................S-29
Class A-PO Distribution Amount...................S-28
Class A-PO Optimal Principal Amount..............S-29
Class B Certificates.............................S-23
Class B Optimal Principal Amount.................S-29
Class B Percentage...............................S-31
Class B Prepayment Percentage....................S-31
Class B Principal Balance........................S-26
Class B Principal Distribution Amount............S-29
Class Percentage.................................S-29
Class Prepayment Percentage......................S-29
CLTV.............................................S-40
Code.............................................S-36
Combined Loan-to-Value Ratio.....................S-40
Current Fractional Interest......................S-32
Custodial Agreement..............................S-22
Custodian........................................S-22
Debt-to-Income Ratio.............................S-41
Delinquency and Loss Tests.......................S-31
Depositor........................................S-20
Discount Mortgage Loan...........................S-30
DOL..............................................S-52
ERISA............................................S-36
ERISA Plan.......................................S-36
FICO Scores......................................S-40
Fixed Retained Yield.............................S-49
Interest Accrual Period..........................S-25
Interest Shortfall Amount........................S-27
LIBOR Based Interest Accrual Period..............S-25
Loss Severity Percentage.........................S-48
LPMI Policy......................................S-40
Master Servicer..................................S-21
Master Servicing Fee.............................S-48
Master Servicing Fee Rate........................S-48
Mortgage Loans...................................S-39
Mortgaged Properties.............................S-39
Mortgages........................................S-39
Net Mortgage Interest Rate.......................S-27
Non-PO Fraction..................................S-30
Non-Supported Interest Shortfalls................S-27
Offered Certificates.............................S-23
Original Class B Principal Balance...............S-31
Original Fractional Interest.....................S-32
PAC Certificates.................................S-33
PAC Groups.......................................S-33
PAC I Certificates...............................S-33
PAC I Group......................................S-33
PAC I Group Principal Amount.....................S-33
PAC II Certificates..............................S-33
PAC II Group.....................................S-33
PAC II Group Principal Amount....................S-33
PAC Principal Amount.............................S-33
Pass-Through Rate................................S-25
Paying Agent.....................................S-21
Payment Account..................................S-21
Percentage Interest..............................S-25
Periodic Advance.................................S-36
Plan.............................................S-36
PO Fraction......................................S-30
Pool Balance (Non-PO Portion)....................S-30
Pool Balance (PO Portion)........................S-30
Pool Distribution Amount.........................S-23
Pool Distribution Amount Allocation..............S-24
Pooling and Servicing Agreement..................S-48
Premium Mortgage Loan............................S-30
Prepayment Shift Percentage......................S-34
Principal Payments...............................S-35
Priority Amount..................................S-33
Priority Percentage..............................S-33
PUDs.............................................S-40
Rating Agencies..................................S-53
Record Date......................................S-23
Regular Certificates.............................S-50
Regular Interest Accrual Period..................S-25
Relief Act Shortfalls............................S-27
Scheduled Principal Amount.......................S-33
SDA..............................................S-47
Securities Act...................................S-52
Servicer.........................................S-22
Servicing Fee....................................S-49
Servicing Fee Rate...............................S-49
Shift Percentage.................................S-34
Similar Law......................................S-36
SMMEA............................................S-52
SPA..............................................S-45
Structuring Assumptions..........................S-45
Subordinated Certificates........................S-23

Subordinated Percentage..........................S-31
Subordinated Prepayment Percentage...............S-31
Subordination Depletion Date.....................S-37
Trust............................................S-20
Trustee..........................................S-20
Underlying Servicing Agreement...................S-22
Underwriter......................................S-53
Underwriting Agreement...........................S-53
Underwriting Standards...........................S-41
Unscheduled Principal Amount.....................S-33
Wachovia Bank....................................S-20
Weighted Average Life............................S-45
Wells Fargo Bank.................................S-19
Wells Fargo Underlying Servicing Agreement.......S-22

                                   APPENDIX A

                           SELECTED MORTGAGE LOAN DATA
                            (as of the Cut-Off Date)

                                                                                                              All Mortgage Loans
                                                                                                         ---------------------------
Number of Mortgage Loans................................................................................
Aggregate Unpaid Principal Balance......................................................................
Range of Unpaid Principal Balances......................................................................
Average Unpaid Principal Balance........................................................................
Range of Current Mortgage Interest Rates................................................................
Weighted Average Current Mortgage Interest Rate.........................................................
Weighted Average Current Net Mortgage Interest Rate.....................................................
Range of Remaining Terms to Stated Maturity.............................................................
Weighted Average Remaining Term to Stated Maturity......................................................
Range of Original Loan-to-Value Ratios..................................................................
Weighted Average Original Loan-to-Value Ratio...........................................................
Number of Mortgage Loans with Original Loan-to-Value Ratios greater than 80% not covered by Primary
   Mortgage Insurance...................................................................................
Mortgage Loans with Original Loan-to-Value Ratios greater than 80% not covered by Primary Mortgage
   Insurance as a Percentage of Aggregate Unpaid Principal Balance......................................
Number of Mortgage Loans covered by an LPMI Policy......................................................
Mortgage Loans covered by an LPMI Policy as a Percentage of Aggregate Unpaid Principal Balance..........
Number of Interest Only Loans...........................................................................
Interest Only Loans as a Percentage of Aggregate Unpaid Principal Balance...............................
Range of Interest Only Term for Interest Only Mortgage Loans............................................
Weighted Average Remaining Interest Only Term for Interest Only Mortgage Loans..........................
Range of Original Debt to Income Ratios.................................................................
Weighted Average Original Total Debt to Income Ratio....................................................
Range of Loan Age.......................................................................................
Weighted Average Loan Age...............................................................................
Aggregate Original Unpaid Principal Balance.............................................................
Weighted Average Original Loan-to-Value Ratio of Mortgage Loans with Original Principal Balances greater than $600,000........................................................................................
Maximum Original Loan-to-Value Ratio of Mortgage Loans with Original Principal Balances greater than $600,000................................................................................
Geographic Concentration of Mortgaged Properties Securing Mortgage Loans in Excess of 5% of the
   Aggregate Unpaid Principal Balance
     [State]............................................................................................
     [State]............................................................................................
Maximum Five-Digit Zip Code Concentration...............................................................
Earliest Origination Month..............................................................................
Latest Origination Month................................................................................
Latest Stated Maturity Date.............................................................................
Number of Buy-Down Loans................................................................................
Buy-Down Loans as a Percentage of Aggregate Unpaid Principal Balance....................................
Number of Relocation Mortgage Loans.....................................................................
Relocation Mortgage Loans as a Percentage of Aggregate Unpaid Principal Balance.........................
Number of Subsidy Loans.................................................................................
Subsidy Loans as a Percentage of Aggregate Unpaid Principal Balance.....................................
Number of Home Asset ManagementSM Account Loans.........................................................
Home Asset ManagementSM Account Loans as a Percentage of Aggregate Unpaid Principal Balance.............
Number of LOC Pledged Asset Mortgage Loans..............................................................
LOC Pledged Asset Mortgage Loans as a Percentage of Aggregate Unpaid Principal Balance..................
Weighted Average Original FICO Score(1).................................................................

-----------------------------

(1) Does not include the Mortgage Loans for which FICO Scores are not available

                               MORTGAGE LOAN DATA



                         CURRENT MORTGAGE INTEREST RATES

                                                  Percentage of
                                   Aggregate     Total Aggregate
  Range of Current                   Unpaid           Unpaid
  Mortgage Interest                Principal        Principal
        Rates           Number      Balance          Balance
-------------------- ----------- -------------- ------------------







                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================



                              DOCUMENTATION LEVELS

                                                           Percentage of
                                            Aggregate     Total Aggregate
                                              Unpaid           Unpaid
                                            Principal        Principal
 Documentation Level             Number      Balance          Balance
--------------------          ----------- -------------- ------------------

Full Documentation...........
Income Verification..........
Asset Verification...........
No Documentation.............
                              ----------- -------------- ------------------
   Total.....................
                              =========== ============== ==================



                       REMAINING TERMS TO STATED MATURITY

                                                          Percentage of
                                                              Total
                                           Aggregate        Aggregate
                                             Unpaid          Unpaid
  Remaining Stated                         Principal        Principal
    Term (Months)               Number      Balance          Balance
--------------------         ----------- -------------- ------------------







                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================



                              YEARS OF ORIGINATION

                                                  Percentage of
                                                      Total
                                   Aggregate        Aggregate
                                     Unpaid          Unpaid
                                   Principal        Principal
 Year of Origination    Number      Balance          Balance
-------------------- ----------- -------------- ------------------





                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================



                                 PROPERTY TYPES

                                                          Percentage of
                                                              Total
                                           Aggregate        Aggregate
                                             Unpaid          Unpaid
                                           Principal        Principal
    Property Type               Number      Balance          Balance
--------------------         ----------- -------------- ------------------
Single-family
   dwellings.................
Two-to four-family
   units.....................
Condominiums
   High-rise
   (greater than
   four  stories)............
   Low-rise (four
   stories or less)
Cooperative Units............
Manufactured Homes...........
                             ----------- -------------- ------------------
   Total.....................
                             =========== ============== ==================



                                GEOGRAPHIC AREAS

                                                  Percentage of
                                                      Total
                                   Aggregate        Aggregate
                                     Unpaid          Unpaid
                                   Principal        Principal
   Geographic Area      Number      Balance          Balance
-------------------- ----------- -------------- ------------------
Arizona...........
California........
Colorado..........
District of Columbia
Florida...........
Georgia...........
Hawaii............
Illinois..........
Iowa..............
Maryland..........
Massachusetts.....
Michigan..........
Minnesota.........
Missouri..........
Montana...........
Nevada............
New Jersey........
New York..........
North Dakota......
Ohio..............
Oregon............
Pennsylvania......
Texas.............
Virginia..........
Washington........
Wisconsin.........
                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================

                               MORTGAGE LOAN DATA



                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                  Percentage of
                                                      Total
                                   Aggregate        Aggregate
                                     Unpaid          Unpaid
  Range of Original                Principal        Principal
Loan-to-Value Ratios    Number      Balance          Balance
-------------------- ----------- -------------- ------------------







                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================



                              ORIGINAL FICO SCORES

                                          Percentage
                                           of Total     Weighted
                            Aggregate      Aggregate     Average
   Range of                   Unpaid        Unpaid      Original
Original FICO               Principal      Principal   Loan-to-Valu
    Scores       Number      Balance        Balance       Ratio
-------------------- ----------- -------------- ------------------







                     ----------- -------------- ------------------
Total/
 Weighted...
                     =========== ============== ==================



                           ORIGINAL PRINCIPAL BALANCES

                                                  Percentage of
                                                      Total
                                   Aggregate        Aggregate
                                     Unpaid          Unpaid
      Range of                     Principal        Principal
  Principal Balance     Number      Balance          Balance
-------------------- ----------- -------------- ------------------










                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================



                                   ORIGINATORS

                                                  Percentage of
                                                      Total
                                   Aggregate        Aggregate
                                     Unpaid          Unpaid
                                   Principal        Principal
     Originator         Number      Balance          Balance
-------------------- ----------- -------------- ------------------

Wells Fargo Bank or
   Affiliate......
Other Originators.

                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================



                                    PURPOSES

                                                  Percentage of
                                   Aggregate     Total Aggregate
                                     Unpaid           Unpaid
                                   Principal        Principal
       Purpose          Number      Balance          Balance
-------------------- ----------- -------------- ------------------

Purchase..........
Equity Take Out
   Refinance......
Rate/Term Refinance

                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================

                               MORTGAGE LOAN DATA



                                 OCCUPANCY TYPES

                                                   Percentage of
                                                       Total
                                    Aggregate        Aggregate
                                      Unpaid          Unpaid
                                    Principal        Principal
    Occupancy Type       Number      Balance          Balance
-------------------- ----------- -------------- ------------------

Investment Property
Primary Residence..
Second Home........

                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================



                          REMAINING INTEREST ONLY TERMS

                                                  Percentage of
                                                      Total
                                   Aggregate        Aggregate
                                     Unpaid          Unpaid
 Remaining Interest                Principal        Principal
 Only Term (Months)     Number      Balance          Balance
-------------------- ----------- -------------- ------------------








                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================



                         ORIGINAL DEBT TO INCOME RATIOS

                                                  Percentage of
                                                      Total
                                   Aggregate        Aggregate
                                     Unpaid          Unpaid
  Range of Debt to                 Principal        Principal
    Income Ratios       Number      Balance          Balance
-------------------- ----------- -------------- ------------------









                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================



                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                  Percentage of
                                   Aggregate     Total Aggregate
  Range of Original                  Unpaid           Unpaid
    Combined Loan                  Principal        Principal
   to-Value Ratios      Number      Balance          Balance
-------------------- ----------- -------------- ------------------









                     ----------- -------------- ------------------
   Total..........
                     =========== ============== ==================

                               MORTGAGE LOAN DATA

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                          Percentage
                                           of Total     Weighted
                            Aggregate      Aggregate     Average
   Range of                   Unpaid        Unpaid      Original
Original FICO               Principal      Principal   Loan-to-Valu
    Scores       Number      Balance        Balance       Ratio
-------------------- ----------- -------------- ------------------









                    ----------- -------------- ------------------
 Total/
 Weighted...
                     =========== ============== ==================

                          APPENDIX B - Decrement Tables

The following tables have been prepared based on the assumptions described in this prospectus supplement under "Prepayment and Yield Considerations" and should be read in conjunction with that section.

            Percentage of Initial Principal Balance Outstanding For:

                                           Class A-PO                                        Class A-1 and Class A-2
                                       Certificates at the                                     Certificates at the
                                    Following Percentages of                                Following Percentages of
                                               SPA                                                     SPA
                    ----------------------------------------------------------------------------------------------------------------
 Distribution Date    0%    100%   250%   300%    400%   500%   750%   1000%   0%   100%   250%    300%   400%   500%   750%   1000%
------------------------------------------------------------------------------------------------------------------------------------













Weighted Average Life
   (years)(1)

-----------------------------

(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of net reduction of Principal Balance by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate net reduction of Principal Balance referred to in clause
      (i).

* Indicates a percentage greater than zero but less than 0.5% of the initial Principal Balance of such Class.

            Percentage of Initial Principal Balance Outstanding For:

                                       Class A-3 and Class A-15                                          Class A-4
                                          Certificates at the                                       Certificates at the
                                       Following Percentages of                                  Following Percentages of
                                                  SPA                                                       SPA
                   -----------------------------------------------------------------------------------------------------------------
Distribution Date    0%    100%   250%   300%    400%   500%   750%   1000%    0%   100%   250%    300%   400%   500%   750%   1000%
------------------------------------------------------------------------------------------------------------------------------------










Weighted Average Life
   (years)(1)

-----------------------------

(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of net reduction of Principal Balance by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate net reduction of Principal Balance referred to in clause
      (i).

* Indicates a percentage greater than zero but less than 0.5% of the initial Principal Balance of such Class.

            Percentage of Initial Principal Balance Outstanding For:

                                         Class A-5 and Class A-6                                          Class A-7
                                           Certificates at the                                       Certificates at the
                                         Following Percentages of                                  Following Percentages of
                                                   SPA                                                       SPA
                  ------------------------------------------------------------------------------------------------------------------
Distribution Date  0%    7%     9%    10%     11%     20%    50%     75%     0%    7%     9%    10%     11%     20%    50%     75%
----------------- ----- ------ ----- ------- ------- ------ ------- ------- ----- ------ ----- ------- ------- ------ ------- ------










Weighted Average Life
   (years)(1)

-----------------------------

(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of net reduction of Principal Balance by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate net reduction of Principal Balance referred to in clause
      (i).

* Indicates a percentage greater than zero but less than 0.5% of the initial Principal Balance of such Class.

            Percentage of Initial Principal Balance Outstanding For:

                                               Class A-8                                                 Class A-9
                                          Certificates at the                                       Certificates at the
                                       Following Percentages of                                  Following Percentages of
                                                  SPA                                                       SPA
                   ---------------------------------------------------------------------------------------------------------
Distribution Date   0%    100%   250%   300%   400%  500%   750%  1000%   0%   100%   250%  300%   400%   500%   750%   1000%
-----------------  ----- ------ -----  -----  ------ ----- ------ ------ ---- ------ ----- ------ ------ ------ ------ -----








Weighted Average Life
   (years)(1)

-----------------------------

(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of net reduction of Principal Balance by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate net reduction of Principal Balance referred to in clause
      (i).

* Indicates a percentage greater than zero but less than 0.5% of the initial Principal Balance of such Class.

            Percentage of Initial Principal Balance Outstanding For:

                                              Class A-10                                                Class A-11
                                          Certificates at the                                       Certificates at the
                                       Following Percentages of                                  Following Percentages of
                                                  SPA                                                       SPA
                   ---------------------------------------------------------------------------------------------------------
Distribution Date   0%    100%   250%   300%   400%  500%   750%  1000%   0%   100%   250%  300%   400%   500%   750%   1000%
-----------------  ----- ------ -----  -----  ------ ----- ------ ------ ---- ------ ----- ------ ------ ------ ------ -----







Weighted Average Life
   (years)(1)

-----------------------------

(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of net reduction of Principal Balance by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate net reduction of Principal Balance referred to in clause
      (i).

* Indicates a percentage greater than zero but less than 0.5% of the initial Principal Balance of such Class.

            Percentage of Initial Principal Balance Outstanding For:

                                       Class A-12 and Class A-14                                        Class A-13
                                          Certificates at the                                       Certificates at the
                                       Following Percentages of                                  Following Percentages of
                                                  SPA                                                       SPA
                   ---------------------------------------------------------------------------------------------------------
Distribution Date   0%    100%   250%   300%   400%  500%   750%  1000%   0%   100%   250%  300%   400%   500%   750%   1000%
-----------------  ----- ------ -----  -----  ------ ----- ------ ------ ---- ------ ----- ------ ------ ------ ------ -----











Weighted Average Life
   (years)(1)

-----------------------------

(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of net reduction of Principal Balance by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate net reduction of Principal Balance referred to in clause
      (i).

* Indicates a percentage greater than zero but less than 0.5% of the initial Principal Balance of such Class.

            Percentage of Initial Principal Balance Outstanding For:

                                              Class A-R                                          Class B-1, Class B-2 and Class B-3
                                         Certificates at the                                             Certificates at the
                                       Following Percentages of                                       Following Percentages of
                                                 SPA                                                             SPA
                   ---------------------------------------------------------------------------------------------------------
Distribution Date   0%    100%   250%   300%   400%  500%   750%  1000%   0%   100%   250%  300%   400%   500%   750%   1000%
-----------------  ----- ------ -----  -----  ------ ----- ------ ------ ---- ------ ----- ------ ------ ------ ------ -----






Weighted Average Life
    (years)(1)

-----------------------------

(1) The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of net reduction of Principal Balance by the number of years from the date of the issuance of such Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate net reduction of Principal Balance referred to in clause
      (i).

* Indicates a percentage greater than zero but less than 0.5% of the initial Principal Balance of such Class.

                      APPENDIX C -Senior Sensitivity Tables

 Sensitivity of the Pre-Tax Yield to Maturity of the Class A-PO Certificates to
   Prepayments at an Assumed Purchase Price of [ ]% of the Initial Principal
                        Balance (plus Accrued Interest)

                                                                            Percentages of SPA
                                               ---------------------------------------------------------------------------
                                                  0%       100%      250%     300%      400%      500%      750%    1000%
                                               -------- --------- --------- -------- --------- --------- -------- --------
Pre-Tax Yield To Maturity (CBE)

 Sensitivity of the Pre-Tax Yield to Maturity of the Class A-1 Certificates to
   Prepayments at an Assumed Purchase Price of [ ]% of the Initial Principal
                        Balance (plus Accrued Interest)

                                                                             Percentages of SPA
                                               ---------------------------------------------------------------------------
                                                  0%       100%      250%     300%      400%      500%      750%    1000%
                                               -------- --------- --------- -------- --------- --------- -------- --------
Level of LIBOR




 Sensitivity of the Pre-Tax Yield to Maturity of the Class A-6 Certificates to
   Prepayments at an Assumed Purchase Price of [ ]% of the Initial Principal
                        Balance (plus Accrued Interest)

                                                                            Percentages of SPA
                                               ---------------------------------------------------------------------------
                                                  0%       100%      250%     300%      400%      500%      750%    1000%
                                               -------- --------- --------- -------- --------- --------- -------- --------
Level of LIBOR


 Sensitivity of the Pre-Tax Yield to Maturity of the Class A-7 Certificates to
   Prepayments at an Assumed Purchase Price of [ ]% of the Initial Principal
                        Balance (plus Accrued Interest)

                                                                            Percentages of SPA
                                               ---------------------------------------------------------------------------
                                                  0%       100%      250%     300%      400%      500%      750%    1000%
                                               -------- --------- --------- -------- --------- --------- -------- --------
Level of LIBOR

                   APPENDIX D - Subordinate Sensitivity Tables

   Sensitivity of Pre-Tax Yields to Maturity of the Class B-2 Certificates to
                 Prepayments and Realized Losses at an Assumed
             Purchase Price of [ ]% of the Initial Principal Balance
                             (plus Accrued Interest)

                                                   Loss
                                                 Severity
Percentage of SDA                               Percentage                         Percentages of SPA
                                               ------------ -----------------------------------------------------------------
                                                              0%    100%    250%    300%   400%     500%     750%     1000%
                                                            ----- ------- ------- ------- ------- -------- ------- ----------







**    The pre-tax yield to maturity will be less than (99.99)%

   Sensitivity of Pre-Tax Yields to Maturity of the Class B-3 Certificates to
                 Prepayments and Realized Losses at an Assumed
                 Purchase Price of [ ]% of the Initial Principal
                        Balance ( plus Accrued Interest)

                                                   Loss
                                                 Severity
Percentage of SDA                               Percentage                         Percentages of SPA
                                               ------------ -----------------------------------------------------------------
                                                              0%    100%    250%    300%   400%     500%     750%     1000%
                                                            ----- ------- ------- ------- ------- -------- ------- ----------







**   The pre-tax yield to maturity will be less than (99.99)%

     The following table sets forth the amount of Realized Losses that would be incurred with respect to the Mortgage Loans under the assumptions used to generate the pre-tax yields to maturity in the preceding tables, expressed as a percentage of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-Off Date.


                                                  Loss
                                                Severity
Percentage of SDA                              Percentage                          Percentages of SPA
                                               ------------ -----------------------------------------------------------------
                                                              0%    100%    250%    300%   400%     500%     750%     1000%
                                                            ----- ------- ------- ------- ------- -------- ------- ----------







                     APPENDIX E - Planned Principal Balances

          The following table sets forth for each Distribution Date the planned Principal Balances for the PAC I Group, expressed as a percentage of the initial aggregate Principal Balance of the
                                  PAC I Group.

                          Planned Principal Balances as
               Percentages of Initial Aggregate Principal Balance

                                   PAC I Group

                                                         Percentages of Initial
                                                           Aggregate Principal
Distribution Date                                                Balance
                                                         -----------------------

          The following table sets forth for each Distribution Date the planned Principal Balances for the PAC II Group, expressed as a percentage of the initial aggregate Principal Balance of the
                                  PAC II Group.

                          Planned Principal Balances as
               Percentages of Initial Aggregate Principal Balance

                                  PAC II Group

                                                         Percentages of Initial
                                                           Aggregate Principal
Distribution Date                                                Balance
                                                         -----------------------

                                                              [WELLS FARGO LOGO]
                    Wells Fargo Asset Securities Corporation
                                    Depositor

                             Wells Fargo Bank, N.A.
                              Sponsor and Servicer

                Wells Fargo Mortgage Backed Securities 20 - Trust
                                 Issuing Entity

                                 $[___________]
                                  (Approximate)

                 Mortgage Pass-Through Certificates, Series 20 -

              ---------------------------------------------------
                              PROSPECTUS SUPPLEMENT
              ---------------------------------------------------

                                  [Underwriter]

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. No one has been authorized to provide you with different information.

The Offered Certificates are not being offered in any state where the offer is not permitted.

The Depositor does not claim the accuracy of the information in this prospectus supplement and the accompanying prospectus as of any date other than the dates stated on their respective covers.

Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Offered Certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Offered Certificates will deliver a prospectus supplement and prospectus until ninety days following the date of this prospectus supplement.

                                  [______], 20

The information in this prospectus is not complete and may be changed. We may not sell these certificates until we deliver a final prospectus supplement and prospectus. This prospectus and the accompanying prospectus supplement are not an offer to sell these certificates and are not soliciting an offer to buy these certificates in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION DATED OCTOBER 20, 2005
PROSPECTUS
                    Wells Fargo Asset Securities Corporation
                                    Depositor

                     Wells Fargo Bank, National Association
                                     Sponsor

                       Mortgage Pass-Through Certificates
                              (Issuable in Series)

                              --------------------

--------------------------------------------------------------------------------
You should carefully consider the risk factors beginning on page 10 of this prospectus. Except as otherwise described in the applicable prospectus supplement, neither the certificates of any series nor the related underlying mortgage loans will be insured or guaranteed by any governmental agency or instrumentality or any other entity.

The certificates of each series will represent interests in the related issuing entity only and will not represent interests in or obligations of the depositor, the sponsor or any other entity.

This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series.
--------------------------------------------------------------------------------

Each Issuing Entity--

o will issue a series of mortgage pass-through certificates, which will consist of one or more classes of certificates; and

o will own a pool or pools of fixed or adjustable interest rate, mortgage loans which are secured by a first lien on a one- to four-family residential property.

Each Pool of Mortgage Loans--

o will be sold to the related issuing entity by the depositor, who will have in turn purchased the mortgage loans from the sponsor;

o will be underwritten to the sponsor's standards or such other standards as described in this prospectus and the accompanying prospectus supplement; and

o will be serviced by the sponsor individually or together with other servicers.

Each Series of Certificates--

o     will represent interests in the related issuing entity;

o may provide credit support for certain classes by "subordinating" certain classes to other classes of certificates; any subordinate classes will be entitled to payment subject to the payment of more senior classes and may bear losses before more senior classes;

o may be entitled to the benefit of one or more of the other types of credit support or derivative instruments described in this prospectus and in more detail in the accompanying prospectus supplement; and

o     will be paid only from the assets of the related issuing entity.


Neither the SEC nor any state securities commission has approved the certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                              --------------------

                     The date of this prospectus is [__], 20

                                TABLE OF CONTENTS
                                   PROSPECTUS

                                                                            Page

Important Notice About Information Presented
  in This Prospectus and the Accompanying Prospectus Supplement................5
Summary of Prospectus..........................................................6
Risk Factors..................................................................11
      Limited Liquidity for Certificates......................................11
      Limited Assets for Payment of Certificates..............................11
      Certificates May Not Be Appropriate For
        Certain Individual Investors..........................................11
      Credit Enhancement is Limited in Amount and Coverage....................12
      The Ratings of Your Certificates May Be Lowered or
        Withdrawn Which May Adversely Affect the Liquidity
        or Market Value of Your Certificates..................................12
      Real Estate Market Conditions Affect Mortgage Loan
        Performance...........................................................13
      Geographic Concentration May Increase Rates of Loss
        and Delinquency.......................................................13
      Rate of Prepayment on Mortgage Loans May Adversely
        Affect Average Lives and Yields on Certificates.......................13
      There Is a Risk that Interest Payments on the
        Mortgage Loans May Be Insufficient to Pay
        Interest on Your Certificates.........................................14
      Increase in Index May Adversely Affect
        Yield on Certain Certificates of a Series.............................15
      Subordination of Super Senior Support
        Certificates and Subordinated Certificates
        Increases Risk of Loss................................................15
      There Are Risks Relating to Second Lien Mortgage Loans..................15
      Exercise of Rights Under Special Servicing Agreements
       May Be Adverse to Other Certificateholders............................15
       Special Powers of the FDIC in the Event of Insolvency
        of the Sponsor Could Delay or Reduce Distributions
        on the Certificates...................................................16
      Insolvency of the Depositor May Delay or Reduce
        Collections on Mortgage Loans.........................................17
      Book-Entry Certificates May Experience
        Decreased Liquidity and Payment Delay.................................17
      Cash Flow Agreements and External
        Credit Enhancements are Subject to Third Party Risk...................18
      Servicing Transfer Following Event of Default
        May Result in Payment Delays or Losses................................18
      Consumer Protection Laws May Limit Remedies.............................18
The Trust Estates.............................................................19
      General.................................................................19
      Mortgage Loans..........................................................19
      Cash Flow Agreements....................................................25
            General...........................................................25
            Yield Maintenance Agreements......................................25
            Interest Rate Swap Agreements.....................................25
The Sponsor...................................................................26
The Sponsor's Mortgage Loan Programs..........................................28
      Mortgage Loan Production Sources........................................28
      Acquisition of Mortgage Loans from Correspondents.......................29
      Mortgage Loan Underwriting..............................................29
            Wells Fargo Bank Underwriting.....................................29
Static Pool Information.......................................................33
The Depositor.................................................................34
Description of the Certificates...............................................35
      General.................................................................35
      Definitive Form.........................................................35
      Book-Entry Form.........................................................36
            Secondary Market Trading..........................................39
            Certain U.S. Federal Income Tax Documentation
              Requirements of Book-Entry Certificates.........................41
      Distributions to Certificateholders.....................................41
            General...........................................................41
            Unscheduled Principal Receipts....................................43
            Distributions of Interest.........................................43
            Distributions of Principal........................................45
      Subordination...........................................................45
      Categories of Classes of Certificates...................................47
            Principal Types...................................................47
            Interest Types....................................................49
      Pass-Through Rates Based on LIBOR.......................................50
            General...........................................................50
            Determination of LIBOR............................................50
      Other Credit Enhancement................................................50

            General...........................................................50
            Limited Guarantee.................................................51
            Financial Guaranty Insurance Policy or Surety Bond................51
            Letter of Credit..................................................51
            Pool Insurance Policy.............................................51
            Special Hazard Insurance Policy...................................52
            Mortgagor Bankruptcy Bond.........................................53
            Reserve Fund......................................................53
            Cross Collateralization...........................................54
            Overcollateralization.............................................54
            Excess Interest...................................................54
Prepayment and Yield Considerations...........................................54
      Pass-Through Rates......................................................54
      Scheduled Delays in Distributions.......................................55
      Effect of Principal Prepayments.........................................55
      Weighted Average Life of Certificates...................................55
      Refinancings............................................................57
Servicing of the Mortgage Loans...............................................58
      The Master Servicer.....................................................58
            General...........................................................58
            Master Servicing Experience and Procedures
             of Wells Fargo Bank..............................................60
      The Servicers...........................................................61
      Servicing Experience and Procedures of Wells Fargo Bank.................62
            Servicing Experience..............................................62
            Servicing Procedures..............................................63
      Payments on Mortgage Loans..............................................64
      Periodic Advances and Limitations Thereon...............................67
      PMI Advances............................................................68
      Collection and Other Servicing Obligations..............................68
      Enforcement of Due-on-Sale Clauses; Realization
        Upon Defaulted Mortgage Loans.........................................69
      Insurance Policies......................................................71
            Standard Hazard Insurance Policies................................71
            Primary Mortgage Insurance Policies...............................72
      Fixed Retained Yield, Servicing Compensation
        and Payment of Expenses...............................................72
      Evidence as to Compliance...............................................73
      Changes in Servicing....................................................73
            Changes in Timing of Remittances of
              Unscheduled Principal Receipts in Full
              and Elimination of Month End Interest...........................73
            Changes in Unscheduled Principal Receipt Period...................74
      Servicer Defaults.......................................................74
The Pooling and Servicing Agreement...........................................74
      Assignment of Mortgage Loans to the Trustee.............................74
      Representations and Warranties..........................................76
      Optional Substitutions..................................................77
      Optional Purchases......................................................78
      Reports to Certificateholders...........................................78
      List of Certificateholders..............................................79
      Events of Default.......................................................79
      Rights Upon Event of Default............................................80
      Amendment...............................................................81
      Termination; Optional Purchase of Mortgage Loans........................81
      The Trustee.............................................................82
      Special Servicing Agreements............................................83
Certain Legal Aspects of the Mortgage Loans...................................83
      General.................................................................83
      Condominiums............................................................84
      Cooperatives............................................................84
      Foreclosure.............................................................84
      Foreclosure on Shares of Cooperatives...................................85
      Leaseholds..............................................................86
      Rights of Redemption....................................................87
      Anti-Deficiency Legislation, the Bankruptcy
        Code and Other Limitations on Lenders.................................87
      Forfeiture for Drug, RICO and Money Laundering Violations...............89
      Homeowners Protection Act of 1998.......................................89
      Texas Home Equity Loans.................................................89
      Servicemembers Civil Relief Act and Similar Laws........................90
      Environmental Considerations............................................90
      "Due-on-Sale" Clauses...................................................92
      Applicability of Usury Laws.............................................93
      Enforceability of Certain Provisions....................................93
Certain Federal Income Tax Consequences.......................................93
      Federal Income Tax Consequences for REMIC Certificates..................94
            General...........................................................94
            Status of REMIC Certificates......................................94
            Qualification as a REMIC..........................................95
            Taxation of Regular Certificates..................................96
            Taxation of Residual Certificates................................102
            Taxes That May Be Imposed on the REMIC Pool......................109
            Liquidation of the REMIC Pool....................................110
            Administrative Matters...........................................110
            Limitations on Deduction of Certain Expenses.....................110
            Taxation of Certain Foreign Investors............................111
            Backup Withholding...............................................112
            Reporting Requirements...........................................112

      Federal Income Tax Consequences for Certificates
        as to Which No REMIC Election Is Made................................112
            General..........................................................112
            Tax Status.......................................................113
      Premium and Discount...................................................114
           Premium...........................................................114
            Original Issue Discount..........................................114
            Market Discount..................................................114
      Recharacterization of Servicing Fees...................................114
      Sale or Exchange of Certificates.......................................115
      Stripped Certificates..................................................115
            General..........................................................115
            Status of Stripped Certificates..................................116
            Taxation of Stripped Certificates................................117
      Reporting Requirements and Backup Withholding..........................118
      Reportable Transactions................................................118
      Taxation of Certain Foreign Investors..................................119
ERISA Considerations.........................................................119
      General................................................................119
      Certain Requirements Under ERISA.......................................119
            General..........................................................119
            Parties in Interest/Disqualified Persons.........................119
            Delegation of Fiduciary Duty.....................................120
      Administrative Exemptions..............................................120
            Individual Administrative Exemptions.............................120
            PTE 83-1.........................................................121
      Exempt Plans...........................................................122
      Unrelated Business Taxable Income--Residual Certificates...............122
Legal Investment.............................................................123
Plan of Distribution.........................................................124
Use of Proceeds..............................................................125
Legal Matters................................................................125
Rating.......................................................................125
Reports to Certificateholders................................................126
Where You Can Find More Information..........................................126
Incorporation of Certain Information by Reference............................127
Index of Prospectus Definitions..............................................128

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

      Information is provided to you about the certificates in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the accompanying prospectus supplement, which will describe the specific terms of your series of certificates, including:

      o     the principal balances and/or interest rates of each class;

      o     the timing and priority of interest and principal payments;

      o     statistical and other information about the mortgage loans;

      o     information about credit enhancement, if any, for each class;

      o     the ratings for each class; and

      o     the method for selling the certificates.

      You should rely only on the information provided in this prospectus and the accompanying prospectus supplement including the information incorporated by reference. No one has been authorized to provide you with different information. The certificates are not being offered in any state where the offer is not permitted. The depositor does not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

      Cross-references are included in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The foregoing Table of Contents and the Table of Contents included in the accompanying prospectus supplement provide the pages on which these captions are located.

      You can find a listing of the pages where capitalized terms used in this prospectus are defined under the caption "Index of Prospectus Definitions" beginning on page 128 in this prospectus.

      The depositor's principal executive office is located at 7430 New Technology Way, Frederick, Maryland 21703, and the depositor's telephone number is (301) 846-8881.

                              -------------------

--------------------------------------------------------------------------------

                              SUMMARY OF PROSPECTUS

o This summary highlights selected information from this document, but does not contain all of the information that you should consider in making your investment decision. To understand all of the terms of a series of certificates, please read this entire document and the accompanying prospectus supplement carefully.

o This summary provides an overview of certain calculations, cash flows and other information to aid your understanding of the terms of the certificates and is qualified by the full description of these calculations, cash flows and other information in this prospectus and the accompanying prospectus supplement.

RELEVANT PARTIES FOR EACH SERIES OF CERTIFICATES

Issuing Entity

Each series of certificates will be issued by a separate common law trust. Each trust will be formed, and each series of certificates will be issued, under a separate pooling and servicing agreement among the depositor, the master servicer and the trustee specified in the applicable prospectus supplement.

Sponsor

Wells Fargo Bank, N.A. will be the sponsor of each series of certificates. The mortgage loans will either be originated by the sponsor or purchased by the sponsor from various entities that originated the mortgage loans to the sponsor's underwriting standards or as otherwise specified in the prospectus supplement. The sponsor will sell the mortgage loans to the depositor on the closing date specified in the applicable prospectus supplement by means of a mortgage loan purchase agreement between the sponsor and the depositor.

Depositor

Wells Fargo Asset Securities Corporation will act as depositor for each series of certificates. The depositor will acquire the mortgage loans from the sponsor and will transfer the mortgage loans to each trust. The depositor is a direct, wholly-owned subsidiary of the sponsor which is an indirect, wholly-owned subsidiary of Wells Fargo & Company. It is not expected that the depositor will have any business operations other than offering certificates and related activities.

Master Servicer

The sponsor will act as master servicer of each trust and will supervise the servicers and perform certain other administrative and reporting duties with respectto each series of certificates. In addition, the master servicer will generally be required to make advances with respect to the mortgage loans in each trust to the extent that a servicer (other than Wells Fargo Bank, N.A.) fails to make a required advance.

Servicers

The sponsor and, if specified in the applicable prospectus supplement, one or more other entities will service the mortgage loans in each trust. Each servicer will perform certain servicing functions with respect to the mortgage loans serviced by it pursuant to a related servicing agreement.

Trustee

A trustee for each trust will be named in the applicable prospectus supplement. The trustee generally will be responsible under each pooling and servicing agreement for providing general administrative services on behalf of the trust for a series. To the extent specified in the applicable prospectus supplement, a securities administrator may perform certain of the duties of the trustee.

Paying Agent

A paying agent for each trust will be named in the applicable prospectus supplement. The paying agent generally will be responsible under each pooling and servicing agreement for making distributions to certificateholders of a series and making available certain reports related to a series.

Custodian

The trustee or another entity (which may be the sponsor) named in the applicable prospectus supplement will act as custodian for each series of certificates. Generally, the custodian will be responsible for holding and safeguarding the mortgage notes and other contents of the mortgage file on behalf of the certificateholders of a series.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


THE MORTGAGE LOANS

Each trust will own the related mortgage loans (other than the fixed retained yield which is the portion of the mortgage interest rate, if any, not contained in the trust) and certain other related property, as specified in the applicable prospectus supplement.

The mortgage loans in each trust estate:

o will be fixed or adjustable interest rate, mortgage loans secured by first liens on one- to four-family residential properties;

o     will have been acquired by the depositor from the sponsor;

o will have been originated by the sponsor or an affiliate or will have been acquired by the sponsor directly or indirectly from other mortgage loan originators; and

o will have been underwritten either to the sponsor's standards or, to other standards specified in the applicable prospectus supplement.

See "The Trust Estates" and "The Sponsor's Mortgage Loan Programs--Mortgage Loan Underwriting."

You should refer to the applicable prospectus supplement for the precise characteristics or expected characteristics of the mortgage loans and a description of the other property, if any, included in a particular trust estate.

DISTRIBUTIONS ON THE CERTIFICATES

Each series of certificates will include one or more classes. A class of certificates will be entitled, to the extent of funds available, to one of the following:

o     principal and interest payments in respect of the related mortgage loans;

o     principal distributions, with no interest distributions;

o     interest distributions, with no principal distributions; or

o such other distributions as are described in the applicable prospectus supplement.

Interest Distributions

With respect to each series of certificates, interest on the related mortgage loans at the weighted average of their mortgage interest rates after deducting servicing fees and certain other amounts as described in this prospectus or in the applicable prospectus supplement, will be passed through to holders of the related classes of certificates in accordance with the particular terms of each class of certificates. The terms of each class of certificates will be described in the applicable prospectus supplement. See "Description of the Certificates--Distributions to Certificateholders--Distributions of Interest."

Except as otherwise specified in the applicable prospectus supplement, interest on each class of certificates of each series will accrue at the pass-through rate for each class indicated in the applicable prospectus supplement on their outstanding principal balance or notional amount.

Principal Distributions

With respect to a series of certificates, principal payments (including prepayments) on the related mortgage loans will be passed through to holders of the related certificates or otherwise applied in accordance with the related pooling and servicing agreement on each distribution date. Distributions in reduction of principal balance will be allocated among the classes of certificates of a series in the manner specified in the applicable prospectus supplement. See "Description of the Certificates--Distributions to Certificateholders--Distributions of Principal."

Distribution Dates

Distributions on the certificates will be made on each distribution date which is generally the 25th day of each month, or, if such day is not a business day, the business day following the 25th day. If so specified in the applicable prospectus supplement, distributions on certificates may be made on a different day of each month or may be made quarterly, or semi-annually, on the dates specified in such prospectus supplement. The cut-off date for each series will be the date specified in the applicable prospectus supplement.

Record Dates

Distributions will be made on each distribution date to certificateholders of record at the close of business on the last business day of the month preceding the month in which such distribution date occurs (unless a different date is specified in the applicable prospectus supplement).

CREDIT ENHANCEMENT

Subordination

A series of certificates may include one or more classes of senior certificates and one or more classes of subordinated certificates. The rights of the holders of subordinated certificates of a series to receive distributions will be subordinated to such rights of the holders of the senior certificates of the same series to the extent and in the manner specified in the applicable prospectus supplement.

Subordination is intended to enhance the likelihood of the timely receipt by the senior certificateholders of their proportionate share of scheduled monthly principal and interest payments on the related mortgage loans and to protect them from losses. This protection will be effected by:

o the preferential right of the senior certificateholders to receive, prior to any distribution being made in respect of the related subordinated certificates on each distribution date, current distributions on the related mortgage loans of principal and interest due them on each distribution date out of the funds available for distributions on such date;

o the right of such holders to receive future distributions on the mortgage loans that would otherwise have been payable to the holders of subordinated certificates;

o the prior allocation to the subordinated certificates of all or a portion of losses realized on the underlying mortgage loans; and/or

o     any other method specified in the prospectus supplement.

Other Types of Credit Enhancement

If so specified in the applicable prospectus supplement, the certificates of any series, or any one or more classes of a series, may, in addition to or in lieu of subordination, be entitled to the benefits of one or more of the following types of credit enhancement:

o   limited guarantee         o   letter of credit

o   financial guaranty        o   reserve fund

o   insurance policy          o   cross-collateralization

o   surety bond               o   overcollateralization

o   mortgage pool insurance   o   excess interest
          policy

"Description of the Certificates--Other Credit Enhancement."

PERIODIC ADVANCES ON DELINQUENT PAYMENTS

In the event that a payment on a mortgage loan is delinquent, the servicer of the mortgage loan will be obligated, to the extent specified in the servicing agreement, to make cash advances if the servicer determines that it will be able to recover such amounts from future payments and collections on the mortgage loan. A servicer who makes periodic advances will be reimbursed for these as described in this prospectus and in the applicable prospectus supplement. If the servicer fails to make a required principal or interest advance, the master servicer or trustee will be required to make these advances from its own funds, unless such party determines that it will not be able to recover those amounts from future payments and collections on the mortgage loans.

See "Servicing of the Mortgage Loans--Periodic Advances and Limitations
Thereon."

FORMS OF CERTIFICATES

The certificates will be issued either:

o     in book-entry form through the facilities of DTC; or

o     in fully registered, certificated form.

If you own book-entry certificates, you will not receive a physical certificate representing your ownership interest in such book-entry certificates, except under extraordinary circumstances which are discussed in "Description of the Certificates--Definitive Form" in this prospectus. Instead, DTC will effect payments and transfers by means of its electronic record keeping services, acting through certain participating organizations. This may result in certain delays in your receipt of distributions and may restrict your ability to pledge your securities. Your rights with respect to book-entry certificates may generally only be exercised through DTC and its participating organizations.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


See "Description of the Certificates--Book-Entry Form."

OPTIONAL PURCHASE OF CERTAIN MORTGAGE LOANS

If so specified in the prospectus supplement for a series, the depositor may, subject to the terms of the applicable pooling and servicing agreement, purchase from the related trust:

o any defaulted mortgage loan during the periods specified under "The Pooling and Servicing Agreement--Optional Purchases"; and

o any mortgage loan as to which the originator of such Mortgage Loan breached a representation or warranty to the sponsor regarding the characteristics of such mortgage loan.

See   "Pooling and Servicing Agreement--Optional Purchases."

OPTIONAL PURCHASE OF ALL MORTGAGE LOANS AND TERMINATION OF THE TRUST

If so specified in the prospectus supplement with respect to a series, all, but not less than all, of the mortgage loans in the related trust and any property acquired with respect to such mortgage loans may be purchased by the depositor, the sponsor or such other party as is specified in the applicable prospectus supplement. Any such purchase must be made in the manner and at the price specified in such prospectus supplement.

In the event that an election is made to treat the related trust estate or one or more segregated pools of assets in the trust estate as a REMIC, any such purchase will be effected only pursuant to a "qualified liquidation," as defined under Section 860F(a)(4)(A) of the Internal Revenue Code of 1986, as amended.

Exercise of the right of purchase will effect the early retirement of the certificates of that series.

See "Prepayment and Yield Considerations."

ERISA LIMITATIONS

If you are a fiduciary of any employee benefit plan subject to the fiduciary responsibility or prohibited transaction provisions of ERISA, you should carefully review with your own legal advisors whether the purchase or holding of certificates could give rise to a transaction prohibited or otherwise impermissible under ERISA or other similar rules or regulations.

See "ERISA Considerations."

TAX STATUS

The treatment of the certificates for federal income tax purposes will depend on:

o     whether a REMIC election is made with respect to a series of certificates;
      and

o if a REMIC election is made, whether the certificates are regular interests or residual interests.

If one or more REMIC elections are made, certificates that are regular interests generally are treated as newly issued debt instruments of the REMIC and must be accounted for under an accrual method of accounting. Certificates that are residual interests are not treated as debt instruments, but rather must be treated according to the rules prescribed in the Internal Revenue Code for REMIC residual interests, including restrictions on transfer and the reporting of net income or loss of the REMIC, including the possibility of a holder of such certificate having taxable income without a corresponding distribution of cash to pay taxes currently due.

If the certificates represent interests in a grantor trust, beneficial owners of certificates generally are treated as owning an undivided beneficial interest in the mortgage loans that are assets of the trust.

See "Certain Federal Income Tax Consequences."

LEGAL INVESTMENT

The applicable prospectus supplement will specify whether the class or classes of certificates offered will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. If your investment authority is subject to legal restrictions you should consult your own legal advisors to determine whether and to what extent such certificates constitute legal investments for you.

See "Legal Investment" in this prospectus and in the applicable prospectus supplement.
--------------------------------------------------------------------------------

RATING

Certificates of any series will not be offered pursuant to this prospectus and a prospectus supplement unless each offered class is rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization.

o A security rating is not a recommendation to buy, sell or hold the certificates of any series and is subject to revision or withdrawal at any time by the assigning rating agency.

o Ratings do not address the effect of prepayments on the yield you may anticipate when you purchase your certificates.


--------------------------------------------------------------------------------

                                  RISK FACTORS

     You should consider, among other things, the following factors in connection with the purchase of certificates.

Limited Liquidity for Certificates

     The liquidity of your certificates may be limited. You should consider that:

o a secondary market for the certificates of any series may not develop, or if it does, it may not provide you with liquidity of investment, or it may not continue for the life of the certificates of any series;

o the prospectus supplement for any series of certificates may indicate that an underwriter intends to establish a secondary market in such certificates, but no underwriter will be obligated to do so; and

o unless specified in the applicable prospectus supplement, the certificates will not be listed on any securities exchange.

      In addition to these considerations, the secondary market for mortgage-backed securities has experienced periods of illiquidity and may do so in the future. Illiquidity means that there may not be any purchasers for your class of certificates. Although any class of certificates may experience illiquidity, it is more likely that classes of certificates that are more sensitive to prepayment, credit or interest rate risk will experience illiquidity.

Limited Assets for Payment of Certificates

      Except for any related insurance policies and any reserve fund or credit enhancement described in the applicable prospectus supplement:

o mortgage loans included in the related trust estate will be the sole source of payments on the certificates of a series;

o the certificates of any series will not represent an interest in or obligation of the depositor, the sponsor, the master servicer, any servicer, the trustee or any of their affiliates, except for the depositor's limited obligations with respect to certain breaches of its representations and warranties, limited obligations of a servicer with respect to its servicing obligations and limited obligations of the master servicer with respect to its master servicing obligations; and

o neither the certificates of any series nor the related mortgage loans will be guaranteed or insured by any governmental agency or instrumentality, the depositor, the sponsor, the master servicer, any servicer, the trustee, any of their affiliates or any other person.

      Consequently, in the event that payments on the mortgage loans underlying your series of certificates are insufficient or otherwise unavailable to make all payments required on your certificates, there will be no recourse to the depositor, the sponsor, the master servicer, any servicer, the trustee or, except as specified in the applicable prospectus supplement, any other entity.

Certificates May Not Be Appropriate For Certain Individual Investors

      If you are an individual investor who does not have sufficient resources or expertise to evaluate the particular characteristics of a series of certificates, the series of certificates may not be an appropriate investment for you. This may be the case because, among other things:

o if you purchase your certificates at a price other than par, your yield to maturity will be sensitive to the uncertain rate and timing of principal prepayments on the applicable mortgage loans;

o the rate of principal distributions on, and the weighted average life of, the certificates will be sensitive to the uncertain rate and timing of principal prepayments on the applicable mortgage loans and the priority of principal distributions among the classes of certificates of such series, and, as such, the certificates may be inappropriate investments for you if you require a distribution of a particular amount of principal on a specific date or an otherwise predictable stream of distributions;

o you may not be able to reinvest amounts distributed in respect of principal on your certificates (which distributions in general, are expected to be greater during periods of relatively low interest rates) at a rate at least as high as the applicable pass-through rate or your expected yield;

o a secondary market for the certificates may not develop or provide you with liquidity of investment; and

o you must report interest as well as original issue discount, if any, on the accrual method of accounting, even if you are otherwise using the cash method of accounting.

     If you are an individual investor considering the purchase of a certificate of a series, you should carefully consider other risk factors discussed in this prospectus and the applicable prospectus supplement.

Credit Enhancement is Limited in Amount and Coverage

      With respect to each series of certificates, credit enhancement may be provided in limited amounts to cover certain types of losses on the underlying mortgage loans. Credit enhancement will be provided in one or more of the forms referred to in this prospectus, including, but not limited to: subordination of other classes of certificates of the same series; a limited guarantee; a financial guaranty insurance policy; a surety bond; a letter of credit; a pool insurance policy; a special hazard insurance policy; a mortgagor bankruptcy bond; a reserve fund; cross-collateralization; overcollateralization; excess interest; and any combination of the preceding types of credit enhancement. See "Description of the Certificates--Other Credit Enhancement."

     Regardless of the form of credit enhancement provided:

o the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula;

o may provide only very limited coverage as to certain types of losses, and may provide no coverage as to certain other types of losses; and

o all or a portion of the credit enhancement for any series of certificates will generally be permitted to be reduced, terminated or substituted for, in the sole discretion of the master servicer, if each applicable rating agency indicates that the then-current ratings will not be adversely affected.

      In the event losses exceed the amount of coverage provided by any credit enhancement or losses of a type not covered by any credit enhancement occur, such losses will be borne by the holders of the related certificates (or certain classes).

      None of the depositor, the sponsor, the master servicer, any servicer, nor any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any class of certificates.

      See "Description of the Certificates--Other Credit Enhancement."

The Ratings of Your Certificates May Be Lowered or Withdrawn Which May Adversely Affect the Liquidity or Market Value of Your Certificates

      It is a condition to the issuance of the certificates of a series offered by a prospectus supplement that the certificates be rated in one of the four highest rating categories by a nationally recognized statistical rating agency. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any certificate, and accordingly, there can be no assurance to you that the ratings assigned to any certificate on the date on which the certificate is originally issued will not be lowered or withdrawn by a rating agency at any time thereafter. The rating(s) of any series of certificates by any applicable rating agency may be lowered following the initial issuance of the certificates as a result of the downgrading of the obligations of any applicable credit support provider, or as a result of losses on the related mortgage loans in excess of the levels contemplated by the rating agency at the time of its initial rating analysis. Neither the depositor nor the sponsor nor any of their respective affiliates will have any obligation to replace or supplement any credit support, or to take any other action to maintain any rating(s) of any series of certificates. If any rating is revised or withdrawn, the liquidity or the market value of your certificate may be adversely affected.

Real Estate Market Conditions Affect Mortgage Loan Performance

      An investment in securities such as the certificates, which generally represent interests in pools of residential mortgage loans, may be affected by a decline in real estate values and changes in the mortgagor's financial condition. There is no assurance that the values of the mortgaged properties securing the mortgage loans underlying any series of certificates have remained or will remain at their levels on the dates of origination of the related mortgage loans.

      If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the mortgage loans contained in a particular trust estate and any secondary financing on the mortgaged properties, become equal to or greater than the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry and those experienced in Wells Fargo Bank, N.A.'s or other servicers' servicing portfolios.

      To the extent that losses on mortgage loans underlying a series are not covered by credit enhancement, certificateholders of the series will bear all risk of loss resulting from default by mortgagors and will have to look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest on the defaulted mortgage loans. See "The Trusts Estates--Mortgage Loans" and "The Sponsor's Mortgage Loan Programs--Mortgage Loan Underwriting."

Geographic Concentration May Increase Rates of Loss and Delinquency

      In addition to risk factors related to the residential real estate market generally, certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets or be directly or indirectly affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. Mortgage loans in such areas will experience higher rates of loss and delinquency than on mortgage loans generally. Although mortgaged properties located in certain identified flood zones will be required to be covered, to the maximum extent available, by flood insurance, as described under "Servicing of the Mortgage Loans--Insurance Policies," no mortgaged properties will otherwise be required to be insured against earthquake damage or any other loss not covered by standard hazard insurance policies, as described under "Servicing of the Mortgage Loans--Insurance Policies."

      The ability of mortgagors to make payments on the mortgage loans may also be affected by factors which do not necessarily affect property values, such as adverse economic conditions generally, in particular geographic areas or industries, or affecting particular segments of the borrowing community (such as mortgagors relying on commission income and self-employed mortgagors). Such occurrences may accordingly affect the actual rates of delinquencies, foreclosures and losses with respect to any trust estate.

      The mortgage loans underlying certain series of certificates may be concentrated in certain regions. Such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. See "The Sponsor's Mortgage Loan Programs--Mortgage Loan Underwriting."

Rate of Prepayment on Mortgage Loans May Adversely Affect Average Lives and Yields on Certificates

      The yield of the certificates of each series will depend in part on the rate of principal payment on the mortgage loans (including prepayments, liquidations due to defaults and mortgage loan repurchases). Such yield may be adversely affected, depending upon whether a particular certificate is purchased at a premium or a discount, by a higher or lower than anticipated rate of prepayments on the related mortgage loans. In particular:

o the yield on classes of certificates entitling their holders primarily or exclusively to payments of interest, such as interest only certificates, or primarily or exclusively to payments of principal, such as principal only certificates, will be extremely sensitive to the rate of prepayments on the related mortgage loans; and

o the yield on certain classes of certificates may be relatively more sensitive to the rate of prepayment of specified mortgage loans than other classes of certificates.

      The rate of prepayments on mortgage loans is influenced by a number of factors, including:

o     prevailing mortgage market interest rates;

o     local and national economic conditions;

o     homeowner mobility; and

o     the ability of the borrower to obtain refinancing.

      In addition, your yield may be adversely affected by interest shortfalls which may result from the timing of the receipt of prepayments or liquidations to the extent that such interest shortfalls are not covered by aggregate servicing fees or other mechanisms specified in the applicable prospectus supplement. Your yield will be also adversely affected to the extent that losses on the mortgage loans in the related trust estate are allocated to your certificates and may be adversely affected to the extent of unadvanced delinquencies on the mortgage loans in the related trust. Classes of certificates identified in the applicable prospectus supplement as subordinated certificates are more likely to be affected by delinquencies and losses than other classes of certificates.

      If you are purchasing certificates at a discount, and specifically if you are purchasing principal only certificates, you should consider the risk that if principal payments on the mortgage loans, or, in the case of any ratio strip certificates, the related mortgage loans, occur at a rate slower than you expected, your yield will be lower than you expected. Further information relating to yield on those certificates will be included in the applicable prospectus supplement, including a table demonstrating the particular sensitivity of any class of principal only certificates to the rate of prepayments.

      If you are purchasing certificates at a premium, or are purchasing an interest only certificate, you should consider the risk that if principal payments on the mortgage loans or, in the case of any interest only certificates entitled to a portion of interest paid on certain mortgage loans with higher mortgage interest rates, those mortgage loans, occur at a rate faster than you expected, your yield may be lower than you expected. If you are purchasing interest only certificates, you should consider the risk that a rapid rate of principal payments on the applicable mortgage loans could result in your failure to recover your initial investment. Further information relating to yield on those certificates will be included in the applicable prospectus supplement, including, in the case of interest only certificates that are extremely sensitive to principal prepayments, a table demonstrating the particular sensitivity of those interest only certificates to the rate of prepayments.

There Is a Risk that Interest Payments on the Mortgage Loans May Be Insufficient to Pay Interest on Your Certificates

      When a mortgage loan is prepaid in full, the mortgagor pays interest on the amount prepaid only to the date of prepayment. Liquidation proceeds and amounts received in settlement of insurance claims are also likely to include interest only to the time of payment or settlement. When a mortgage loan is prepaid in full or in part, an interest shortfall may result depending on the timing of the receipt of the prepayment and the timing of when those prepayments are passed through to certificateholders. To partially mitigate this reduction in yield, the master servicer is required to cover a portion of the shortfall in interest collections that are attributable to prepayments in full on the mortgage loans, but only up to the amount of compensating interest for such distribution date as described under "Description of the Certificates--Distributions to Certificateholders--Distributions of Interest" in this prospectus. To the extent these shortfalls from the mortgage loans are not covered by the amount of compensating interest or other mechanisms specified in the applicable prospectus supplement, they will be allocated among the classes of interest bearing certificates as described in the applicable prospectus supplement under "Description of the Certificates--Interest." No comparable interest shortfall coverage will be provided by the master servicer for partial prepayments or with respect to liquidations of any mortgage loans. Any interest shortfall arising from partial prepayments or liquidations will be covered by means of the subordination of the rights of subordinate certificateholders or any other credit support arrangements described in this prospectus.

Increase in Index May Adversely Affect Yield on Certain Certificates of a Series

      Certain series of certificates may contain inverse floating rate certificates. If you are purchasing inverse floating rate certificates of a series, you should consider the risk that a high rate of the applicable index may result in a lower actual yield than you expected or a negative yield. In particular, you should consider the risk that high constant rates of the applicable index or high constant prepayment rates on the mortgage loans may result in the failure to recover your initial investment.

      The particular sensitivities of the inverse floating rate certificates are separately displayed in tables in an Appendix to the applicable prospectus supplement.

      See "Prepayment and Yield Considerations" in the applicable prospectus supplement.

Subordination of Super Senior Support Certificates and Subordinated Certificates Increases Risk of Loss

      Certain series of certificates may contain super senior support certificates. If you purchase a class of super senior support certificates of a series, you should consider the risk that after the aggregate principal balance of the subordinated certificates of the series has been reduced to zero, the principal portion of realized losses allocated to the related class of super senior certificates of a series will be borne by your class of super senior support certificates (in addition to the principal portion of realized losses allocated to such class of super senior support certificates) and not by the related class of super senior certificates so long as the principal balance of such class of super senior support certificates remains outstanding. See "Description of the Certificates" in the applicable prospectus supplement.

      The rights of the holders of each class of subordinated certificates of a series to receive distributions will be subordinated to such rights of the holders of the senior certificates of the series and the holders of the lower-numbered classes of subordinated certificates of the series, if any. In addition, realized losses will be allocated to the subordinated certificates of a series in the reverse order in which they are entitled to distributions of principal before being allocated to the senior certificates of a series. Accordingly, if you are purchasing subordinated certificates, you will be more likely to experience losses as a result of the occurrence of losses or interest shortfalls on the mortgage loans of the related series. See "Description of the Certificates" in the applicable prospectus supplement.

There Are Risks Relating to Second Lien Mortgage Loans

      With respect to certain of the mortgage loans of a series, at the time of origination of the first lien mortgage loan, the originator or another lender may have originated a second lien mortgage loan. With respect to mortgage loans that have second lien mortgage loans encumbering the same mortgaged property, foreclosure frequency may be increased relative to mortgage loans that do not have second lien mortgage loans behind them because mortgagors have less equity in the mortgaged property. Investors should also note that any mortgagor may obtain second lien mortgage loans at any time subsequent to the date of origination of their first lien mortgage loan from the originator or from any other lender. See table with the heading "Original Combined Loan-To-Value Ratios" in Appendix A of the prospectus supplement. Information relating to any second lien mortgage loans relating to the mortgage loans for a series will be specified in an appendix to the applicable prospectus supplement containing mortgage loan information for the related series.

Exercise of Rights Under Special Servicing Agreements May Be Adverse to Other Certificateholders

      The pooling and servicing agreement for a series will permit the master servicer at the direction of the depositor to enter into a special servicing agreement with an unaffiliated holder of a class of Class B Certificates or a class of securities representing interests in one or more classes of Class B Certificates and/or other subordinated mortgage pass-through certificates, pursuant to which the holder may instruct the master servicer to instruct the servicer, to the extent provided in the related underlying servicing agreement, to commence or delay foreclosure proceedings with respect to delinquent mortgage loans. This right is intended to permit the holder of a class of certificates that is highly sensitive to losses on the mortgage loans to attempt to mitigate losses by exercising limited power of direction over servicing activities which accelerate or delay realization of losses on the mortgage loans. Such directions may, however, be adverse to the interest of those classes of senior certificates that are more sensitive to prepayments than to losses on the mortgage loans. In particular, accelerating foreclosure will adversely affect the yield to maturity on interest only certificates, while delaying foreclosure will adversely affect the yield to maturity of principal only certificates.

Special Powers of the FDIC in the Event of Insolvency of the Sponsor Could Delay or Reduce Distributions on the Certificates

       The mortgage loans will be originated or acquired by the sponsor, a national bank whose deposits are insured to the applicable limits by the FDIC. If the sponsor becomes insolvent, is in an unsound condition or engages in violations of its bylaws or regulations applicable to it or if similar circumstances occur, the FDIC could act as conservator and, if a receiver were appointed, would act as a receiver for the sponsor. As receiver, the FDIC would have broad powers to:

o require the trust, as assignee of the depositor, to go through an administrative claims procedure to establish its rights to payments collected on the mortgage loans; or

o request a stay of proceedings to liquidate claims or otherwise enforce contractual and legal remedies against the sponsor, or

o repudiate without compensation the sponsor's ongoing master servicing obligations under the related pooling and servicing agreement and the sponsor's ongoing servicing obligations under the applicable underlying servicing agreement, such as its duty to collect and remit payments or otherwise service the mortgage loans.

       If the FDIC were to take any of those actions, distributions on the certificates could be delayed or reduced.

       By statute, the FDIC as conservator or receiver of the sponsor is authorized to repudiate any "contract" of the sponsor upon payment of "actual direct compensatory damages." This authority may be interpreted by the FDIC to permit it to repudiate the transfer of the mortgage loans to the depositor. Under an FDIC regulation, however, the FDIC as conservator or receiver of a bank has stated that it will not reclaim, recover or recharacterize a bank's transfer of financial assets in connection with a securitization or participation, provided that the transfer meets all conditions for sale accounting treatment under generally accepted accounting principles, other than the "legal isolation" condition as it applies to institutions for which the FDIC may be appointed as conservator or receiver, was made for adequate consideration and was not made fraudulently, in contemplation of insolvency, or with the intent to hinder, delay or defraud the bank or its creditors. For purposes of the FDIC regulation, the term securitization means, as relevant, the issuance by a special purpose entity of beneficial interests the most senior class of which at time of issuance is rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category (within either of which there may be sub-categories or gradations indicating relative standing) by one or more nationally recognized statistical rating organizations. A special purpose entity, as the term is used in the regulation, means a trust, corporation, or other entity demonstrably distinct from the insured depository institution that is primarily engaged in acquiring and holding (or transferring to another special purpose entity) financial assets, and in activities related or incidental to these actions, in connection with the issuance by the special purpose entity (or by another special purpose entity that acquires financial assets directly or indirectly from the special purpose entity) of beneficial interests. The transactions contemplated by this prospectus and the applicable prospectus supplement will be structured so that this FDIC regulation should apply to the transfer of the mortgage loans from the sponsor to the depositor.

       If a condition required under the FDIC regulation, or other statutory or regulatory requirement applicable to the transaction, were found not to have been satisfied, the FDIC as conservator or receiver might refuse to recognize the sponsor's transfer of the mortgage loans to the depositor. In that event the depositor could be limited to seeking recovery based upon its security interest in the mortgage loans. The FDIC's statutory authority has been interpreted by the FDIC and at least one court to permit the repudiation of a security interest upon payment of actual direct compensatory damages measured as of the date of conservatorship or receivership. These damages do not include damages for lost profits or opportunity, and no damages would be paid for the period between the date of conservatorship or receivership and the date of repudiation. The FDIC could delay its decision whether to recognize the sponsor's transfer of the mortgage loans for a reasonable period following its appointment as conservator or receiver for the sponsor. If the FDIC were to refuse to recognize the sponsor's transfer of the mortgage loans, distributions on the certificates could be delayed or reduced.

       If the FDIC acted as receiver for the sponsor after the sponsor's insolvency, the FDIC could prevent the termination of the sponsor as a master servicer or servicer of the mortgage loans of a series, even if a contractual basis for termination exists. This inability to terminate the sponsor as a master servicer or servicer could result in a delay or possibly a reduction in distributions on the certificates of a series to the extent the sponsor, as master servicer or servicer, received by did not remit to the mortgage loan collections before the date of insolvency or if the sponsor failed to make any required advances.

Insolvency of the Depositor May Delay or Reduce Collections on Mortgage Loans

      Neither the United States Bankruptcy Code nor similar applicable state laws prohibit the depositor from filing a voluntary application for relief under these laws. However, the transactions contemplated by this prospectus and the applicable prospectus supplement will be structured so that the voluntary or involuntary application for relief under the bankruptcy laws by the depositor is unlikely. The depositor is a separate, limited purpose subsidiary, the certificate of incorporation of which contains limitations on the nature of the depositor's business, including the ability to incur debt other than debt associated with the transactions contemplated by this prospectus, and restrictions on the ability of the depositor to commence voluntary or involuntary cases or proceedings under bankruptcy laws without the prior unanimous affirmative vote of all its directors (who are required to consider the interests of the depositor's creditors, rather than the depositor's stockholders in connection the filing of a voluntary application for relief under applicable insolvency laws). Further, the transfer of the mortgage loans to the related trust will be structured so that the trustee has no recourse to the depositor, other than for breaches or representations and warranties about the mortgage loans.

      If the depositor were to become the subject of a proceeding under the bankruptcy laws, a court could conclude that the transfer of the mortgage loans from the depositor to the trust should not be characterized as an absolute transfer, and accordingly, that the mortgage loans should be included as part of the depositor's estate. Under these circumstances, the bankruptcy proceeding could delay or reduce distributions on the certificates. In addition, a bankruptcy proceeding could result in the temporary disruption of distributions on the certificates of a series.

Book-Entry Certificates May Experience Decreased Liquidity and Payment Delay

      Since transactions in the classes of book-entry certificates of any series generally can be effected only through DTC, DTC participants and indirect DTC participants:

o your ability to pledge book-entry certificates to someone who does not participate in the DTC system, or to otherwise act with respect to such book-entry certificates, may be limited due to the lack of a physical certificate;

o you may experience delays in your receipt of payments on book-entry certificates because distributions will be made by the master servicer, or a paying agent on behalf of the master servicer, to Cede, as nominee for DTC;

o you may experience delays in your receipt of payments on book-entry certificates in the event of misapplication of payments by DTC, DTC participants or indirect DTC participants or bankruptcy or insolvency of those entities and your recourse will be limited to your remedies against those entities; and

o the liquidity of book-entry certificates in any secondary trading market that may develop may be limited because investors may be unwilling to purchase securities for which they cannot obtain delivery of physical certificates.

      See "Description of the Certificates--Book-Entry Form."

Cash Flow Agreements and External Credit Enhancements are Subject to Third Party Risk

      The assets of a trust estate may, if specified in the applicable prospectus supplement, include agreements, such as interest rate swap, cap, floor or similar agreements, which will require the provider of such instrument or counterparty to make payments to the trust estate under the circumstances described in the prospectus supplement. To the extent that payments on the certificates of the related series depend in part on payments to be received under this type of agreement, the ability of the trust estate to make payments on the certificates will be subject to the credit risk of the counterparty.

      In addition, the ratings assigned to the certificates of a series may depend in part on the ratings assigned to the provider of certain types of external credit enhancement, such as a mortgage pool insurance policy, surety bond, financial guaranty insurance policy or limited guarantee. Any reduction in the ratings assigned to the provider of one of these types of external credit enhancement could result in the reduction of the ratings assigned to the certificates of the series. A reduction in the ratings assigned to the certificates of a series is likely to affect adversely the liquidity and market value of the certificates.

      See "The Trust Estates--Cash Flow Agreements" and "Description of the Certificates--Other Credit Enhancement" herein.

Servicing Transfer Following Event of Default May Result in Payment Delays or Losses

      Following the occurrence of an event of default under a pooling and servicing agreement or underlying servicing agreement, the trustee for the related series may, in its discretion or pursuant to direction from certificateholders, remove the defaulting master servicer or servicer, as applicable, and succeed to its responsibilities, or may petition a court to appoint a successor master servicer or servicer. The trustee or the successor master servicer or servicer will be entitled to reimbursement of its costs of effecting the servicing transfer from the predecessor master servicer or servicer, or from the assets of the related trust if the predecessor fails to pay. In the event that reimbursement to the trustee or the successor master servicer or servicer is made from trust assets, the resulting shortfall will be borne by holders of the related certificates. In addition, during the pendency of a servicing transfer or for some time thereafter, mortgagors of the related mortgage loans may delay making their monthly payments or may inadvertently continue making payments to the predecessor servicer, potentially resulting in delays in distributions on the related certificates.

Consumer Protection Laws May Limit Remedies

      There are various federal and state laws, public policies and principles of equity that protect consumers. Among other things, these laws, policies and principles:

o     regulate interest rates and other charges;

o     require certain disclosures;

o     require licensing of mortgage loan originators;

o require the lender to provide credit counseling and/or make affirmative determinations regarding the borrower's ability to repay the mortgage loan;

o     prohibit discriminatory lending practices;

o limit or prohibit certain mortgage loan features, such as prepayment penalties or balloon payments;

o     regulate the use of consumer credit information; and

o     regulate debt collection practices.

      Violation of certain provisions of these laws, policies and principles:

o may limit a servicer's ability to collect all or part of the principal of or interest on the mortgage loans;

o     may entitle the borrower to a refund of amounts previously paid; and

o     could subject a servicer to damages and administrative sanctions.

      The depositor will generally be required to repurchase any mortgage loan which, at the time of origination, did not comply with such federal and state laws or regulations, however that remedy may not be adequate to fully compensate the related trust estate. In addition, the sponsor will be required to pay to the depositor, and the depositor will be required to pay to the applicable trust, any costs or damages incurred by the related trust as a result of a violation of these laws or regulations. See "The Pooling and Servicing Agreement--Representations and Warranties."

      See "Certain Legal Aspects of the Mortgage Loans."

                                THE TRUST ESTATES

General

      The assets underlying each Series of Certificates (each, a "Trust Estate") will consist primarily of fixed or adjustable interest rate, first mortgage loans ("Mortgage Loans") evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or other instruments creating first liens (the "Mortgages") on some or all of the following five types of property (as so secured, the "Mortgaged Properties"), to the extent set forth in the applicable prospectus supplement: (i) one- to four-family detached residences, (ii) condominium units, (iii) units within planned unit developments, (iv) long-term leases with respect to any of the foregoing, and (v) shares issued by private non-profit housing corporations ("Cooperatives") and the related proprietary leases or occupancy agreements granting exclusive rights to occupy specified units in such Cooperatives' buildings. In addition, a Trust Estate will also include (i) amounts held from time to time in the related Certificate Account,
(ii) any primary mortgage insurance, hazard insurance, title insurance or other insurance policies relating to a Mortgage Loan, (iii) any property which initially secured a Mortgage Loan and which has been acquired by foreclosure or trustee's sale or deed in lieu of foreclosure or trustee's sale, (iv) if applicable, and to the extent set forth in the applicable prospectus supplement, any reserve fund or funds, (v) if applicable, and to the extent set forth in the applicable prospectus supplement, contractual obligations of any person to make payments in respect of any form of credit enhancement or any interest subsidy agreement and (vi) such other assets as may be specified in the applicable prospectus supplement. The Trust Estate will not include the portion of interest on the Mortgage Loans which constitutes the Fixed Retained Yield, if any. See "Servicing of the Mortgage Loans--Fixed Retained Yield, Servicing Compensation and Payment of Expenses."

Mortgage Loans

      The Mortgage Loans will have been acquired by the Depositor from the Sponsor. The Mortgage Loans will have been originated by the Sponsor or will have been acquired by the Sponsor from other affiliated or unaffiliated mortgage loan originators. Each Mortgage Loan will have been underwritten either to the Sponsor's standards as set forth herein, or to such other standards set forth in the applicable prospectus supplement. See "The Sponsor's Mortgage Loan Programs--Mortgage Loan Production Sources" and "--Mortgage Loan Underwriting." The prospectus supplement for each Series will set forth the respective number and principal amounts of Mortgage Loans (i) originated by the Sponsor or its affiliates and (ii) purchased by the Sponsor or its affiliates from unaffiliated mortgage loan originators through the Sponsor's mortgage loan purchase programs. If any originator or group of affiliated originators, apart from the Sponsor and its affiliates, originated 10% or more of the aggregate principal balance of the Mortgage Loans in a Trust Estate, the applicable prospectus supplement will disclose the identity of the originator and, if such originator or group of affiliated originators originated 20% or more of the aggregate principal balance of the Mortgage Loans, the applicable prospectus supplement will provide information about the originator's form of organization and, to the extent material, a description of the originator's origination program and how long it has been engaged in originating mortgage loans of the same type.

      Each of the Mortgage Loans will be secured by a Mortgage on a Mortgaged Property located in any of the 50 states, the District of Columbia or the territories of the United States. Generally, the land underlying a Mortgaged Property will consist of five acres or less but may consist of greater acreage in the Sponsor's discretion. The borrowers for each of the Mortgage Loans will be natural persons or, under certain conditions, borrowers may be inter vivos revocable trusts established by natural persons.

      If specified in the applicable prospectus supplement, the Mortgage Loans may be secured by leases on real property under circumstances that the Sponsor determines in its discretion are commonly acceptable to institutional mortgage investors. A Mortgage Loan secured by a lease on real property is secured not by a fee simple interest in the Mortgaged Property but rather by a lease under which the mortgagor has the right, for a specified term, to use the related real estate and the residential dwelling located on the property. Generally, a Mortgage Loan will be secured by a lease only if (i) the use of leasehold estates as security for mortgage loans is customary in the area, (ii) the lease is not subject to any prior lien that could result in termination of the lease and (iii) the term of the lease ends at least five years beyond the maturity date of the related Mortgage Loan. The provisions of each lease securing a Mortgage Loan will expressly permit (i) mortgaging of the leasehold estate, (ii) assignment of the lease without the lessor's consent and (iii) acquisition by the holder of the Mortgage, in its own or its nominee's name, of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure, unless alternative arrangements provide the holder of the Mortgage with substantially similar protections. No lease will contain provisions which (i) provide for termination upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default,
(ii) provide for termination in the event of damage or destruction as long as the Mortgage is in existence or (iii) prohibit the holder of the Mortgage from being insured under the hazard insurance policy or policies related to the premises.

      The prospectus supplement will set forth certain information, as of the Cut-off Date or another specified date, to the extent known to the Depositor, detailing information about the Mortgage Loans in the Trust Estate including:
(i) the geographic distribution of Mortgaged Properties, (ii) the number and aggregate unpaid principal balances of the Mortgage Loans by category of Mortgaged Property, (iii) the number and aggregate unpaid principal balances of the Mortgage Loans by remaining terms to maturity and the range and weighted average of remaining terms to maturity of the Mortgage Loans, (iv) the earliest and latest months of origination and the latest maturity date of the Mortgage Loans and the number and aggregate unpaid principal balances of the Mortgage Loans by year of origination, (v) the range and weighted average of current Mortgage Interest Rates borne by the Mortgage Loans and the number and aggregate unpaid principal balances of the Mortgage Loans by range of current Mortgage Interest Rates, (vi) if such Mortgage Loans have varying Net Mortgage Interest Rates, the weighted average Net Mortgage Interest Rate of the Mortgage Loans,
(vii) the range and weighted average of Loan-to-Value Ratios and combined Loan-to-Value Ratios at the time of origination of the Mortgage Loans and the number and aggregate unpaid principal balances of the Mortgage Loans by range of Loan-to-Value Ratio and combined Loan-to-Value Ratio at the time of origination of the Mortgage Loans, (viii) the range and weighted average of unpaid principal balances of the Mortgage Loans and the number and aggregate unpaid principal balances of the Mortgage Loans by range of original principal balances, (ix) the number and aggregate unpaid principal balances of the Mortgage Loans by documentation type, (x) the number and aggregate unpaid principal balances of the Mortgage Loans by original FICO Scores for the Mortgage Loans, (xi) the number and aggregate unpaid principal balances of the Mortgage Loans by purpose of each Mortgage Loan, (xii) the number and aggregate unpaid principal balances of the Mortgage Loans by occupancy type for each Mortgage Loan, (xiii) the number and aggregate unpaid principal balances of the Mortgage Loans by debt-to-income ratio at the time of origination of the Mortgage Loans, (xiv) the range of loan age and weighted average loan age of the Mortgage Loans and (xv) if the Trust Estate contains Interest Only Mortgage Loans, the number and aggregate unpaid principal balances of the Interest Only Mortgage Loans and the remaining interest only term and weighted average remaining interest only term for the Interest Only Mortgage Loans in the Trust Estate. If the Mortgage Loans include adjustable-rate Mortgage Loans, the applicable prospectus supplement will also set forth the following additional information: (i) the number and aggregate unpaid principal balances of the Mortgage Loans by range of gross margins, (ii) the number and aggregate unpaid principal balances of the Mortgage Loans by range of rate ceilings and (iii) the number and aggregate unpaid principal balances of the Mortgage Loans by months to first adjustment date.

      The Mortgage Loans in a Trust will generally have monthly payments due on the first of each month (each, a "Due Date") but may, if so specified in the applicable prospectus supplement, have payments due on a different day of each month. Unless specified in the applicable prospectus supplement, monthly payments consisting of both principal and interest will be due on each Mortgage Loan in a Trust. Each Mortgage Loan will be of one of the following types of mortgage loans:

      a. Fixed Rate Loans. If so specified in the applicable prospectus supplement, a Trust Estate may include fixed-rate, fully-amortizing Mortgage Loans providing for level monthly payments of principal and interest and terms at origination or modification of not more than 40 years. If specified in the applicable prospectus supplement, fixed rates on certain Mortgage Loans may be converted to adjustable rates after origination of such Mortgage Loans and upon the satisfaction of other conditions specified in the applicable prospectus supplement. If so specified in the applicable prospectus supplement, the Pooling and Servicing Agreement will require the Depositor or another party identified in the applicable prospectus supplement to repurchase each such converted Mortgage Loan at the price set forth in the applicable prospectus supplement. A Trust Estate containing fixed rate Mortgage Loans may contain convertible Mortgage Loans which have converted from an adjustable interest rate prior to the formation of the Trust Estate and which are subject to no further conversions.

      b. Adjustable Rate Loans. If so specified in the applicable prospectus supplement, a Trust Estate may include adjustable-rate, fully-amortizing Mortgage Loans having an original or modified term to maturity of not more than 40 years with a related Mortgage Interest Rate which generally adjusts initially either six months, one, three, five, seven or ten years subsequent to the initial Due Date, and thereafter at either six-month, one-year or other intervals over the term of the Mortgage Loan to equal the sum of a fixed margin set forth in the related Mortgage Note and an index. The applicable prospectus supplement will set forth the relevant index and the highest, lowest and weighted average margin with respect to the adjustable-rate mortgage loans in the related Trust. Common indices include one-month, three-month, six-month and one-year LIBOR (an average of the interest rate on one-month, three-month, six-month or one-year dollar-denominated deposits traded between banks in London), CMT (weekly or monthly average yields of U.S. treasury short and long-term securities, adjusted to a constant maturity), COFI (an index of the weighted average interest rate paid by savings institutions in Nevada, Arizona and California), MTA (a one-year average of the monthly average yields of U.S. treasury securities) and the Prime Rate (an interest rate charged by banks for short-term loans to their most creditworthy customers). The applicable prospectus supplement will also indicate any initial, periodic or lifetime limitations on changes in any per annum Mortgage Rate at the time of any adjustment.

      If specified in the applicable prospectus supplement, adjustable rates on certain Mortgage Loans may be converted to fixed rates after origination of such Mortgage Loans and upon the satisfaction of the conditions specified in the applicable prospectus supplement. If specified in the applicable prospectus supplement, the Depositor or another party will generally be required to repurchase each such converted Mortgage Loan at the price set forth in the applicable prospectus supplement. A Trust Estate containing adjustable-rate Mortgage Loans may contain convertible Mortgage Loans which have converted from a fixed interest rate prior to the formation of the Trust Estate.

      If so specified in the applicable prospectus supplement, a Trust Estate may contain adjustable-rate Mortgage Loans with original terms to maturity of not more than 40 years and flexible payment options ("Option ARM Mortgage Loans"). The initial required monthly payment is fully amortizing based on the initial mortgage interest rate (which may be a rate that is less than the sum of the applicable index at origination and the gross margin specified in the related Mortgage). After an introductory period of a few months, the borrower may select from up to three payment options each month: (i) a monthly payment of principal and interest sufficient to fully amortize the mortgage loan based on the remaining scheduled term of the loan, (ii) an interest only payment that would cover solely the amount of interest that accrued during the previous month (this option is only available if it would exceed the minimum payment option for the month), or (iii) a minimum payment equal to either (a) the initial monthly payment, (b) the monthly payment as of the most recent annual adjustment date, or (c) the monthly payment as of the most recent automatic adjustment, whichever is most recent. The minimum payment adjusts annually after the first payment date but is subject to a payment cap which limits any increase or decrease to no more than a specified percentage (the "Payment Cap") of the previous year's minimum payment amount. In addition, the minimum payment is subject to an automatic adjustment every five years or if the outstanding principal balance of the mortgage loan exceeds a specified percentage of the original principal balance, in each case without regard to the Payment Cap limitation. On each annual adjustment date and in the event of an automatic adjustment, the minimum monthly payment is adjusted to an amount sufficient to fully amortize the mortgage loan based on the then-current mortgage interest rate and remaining scheduled term of the loan, unless, in the case of an annual adjustment, the monthly payment is restricted by the Payment Cap limitation, in which case the monthly payment is adjusted by the Payment Cap. A minimum payment may not cover the amount of interest accrued during a month and may not pay down any principal. Any interest not covered by a monthly payment ("Deferred Interest") will be added to the principal balance of the Mortgage Loan. This is called "negative amortization" and results in an increase in the amount of principal the borrower owes. Interest will then accrue on this new larger principal balance. The index for an Option ARM Mortgage Loan will be determined monthly or at other less frequent intervals specified in the applicable prospectus supplement.

      c. Interest Only Mortgage Loans. If so specified in the applicable prospectus supplement, a Trust Estate may contain (i) Mortgage Loans having an original term to maturity of not more than 40 years with a Mortgage Interest Rate which adjusts initially either six months, one, three, five, seven or ten years subsequent to the initial payment date, and thereafter at six-month, one-year or other intervals (with corresponding adjustments in the amount of monthly payments) over the term of the mortgage loan to equal the sum of the related gross margin and index, and providing for monthly payments of interest only prior to the date specified in the related Mortgage Note and monthly payments of principal and interest after the date specified in the related Mortgage Note sufficient to fully-amortize the Mortgage Loans over their remaining terms to maturity ("Adjustable-Rate Interest Only Mortgage Loans") or
(ii) fixed-rate, fully-amortizing Mortgage Loans having an original term to maturity of not more than 40 years providing for monthly payments of interest only prior to a date specified in the Mortgage Note and monthly payments of principal and interest after such date sufficient to fully-amortize the Mortgage Loans over their remaining terms to maturity ("Fixed Rate Interest Only Mortgage Loans" and, together with Adjustable-Rate Interest Only Mortgage Loans, "Interest Only Mortgage Loans").

      d. Graduated Payment Loans. If so specified in the applicable prospectus supplement, a Trust Estate may contain fixed-rate, graduated payment Mortgage Loans having original or modified terms to maturity of not more than 40 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the Mortgage Rate on such Mortgage Loan. Such monthly payments increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year specified thereafter to the extent necessary to amortize the Mortgage Loan over the remainder of its term or other shorter period. Mortgage Loans incorporating such graduated payment features may include
(i) "Graduated Pay Mortgage Loans," pursuant to which amounts constituting Deferred Interest are added to the principal balances of such mortgage loans,
(ii) "Tiered Payment Mortgage Loans," pursuant to which, if the amount of interest accrued in any month exceeds the current scheduled payment for such month, such excess amounts are paid from a subsidy account (usually funded by a home builder or family member) established at closing and (iii) "Growing Equity Mortgage Loans," for which the monthly payments increase at a rate which has the effect of amortizing the loan over a period shorter than the stated term.

      e. Subsidy Loans. If so specified in the applicable prospectus supplement, a Trust Estate may contain Mortgage Loans subject to temporary interest subsidy agreements ("Subsidy Loans") pursuant to which the monthly payments made by the related mortgagors will be less than the scheduled monthly payments on such Mortgage Loans with the present value of the resulting difference in payment ("Subsidy Payments") being provided by the employer of the mortgagor, generally on an annual or quarterly basis. Subsidy Payments will generally be placed in a custodial account ("Subsidy Account") by the related Servicer. Despite the existence of a subsidy program, a mortgagor remains primarily liable for making all scheduled payments on a Subsidy Loan and for all other obligations provided for in the related Mortgage Note and Mortgage Loan.

      The terms of the subsidy agreements relating to Subsidy Loans generally range from one to ten years. Subsidy Loans are offered by employers generally through either a "graduated" or "fixed" subsidy loan program, or programs that combine features of graduated and fixed subsidy loan programs. The subsidy agreements relating to Subsidy Loans made under a graduated program generally will provide for subsidy payments that result in effective subsidized interest rates between three percentage points (3%) and five percentage points (5%) below the Mortgage

Interest Rates specified in the related Mortgage Notes during the term of the subsidy agreement. Generally, under a graduated program, the subsidized rate for a Mortgage Loan will increase approximately one percentage point per year until it equals the full Mortgage Interest Rate. For example, if the initial subsidized interest rate is five percentage points below the Mortgage Interest Rate in year one, the subsidized rate will increase to four percentage points below the Mortgage Interest Rate in year two, and likewise until year six, when the subsidized rate will equal the Mortgage Interest Rate. Where the subsidy agreements relating to Subsidy Loans are in effect for longer than five years, the subsidized interest rates generally increase at smaller percentage increments for each year. The subsidy agreements relating to Subsidy Loans made under a fixed program generally will provide for subsidized interest rates at fixed percentages (generally one percentage point to two percentage points) below the Mortgage Interest Rates for the term of the subsidy agreements. The subsidy agreements relating to Subsidy Loans pursuant to combination fixed/graduated programs generally will provide for an initial fixed subsidy of up to five percentage points below the related Mortgage Interest Rate for up to five years, and then a periodic reduction in the subsidy for up to five years, at an equal fixed percentage per year until the subsidized rate equals the Mortgage Interest Rate.

      Generally, employers may terminate subsidy programs in the event of (i) the mortgagor's death, retirement, resignation or termination of employment,
(ii) the full prepayment of the Subsidy Loan by the mortgagor, (iii) the sale or transfer by the mortgagor of the related Mortgaged Property as a result of which the mortgagee is entitled to accelerate the Subsidy Loan pursuant to the "due-on-sale" clause contained in the Mortgage, or (iv) the commencement of foreclosure proceedings or the acceptance of a deed in lieu of foreclosure. In addition, some subsidy programs provide that if prevailing market rates of interest on mortgage loans similar to a Subsidy Loan are less than the Mortgage Interest Rate of such Subsidy Loan, the employer may request that the mortgagor refinance such Subsidy Loan and may terminate the related subsidy agreement if the mortgagor fails to do so. In the event the mortgagor refinances a Subsidy Loan, the new loan will not be included in the Trust Estate. See "Prepayment and Yield Considerations." In the event a subsidy agreement is terminated, the amount remaining in the Subsidy Account will be returned to the employer, and the mortgagor will be obligated to make the full amount of all remaining scheduled payments, if any. The mortgagor's reduced monthly housing expense as a consequence of payments under a subsidy agreement is used by Wells Fargo Bank in determining certain expense-to-income ratios utilized in underwriting a Subsidy Loan. See "The Sponsor's Mortgage Loan Programs--Mortgage Loan Underwriting."

      f. Buy-Down Loans. If so specified in the applicable prospectus supplement, a Trust Estate may contain Mortgage Loans subject to temporary buy-down plans ("Buy-Down Loans") pursuant to which the monthly payments made by the mortgagor during the early years of the Mortgage Loan will be less than the scheduled monthly payments on the Mortgage Loan. The resulting difference in payment will be compensated for from an amount contributed by the seller of the related Mortgaged Property or another source, including the originator of the Mortgage Loan (generally on a present value basis) and placed in a custodial account (the "Buy-Down Fund") by the related Servicer. If the mortgagor on a Buy-Down Loan prepays such Mortgage Loan in its entirety, or defaults on such Mortgage Loan and the Mortgaged Property is sold in liquidation thereof, during the period when the mortgagor is not obligated, on account of the buy-down plan, to pay the full monthly payment otherwise due on such loan, the unpaid principal balance of such Buy-Down Loan will be reduced by the amounts remaining in the Buy-Down Fund with respect to such Buy-Down Loan, and such amounts will be deposited in the Servicer Custodial Account or the Certificate Account, net of any amounts paid with respect to such Buy-Down Loan by any insurer, guarantor or other person pursuant to a credit enhancement arrangement described in the applicable prospectus supplement.

      g. Balloon Loans. If so specified in the applicable prospectus supplement, a Trust Estate may contain Mortgage Loans which are amortized over a fixed period not exceeding 40 years but which have shorter terms to maturity ("Balloon Loans") that causes the outstanding principal balance of the related Mortgage Loan to be due and payable at the end of a certain specified period (the "Balloon Period"). The borrower of such Balloon Loan will be obligated to pay the entire outstanding principal balance of the Balloon Loan at the end of the related Balloon Period. In the event the related mortgagor refinances a Balloon Loan at maturity, the new loan will not be included in the Trust Estate. See "Prepayment and Yield Considerations."

      h. Pledged Asset Mortgage Loans. If so specified in the applicable prospectus supplement, a Trust Estate may contain fixed-rate mortgage loans having original terms to stated maturity of not more than 40 years which are either (i) secured by a security interest in additional collateral (normally securities) ("Additional Collateral") owned by the borrower, (ii) supported by a third party guarantee (usually a parent of the borrower) which is in turn secured by a security interest in Additional Collateral (usually securities) owned by such guarantor or (iii) supported by a third party letter of credit ("LOC") (any such loans supported by Additional Collateral, the "Additional Collateral Pledged Asset Mortgage Loans," any such loans supported by LOCs, the "LOC Pledged Asset Mortgage Loans" and together with the Additional Collateral Pledged Asset Mortgage Loans, the "Pledged Asset Mortgage Loans").

      With respect to an Additional Collateral Pledged Asset Mortgage Loan, the amount of the Additional Collateral generally does not exceed 30% of the original principal balance of such Additional Collateral Pledged Asset Mortgage Loan. The requirement to maintain Additional Collateral terminates when the principal balance of an Additional Collateral Pledged Asset Mortgage Loan is paid down to a predetermined amount. The pledge agreement and the security interest in such Additional Collateral will be assigned to the Trustee. It is anticipated that, in the event of a loss upon the liquidation of an Additional Collateral Pledged Asset Mortgage Loan, Merrill Lynch Credit Corporation, which will administer the Additional Collateral, will attempt to realize on the related security interest. No assurance can be given as to the amount of proceeds, if any, that might be realized from such Additional Collateral. In no event will the Trust Estate be permitted to acquire ownership of the Additional Collateral. Ambac Assurance Corporation (the "Surety Bond Provider") has previously issued a limited purpose surety bond (the "Limited Purpose Surety Bond"), to cover the Additional Collateral Pledged Asset Mortgage Loans, which is intended to guarantee payment to the Trust Estate of certain shortfalls in the net proceeds realized from the liquidation of any required Additional Collateral (such amount not to exceed 30% of the original principal amount of an Additional Collateral Pledged Asset Mortgage Loan) to the extent any such shortfall results in a loss of principal on an Additional Collateral Pledged Asset Mortgage Loan upon liquidation. The Limited Purpose Surety Bond will not cover any payments on the Certificates of the related Servicer that are recoverable or sought to be recovered as voidable preferences under applicable law. Although the Limited Purpose Surety Bond is limited in amount (the "Maximum Amount"), the Depositor has been advised by the Surety Bond Provider that the Maximum Amount is, and will be, sufficient to cover all potential claims on behalf of the Trust Estate with respect to the Additional Collateral securing an Additional Collateral Pledged Asset Mortgage Loan and on behalf of other assignees of additional collateral securing similar mortgage loans covered by such Limited Purpose Surety Bond.

      In connection with each LOC Pledged Asset Mortgage Loan, the borrower pledged securities it owns to UBS Financial Services Inc. as security for an LOC issued by UBS Financial Services Inc. in favor of Wells Fargo Bank, as originator of such Mortgage Loan. The amount of pledged securities which can be drawn under each LOC (the "Pledged Value") is generally equal to at least 20% of the purchase price or appraised value of the Mortgaged Property (whichever is less). The Pledged Value may be reduced by the amount of the borrower's equity in the property or any down payment made by such borrower. Pursuant to an agreement between the borrower and Wells Fargo Bank, in the event that the borrower becomes ninety days or more delinquent on an LOC Pledged Asset Mortgage Loan, Wells Fargo Bank will have the right, at its option, to draw on all or a portion of the LOC for an amount up to the LOC's Pledged Value. Wells Fargo Bank, as Servicer, may then, at its discretion, either (i) immediately apply the proceeds from drawing on the LOC as a curtailment or partial prepayment of the unpaid principal balance of the LOC Pledged Asset Mortgage Loan or (ii) apply the proceeds from drawing on the LOC at a later date in accordance with Wells Fargo Bank's default and servicing procedures. With respect to some of the LOC Pledged Asset Mortgage Loans, on the Closing Date, Wells Fargo Bank will assign its right to receive the proceeds of the LOCs to the Depositor, which in turn, will assign such right to the Trust. However, Wells Fargo Bank will remain the beneficiary of the LOCs. Wells Fargo Bank will agree in the Underlying Servicing Agreement to make all draws on the LOCs in accordance with their terms on behalf of the Trust. This obligation will continue even if Wells Fargo Bank is no longer the Servicer of the LOC Pledged Asset Mortgage Loans. With respect to the remaining LOC Pledged Asset Mortgage Loans, on the Closing Date, Wells Fargo Bank will assign the LOCs to the Depositor, which, in turn, will assign the LOCs to the Trust which will become the beneficiary thereunder. For these LOC Pledged Asset Mortgage Loans, Wells Fargo Bank (and any successor Servicer) will agree in the Underlying Servicing Agreement to make claims on the LOCs in accordance with their terms on behalf of the Trust. No assurance can be given as to the amount of proceeds, if any, that might be realized from an LOC related to an LOC Pledged Asset Mortgage Loan. The Trust will not have any interest in the securities which a borrower has pledged to UBS Financial Services Inc. in connection with any LOC Pledged Asset Mortgage Loan.

Cash Flow Agreements

      General

      If specified in the prospectus supplement, the Trust Estate may include guaranteed investment contracts pursuant to which moneys held in the accounts established for the related Series of Certificates will be invested at a specified rate. The Trust Estate may also include certain other agreements, such as interest rate exchange or swap agreements, interest rate cap or floor agreements (also called yield maintenance agreements), or similar agreements provided to reduce the effects of interest rate fluctuations on the assets or on one or more Classes of Certificates. The material terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments and provisions thereunder relating to the termination of the Cash Flow Agreement, will be described in the prospectus supplement for the related Series of Certificates. In addition, the prospectus supplement for the related Series of Certificates will provide descriptive and financial information about any counterparty under a Cash Flow Agreement whose maximum probable exposure under the Cash Flow Agreement is a significant percentage of the Certificates for a Series (if the Cash Flow Agreement relates to all of the Certificates of such Series) or particular Certificates of a Series (if the Cash Flow Agreement relates to particular Certificates for such Series). Copies of the Cash Flow Agreement, if any, relating to a series of Certificates will be filed with the SEC as an exhibit to a Current Report on Form 8-K.

      Yield Maintenance Agreements

      If specified in the applicable prospectus supplement, the Trustee (or other party specified in the applicable prospectus supplement) on behalf of the Trust will enter into one or more yield maintenance agreements in order to support the yield of one or more Classes of Certificates. Generally, if one-month LIBOR or another index specified in the applicable prospectus supplement exceeds a percentage for a particular date specified in the applicable prospectus supplement, the counterparty to the yield maintenance agreement will be required to pay to the Trustee (or other party specified in the applicable prospectus supplement) an amount equal to that excess multiplied by a notional amount or the principal balance or balances of one or more Classes of Certificates multiplied by one-twelfth. This amount may be adjusted to reflect the actual number of days in the Interest Accrual Period for the related Class or Classes of Certificates and will be paid to the Class or Classes of Certificates as specified in the applicable prospectus supplement.

      Interest Rate Swap Agreements

      If specified in the applicable prospectus supplement, the Trustee (or other party specified in the applicable prospectus supplement) on behalf of the Trust will enter into an interest rate swap agreement to cover certain shortfalls on one or more Classes of Certificates. Under the swap agreement, the Trust will be obligated to pay an amount equal to a certain percentage of a notional amount set forth in the applicable prospectus supplement to the counterparty and the Trust will be entitled to receive an amount equal to one-month LIBOR or another index specified in the applicable prospectus supplement on the notional amount from the counterparty, until the interest rate swap agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party. In the event that the Trust is required to make a payment to the counterparty, that payment will be paid on the related Distribution Date prior to distributions to Certificateholders. Generally, any payments received from the counterparty by the Trust will be distributed to cover certain shortfalls as set forth in the applicable prospectus supplement.

      If specified in the applicable prospectus supplement, the Trustee (or other party specified in the applicable prospectus supplement) on behalf of the Trust will enter into one or more interest rate swap agreements to cover any shortfalls on one or more Classes of Certificates in the event those Certificates are auctioned to third-party investors on a date specified in the applicable prospectus supplement and the proceeds from the auction are less than the outstanding principal balance of the applicable Class or Classes of Certificates plus any accrued and unpaid interest. In the event the proceeds from the auction are greater than the outstanding principal balance of the applicable Class or Classes of Certificates plus any accrued and unpaid interest, this excess will be paid to the counterparty or counterparties under the interest rate swap agreement(s).

                                   THE SPONSOR

      Wells Fargo Bank, N.A. ("Wells Fargo Bank") will be the sponsor (the "Sponsor") of each Series of Certificates. Wells Fargo Bank will also be the Master Servicer and a Servicer for each Series of Certificates. Wells Fargo Bank is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank. On February 20, 2004, Wells Fargo Bank Minnesota, National Association was merged into Wells Fargo Bank. Wells Fargo Bank Minnesota, National Association was formerly called Norwest Bank Minnesota, National Association. Norwest Bank Minnesota, National Association changed its name to Wells Fargo Bank Minnesota, National Association on July 8, 2000.

      On May 8, 2004, Wells Fargo Home Mortgage, Inc., a wholly-owned subsidiary of Wells Fargo Bank, was merged into Wells Fargo Bank. Wells Fargo Home Mortgage, Inc. was engaged principally in the business of (i) originating, purchasing and selling residential mortgage loans in its own name and through certain of its affiliates (the "Wells Fargo Affiliates") and (ii) servicing residential mortgage loans for its own account or for the account of others. The origination and servicing activities formerly carried on by Wells Fargo Home Mortgage, Inc. are now performed by the Wells Fargo Home Mortgage division of Wells Fargo Bank. Wells Fargo Bank is an approved servicer of Fannie Mae, Freddie Mac and the Government National Mortgage Association. Wells Fargo Bank's principal office is located in San Francisco, California.

      Wells Fargo Bank has sponsored publicly offered securitization transactions since 1996. Wells Fargo Bank and it affiliates have originated residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank and it affiliates have also served as sponsors, issuers, master servicers, servicers and trustees in a wide array of securitization transactions. While Wells Fargo Bank currently does not rely on securitization as a material funding source, the Depositor's securitization programs are a material funding source for Wells Fargo Bank's residential mortgage loan production.

      The Sponsor conducts the securitization of residential mortgage loans originated by it or acquired by it from Correspondents through three securitization programs of the Depositor, which is a wholly-owned subsidiary of the Sponsor. The Depositor's Wells Fargo Mortgage Backed Securities ("WFMBS") program is used to securitize the following types of residential mortgage loans that were originated or acquired by the Sponsor:

      a. Fixed-rate mortgage loans having original terms to maturity of approximately twenty years to approximately forty years, and which mortgage loans were originated pursuant to the Sponsor's underwriting guidelines for "prime" mortgage loans and in connection with the purchases of residences of relocated employees of various corporate employers that participated in the relocation program of Wells Fargo Bank and of various non-participant employers ("Prime 30-Year Fixed-Rate Relocation Loans");

      b. Fixed-rate mortgage loans having original terms to maturity of approximately twenty years to approximately forty years, and which mortgage loans were originated pursuant to the Sponsor's underwriting guidelines for "prime" mortgage loans and which were not originated in connection with any relocation program ("Prime 30-Year Fixed-Rate Non-Relocation Loans");

      c. Fixed-rate mortgage loans having original terms to maturity of approximately ten years to approximately fifteen years, and which mortgage loans were originated pursuant to the Sponsor's underwriting guidelines for "prime" mortgage loans ("Prime 15-Year Fixed-Rate Loans"); and

      d. Adjustable-rate mortgage loans having original terms to maturity of approximately ten to approximately forty years, and which mortgage loans were originated pursuant to the Sponsor's underwriting guidelines for "prime" mortgage loans ("Prime Adjustable-Rate Loans").

      From and including 1996 and through 2004, the Sponsor and its predecessors originated or acquired a total of $[ ] billion of residential mortgage loans, which include the types of mortgage loans listed above as well as other types of residential mortgage loans originated or acquired by the Sponsor. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans originated or acquired by the Sponsor (other than any mortgage loans sold to Fannie Mae, Freddie Mac and Federal Home Loan Banks or mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs) for each of the different "asset types" set forth in the table:


                                                    2002                                 2003                            2004
                                  -------------------------       ------------------------------       -------------------------
                                                  Aggregate                            Aggregate                       Aggregate
                                                   Original                             Original                        Original
                                                  Principal                            Principal                       Principal
                                                  Balance of                           Balance of                      Balance of
Asset Type                         No. of Loans     Loans          No. of Loans          Loans          No. of Loans     Loans
-----------------------------
Prime 30-Year Fixed-Rate
 Relocation Loans
Prime 30-Year Fixed-Rate
Non-Relocation Loans
Prime 15-Year Fixed-Rate
Loans
Prime Adjustable-Rate Loans

      Only Certificates backed by Prime 30-Year Fixed-Rate Relocation Loans, Prime 30-Year Fixed-Rate Non-Relocation Loans, Prime 15-Year Fixed-Rate Loans and Prime Adjustable-Rate Loans are securitized under the Depositor's WFMBS securitization program and will be offered pursuant to this prospectus. The aggregate initial unpaid principal balance of residential mortgage-backed securities publicly issued under the Depositor's WFMBS securitization programs from and including 1996 through June 2005 and backed by the foregoing asset types is $[ ].

      The following table shows the aggregate initial principal balances of residential mortgage-backed securities which have been offered publicly under the Depositor's WFMBS securitization program during each of the years indicated and the total number of issuances of residential mortgage-backed securities which have been offered publicly under the Depositor's WFMBS securitization program for each of the years indicated:

                                                        2002                           2003                           2004
                                               -------------------            -------------------            -------------------
Asset                                           Aggregate Initial              Aggregate Initial              Aggregate Initial
Type                                            Principal Balance              Principal Balance              Principal Balance
------------------------------------------     -------------------            -------------------            -------------------
Prime 30-Year Fixed-Rate Relocation
Loans
Prime 30-Year Fixed-Rate
Non-Relocation Loans
Prime 15-Year Fixed-Rate Loans
Prime Adjustable-Rate Loans
                                                        2002                           2003                           2004
                                               -------------------            -------------------            -------------------
Total Number of Issuances

      Under the Depositor's residential mortgage-backed securitization programs the mortgage loans either are originated by the Sponsor or purchased by the Sponsor or an affiliate of the Sponsor from various entities that originated the mortgage loans to the Sponsor's underwriting standards or other underwriting standards which will be described in the prospectus supplement. See "The Trust Estates-Mortgage Loans" in this prospectus. The Sponsor sells the mortgage loans to the Depositor by means of a mortgage loan purchase agreement between the Sponsor and the Depositor. The Sponsor acts as servicer of some or all of the mortgage loans in each trust created under its securitization program and also acts as master servicer for each such trust, supervising the servicers and performing certain other administrative and reporting duties with respect to each series of certificates.

      See "The Sponsor's Mortgage Loan Programs," "Servicing of the Mortgage Loans" and "The Pooling and Servicing Agreement" for more information about the Sponsor, its securitization programs and underwriting criteria used to originate the Mortgage Loans and its material roles and duties in each securitization.

                      THE SPONSOR'S MORTGAGE LOAN PROGRAMS

Mortgage Loan Production Sources

      Wells Fargo Bank conducts a significant portion of its mortgage loan originations through loan production offices (the "Loan Stores") located throughout all 50 states, the District of Columbia and the territories of the United States. Wells Fargo Bank also conducts a significant portion of its mortgage loan originations through centralized production offices located in Frederick, Maryland and Minneapolis, Minnesota. At the latter locations, Wells Fargo Bank receives applications for home mortgage loans on toll-free telephone numbers that can be called from anywhere in the United States. Wells Fargo Bank also provides information and accepts applications through the internet.

      The following are Wells Fargo Bank's primary sources of mortgage loan originations: (i) direct contact with prospective borrowers (including borrowers with mortgage loans currently serviced by Wells Fargo Bank or borrowers referred by borrowers with mortgage loans currently serviced by Wells Fargo Bank), (ii) referrals by realtors, other real estate professionals and prospective borrowers to the Loan Stores, (iii) referrals from selected corporate clients, (iv) originations by Wells Fargo Bank's Private Mortgage Banking division (including referrals from the private banking group of Wells Fargo Bank and other affiliated banks), which specializes in providing services to individuals meeting certain earnings, liquidity or net worth parameters, (v) several joint ventures into which Wells Fargo Bank, through its wholly owned subsidiary, Wells Fargo Ventures, LLC, has entered with realtors and banking institutions (the "Joint Ventures") and (vi) referrals from mortgage brokers and similar entities. In addition to its own mortgage loan originations, Wells Fargo Bank acquires qualifying mortgage loans from other unaffiliated originators ("Correspondents"). See "--Acquisition of Mortgage Loans from Correspondents" below. The relative contribution of each of these sources to Wells Fargo Bank's origination business, measured by the volume of loans generated, tends to fluctuate over time.

      Wells Fargo Ventures, LLC owns at least a 50% interest in each of the Joint Ventures, with the remaining ownership interest in each being owned by a realtor or a banking institution having significant contact with potential borrowers. Mortgage loans that are originated by Joint Ventures in which Wells Fargo Bank's partners are realtors are generally made to finance the acquisition of properties marketed by such Joint Venture partners. Applications for mortgage loans originated through Joint Ventures are generally taken by Joint Venture employees and underwritten by Wells Fargo Bank in accordance with its standard underwriting criteria. Such mortgage loans are then closed by the Joint Ventures in their own names and subsequently purchased by Wells Fargo Bank or the Wells Fargo Affiliates.

      Wells Fargo Bank may directly contact prospective borrowers (including borrowers with mortgage loans currently serviced by Wells Fargo Bank) through general and targeted solicitations. Such solicitations are made through direct mailings, mortgage loan statement inserts and television, radio and print advertisements and by telephone. Wells Fargo Bank's targeted solicitations may be based on characteristics such as the borrower's mortgage loan interest rate or payment history and the geographic location of the mortgaged property. See "Prepayment and Yield Considerations."

      A majority of Wells Fargo Bank's corporate clients are companies that sponsor relocation programs for their employees and in connection with which Wells Fargo Bank provides mortgage financing. Eligibility for a relocation loan is based, in general, on an employer's providing financial assistance to the relocating employee in connection with a job-required move. Although Subsidy Loans are typically generated through such corporate-sponsored programs, the assistance extended by the employer need not necessarily take the form of a loan subsidy. Not all relocation loans are generated by Wells Fargo Bank through referrals from its corporate clients; some relocation loans are generated as a result of referrals from mortgage brokers and similar entities and others are generated through Wells Fargo Bank's acquisition of mortgage loans from other originators. Also among Wells Fargo Bank's corporate clients are various professional associations. These associations, as well as the other corporate clients, promote the availability of a broad range of Wells Fargo Bank mortgage products to their members or employees, including refinance loans, second-home loans and investment-property loans.

Acquisition of Mortgage Loans from Correspondents

      In order to qualify for participation in Wells Fargo Bank's mortgage loan purchase programs, lending institutions must (i) meet and maintain certain net worth and other financial standards, (ii) demonstrate experience in originating residential mortgage loans, (iii) meet and maintain certain operational standards, (iv) evaluate each loan offered to Wells Fargo Bank for consistency with Wells Fargo Bank's underwriting guidelines or the standards of a pool insurer and represent that each loan was underwritten in accordance with Wells Fargo Bank standards or the standards of a pool insurer and (v) utilize the services of qualified appraisers.

      The contractual arrangements with Correspondents may involve the commitment by Wells Fargo Bank to accept delivery of a certain dollar amount of mortgage loans over a period of time. This commitment may be satisfied either by delivery of mortgage loans one at a time or in multiples as aggregated by the Correspondent. The contractual arrangements with Correspondents may also involve the delegation of all underwriting functions to such Correspondents ("Delegated Underwriting"), which will result in Wells Fargo Bank not performing any underwriting functions prior to acquisition of the loan but instead relying on such originators' representations and, in the case of bulk purchase acquisitions from such Correspondents, Wells Fargo Bank's post-purchase reviews of samplings of mortgage loans acquired from such originators regarding the originators' compliance with Wells Fargo Bank's underwriting standards. In all instances, however, acceptance by Wells Fargo Bank is contingent upon the loans being found to satisfy Wells Fargo Bank's program standards or the standards of a pool insurer. Wells Fargo Bank may also acquire mortgage loans in negotiated transactions under which the mortgage loans may have been originated by the seller or another third party according to underwriting standards that may have varied materially from Wells Fargo Bank's underwriting standards. To the extent that 20% or more of the aggregate principal balance of the Mortgage Loans in a Trust Estate are underwritten by an originator whose underwriting standards vary materially from Wells Fargo Bank's underwriting standards, the applicable prospectus supplement will describe such underwriting standards for such Mortgage Loans.

Mortgage Loan Underwriting

      Wells Fargo Bank Underwriting

      The following is a summary of Wells Fargo Bank's "general" underwriting standards and the substantially less restrictive underwriting criteria applicable to Wells Fargo Bank's "retention program."

      General Standards. Wells Fargo Bank's underwriting standards are applied by or on behalf of Wells Fargo Bank to evaluate the applicant's credit standing and ability to repay the loan, as well as the value and adequacy of the mortgaged property as collateral. The underwriting standards that guide the determination represent a balancing of several factors that may affect the ultimate recovery of the loan amount, including, among others, the amount of the loan, the ratio of the loan amount to the property value (i.e., the lower of the appraised value of the mortgaged property and the purchase price), the borrower's means of support and the borrower's credit history. Wells Fargo Bank's guidelines for underwriting may vary according to the nature of the borrower or the type of loan, since differing characteristics may be perceived as presenting different levels of risk. With respect to certain Mortgage Loans, the originators of such loans may have contracted with unaffiliated third parties to perform the underwriting process. Except as described below, the Mortgage Loans will be underwritten by or on behalf of Wells Fargo Bank generally in accordance with the standards and procedures described herein.

      Wells Fargo Bank supplements the mortgage loan underwriting process with either its own proprietary scoring system or scoring systems developed by third parties such as Freddie Mac's Loan Prospector, Fannie Mae's Desktop Underwriter or scoring systems developed by private mortgage insurance companies. These scoring systems assist Wells Fargo Bank in the mortgage loan approval process by providing consistent, objective measures of borrower credit and certain loan attributes. Such objective measures are then used to evaluate loan applications and assign each application a "Mortgage Score."

      The portion of the Mortgage Score related to borrower credit history is generally based on computer models developed by a third party. These models evaluate information available from three major credit reporting bureaus regarding historical patterns of consumer credit behavior in relation to default experience for similar types of borrower profiles. A particular borrower's credit patterns are then considered in order to derive a "FICO Score" which indicates a level of default probability over a two-year period.

      The Mortgage Score is used to determine the type of underwriting process and which level of underwriter will review the loan file. For transactions which are determined to be low-risk transactions, based upon the Mortgage Score and other parameters (including the mortgage loan production source), the lowest underwriting authority is generally required. For moderate and higher risk transactions, higher level underwriters and a full review of the mortgage file are generally required. Borrowers who have a satisfactory Mortgage Score (based upon the mortgage loan production source) are generally subject to streamlined credit review (which relies on the scoring process for various elements of the underwriting assessments). Such borrowers may also be eligible for a reduced documentation program and are generally permitted a greater latitude in the application of borrower debt-to-income ratios.

      With respect to all mortgage loans underwritten by Wells Fargo Bank, Wells Fargo Bank's underwriting of a mortgage loan may be based on data obtained by parties other than Wells Fargo Bank that are involved at various stages in the mortgage origination or acquisition process. This typically occurs under circumstances in which loans are subject to an alternative approval process, as when Correspondents, certain mortgage brokers or similar entities that have been approved by Wells Fargo Bank to process loans on its behalf, or independent contractors hired by Wells Fargo Bank to perform underwriting services on its behalf ("contract underwriters") make initial determinations as to the consistency of loans with Wells Fargo Bank underwriting guidelines. Wells Fargo Bank may also permit these third parties to utilize scoring systems in connection with their underwriting process. The underwriting of mortgage loans acquired by Wells Fargo Bank pursuant to a Delegated Underwriting arrangement with a Correspondent is not reviewed prior to acquisition of the mortgage loan by Wells Fargo Bank although the mortgage loan file is reviewed by Wells Fargo Bank to confirm that certain documents are included in the file. In addition, in order to be eligible to sell mortgage loans to Wells Fargo Bank pursuant to a Delegated Underwriting arrangement, the originator must meet certain requirements including, among other things, certain quality, operational and financial guidelines. See "--Acquisition of Mortgage Loans from Correspondents" above.

      A prospective borrower applying for a mortgage loan is required to complete a detailed application. The loan application elicits pertinent information about the applicant, with particular emphasis on the applicant's financial health (assets, liabilities, income and expenses), the property being financed and the type of loan desired. A self-employed applicant may be required to submit his or her most recent signed federal income tax returns. With respect to every applicant, credit reports are obtained from commercial reporting services, summarizing the applicant's credit history with merchants and lenders. Generally, significant unfavorable credit information reported by the applicant or a credit reporting agency must be explained by the applicant. The credit review process generally is streamlined for borrowers with a qualifying Mortgage Score.

      Verifications of employment, income, assets or mortgages may be used to supplement the loan application and the credit report in reaching a determination as to the applicant's ability to meet his or her monthly obligations on the proposed mortgage loan, as well as his or her other mortgage payments (if any), living expenses and financial obligations. A mortgage verification involves obtaining information regarding the borrower's payment history with respect to any existing mortgage the applicant may have. This verification is accomplished by either having the present lender complete a verification of mortgage form, evaluating the information on the credit report concerning the applicant's payment history for the existing mortgage, communicating, either verbally or in writing, with the applicant's present lender or analyzing cancelled checks provided by the applicant. Verifications of income, assets or mortgages may be waived under certain programs offered by Wells Fargo Bank, but Wells Fargo Bank's underwriting guidelines require, in most instances, a verbal or written verification of employment to be obtained. In some cases, employment histories may be obtained through third party vendors, that obtains employment data from state unemployment insurance departments or other state agencies. In addition, the loan applicant may be eligible for a loan approval process permitting reduced documentation. The above referenced reduced documentation options and waivers limit the amount of documentation required for an underwriting decision and have the effect of increasing the relative importance of the credit report and the appraisal. Documentation requirements vary based upon a number of factors, including the purpose of the loan, the amount of the loan, the ratio of the loan amount to the property value and the mortgage loan production source. Wells Fargo Bank accepts alternative methods of verification, in those instances where verifications are part of the underwriting decision; for example, salaried income may be substantiated either by means of a form independently prepared and signed by the applicant's employer or by means of the applicant's most recent paystub and/or W-2. Loans underwritten using alternative verification methods are considered by Wells Fargo Bank to have been underwritten with "full documentation." In cases where two or more persons have jointly applied for a mortgage loan, the gross incomes and expenses of all of the applicants, including nonoccupant co-mortgagors, are combined and considered as a unit.

      In general, borrowers applying for loans must demonstrate that the ratio of their total monthly debt to their monthly gross income does not exceed a certain guidelines. Such maximum level guidelines vary depending on a number of factors including Loan-to-Value Ratio, a borrower's credit history, a borrower's liquid net worth, the potential of a borrower for continued employment advancement or income growth, the ability of the borrower to accumulate assets or to devote a greater portion of income to basic needs such as housing expense, a borrower's Mortgage Score and the type of loan for which the borrower is applying. These calculations are based on the amortization schedule and the interest rate of the related loan, with the ratio being computed on the basis of the proposed monthly mortgage payment. In the case of adjustable-rate mortgage loans, the interest rate used to determine a mortgagor's total debt for purposes of such ratio may, in certain cases, be the initial mortgage interest rate or another interest rate, which, in either case, is lower than the sum of the index rate that would have been applicable at origination plus the applicable margin. In evaluating applications for Subsidy Loans and Buy-Down Loans, the ratio is determined by including in the applicant's total monthly debt the proposed monthly mortgage payment reduced by the amount expected to be applied on a monthly basis under the related subsidy agreement or buy-down agreement or, in certain cases, the mortgage payment that would result from an interest rate lower than the Mortgage Interest Rate but higher than the effective rate to the mortgagor as a result of the subsidy agreement or the buy-down agreement. See "The Trust Estates--Mortgage Loans." In the case of the mortgage loans of certain applicants referred by Wells Fargo Bank's Private Mortgage Banking division, qualifying income may be based on an "asset dissipation" approach under which future income is projected from the assumed liquidation of a portion of the applicant's specified assets. In evaluating an application with respect to a "non-owner-occupied" property, which Wells Fargo Bank defines as a property leased to a third party by its owner (as distinct from a "second home," which Wells Fargo Bank defines as an owner-occupied, non-rental property that is not the owner's principal residence), Wells Fargo Bank will include projected rental income net of certain mortgagor obligations and other assumed expenses or loss from such property to be included in the applicant's monthly gross income or total monthly debt in calculating the foregoing ratio. A mortgage loan secured by a two- to four-family Mortgaged Property is considered to be an owner-occupied property if the borrower occupies one of the units; rental income on the other units is generally taken into account in evaluating the borrower's ability to repay the mortgage loan. Wells Fargo permits debt-to-income ratios to exceed guidelines when the applicant has documented compensating factors for exceeding ratio guidelines such as documented excess funds in reserves after closing, a history of making a similar sized monthly debt payment on a timely basis, substantial residual income after monthly obligations are met, evidence that ratios will be reduced shortly after closing when a financed property under contract for sale is sold, or additional income has been verified for one or more applicants that is ineligible for consideration as qualifying income.

      Secondary financing may be provided by Wells Fargo Bank, any of its affiliates or other lenders simultaneously with the origination of the first lien mortgage loan. Wells Fargo Bank or one of its affiliates may provide such secondary financing in the form of a flexible home equity line of credit, the available balance under which may increase on a quarterly basis by one dollar for each dollar applied in payment of the principal balance of the first lien mortgage loan during the preceding quarter (any such loan, a "Home Asset Management[SM] Account Loan"). In addition, the available balance of such line of credit may be eligible for increase on an annual basis by one dollar for each dollar, if any, by which the value of the related Mortgaged Property has increased over the prior year, as determined pursuant to a statistically derived home price index. The payment obligations under both primary and secondary financing are included in the computation of the debt-to-income ratio, and the combined amount of primary and secondary loans will be used to calculate the combined loan-to-value ratio. Wells Fargo Bank does not restrict a borrower from obtaining secondary financing after origination of the first lien mortgage loan.

      Mortgage Loans will not generally have had at origination a Loan-to-Value Ratio in excess of 95%. However, if so specified in the applicable prospectus supplement, Mortgage Loans that had Loan-to-Value Ratios at origination in excess of 95% may be included in the related Trust Estate. The "Loan-to-Value Ratio" is the ratio, expressed as a percentage, of the principal amount of the Mortgage Loan at origination to the lesser of (i) the appraised value of the related Mortgaged Property, as established by an appraisal obtained by the originator generally no more than four months prior to origination (or, with respect to newly constructed properties, no more than twelve months prior to origination), or (ii) the sale price for such property. In some instances, the Loan-to-Value Ratio may be based on an appraisal that was obtained by the originator more than four months prior to origination, provided that (i) an appraisal update is obtained and (ii) the original appraisal was obtained no more than twelve months prior to origination. For the purpose of calculating the Loan-to-Value Ratio of any Mortgage Loan that is the result of the refinancing (including a refinancing for "equity take out" purposes) of an existing mortgage loan, the appraised value of the related Mortgaged Property is generally determined by reference to an appraisal obtained in connection with the origination of the replacement loan. In connection with certain of its mortgage originations, Wells Fargo Bank currently obtains appraisals through Value Information Technology, Inc., an entity jointly owned by Wells Fargo Bank and an unaffiliated third party.

      No assurance can be given that values of the Mortgaged Properties have remained or will remain at the levels which existed on the dates of appraisal (or, where applicable, on the dates of appraisal updates) of the related Mortgage Loans. The appraisal of any Mortgaged Property reflects the individual appraiser's judgment as to value, based on the market values of comparable homes sold within the recent past in comparable nearby locations and on the estimated replacement cost. The appraisal relates both to the land and to the structure; in fact, a significant portion of the appraised value of a Mortgaged Property may be attributable to the value of the land rather than to the residence. Because of the unique locations and special features of certain Mortgaged Properties, identifying comparable properties in nearby locations may be difficult. The appraised values of such Mortgaged Properties will be based to a greater extent on adjustments made by the appraisers to the appraised values of reasonably similar properties rather than on objectively verifiable sales data. If residential real estate values generally or in particular geographic areas decline such that the outstanding balances of the Mortgage Loans and any secondary financing on the Mortgaged Properties in a particular Trust Estate become equal to or greater than the values of the related Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry and those now experienced in Wells Fargo Bank's servicing portfolios. In addition, adverse economic conditions generally, in particular geographic areas or industries, or affecting particular segments of the borrowing community (such as mortgagors relying on commission income and self-employed mortgagors) and other factors which may or may not affect real property values, including the purposes for which the Mortgage Loans were made and the uses of the Mortgaged Properties, may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Trust Estate. See "Prepayment and Yield Considerations--Weighted Average Life of Certificates." To the extent that such losses are not covered by the methods of credit support or the insurance policies described herein, they will be borne by holders of the Certificates of the Series evidencing interests in such Trust Estate.

      Wells Fargo Bank originates mortgage loans with Loan-to-Value Ratios in excess of 80% either with or without the requirement to obtain primary mortgage insurance. In cases for which such primary mortgage insurance is obtained, the excess over 75% (or such lower percentage as Wells Fargo Bank may require at origination) will be covered by primary mortgage insurance (subject to certain standard policy exclusions for default arising from, among other things, fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the mortgagor or other persons involved in the origination thereof) from an approved primary mortgage insurance company until the unpaid principal balance of the Mortgage Loan is reduced to an amount that will result in a Loan-to-Value Ratio less than or equal to 80%. In cases for which such primary mortgage insurance is not obtained, loans having Loan-to-Value Ratios exceeding 80% are required to be secured by primary residences or second homes (excluding Cooperatives). Generally, each loan originated without primary mortgage insurance will have been made at an interest rate that was higher than the rate would have been had the Loan-to-Value Ratios been 80% or less or had primary mortgage insurance been obtained. The prospectus supplement will specify the number and percentage of Mortgage Loans contained in the Trust Estate for a particular Series of Certificates with Loan-to-Value Ratios at origination in excess of 80% which are not covered by primary mortgage insurance.

      Except as described below, Mortgage Loans will generally be covered by an appropriate standard form American Land Title Association ("ALTA") title insurance policy, or a substantially similar policy or form of insurance acceptable to Fannie Mae or Freddie Mac. The Depositor will represent and warrant to the Trustee of any Trust Estate that the Mortgaged Property related to each Mortgage Loan is free and clear of all encumbrances and liens having priority over the first lien of the related Mortgage, subject to certain limited exceptions as set forth below under "The Pooling and Servicing Agreement--Representations and Warranties."

      Retention Program Standards. A borrower with at least one mortgage loan serviced by Wells Fargo Bank may be eligible for Wells Fargo Bank's retention program. Provided such a borrower is current in his or her mortgage payment obligations, Wells Fargo Bank may permit a refinancing of one or more of the borrower's mortgage loans that are serviced by Wells Fargo Bank or another servicer to a current market interest rate without applying any significant borrower credit or property underwriting standards. As a result, borrowers who qualify under the retention program may not need to demonstrate that their current total monthly debt obligation in relation to their monthly income level does not exceed a certain ratio; Wells Fargo Bank may not obtain a current credit report for the borrower or apply a new FICO Score to the refinanced loan; and the borrower may not be required to provide any verifications of current employment, income level or extent of assets. In addition, no current appraisal or indication of market value may be required with respect to the properties securing the mortgage loans which are refinanced under the retention program. A borrower may participate in this retention program through a refinancing of one or more of his or her existing mortgage loans by either replacing any such loan with a new mortgage loan at a current market interest rate or, in the case of a mortgage loan that had been originated or purchased by Wells Fargo Bank, by executing a modification agreement under which the interest rate on the existing mortgage loan is reduced to a current market rate. Mortgage Loans initially included in the Trust Estate for a particular Series of Certificates may have been the subject of a refinancing under the retention program and, to the extent that borrowers become eligible for the retention program after their Mortgage Loans have been included in a particular Trust Estate, such Mortgage Loans may be refinanced under such program. See "Prepayment and Yield Considerations" in this prospectus and in the prospectus supplement for a description of the potential effects on Certificateholders resulting from such refinancings.

      Wells Fargo Bank may also apply the retention program to its existing borrowers who obtain new purchase money mortgage loans secured by primary residences where the initial principal balance of the new loan would not exceed 150% of the original principal balance of the previous loan (up to a maximum new loan amount of $400,000). Borrowers may be pre-approved under this program if they have a satisfactory payment history with Wells Fargo Bank as well as a satisfactory FICO Score. Wells Fargo Bank may waive verifications of borrower income and assets under this program and may not impose any limitation on the ratio of a borrower's current total debt obligation in relation to current monthly income. A new appraisal will be obtained with respect to the residence securing the new purchase money mortgage loan.

      Underwriter Discretion. During the second calendar quarter of 2005, Wells Fargo Bank initiated a program designed to encourage its mortgage loan underwriting staff to prudently, but more aggressively, utilize the underwriting discretion already granted to them under Wells Fargo Bank's underwriting guidelines and policies. This initiative was viewed by management as necessary and desirable to make prudent loans available to customers where such loans may have been denied in the past because of underwriter hesitancy to maximize the use of their ability to consider compensating factors as permitted by the underwriting guidelines. There can be no assurance that the successful implementation of this initiative will not result in an increase in the incidence of delinquencies and foreclosures, or the severity of losses, among mortgage loans underwritten in accordance with the updated philosophy, as compared to mortgage loans underwritten prior to the commencement of the initiative.

                             STATIC POOL INFORMATION

      Historical delinquency, cumulative loss and prepayment information for various "asset types" is available via a website established by the Sponsor. Such static pool performance information will relate to either (1) prior residential mortgage loan pools securitized by the Sponsor in registered offerings through the Depositor's WFMBS program or (2) prior originations of, or purchases by, the Sponsor of residential mortgage loans based on the vintage years of such prior originations or purchases. In the case of prior originations or purchases, such mortgage loans will not include any loans sold to Fannie Mae, Freddie Mac or the Federal Home Loan Banks, mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs or mortgage loans sold by the Sponsor which are no longer serviced by the Sponsor. Such static pool performance information will be accompanied by a summary of original characteristics of the prior securitized pools or prior originations or purchases. Each prospectus supplement for a Series will provide the website and instructions regarding where an investor can find information relating to the specific asset type or types included in the applicable Trust. There can be no assurance that the information provided in the website will be representative of the results that may be experienced with respect to the Mortgage Loans included in the Trust Estate with respect to any Series.

                                  THE DEPOSITOR

      Wells Fargo Asset Securities Corporation (the "Depositor") is a direct, wholly owned subsidiary of the Sponsor and an indirect, wholly owned subsidiary of Wells Fargo & Company. The Depositor was incorporated in the State of Delaware on March 28, 1996 as Norwest Asset Securities Corporation. On April 7, 2000, Norwest Integrated Structured Assets, Inc., an affiliate of the Depositor, was merged into and with the Depositor. On April 17, 2000, the Depositor changed its name from Norwest Asset Securities Corporation to Wells Fargo Asset Securities Corporation.

      The limited purposes of the Depositor are, in general, to acquire, own and sell mortgage loans; to issue, acquire, own, hold and sell mortgage pass-through securities and home equity asset-backed pass-through securities which represent ownership interests in mortgage loans, collections thereon and related properties; and to engage in any acts which are incidental to, or necessary, suitable or convenient to accomplish, the foregoing.

      The Depositor maintains its principal office at 7430 New Technology Way, Frederick, Maryland 21703. Its telephone number is (301) 846-8881.

      At the time of the formation of any Trust Estate, the Depositor will be the sole owner of all the related Mortgage Loans. The Depositor will have acquired the Mortgage Loans included in any Trust Estate from the Sponsor. The Depositor will have limited obligations and rights under the Pooling and Servicing Agreement after the Closing Date for any Series, including but not limited to, repurchasing or substituting Mortgage Loans in a Trust Estate in the event of defective documentation or upon the breach of certain representations and warranties made by the Depositor, and repurchasing at its option, certain defaulted Mortgage Loans or, in the circumstances described under "The Pooling and Servicing Agreement--Termination; Optional Purchase of Mortgage Loans," repurchasing all or a portion of the Mortgage Loans of a Series.

      The Depositor and any director, officer, employee or agent of the Depositor will be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with the performance of their duties and obligations, the exercise of their rights or any legal action relating to the Pooling and Servicing Agreement, the Certificates or the Mortgage Loans of a Series (except for amounts due in connection with a breach of a representation or warranty concerning the applicable Mortgage Loans), other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Pooling and Servicing Agreement or by reason of reckless disregard of its obligations and duties under the Pooling and Servicing Agreement.

                         DESCRIPTION OF THE CERTIFICATES

General

      A separate common law trust (a "Trust") will serve as the "Issuing Entity" and issue each series (each, a "Series") of certificates (the "Certificates"). Each Series of Certificates will include one or more classes (each, a "Class"). In addition, any Class of Certificates may consist of two or more non-severable components, each of which may exhibit any of the principal or interest payment characteristics described herein with respect to a Class of Certificates. A Series may include one or more Classes of Certificates entitled, to the extent of funds available, to (i) principal and interest distributions in respect of the related Mortgage Loans, (ii) principal distributions, with no interest distributions, (iii) interest distributions, with no principal distributions or
(iv) such other distributions as are described in the applicable prospectus supplement.

      Each Series of Certificates will be issued on the date specified in the applicable prospectus supplement (the "Closing Date") pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") among the Depositor, the Master Servicer and the Trustee named in the applicable prospectus supplement.

      Distributions to Certificateholders of all Series (other than the final distribution in retirement of the Certificates) will, unless another method is specified in the applicable prospectus supplement, be made by check mailed to the address of the person entitled thereto (which in the case of Book-Entry Certificates will be Cede as nominee for DTC) as it appears on the certificate register, except that, with respect to any holder of a Certificate evidencing not less than a certain minimum denomination set forth in the applicable prospectus supplement, distributions will be made by wire transfer in immediately available funds, provided that the Paying Agent shall have been furnished with appropriate wiring instructions not less than seven business days prior to the related Distribution Date. The final distribution in retirement of Certificates will be made only upon presentation and surrender of the Certificates at the office or agency maintained by the Trustee or other entity for such purpose, as specified in the final distribution notice to Certificateholders.

      Each Series of Certificates will represent ownership interests in the related Trust Estate. An election may be made to treat the Trust Estate (or one or more segregated pools of assets therein) with respect to a Series of Certificates as a REMIC. If such an election is made, such Series will consist of one or more Classes of Certificates that will represent "regular interests" within the meaning of Code Section 860G(a)(1) (such Class or Classes collectively referred to as the "Regular Certificates") and one Class of Certificates with respect to each REMIC that will be designated as the "residual interest" within the meaning of Code Section 860G(a)(2) (the "Residual Certificates") representing the right to receive distributions as specified in the prospectus supplement for such Series. See "Certain Federal Income Tax Consequences."

Definitive Form

      Certificates of a Series that are issued in fully registered, certificated form are referred to herein as "Definitive Certificates." Distributions of principal of, and interest on, the Definitive Certificates will be made directly to holders of Definitive Certificates in accordance with the procedures set forth in the Pooling and Servicing Agreement. The Definitive Certificates of a Series offered hereby and by means of the applicable prospectus supplements will be transferable and exchangeable at the office or agency maintained by the Trustee or such other entity for such purpose set forth in the applicable prospectus supplement. No service charge will be made for any transfer or exchange of Definitive Certificates, but the Trustee or such other entity may require payment of a sum sufficient to cover any tax or other governmental charge in connection with such transfer or exchange.

      In the event that an election is made to treat the Trust Estate (or one or more segregated pools of assets therein) as a REMIC, the "residual interest" thereof will be issued as a Definitive Certificate. No legal or beneficial interest in all or any portion of any "residual interest" may be transferred without the receipt by the transferor and the Trustee of an affidavit signed by the transferee stating, among other things, that the transferee (i) is not a disqualified organization within the meaning of Code Section 860E(e) or an agent (including a broker, nominee, or middleman) thereof and (ii) understands that it may incur tax liabilities in excess of any cash flows generated by the residual interest. Further, the transferee must state in the affidavit that it (x) historically has paid its debts as they have come due, (y) intends to pay its debts as they come due in the future and (z) intends to pay taxes associated with holding the residual interest as they become due. The transferor must certify to the Trustee that, as of the time of the transfer, it has no actual knowledge that any of the statements made in the transferee affidavit are false and no reason to know that the statements made by the transferee pursuant to clauses (x), (y) and (z) of the preceding sentence are false. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates."

Book-Entry Form

      Each Class of Certificates of a Series issued in book-entry form ("Book-Entry Certificates") initially will be represented by one or more physical certificates registered in the name of Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC"), which will be the "holder" or "Certificateholder" of such Certificates, as such terms are used herein. Any person acquiring an interest in a Book-Entry Certificate (a "Beneficial Owner") will hold such Certificates through DTC in the United States, or, if specified in the applicable prospectus supplement, Clearstream or Euroclear in Europe, if they are participants of such systems (the "Participants"), or indirectly through organizations which are Participants in such systems (the "Indirect Participants"). Clearstream and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream and JPMorgan Chase Bank, National Association will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). No Beneficial Owner will be entitled to receive a Definitive Certificate representing such person's interest in the Book-Entry Certificate, except as set forth below. Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions taken by Certificateholders or holders shall, in the case of the Book-Entry Certificates, refer to actions taken by DTC upon instructions from its DTC Participants, and all references herein to distributions, notices, reports and statements to Certificateholders or holders shall, in the case of the Book-Entry Certificates, refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with DTC procedures.

      DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among DTC Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. DTC Participants include securities brokers and dealers (which may include any underwriter identified in the prospectus supplement applicable to any Series), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to Indirect Participants, including banks, brokers, dealers, trust companies and other institutions that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

      The brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains a Beneficial Owner's account will record the Beneficial Owner's ownership of a Book-Entry Certificate in its records for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a DTC Participant that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a DTC Participant, and, if applicable, on the records of Clearstream or Euroclear, as appropriate).

      Beneficial Owners will receive all distributions of principal of and interest on the Book-Entry Certificates from the Paying Agent through DTC and DTC Participants. While the Book-Entry Certificates are outstanding, under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates. Participants and Indirect Participants with whom Beneficial Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates representing their respective interests in the Book-Entry Certificates, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

      Unless and until Definitive Certificates are issued, Beneficial Owners who are not Participants may transfer ownership of Book-Entry Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC, for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners. Beneficial Owners will not be recognized by the Trustee, the Master Servicer or any Paying Agent as Certificateholders, as such term is used in the Pooling and Servicing Agreement, and Beneficial Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its DTC Participants.

      Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Book-Entry Certificates, may be limited due to the lack of a physical certificate for such Book-Entry Certificates.

      If specified in the applicable prospectus supplement, the Book-Entry Certificates will be offered globally and may be held by investors through any of DTC, Clearstream or Euroclear. These Book-Entry Certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Non-U.S. holders (as described below) of Book-Entry Certificates will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

      Investors electing to hold their Book-Entry Certificates through DTC with respect to such global offering will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their Book-Entry Certificates through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no `lock-up' or restricted period. Book-Entry Certificates will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

      Clearstream International ("Clearstream"), a Luxembourg limited liability company, was formed in January 2000 through the merger of Cedel International and Deutsche Boerse Clearing.

      Clearstream is registered as a bank in Luxembourg, and as such is subject to regulation by the Institute Monetaire Luxembourgeois and the Luxembourg Monetary Authority, which supervises Luxembourg banks.

      Clearstream holds securities for its customers ("Clearstream Participants") and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Clearstream provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream also deals with domestic securities markets in several countries through established depository and custodial relationships. Clearstream has established an electronic bridge with Euroclear Bank S.A./N.V. as the Euroclear Operator in Brussels to facilitate settlement of trades between systems. Clearstream currently accepts over 200,000 securities issues on it books.

      Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's United States customers are limited to securities brokers and dealers and banks. Currently, Clearstream has approximately 2,500 customers located in over

80 countries, including all major European countries, Canada and the United States. Indirect access to Clearstream is available to other institutions which clear through or maintain custodial relationship with an account holder of Clearstream.

      The Euroclear System ("Euroclear") was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in a variety of currencies, including United States dollars. Euroclear includes various other securities, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Euroclear Bank S.A./N.V. (the "Euroclear Operator"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator. Euroclear plc establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions on the Book-Entry Certificates will be made on each Distribution Date to Cede, as nominee of DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Certificates that it represents.

      Under a book-entry format, Beneficial Owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Paying Agent to Cede. Distributions with respect to Certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Federal Income Tax Consequences -- Taxation of Certain Foreign Investors" and "-- Backup Withholding" herein.

      DTC has advised the Depositor that, unless and until Definitive Certificates are issued, DTC will take any action the holders of the Book-Entry Certificates are permitted to take under the Pooling and Servicing Agreement only at the direction of one or more DTC Participants to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement on behalf of a Clearstream Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related DTC Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

      Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Certificates among Participants, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

      Neither the Depositor, the Master Servicer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. In the event of the insolvency of DTC, a Participant or an Indirect Participant in whose name Book-Entry Certificates are registered, the ability of the Beneficial Owners of such Book-Entry Certificates to obtain timely payment and, if the limits of applicable insurance coverage by the Securities Investor Protection Corporation are exceeded or if such coverage is otherwise unavailable, ultimate payment, of amounts distributable with respect to such Book-Entry Certificates may be impaired.

      The Book-Entry Certificates will be converted to Definitive Certificates and reissued to Beneficial Owners or their nominees, rather than to DTC or its nominee, only if (i) the Trustee is advised in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Certificates and the Trustee is unable to locate a qualified successor or (ii) after the occurrence of any other event specified in the applicable prospectus supplement.

      Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee will be required to notify all Beneficial Owners through DTC Participants of the availability of Definitive Certificates. Upon surrender by DTC of the physical certificates representing the Book-Entry Certificates and receipt of instructions for re- registration, the Trustee will reissue the Book-Entry Certificates as Definitive Certificates to Beneficial Owners. The procedures relating to payment on and transfer of Certificates initially issued as Definitive Certificates will thereafter apply to those Book-Entry Certificates that have been reissued as Definitive Certificates.

      Secondary Market Trading

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

      Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

      Trading between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

      Trading between DTC seller and Clearstream or Euroclear purchaser. When Book-Entry Certificates are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Book-Entry Certificates against payment. Payment will include interest accrued on the Book-Entry Certificates from and including the last coupon payment date to and excluding the settlement date, on the basis of either a 360-day year comprised of 30-day months or the actual number of days in such accrual period and a year assumed to consist of 360 days, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Book-Entry Certificates. After settlement has been completed, the Book-Entry Certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Book-Entry Certificates will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

      Clearstream Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing line of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Book-Entry Certificates are credited to their accounts one day later.

      As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Participants or Euroclear Participants purchasing Book-Entry Certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Book-Entry Certificates would accrue from the value date. Therefore, in many cases the investment income on the Book-Entry Certificates earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Participant's or Euroclear Participant's particular cost of funds.

      Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Book-Entry Certificates to the respective European Depositary for the benefit of Clearstream Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

      Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Book-Entry Certificates are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Book-Entry Certificates to the DTC Participant's account against payment. Payment will include interest accrued on the Book-Entry Certificates from and including the last coupon payment to and excluding the settlement date on the basis of either a 360-day year comprised of 30-day months or the actual number of days in such accrual period and a year assumed to consist of 360 days, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

      Finally, day traders that use Clearstream or Euroclear and that purchase Book-Entry Certificates from DTC Participants for delivery to Clearstream Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques, as set forth below, should be readily available to eliminate this potential problem.

            (a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

            (b) borrowing the Book-Entry Certificates in the U.S. from a Participant no later than one day prior to settlement, which would give the Book-Entry Certificates sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

            (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Participant or Euroclear Participant.

      Certain U.S. Federal Income Tax Documentation Requirements of Book-Entry Certificates

       A Beneficial Owner of Book-Entry Certificates holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

            Exemption from non-U.S. Persons (Form W-8BEN). Beneficial Owners of Book-Entry Certificates that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

            Exemption from non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

            Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons that are Beneficial Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN.

            Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

            U.S. Federal Income Tax Reporting Procedure. The Beneficial Owner of a Book-Entry Certificate or, in the case of a Form W-8ECI filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date the form is signed.

      See "Certain Federal Income Tax Consequences -- Taxation of Certain Foreign Investors" and " -- Taxation of Certain Foreign Investors" in this prospectus. Neither this discussion nor the discussion under "Certain Federal Income Tax Consequences" referenced above covers all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders in Book-Entry Certificates. Investors are advised to consult their own tax advisors for specific tax advice concerning their purchase, holding and disposing of the Book-Entry Certificates.

Distributions to Certificateholders

      General

      Distributions on the Certificates will generally be made on a day specified in the applicable prospectus supplement (or, if such day is not a business day, the business day following such day) of each month, commencing with the month specified in the applicable prospectus supplement (each, a "Distribution Date"). The "Determination Date" with respect to each Distribution Date will be the day of the month specified in the applicable prospectus supplement or, if that day is not a business day, the immediately preceding business day. The "Cut-Off Date" for each Series will be the date specified in the applicable prospectus supplement. On each Distribution Date, each holder of a Certificate of a Class will, except as described in the following sentence, be entitled to receive its Certificate's Percentage Interest of the portion of the Pool Distribution Amount (as defined below) allocated to such Class. Generally, the undivided percentage interest (the "Percentage Interest") represented by any Certificate of a Class in distributions to such Class will be equal to the percentage obtained by dividing the initial principal balance (or notional amount) of such Certificate by the aggregate initial principal balance (or notional amount) of all Certificates of such Class. The Percentage Interest for a Certificate of a Class that receives distributions pursuant to request or random lot is equal to the percentage obtained by dividing the current principal balance of the Certificate by the current principal balance of the Class of which the Certificate is a part.

      In general, the funds available for distribution to Certificateholders of a Series of Certificates with respect to each Distribution Date for such Series (the "Pool Distribution Amount") will be the sum of all previously undistributed payments or other receipts on account of principal (including principal prepayments and Liquidation Proceeds, if any) and interest on or in respect of the related Mortgage Loans received by the related Servicer after the Cut-Off Date (except for amounts due on or prior to the Cut-Off Date), or received by the related Servicer on or prior to the Cut-Off Date but due after the Cut-Off Date, in either case received on or prior to the business day preceding the Determination Date in the month in which such Distribution Date occurs, plus all Periodic Advances with respect to payments due to be received on the Mortgage Loans on the Due Date preceding such Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest respecting which one or more unreimbursed Periodic Advances has been made;

            (b) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the applicable Servicing Fee, (iii) the applicable Master Servicing Fee,
      (iv) the Trustee Fee, if any, and (v) any other amounts described in the applicable prospectus supplement;

            (c) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

            (d) all principal prepayments in full, all partial principal prepayments, the principal portion of all proceeds of any Mortgage Loans or property acquired in respect thereof, or liquidated pursuant to the Pooling and Servicing Agreement, net of related expenses, including Net Partial Liquidation Proceeds and Recoveries, and other unscheduled receipts in respect of principal of the Mortgage Loans other than proceeds of a repurchase of a Mortgage Loan by the Depositor or amounts deposited by the Depositor in the Certificate Account in connection with the substitution of a Mortgage Loan (collectively, "Unscheduled Principal Receipts") that were received by the Servicers after the Unscheduled Principal Receipts Period (as described under "--Unscheduled Principal Receipts" below) relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (e) all repurchase proceeds with respect to the Mortgage Loans repurchased by the Depositor on or following the Determination Date in the month in which such Distribution Date occurs and the excess of the unpaid principal balance of any Mortgage Loan for which a Mortgage Loan was substituted over the unpaid principal balance of such substituted Mortgage Loan on or following the Determination Date in the month in which such Distribution Date occurs;

            (f) that portion of Liquidation Proceeds or insurance proceeds which represents any unpaid Servicing Fees, Master Servicing Fee or any Trustee Fee to which the related Servicer, the Trustee or the Master Servicer, respectively, is entitled, any unpaid Fixed Retained Yield and any unreimbursed Periodic Advances;

            (g) if an election has been made to treat the applicable Trust Estate as a REMIC, any Liquidation Profits with respect to such Distribution Date;

            (h) all amounts representing certain expenses reimbursable to the Master Servicer or any Servicer and other amounts permitted to be withdrawn by the Master Servicer from the Certificate Account, in each case pursuant to the applicable Pooling and Servicing Agreement;

            (i) all amounts in the nature of late fees, assumption fees, prepayment fees and similar fees and payments of interest related to principal prepayments received on or after the first day of the month in which a Distribution Date occurs and prior to the Determination Date in the month of such Distribution Date which the related Servicer is entitled to retain pursuant to the applicable Underlying Servicing Agreement;

            (j) reinvestment earnings on payments received in respect of the Mortgage Loans; and

            (k) any amounts reimbursable to the related Servicer to cover PMI Advances.

      The applicable prospectus supplement for a Series will describe any material variation in the calculation of the Pool Distribution Amount for such Series.

      A "Recovery" is an amount received in respect of principal which has previously been allocated as a Realized Loss to a Class of Certificates.

      "Liquidation Profits" with respect to a Distribution Date and a liquidated Mortgage Loan will be the amount, if any, by which net Liquidation Proceeds on such liquidated Mortgage Loan exceed the unpaid principal balance thereof plus accrued interest thereon at the Mortgage Interest Rate.

      "Liquidation Proceeds" are all amounts received by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure sale or otherwise, including payments in connection with defaulted Mortgage Loans received from the mortgagor other than amounts required to be paid to the mortgagor pursuant to the terms of the applicable Mortgage Loan or otherwise pursuant to law. "Partial Liquidation Proceeds" are Liquidation Proceeds received by a Servicer on a Mortgage Loan prior to such Mortgage Loan becoming a Liquidated Loan and "Net Partial Liquidation Proceeds" are Partial Liquidation Proceeds less expenses incurred with respect to such liquidation.

      Unscheduled Principal Receipts

      The Pooling and Servicing Agreement for each Series will specify, as to each type of Unscheduled Principal Receipt, a period (as to each type of Unscheduled Principal Receipt, the "Unscheduled Principal Receipt Period") during which all Unscheduled Principal Receipts of such type received by the Servicer will be distributed to Certificateholders on the related Distribution Date. Each Unscheduled Principal Receipt Period will either be (i) the one month period ending on the last day of the calendar month preceding the month in which the applicable Remittance Date occurs (such period a "Prior Month Receipt Period") or (ii) the one month period ending on the day preceding the Determination Date preceding the applicable Remittance Date (such period a "Mid-Month Receipt Period").

      With respect to certain of the Mortgage Loans serviced by the Sponsor ("Type 1 Loans"), the Unscheduled Principal Receipt Period with respect to all types of Unscheduled Principal Receipts is a Mid-Month Receipt Period. With respect to certain other Mortgage Loans serviced by the Sponsor ("Type 2 Loans"), the Unscheduled Principal Receipt Period with respect to all types of Unscheduled Principal Receipts is a Prior Month Receipt Period. With respect to other Servicers, the Unscheduled Principal Receipt Period with respect to partial Unscheduled Principal Receipts is a Prior Month Receipt Period and with respect to Unscheduled Principal Receipts in full is either a Prior Month Receipt Period or a Mid-Month Receipt Period.

      Distributions of Interest

      With respect to each Series of Certificates, interest on the related Mortgage Loans at the weighted average of the applicable Net Mortgage Interest Rates thereof, will be passed through monthly to holders of the related Classes of Certificates in the aggregate, in accordance with the particular terms of each such Class of Certificates. The "Net Mortgage Interest Rate" for each Mortgage Loan in a given period will equal the mortgage interest rate for such Mortgage Loan in such period, as specified in the related mortgage note (the "Mortgage Interest Rate"), less the portion thereof, if any, not contained in the Trust Estate (the "Fixed Retained Yield"), and less amounts payable to the applicable Servicer for servicing the Mortgage Loan (the "Servicing Fee"), the fee payable to the Master Servicer (the "Master Servicing Fee"), the fee payable to the Trustee (the "Trustee Fee"), if any, and any related expenses or other amounts specified in the applicable prospectus supplement. See "Servicing of the Mortgage Loans--Fixed Retained Yield; Servicing Compensation and Payment of Expenses" for a description of Fixed Retained Yield.

      Interest will accrue on the principal balance (or notional amount, as described below) of each Class of Certificates entitled to interest at the pass-through rate (the "Pass-Through Rate") for such Class indicated in the applicable prospectus supplement (which may be a fixed rate or an adjustable rate) from the date and for the accrual periods (each, an "Interest Accrual Period") specified in such prospectus supplement. To the extent the Pool

Distribution Amount is available therefore, interest accrued during each such specified period on each Class of Certificates entitled to interest (other than a Class that provides for interest that accrues, but is not currently payable, referred to hereafter as "Accrual Certificates") will be distributable on the Distribution Dates specified in the applicable prospectus supplement until the principal balance (or notional amount) of such Class has been reduced to zero. Distributions allocable to interest on each Certificate that is not entitled to distributions allocable to principal will generally be calculated based on the notional amount of such Certificate. The notional amount of a Certificate will not evidence an interest in or entitlement to distributions allocable to principal but will be solely for convenience in expressing the calculation of interest and for certain other purposes.

      With respect to any Class of Accrual Certificates, any interest that has accrued but is not paid on a given Distribution Date will be added to the principal balance of such Class of Certificates on that Distribution Date. Distributions of interest on each Class of Accrual Certificates will commence only after the occurrence of the events or the existence of the circumstance specified in such prospectus supplement and, prior to such time, or in the absence of such circumstances, the principal balance of such Class will increase on each Distribution Date by the amount of interest that accrued on such Class during the preceding interest accrual period but that was not required to be distributed to such Class on such Distribution Date. Any such Class of Accrual Certificates will thereafter accrue interest on its outstanding principal balance as so adjusted.

      When mortgagors prepay principal, or when principal is recovered through foreclosure sales or other liquidations of defaulted Mortgage Loans, or when other Unscheduled Principal Receipts occur, a full month's interest for the month of payment or recovery may not be paid or recovered, resulting in interest shortfalls to the extent that such payment or recovery is not included in the distribution to Certificateholders made in the month in which it is received. Interest shortfalls resulting from principal prepayments in full made by mortgagors ("Prepayments in Full") are referred to herein as "Prepayment Interest Shortfalls." The Master Servicer will be obligated, on or before each Distribution Date, to pay to the Trustee for the benefit of Certificateholders, from the Master Servicer's own funds (including amounts otherwise payable to the Master Servicer in respect of such Distribution Date as Master Servicing Fees) an amount (such amount, "Compensating Interest") equal to the lesser of (i) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date.

      The "Available Master Servicing Compensation" for any Distribution Date will be equal to the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and deposited in the Certificate Account (which amount of interest with respect to Prepayments in Full on the Mortgage Loans serviced by the Sponsor is expected to be zero unless the Remittance Date for such Mortgage Loans changes as described below under "Servicing of the Mortgage Loans--Changes in Servicing") and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Underlying Servicing Agreements.

      The actual amount of the Available Master Servicing Compensation is subject to a number of variables and depends, in part, on the provisions of the Underlying Servicing Agreements of the Servicers of the Mortgage Loans. For example, the Sponsor, as a Servicer, is not currently required to remit funds to the Master Servicer until the business day preceding the applicable Distribution Date. Therefore with respect to any loans serviced by the Sponsor the amount of Available Master Servicing Compensation determined under clause (b) would be zero.

      The calculation of Month End Interest also varies depending on the provisions of the Underlying Servicing Agreements. With respect to the Mortgage Loans serviced by the Sponsor, "Month End Interest" for each Distribution Date will be equal to the lesser of (i) the aggregate Prepayment Interest Shortfalls with respect to the Mortgage Loans serviced by the Sponsor and (ii) the product of 1/12th of 0.20% and the aggregate scheduled principal balance (as determined in the applicable Underlying Servicing Agreement) of the Mortgage Loans serviced by the Sponsor. With respect to the Mortgage Loans serviced by each Other Servicer, Month End Interest for each Distribution Date depends in part on whether such Other Servicer has agreed to remit Prepayments in Full to the Master Servicer daily on a specified business day following receipt rather than waiting until the Remittance Date. Although an Underlying Servicing agreement may provide an exception, "Month End Interest" for Other Servicers will generally equal the lesser of (a) (i) with respect to Other Servicers remitting Prepayments in Full on a daily basis, the aggregate Curtailment Interest Shortfalls with respect to the Mortgage Loans serviced by such Other

Servicer or (ii) with respect to Other Servicers not remitting Prepayments in Full on a daily basis, the sum of the aggregate Prepayment Interest Shortfalls and aggregate Curtailment Interest Shortfalls with respect to the Mortgage Loans serviced by such Other Servicer and (b) the sum of (X) for each Mortgage Loan serviced by such Other Servicer, the product of 1/12th of the applicable Servicing Fee Rate and the scheduled principal balance (as determined in the applicable Underlying Servicing Agreement) of such Mortgage Loan serviced by such Other Servicer and (Y) with certain exceptions, reinvestment earnings on payments received in respect of the Mortgage Loans or on other amounts on deposit in the related Servicer Custodial Account pursuant to the related Underlying Servicing Agreement on such Distribution Date. As described herein under "Servicing of the Mortgage Loans -- Changes in Servicing," a Servicer not currently remitting Prepayments in Full on a daily basis may agree to begin to do so at some time in the future. In conjunction therewith, the amount of Month End Interest such Servicer is required to remit may be decreased or such Servicer may be relieved of its obligation to remit any Month End Interest. If an Other Servicer that is not currently remitting Prepayments in Full on a daily basis begins to do so, any such change may have an impact on the amount of Compensating Interest by increasing the amount described in clause (b) of the definition of Available Master Servicing Compensation and decreasing the amount described in clause (c) of the definition thereof. No assurance can be given as to the timing of any such changes or that any such changes will occur.

      Any interest shortfalls arising from Unscheduled Principal Receipts in full that are not Prepayments in Full and any interest shortfalls resulting from the timing of the receipt of partial principal prepayments ("Curtailments") by mortgagors ("Curtailment Interest Shortfalls") or of other partial Unscheduled Principal Receipts with respect to the Mortgage Loans will not be offset by Compensating Interest.

Distributions of Principal

      The principal balance of any Class of Certificates entitled to distributions of principal will generally be the original principal balance of such Class specified in such prospectus supplement, reduced by all distributions reported to the holders of such Certificates as allocable to principal and any losses on the related Mortgage Loans allocated to such Class of Certificates and
(i) in the case of Accrual Certificates, increased by all interest accrued but not then distributable on such Accrual Certificates and (ii) in the case of a Series of Certificates representing interests in a Trust Estate containing adjustable-rate Mortgage Loans, increased by any Deferred Interest allocable to such Class. The principal balance of a Class of Certificates generally represents the maximum specified dollar amount (exclusive of any interest that may accrue on such Class to which the holder thereof is entitled from the cash flow on the related Mortgage Loans at such time) and will decline to the extent of distributions in reduction of the principal balance of, and allocations of losses to such Class. Certificates with no principal balance will not receive distributions in respect of principal. The applicable prospectus supplement will specify the method by which the amount of principal to be distributed on the Certificates on each Distribution Date will be calculated and the manner in which such amount will be allocated among the Classes of Certificates entitled to distributions of principal.

Subordination

      If so provided in the applicable prospectus supplement, one or more Classes of Senior Certificates will be entitled to receive all or a disproportionate percentage of the payments of principal that are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the months of such payments or of other unscheduled principal receipts or recoveries in the percentages and under the circumstances or for the periods specified in such prospectus supplement. Any such allocation of principal prepayments or other unscheduled receipts or recoveries in respect of principal to such Class or Classes of Senior Certificates will have the effect of accelerating the amortization of such Senior Certificates while increasing the interests evidenced by the Subordinated Certificates in the Trust Estate. Increasing the interests of the Subordinated Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinated Certificates.

      If specified in the applicable prospectus supplement, the rights of the holders of the Subordinated Certificates of a Series of Certificates for which credit enhancement is provided through subordination to receive distributions with respect to the Mortgage Loans in the related Trust Estate will be subordinated to such rights of the holders of the Senior Certificates of the same Series. This subordination is intended to enhance the likelihood of regular receipt by holders of Senior Certificates of the full amount of scheduled monthly payments of principal and interest due them and to provide limited protection to the holders of the Senior Certificates against losses due to mortgagor defaults.

      The protection afforded to the holders of Senior Certificates of a Series of Certificates for which credit enhancement is provided through subordination by the subordination feature described above will be effected by (i) the preferential right of such holders to receive, prior to any distribution being made in respect of the related Subordinated Certificates on each Distribution Date, current distributions on the related Mortgage Loans of principal and interest due them on each Distribution Date out of the funds available for distribution on such date in the related Certificate Account, (ii) by the right of such holders to receive future distributions on the Mortgage Loans that would otherwise have been payable to the holders of Subordinated Certificates and/or
(iii) by the prior allocation to the Subordinated Certificates of all or a portion of losses realized on the related Mortgage Loans.

      Realized Losses on Liquidated Loans (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses as described below) will be allocated to the holders of Subordinated Certificates through a reduction of the amount of principal payments on the Mortgage Loans to which such holders are entitled before any corresponding reduction is made in respect of the Senior Certificates.

      A "Realized Loss" is any Liquidated Loan Loss (including any Special Hazard Loss and any Fraud Loss) or any Bankruptcy Loss. A "Liquidated Loan" is a defaulted Mortgage Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received. However, a loan will be considered a Liquidated Loan if a PMI Advance has been made. See "Servicing of the Mortgage Loans--PMI Advances." A "Liquidated Loan Loss" on a Liquidated Loan for any Distribution Date is equal to the excess, if any, of (i) the unpaid principal balance of such Liquidated Loan, plus accrued interest thereon at the Net Mortgage Interest Rate through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) net Liquidation Proceeds. For purposes of calculating the amount of any Liquidated Loan Loss, all net Liquidation Proceeds (after reimbursement of any previously unreimbursed Periodic Advance) will be applied first to accrued interest and then to the unpaid principal balance of the Liquidated Loan. A "Special Hazard Loss" is (A) a Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss exclusive of (i) any loss covered by a standard hazard insurance policy or, if the Mortgaged Property is located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy, of the types described under "Servicing of the Mortgage Loans--Insurance Policies" and (ii) any loss caused by or resulting from (a) normal wear and tear, (b) dishonest acts of the Trustee, the Master Servicer or the Servicer or (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues or (B) a Liquidated Loan Loss arising from or related to the presence or suspected presence of hazardous wastes or substances on a Mortgaged Property. A "Fraud Loss" is a Liquidated Loan Loss incurred on a Liquidated Loan as to which there was fraud in the origination of such Mortgage Loan. A "Bankruptcy Loss" is a loss attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the interest rate on a Mortgage Loan or an extension of its maturity. A "Debt Service Reduction" means a reduction in the amount of monthly payments due to certain bankruptcy proceedings, but does not include any permanent forgiveness of principal. A "Deficient Valuation" with respect to a Mortgage Loan means a valuation by a court of the Mortgaged Property in an amount less than the outstanding indebtedness under the Mortgage Loan or any reduction in the amount of monthly payments that results in a permanent forgiveness of principal, which valuation or reduction results from a bankruptcy proceeding. Special Hazard Losses in excess of the amount, if any, specified in the applicable prospectus supplement (the "Special Hazard Loss Amount") are "Excess Special Hazard Losses." Fraud Losses in excess of the amount, if any, specified in the applicable prospectus supplement (the "Fraud Loss Amount") are "Excess Fraud Losses." Bankruptcy losses in excess of the amount, if any, specified in the applicable prospectus supplement (the "Bankruptcy Loss Amount") are "Excess Bankruptcy Losses." If and to the extent specified in the applicable prospectus supplement, Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses with respect to a Series will be allocated on a pro rata basis among the related Classes of Senior and Subordinated Certificates. An allocation of a loss on a "pro rata basis" among two or more Classes of Certificates means an allocation on a pro rata basis to each such Class of Certificates on the basis of their then-outstanding principal balances in the case of the principal portion of a loss or based on the accrued interest thereon in the case of an interest portion of a loss.

      For any Series of Certificates where the amounts of the Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount for a Series of Certificates are each expected to be less than the amount of principal payments on the Mortgage Loans to which the holders of the Subordinated Certificates of such Series are initially entitled (such amount being subject to reduction, as described above, as a result of allocation of losses on liquidated Mortgage Loans that are not Special Hazard Losses, Fraud Losses or Bankruptcy Losses), the holders of Subordinated Certificates of such Series will bear the risk of Special Hazard Losses, Fraud Losses and Bankruptcy Losses to a lesser extent than they will bear other losses on Liquidated Loans.

      Although the subordination feature described above is intended to enhance the likelihood of timely payment of principal and interest to the holders of Senior Certificates, shortfalls could result in certain circumstances. For example, a shortfall in the payment of principal otherwise due the holders of Senior Certificates could occur if losses realized on the Mortgage Loans in a Trust Estate were exceptionally high and were concentrated in a particular month.

      The holders of Subordinated Certificates will not be required to refund any amounts previously properly distributed to them, regardless of whether there are sufficient funds on a subsequent Distribution Date to make a full distribution to holders of each Class of Senior Certificates of the same Series.

Categories of Classes of Certificates

      The Certificates of any Series may be comprised of one or more Classes. Such Classes, in general, fall into different categories. Certain of the more typical categories are defined below. The prospectus supplement for a Series of Certificates may identify the Classes which comprise such Series by reference to the following categories or another category specified in the applicable prospectus supplement.

      Principal Types

      "Accretion Directed Certificates" are Certificates that receives principal payments from amounts that would otherwise be distributed as interest on specified Accrual Certificates. Such principal payments may be in lieu of or in addition to principal payments from principal receipts on the Mortgage Loans for the related Series.

      "Companion Certificates" (also sometimes referred to as a "Support Certificates") are Certificates that are entitled to receive principal payments on any Distribution Date only if scheduled payments have been made on specified Planned Amortization Certificates, Targeted Amortization Certificates and/or Scheduled Amortization Certificates.

      "Component Certificates" are Certificates consisting of two or more specified components (each, a "Component") as described in the applicable prospectus supplement. The Components of a Class of Component Certificates may have different principal and/or interest payment characteristics but together constitute a single class and do not represent severable interests. Each Component of a Class of Component Certificates may be identified as falling into one or more of the categories described herein.

      "Lockout Certificates" are Senior Certificates that are designed not to participate in, or to participate to a limited extent in (i.e., to be "locked out" of), for a specified period, the receipt of (1) principal prepayments on the Mortgage Loans that are allocated disproportionately to the Classes of Senior Certificates of such Series as a group pursuant to a "shifting interest" structure and/or (2) scheduled principal payments on the Mortgage Loans that are allocated to the Senior Certificates as a group. A Class of Lockout Certificates will typically not be entitled to receive, or will be entitled to receive only a restricted portion of, distributions of principal prepayments and/or scheduled principal payments, as applicable, for a period of several years, during which time all or a portion of such principal payments that it would otherwise be entitled to receive in the absence of a "lockout" structure will be distributed in reduction of the Principal Balances of other Senior Certificates. Lockout Certificates are designed to minimize weighted average life volatility during the lockout period.

      "Notional Amount Certificates" are Certificates having no principal balance and bearing interest on the related notional amount. The notional amount is a hypothetical amount used for calculating interest distributions.

      "Pass-Through Certificates" are Senior Certificates that are entitled to receive a specified percentage of the principal payments that are distributable to the Senior Certificates or applicable group of Senior Certificates (other than any Ratio Strip Class) in the aggregate on each Distribution Date until the principal balances of the all the Senior Certificates or applicable group of Senior Certificates are reduced to zero and that is not designated as a Class of Sequential Pay Certificates.

      "Planned Amortization Certificates" (also sometimes referred to as "PAC Certificates") are Certificates that are designed to receive principal payments using a predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying Mortgage Loans. These two rates are the endpoints for the "structuring range" for a Class of Planned Amortization Certificates. The Planned Amortization Certificates in any Series may be subdivided into different categories (e.g., Planned Amortization Certificates I ("PAC I") Planned Amortization Certificates II ("PAC II") and so forth) derived using different structuring ranges and/or payment priorities. A Class of PAC Certificates is designed to provide protection against volatility of weighted average life if prepayments occur at a constant rate within the structuring range.

      "Ratio Strip Certificates" are Certificates that are entitled to receive a constant proportion, or "ratio strip," of the principal payments on the underlying Mortgage Loans.

      "Scheduled Amortization Certificates" (also sometimes referred to as "Scheduled Certificates") are Certificates that are designed to receive principal payments using a predetermined principal balance schedule but are not designated as Planned Amortization Certificates or Targeted Amortization Certificates. The schedule is derived by assuming either two constant prepayment rates or a single constant prepayment rate for the underlying Mortgage Loans. In the former case, the two rates are the endpoints for the "structuring range" for the Scheduled Amortization Certificates and such range generally is narrower than that for a Class of Planned Amortization Certificates. Typically, the Support Certificates for the applicable Series of Certificates generally will represent a smaller percentage of the Class of Scheduled Amortization Certificates than Support Certificates generally would represent in relation to a Class of Planned Amortization Certificates or Targeted Amortization Certificates. A Class of Scheduled Amortization Certificates is generally less sensitive to weighted average life volatility as a result of prepayments than a Class of Support Certificates but more sensitive than a Class of Planned Amortization Certificates or Targeted Amortization Certificates.

      "Senior Certificates" are Certificates that are entitled to receive payments of principal and interest on each Distribution Date prior to the Classes of Subordinated Certificates.

      "Sequential Pay Certificates" are Certificates that are entitled to receive principal payments in a prescribed sequence, that do not have a predetermined principal balance schedule and that, in most cases, are entitled to receive payments of principal continuously from the first Distribution Date on which it receives principal until they are retired. A Class of Sequential Pay Certificates may receive principal payments concurrently with one or more other Classes of Sequential Pay Classes. A single Class that is entitled to receive principal payments before or after other Classes in the same Series of Certificates may be identified as a Class of Sequential Pay Certificates.

      "Subordinated Certificates" are Certificates that are entitled to receive payments of principal and interest on each Distribution Date only after the Senior Certificates and Classes of Subordinated Certificates with higher priority of distributions, if any, have received their full principal and interest entitlements.

      "Super Senior Certificates" are Senior Certificates that will not bear their share of certain losses after the Classes of Subordinated Certificates are no longer outstanding for so long as one or more other specified Classes of Senior Certificates are outstanding.

      "Super Senior Support Certificates" are Senior Certificates that bear certain losses allocated to one or more Classes of Super Senior Certificates after the Classes of Subordinated Certificates are no longer outstanding.

      "Targeted Amortization Certificates" (also sometimes referred to as "TAC Certificates") are Certificates that are designed to receive principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying Mortgage Loans. A Class of TAC Certificates is designed to provide some protection against shortening of weighted average life if prepayments occur at a rate exceeding the assumed constant prepayment rate used to derive the principal balances schedule of such Class of Certificates.

      Interest Types

      "Accrual Certificates" are Certificates that accrete the amount of accrued interest otherwise distributable on such Certificates, which amount will be added as principal to the principal balance of such Certificates on each applicable Distribution Date. Such accretion may continue until some specified event has occurred or until such Accrual Certificates are retired.

      "Fixed Rate Certificates" are Certificates with an interest rate that is fixed throughout the life of the Class.

      "Floating Rate Certificates" are Certificates with an interest rate that resets periodically based upon a designated index and that varies directly with changes in such index.

      "Interest Only Certificates" are Certificates that are entitled to receive some or all of the interest payments made on the Mortgage Loans and little or no principal. Interest Only Certificates have either a nominal principal balance or a notional amount. A nominal principal balance represents actual principal that will be paid on the Certificates. It is referred to as nominal since it is extremely small compared to other Classes. A notional amount is the amount used as a reference to calculate the amount of interest due on a Class of Interest Only Certificates that is not entitled to any distributions in respect of principal.

      "Inverse Floating Rate Certificates" are Certificates with an interest rate that resets periodically based upon a designated index and that varies inversely with changes in such index and with changes in the interest rate payable on the related Class of Floating Rate Certificates.

      "Principal Only Certificates" are Certificates that do not bear interest and are entitled to receive only distributions in respect of principal.

      "Step Coupon Certificates" are Certificates with a fixed interest rate that is reduced or increased to a different fixed rate after a specified period of time. The difference between the initial interest rate and the subsequent interest rate may be supported by a reserve fund established on the Closing Date.

      "Variable Rate Certificates" are Certificates with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to the Mortgage Loans.

Pass-Through Rates Based on LIBOR

      General

      The index used to determine the Pass-Through Rates for Floating Rate and Inverse Floating-Rate Certificates will be set forth in the applicable prospectus supplement. The index used may be the London interbank offered rate quotation for one-month U.S. dollar deposits ("LIBOR").

      The Pass-Through Rates based on LIBOR for an Interest Accrual Period for Floating Rate and Inverse Floating Rate Certificates after the initial Interest Accrual Period will be determined on the second LIBOR Business Day preceding the commencement of each Interest Accrual Period (each, a "Rate Determination Date"). A "LIBOR Business Day" is a day on which banks are open for dealing in foreign currency and exchange in London, New York and the city in which the corporate trust office of the Trustee is located.

      Determination of LIBOR

      On each Rate Determination Date, the Trustee will determine LIBOR for the succeeding Interest Accrual Period for the Floating Rate and Inverse Floating Rate Certificates of a Series on the basis of the British Banker's Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. Such Interest Settlement Rates currently are based on rates quoted by 16 BBA designated banks as being, in the view of such banks, the offered rate at which deposits are being quoted to prime banks in the London interbank market. Such Interest Settlement Rates are calculated by eliminating the four highest rates and the four lower rates, averaging the eight remaining rates, carrying the result (expressed as a percentage) out to six decimal places, and rounding to five decimal places. As used therein, "Telerate page 3750" means the display designated as page 3750 on the Moneyline Telerate Service.

      If on any Rate Determination Date the Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph. LIBOR for the next Interest Accrual Period will be the higher of (x) LIBOR as determined on the previous Rate Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rate that the banks set forth in the Pooling and Servicing Agreement are quoting on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. lending rate that the banks set forth in the Pooling and Servicing Agreement are quoting on such Rate Determination Date to leading European banks.

      If on any Rate Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous Rate Determination Date, or in the case of the first Rate Determination Date, the rate specified in the Pooling and Servicing Agreement.

      The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Pass-Through Rates applicable to the Floating Rate and Inverse Floating Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

Other Credit Enhancement

      General

      In addition to, or in substitution for, the subordination discussed above under "Description of the Certificates--Subordination", credit enhancement may be provided with respect to any Series of Certificates in one or more of the methods described below. The applicable prospectus supplement will describe the material terms of such credit enhancement, including any limits on the timing or amount of such credit enhancement or any conditions that must be met before such credit enhancement may be accessed. If the provider of the credit enhancement is liable or contingently liable to provide payments representing 10% or more of the cash flow supporting any offered Class of Certificates, the applicable prospectus supplement will disclose the name of the provider, the organizational form of the provider, the general character of the business of the provider and the financial information required by Item 1114(b)(2) of Regulation AB (17 C.F.R. 229.1114). Copies of the limited guarantee, financial guaranty insurance policy, surety bond, letter of credit, pool insurance policy, mortgagor bankruptcy bond or special hazard insurance policy, if any, relating to a Series of Certificates will be filed with the SEC as an exhibit to a Current Report on Form 8-K.

      Limited Guarantee

      If specified in the prospectus supplement with respect to a Series of Certificates, credit enhancement may be provided in the form of a limited guarantee issued by a guarantor named in such prospectus supplement. The limited guarantee may cover deficiencies in amounts otherwise payable on some or all of the Certificates of a Series. The limited guarantee may cover timely distributions of interest or full distributions of principal or both on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the applicable prospectus supplement. The limited guarantee may provide additional protection against losses on the Mortgage Loans included in a Trust Estate, provide payment of administrative expenses, or establish a minimum reinvestment rate on the payments made on the Mortgage Loans or principal payment rate on the Mortgage Loans. A limited guarantee will be limited in amount to the dollar amount or percentage of the principal balance of the Mortgage Loans or Certificates specified in the applicable prospectus supplement.

      Financial Guaranty Insurance Policy or Surety Bond

      If specified in the prospectus supplement with respect to a Series of Certificates, credit enhancement may be provided in the form of a financial guaranty insurance policy or a surety bond issued by one or more insurers named in such prospectus supplement. The financial guaranty insurance policy will guarantee, with respect to one or more Classes of Certificates of the related Series, timely distributions of interest and ultimate distributions of principal at the dates set forth in or determined in the manner specified in the prospectus supplement. If specified in the prospectus supplement, the financial guaranty insurance policy will also guarantee against any payment made to a Certificateholder that is subsequently recovered as a preferential transfer under the Bankruptcy Code.

      Letter of Credit

      If specified in the prospectus supplement for a Series of Certificates, credit enhancement may be provided by a letter of credit issued by a bank or other financial institution specified in the applicable prospectus supplement. Under the letter of credit, the provider will be obligated to pay up to an aggregate fixed dollar amount, net of previous drawings on the letter, equal to the percentage specified in the prospectus supplement of the unpaid principal balance of the Mortgage Loans or of one or more Classes of Certificates. If specified in the prospectus supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a Mortgage Loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments previously paid. The obligations of the provider under the letter of credit for each Series of Certificates will expire at the earlier of the date specified in the prospectus supplement or the termination of the Trust.

      Pool Insurance Policy

      If specified in the prospectus supplement relating to a Series of Certificates, credit enhancement may be provided by a mortgage pool insurance policy for the Mortgage Loans in the related Trust Estate. Each mortgage pool insurance policy, in accordance with the limitations described in this prospectus and in the prospectus supplement, if any, will cover any loss by reason of default on a Mortgage Loan in an amount equal to a percentage specified in the applicable prospectus supplement of the unpaid principal balance of the Mortgage Loans. As described under "Servicing of the Mortgage Loans--Enforcement of "Due-on-Sale" Clauses; Realization Upon Defaulted Mortgage Loans," the Servicer or the Master Servicer, as the case may be, generally will be required to use its best efforts to maintain the mortgage pool insurance policy and to present claims to the pool insurer. The mortgage pool insurance policies, however, are not blanket policies against loss, since claims may only be made respecting particular defaulted Mortgage Loans and only upon satisfaction of specified conditions precedent described below. The mortgage pool insurance policies will generally not cover losses due to a failure to pay or denial of a claim under a primary mortgage insurance policy, regardless of the reason for nonpayment.

      As more specifically provided in the applicable prospectus supplement, each mortgage pool insurance policy will provide for conditions under which claims may be presented and covered under the policy. Upon satisfaction of these conditions, the pool insurer will have the option either (a) to purchase the property securing the defaulted Mortgage Loan at a price equal to its unpaid principal balance plus accrued and unpaid interest at the applicable Mortgage Interest Rate to the date of purchase plus certain Advances, or (b) to pay the amount by which the sum of the unpaid principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Interest Rate to the date of payment of the claim plus certain Advances exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under any related primary mortgage insurance policy.

      Certificateholders may experience a shortfall in the amount of interest payable on the related Certificates in connection with the payment of claims under a mortgage pool insurance policy because the pool insurer is only required to remit unpaid interest through the date a claim is paid rather than through the end of the month in which the claim is paid. In addition, Certificateholders may also experience losses with respect to the related Certificates in connection with payments made under a mortgage pool insurance policy to the extent that the related Servicer expends funds to cover unpaid real estate taxes or to repair the related Mortgaged Property in order to make a claim under a mortgage pool insurance policy, as those amounts will not be covered by payments under the policy and will be reimbursable to the related Servicer from funds otherwise payable to the Certificateholders. If any Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any from the related hazard insurance policy or applicable special hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the mortgage pool insurance policy, a Servicer will generally not be required to expend its own funds to restore the damaged property unless it determines that (a) restoration will increase the proceeds to one or more Classes of Certificates on liquidation of the Mortgage Loan after reimbursement of the related Servicer for its expenses and (b) the expenses will be recoverable by it through Liquidation Proceeds or insurance proceeds.

      A mortgage pool insurance policy and some primary mortgage insurance policies will generally not insure against loss sustained by reason of a default arising from, among other things, fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the mortgagor, the seller or other persons involved in the origination of the Mortgage Loan, failure to construct a mortgaged property in accordance with plans and specifications or bankruptcy, unless as specified in the applicable prospectus supplement, an endorsement to the mortgage pool insurance policy provides for insurance against that type of loss.

      The original amount of coverage under each mortgage pool insurance policy will be reduced over the life of the related Series of Certificates by the aggregate amount of claims paid less the aggregate of the net amounts realized by the pool insurer upon disposition of all foreclosed properties. The amount of claims paid includes some expenses incurred by the related Servicer or Master Servicer as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim. Accordingly, if aggregate net claims paid under any mortgage pool insurance policy reach the original policy limit, coverage under that mortgage pool insurance policy will be exhausted and any further losses will be borne by the related Certificates, to the extent not covered by other credit enhancements.

      Special Hazard Insurance Policy

      If specified in the prospectus supplement relating to a Series of Certificates, any insurance policy covering Special Hazard Losses obtained for a Trust will be issued by the insurer named in the applicable prospectus supplement. Each special hazard insurance policy will be subject to limitations described in this paragraph and in the applicable prospectus supplement, if any, and will protect the related Certificateholders from Special Hazard Losses. Aggregate claims under a special hazard insurance policy will be limited to the amount set forth in the related Pooling and Servicing Agreement and will be subject to reduction as described in the related Pooling and Servicing Agreement. A special hazard insurance policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the Mortgaged Property securing the Mortgage Loan has been kept in force and other protection and preservation expenses have been paid by the related Servicer or Master Servicer, as the case may be.

      In accordance with the foregoing limitations, a special hazard insurance policy will provide that, where there has been damage to the Mortgaged Property securing a foreclosed Mortgage Loan, title to which has been acquired by the insured, and to the extent the damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the related Servicer or Master Servicer, as the case may be, the insurer will pay the lesser of (i) the cost of repair or replacement of the related Mortgaged Property or (ii) upon transfer of the property to the insurer, the unpaid principal balance of the Mortgage Loan at the time of acquisition of the related property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the Mortgage Interest Rate to the date of claim settlement and certain expenses incurred by the related Servicer or Master Servicer, as the case may be, with respect to the related Mortgaged Property.

      If the Mortgaged Property is transferred to a third party in a sale approved by the special hazard insurer, the amount that the special hazard insurer will pay will be the amount under (ii) above reduced by the net proceeds of the sale of the Mortgaged Property. If the unpaid principal balance plus accrued interest and certain Advances is paid by the special hazard insurer, the amount of further coverage under the related special hazard insurance policy will be reduced by that amount less any net proceeds from the sale of the Mortgaged Property. Any amount paid as the cost of repair of the property will further reduce coverage by that amount. Restoration of the property with the proceeds described under (i) above will satisfy the condition under any mortgage pool insurance policy that the property be restored before a claim under the policy may be validly presented with respect to the defaulted Mortgage

Loan secured by the related Mortgaged Property. The payment described under (ii) above will render presentation of a claim relating to a Mortgage Loan under the related mortgage pool insurance policy unnecessary. Therefore, so long as a mortgage pool insurance policy remains in effect, the payment by the insurer under a special hazard insurance policy of the cost of repair or of the unpaid principal balance of the related Mortgage Loan plus accrued interest and certain Advances will not affect the total insurance proceeds paid to Certificateholders, but will affect the relative amounts of coverage remaining under the related special hazard insurance policy and mortgage pool insurance policy.

      Mortgagor Bankruptcy Bond

      If specified in the applicable prospectus supplement, a bankruptcy bond to cover losses resulting from proceedings under the federal Bankruptcy Code with respect to a Mortgage Loan will be issued by an insurer named in the applicable prospectus supplement. Each bankruptcy bond will cover, to the extent specified in the applicable prospectus supplement, certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a Mortgage Loan or a reduction by the court of the unpaid principal balance of a Mortgage Loan and will cover certain unpaid interest on the amount of a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under each bankruptcy bond will be set forth in the applicable prospectus supplement.

      Reserve Fund

      If specified in the applicable prospectus supplement, credit enhancement with respect to a Series of Certificates may be provided by the establishment of one or more reserve funds for the Series. Any reserve fund for a Series may be funded (i) by a deposit of cash, U.S. Treasury securities or instruments evidencing entitlements to principal or interest payments, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the applicable prospectus supplement or (ii) by the deposit from time to time of certain amounts received on or in respect of the related Mortgage Loans, as specified in the applicable prospectus supplement.

      Reserve funds may be established to provide limited protection, in an amount satisfactory to each Rating Agency, against certain interest shortfalls arising from the timing of principal prepayments, certain types of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the Bankruptcy Code or losses resulting from denial of insurance coverage due to fraud or misrepresentation in connection with the origination of a Mortgage Loan. Following each Distribution Date amounts in a reserve fund in excess of any required reserve fund amount may be released from the reserve fund under the conditions and to the extent specified in the prospectus supplement and will not be available for further application to the related Certificates.

      If specified in the prospectus supplement, any reinvestment income or other gain from investments in Eligible Investments will be credited to the related reserve fund for the Series, and any loss resulting from the investments will be charged to the reserve fund. The reserve fund for a Series will not be a part of the Trust Estate.

      Cross Collateralization

      If specified in the applicable prospectus supplement, the beneficial ownership of separate groups of Mortgage Loans included in a Trust Estate may be evidenced by separate Classes of Certificates. In this case, credit support may be provided by a cross collateralization feature which requires that distributions be made to certain Classes from Mortgage Loan payments that would otherwise be distributed to Subordinated Certificates evidencing a beneficial ownership interest in other loan groups within the same Trust Estate. As a result, the amount of credit enhancement available to a Class of Certificates against future losses on the Mortgage Loans in which that Class represents an interest may be reduced as the result of losses on a group of Mortgage Loans in which that Class has no interest. The applicable prospectus supplement for a Series that includes a cross collateralization feature will describe its specific operation.

      Overcollateralization

      If specified in the applicable prospectus supplement, subordination provisions of a Series may be used to accelerate to a limited extent the amortization of one or more Classes of Certificates relative to the amortization of the related Mortgage Loans. The accelerated amortization is achieved by the application of certain excess interest to the payment of principal of one or more Classes of Certificates. This acceleration feature creates, with respect to the Mortgage Loans or a group of Mortgage Loans, overcollateralization which results from the excess of the aggregate principal balance of the related Mortgage Loans, or group of Mortgage Loans, over the principal balance of the related Class or Classes of Certificates. This acceleration may continue for the life of the related Certificates, or may have a shorter duration. In the case of limited acceleration, once the required level of overcollateralization is reached, and subject to certain provisions specified in the applicable prospectus supplement, this limited acceleration feature may cease, unless necessary to maintain the required level of overcollateralization.

      In addition to overcollateralization which is built up during the life of the related Series as discussed in the preceding paragraph, if specified in the applicable prospectus supplement, a Series may contain overcollateralization at the initial issuance of the Certificates of such Series. Subject to certain provisions specified in the applicable prospectus supplement, the level of overcollateralization at initial issuance may increase, decrease or remain constant for the life of the related Certificates.

      Excess Interest

      If specified in the applicable prospectus supplement, the Mortgage Loans in a Trust may generate more interest than is necessary to pay the interest earned on the Classes of Certificates each month. The excess interest may be used to maintain overcollateralization, to pay interest that was previously earned but not paid to certain Classes of Certificates and to reimburse certain Classes of Certificates for losses and certain shortfalls that they experienced previously.

                       PREPAYMENT AND YIELD CONSIDERATIONS

      Pass-Through Rates

      Any Class of Certificates of a Series may have a fixed Pass-Through Rate, or a Pass-Through Rate which varies based on changes in an index or based on changes with respect to the underlying Mortgage Loans (such as, for example, varying on the basis of changes in the weighted average Net Mortgage Interest Rate of the underlying Mortgage Loans).

      The prospectus supplement for each Series will specify the range and the weighted average of the Mortgage Interest Rates and, if applicable, Net Mortgage Interest Rates for the Mortgage Loans underlying such Series as of the Cut-Off Date. If the Trust Estate includes adjustable-rate Mortgage Loans or includes Mortgage Loans with different Net Mortgage Interest Rates, the weighted average Net Mortgage Interest Rate may vary from time to time as set forth below. See "The Trust Estates." The prospectus supplement for a Series will also specify the initial Pass-Through Rate for each Class of Certificates of such Series and will specify whether each such Pass-Through Rate is fixed or is variable.

      The Net Mortgage Interest Rate for any adjustable-rate Mortgage Loan will change with any changes in the index specified in the applicable prospectus supplement on which such Mortgage Interest Rate adjustments are based, subject to any applicable periodic or aggregate caps or floors on the related Mortgage Interest Rate. The weighted average Net Mortgage Interest Rate with respect to any Series may vary due to changes in the Net Mortgage Interest Rates of adjustable-rate Mortgage Loans, to the timing of the Mortgage Interest Rate readjustments of such Mortgage Loans and to different rates of payment of principal of fixed- or adjustable-rate Mortgage Loans bearing different Mortgage Interest Rates.

      Scheduled Delays in Distributions

      At the date of initial issuance of the Certificates of each Series offered hereby, the initial purchasers of a Class of Certificates may be required to pay accrued interest at the applicable Pass-Through Rate for such Class from the

Cut-Off Date for such Series to, but not including, the date of issuance. The effective yield to Certificateholders will be below the yield otherwise produced by the applicable Pass-Through Rate because the distribution of principal and interest which is due on each Due Date will not be made until the 25th day (or, if such day is not a business day, the first business day following the 25th day) of the month in which such Due Date occurs (or until such other Distribution Date specified in the applicable prospectus supplement).

Effect of Principal Prepayments

      When a Mortgage Loan is prepaid in full, the mortgagor pays interest on the amount prepaid only to the date of prepayment and not thereafter. Liquidation Proceeds (as defined herein) and amounts received in settlement of insurance claims are also likely to include interest only to the time of payment or settlement. When a Mortgage Loan is prepaid in full or in part, an interest shortfall may result depending on the timing of the receipt of the prepayment and the timing of when those prepayments are passed through to Certificateholders. To partially mitigate this reduction in yield with respect to Prepayments in Full, the Master Servicer will be obligated, on or before each Distribution Date, to pay Compensating Interest. No comparable interest shortfall coverage will be provided by the Master Servicer with respect to liquidations of any Mortgage Loans or partial principal payments. Any interest shortfall arising from prepayments not so covered or from liquidations will be covered as provided in the applicable prospectus supplement. See "Description of the Certificates -- Distributions to Certificateholders -- Distributions of Interest."

      A lower rate of principal prepayments than anticipated would negatively affect the total return to investors in any Certificates of a Series that are offered at a discount to their principal amount and a higher rate of principal prepayments than anticipated would negatively affect the total return to investors in the Certificates of a Series that are offered at a premium to their principal amount. The yield on Certificates that are entitled solely or disproportionately to distributions of principal or interest may be particularly sensitive to prepayment rates, and further information with respect to yield on such Certificates will be included in the applicable prospectus supplement.

Weighted Average Life of Certificates

      The Mortgage Loans may be prepaid in full or in part at any time. Mortgage Loans generally will not provide for a prepayment penalty but may so provide if indicated in the applicable prospectus supplement. Fixed rate Mortgage Loans generally will contain due-on-sale clauses permitting the mortgagee to accelerate the maturities of the Mortgage Loans upon conveyance of the related Mortgaged Properties, and adjustable-rate Mortgage Loans generally will permit creditworthy borrowers to assume the then-outstanding indebtedness on the Mortgage Loans.

      Prepayments on Mortgage Loans are commonly measured relative to a prepayment standard or model. The prospectus supplement for each Series of Certificates may describe one or more such prepayment standards or models and contain tables setting forth the weighted average life of each Class and the percentage of the original aggregate principal balance of each Class that would be outstanding on specified Distribution Dates for such Series and the projected yields to maturity on certain Classes thereof, in each case based on the assumptions stated in such prospectus supplement, including assumptions that prepayments on the Mortgage Loans are made at rates corresponding to various percentages of the prepayment standard or model specified in such prospectus supplement.

      There is no assurance that prepayment of the Mortgage Loans underlying a Series of Certificates will conform to any level of the prepayment standard or model specified in the applicable prospectus supplement. A number of factors, including but not limited to homeowner mobility, economic conditions, natural disasters, changes in mortgagors' housing needs, job transfers, unemployment or, in the case of borrowers relying on commission income and self-employed borrowers, significant fluctuations in income or adverse economic conditions, mortgagors' net equity in the properties securing the mortgage loans, including the use of second or "home equity" mortgage loans by mortgagors or the use of the properties as second or vacation homes, servicing decisions, enforceability of due-on-sale clauses, mortgage market interest rates, mortgage recording taxes, competition among mortgage loan originators resulting in reduced refinancing costs, reduction in documentation requirements and willingness to accept higher loan-to-value ratios, and the availability of mortgage funds, may affect prepayment experience. In general, however, if prevailing mortgage interest rates fall below the Mortgage Interest Rates borne by the Mortgage Loans underlying a Series of Certificates, the prepayment rates of such Mortgage Loans are likely to be higher than if prevailing rates remain at or above the rates borne by such Mortgage Loans. Conversely, if prevailing mortgage interest rates rise above the Mortgage Interest Rates borne by the Mortgage Loans, the Mortgage Loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below such Mortgage Interest Rates. However, there can be no assurance that prepayments will rise or fall according to such changes in mortgage interest rates. It should be noted that Certificates of a Series may evidence an interest in a Trust Estate with different Mortgage Interest Rates. Accordingly, the prepayment experience of such Certificates will to some extent be a function of the mix of interest rates of the Mortgage Loans. The amount of equity in a Mortgaged Property may also affect the rate of prepayments because as the amount of equity in the Mortgaged Property increases, the related borrower is more likely to enter into a "cash-out" refinancing of the Mortgaged Property, which will result in a prepayment in full of the Mortgage Loan. In addition, the terms of the Underlying Servicing Agreements will require the related Servicer to enforce any due-on-sale clause to the extent it has knowledge of the conveyance or the proposed conveyance of the underlying Mortgaged Property; provided, however, that any enforcement action that the Servicer determines would jeopardize any recovery under any related primary mortgage insurance policy will not be required and provided, further, that the Servicer may permit the assumption of defaulted Mortgage Loans. See "Servicing of the Mortgage Loans--Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of the Mortgage Loans--Due-On-Sale Clauses" for a description of certain provisions of each Pooling and Servicing Agreement and certain legal developments that may affect the prepayment experience on the Mortgage Loans.

      Prepayments on the Mortgage Loans are also affected by the obligation or right of the Depositor, the Sponsor or other party specified in the applicable prospectus supplement to repurchase or purchase certain or all of the Mortgage Loans under certain circumstances. The Depositor will be obligated, under certain circumstances, to repurchase certain of the Mortgage Loans. In addition, if specified in the applicable prospectus supplement, the Pooling and Servicing Agreement will permit, but not require, the Depositor, and the terms of certain insurance policies relating to the Mortgage Loans may permit the applicable insurer, to purchase any Mortgage Loan which is in default or as to which default is reasonably foreseeable. The proceeds of any such purchase or repurchase will be deposited in the related Certificate Account and such purchase or repurchase will have the same effect as a prepayment in full of the related Mortgage Loan. See "The Pooling and Servicing Agreement--Assignment of Mortgage Loans to the Trustee" and "--Optional Purchases." In addition, if so specified in the applicable prospectus supplement, the Depositor or another person identified therein will have the option to purchase all, but not less than all, of the Mortgage Loans in any Trust Estate under the limited conditions specified in such prospectus supplement. For any Series of Certificates for which an election has been made to treat the Trust Estate (or one or more segregated pools of assets therein) as a REMIC, any such purchase or repurchase may be effected only pursuant to a "qualified liquidation," as defined in Code
Section 860F(a)(4)(A). See "The Pooling and Servicing Agreement--Termination; Optional Purchase of Mortgage Loans."

Refinancings

      At the request of the mortgagor, a Servicer, including the Sponsor, may allow the refinancing of a Mortgage Loan in any Trust Estate serviced by such Servicer by accepting prepayments thereon and permitting a new loan secured by a Mortgage on the same property. Upon such refinancing, the new loan will not be included in the Trust Estate. A mortgagor may be legally entitled to require the Servicer to allow such a refinancing. Any such refinancing will have the same effect as a prepayment in full of the related Mortgage Loan. In this regard a Servicer may, from time to time, implement programs designed to encourage refinancing through such Servicer, including but not limited to general or targeted solicitations, or the offering of pre-approved applications, reduced or nominal origination fees or closing costs, or other financial incentives. A Servicer may also modify the payment terms of a defaulted Mortgage Loan or encourage selling a Mortgaged Property securing a defaulted Mortgage Loan for less than the unpaid principal balance of such Mortgage Loan.

      The Sponsor has a retention program applicable to its servicing portfolio. Provided the borrower is current in his or her mortgage payment obligations, the Sponsor may agree to refinance the mortgage loan in order to reduce the borrower's mortgage interest rate, through the extension of a replacement loan or the execution of a modification agreement, without the application of any significant new borrower credit or property underwriting standards. Any such refinancing will have the same effect as a prepayment in full of the related Mortgage Loan. See "The Sponsor's Mortgage Loan Programs--Mortgage Loan Underwriting; Retention Program Standards." The streamlined procedures, minimal borrower cost and the absence of significant underwriting standards associated with this retention program may result in an increase in the number of Mortgage Loans eligible for refinancing and a narrowing of the interest rate differential that may otherwise need to exist before a refinancing is practical and economic for the borrower. These factors, together with increased borrower sophistication in general regarding the benefits of refinancing may also result in a significant increase in the rate of prepayments on the Mortgage Loans. In addition, the success of the Sponsor over time in attracting borrowers to its retention program who are current in their mortgage payment obligations may result in a higher proportion of Mortgage Loans not eligible for such program remaining in the Trust Estate, thereby increasing the relative percentage of delinquent Mortgage Loans in such Trust Estate.

                         SERVICING OF THE MORTGAGE LOANS

      The servicing of the Mortgage Loans in the Trust underlying a Series of Certificates will be performed by one or more Servicers, which may include the Sponsor or its affiliates. In addition, the Sponsor will act as master servicer with respect to each Series of Certificates. The applicable prospectus supplement will identify (i) each Servicer affiliated with the Sponsor, (ii) each Servicer that services 10% or more of the Mortgage Loans and (iii) any other material servicer that is responsible for performing an aspect of the servicing on which the performance of the related Mortgage Loans or Certificates are materially dependent.

      The following is a summary of the material servicing provisions of the Underlying Servicing Agreements and the Pooling and Servicing Agreement that have been filed as exhibits to the registration statement of which this prospectus forms a part. The Underlying Servicing Agreements and the Pooling and Servicing Agreement for each Series will be filed with the SEC following the date of initial issuance of the related Certificates.

The Master Servicer

      General

      The master servicer (the "Master Servicer") with respect to each Series of Certificates will be the Sponsor. See "The Sponsor." Wells Fargo Bank conducts its master servicing and securities administration services at its offices in Columbia, Maryland. Its address there is 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 and its telephone number is (410) 884-2000. The Master Servicer generally will (a) be responsible under each Pooling and Servicing Agreement for providing general administrative services for the Trust Estate for any such Series, including, among other things, (i) administering and supervising the performance by the Servicers of their duties and responsibilities under the Underlying Servicing Agreements, (ii) oversight of payments received on Mortgage Loans, (iii) monitoring the amounts on deposit in various trust accounts, (iv) calculation of the amounts payable to Certificateholders on each Distribution Date, (v) preparation of periodic reports to the Trustee or the Certificateholders with respect to the foregoing matters, (vi) preparation of federal and applicable state and local tax and information returns; (vii) preparation of reports, if any, required under the Securities and Exchange Act of 1934, as amended and (viii) performing certain of the servicing obligations of a terminated Servicer as described below under "--The Servicers"; (b) maintain any mortgage pool insurance policy, mortgagor bankruptcy bond, special hazard insurance policy or other form of credit support that may be required with respect to any Series and (c) make advances of delinquent payments of principal and interest on the Mortgage Loans to the limited extent described herein under the heading "Servicing of Mortgage Loans--Periodic Advances and Limitations Thereon," if such amounts are not advanced by a Servicer (other than the Sponsor as a Servicer). The Master Servicer will also perform additional duties as described in the applicable Pooling and Servicing Agreement. The Master Servicer will be entitled to receive a portion of the interest payments on the Mortgage Loans included in the Trust Estate for such a Series to cover its fees as Master Servicer. The Master Servicer will be entitled to retain Liquidation Profits as additional master servicing compensation to the extent a Servicer is not entitled to retain such amounts as additional servicing compensation under the applicable Underlying Servicing Agreement. In addition, the Master Servicer will be entitled to any income from investments of funds in the Certificate Account and Payment Account as additional compensation. The Master Servicer may subcontract with any entity the obligations of the Master Servicer under any Pooling and Servicing Agreement. The Master Servicer will remain primarily liable for any such contractor's performance in accordance with the applicable Pooling and Servicing Agreement. The Master Servicer may be released from its obligations in certain circumstances.

      The Master Servicer will be required to pay certain expenses incurred in connection with the administration of the Trust Estate, which will generally include, fees or other amounts payable pursuant to any applicable agreement for the provision of credit enhancement for such Series, the fees and disbursements of any custodian, the fees of the Trustee, fees due to the independent accountants and expenses incurred in connection with distributions and reports to Certificateholders. Certain of these expenses will be reimbursable to the Master Servicer pursuant to the terms of the applicable Pooling and Servicing Agreement. Expenses that are reimbursable to the Master Servicer include, but are not limited to, legal expenses incurred in connection with the prosecution or defense of any legal action (including any such expenses incurred by the Trustee), expenses incurred as a result of a transfer of servicing and certain taxes incurred by the Master Servicer. Any loss to the Trust Estate as a result of such reimbursement will be allocated first to the Subordinated Certificates of a Series before being allocated to the related Senior Certificates, or if such Series does not contain Subordinated Certificates, pro rata among the various Classes of Certificates or in another manner specified in the applicable prospectus supplement.

      The Master Servicer may not resign from its obligations and duties under the Pooling and Servicing Agreement for each Series, except (i) upon the appointment of a successor and the receipt by the Trustee of a letter from each Rating Agency rating the affected Series of Certificates that its resignation and the appointment of a successor will not result in a downgrade of such Certificates or (ii) upon its determination that its duties thereunder are no longer permissible under applicable law. No such resignation will become effective until the Trustee for such Series or a successor master servicer has assumed the Master Servicer's responsibilities, duties, liabilities and obligations under the Pooling and Servicing Agreement. If the Master Servicer resigns for any of the foregoing reasons and the Trustee is unable or unwilling to assume responsibility for its duties under the Pooling and Servicing Agreement, it may appoint another institution to so act as described under "The Pooling and Servicing Agreement--Rights Upon Event of Default."

      The Pooling and Servicing Agreement will also provide that neither the Master Servicer nor any subcontractor, nor any partner, director, officer, employee or agent of any of them, will be under any liability to the Trust Estate or the Certificateholders, for the taking of any action or for refraining from the taking of any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, any subcontractor, nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties thereunder. The Pooling and Servicing Agreement will further provide that the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of either of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with the performance of their duties and obligations and any legal action relating to the Pooling and Servicing Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties thereunder or by reason of reckless disregard of his or its obligations and duties thereunder. In addition, the Pooling and Servicing Agreement will provide that the Master Servicer will not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under the Pooling and Servicing Agreement and that in its opinion may involve it in any expense or liability. The Master Servicer may, however, in its discretion, undertake any such action deemed by it necessary or desirable with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder if the Certificateholders offer the Master Servicer reasonable security or indemnity against the costs, expenses and liabilities that may be incurred. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Estate and the Master Servicer will be entitled to be reimbursed therefor out of the Certificate Account, and any loss to the Trust Estate arising from such right of reimbursement will be allocated first to the Subordinated Certificates of a Series before being allocated to the related Senior Certificates, or if such Series does not contain Subordinated Certificates, pro rata among the various Classes of Certificates or in another manner specified in the applicable Pooling and Servicing Agreement.

      Any person into which the Master Servicer may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Master Servicer is a party, or any person succeeding to the business through the transfer of substantially all of its assets or all assets relating to such business, or otherwise, of the Master Servicer will be the successor of the Master Servicer under the Pooling and Servicing Agreement for each Series provided that such successor or resulting entity has a net worth of not less than $15,000,000 and is qualified to service mortgage loans for Fannie Mae or Freddie Mac.

      The Master Servicer also has the right, without the prior written consent of the Trustee, to assign its rights and delegate its duties and obligations under the Pooling and Servicing Agreement for each Series; provided that, if the Master Servicer desires to be released from its obligations under the Pooling and Servicing Agreement, (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, (ii) the purchaser is satisfactory to the Trustee for such Series, in the reasonable exercise of its judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under the Pooling and Servicing Agreement from and after the date of such agreement; and (iii) each applicable Rating Agency's rating of any Certificates for such Series in effect immediately prior to such assignment, sale or transfer would not be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency. The Master Servicer will be released from its obligations under the Pooling and Servicing Agreement upon any such assignment and delegation, except that the Master Servicer will remain liable for all liabilities and obligations incurred by it prior to the time that the conditions contained in clauses (i), (ii) and (iii) above are met. In addition, the Master Servicer shall have the right, without the written consent of the Trustee, to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under the Pooling and Servicing Agreement and will so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In the event of any asignment or delegation of duties by the Master Servicer, the Depositor will report such event on Form 8-K.

      Master Servicing Experience and Procedures of Wells Fargo Bank

      Wells Fargo Bank, including its predecessors, has been involved with the master servicing of residential mortgage loans since 1989. These master servicing activities include independently calculating monthly loan balances based on servicer data, comparing its results to servicer loan-level reports and reconciling any discrepancies with the servicers. The master servicing activities also include reviewing the servicing of defaulted loans for compliance with the terms of the applicable Pooling and Servicing Agreement. The master servicing activities are handled at Wells Fargo Bank's location in Columbia, Maryland.

      The following table shows the number of issuances and the aggregate initial principal balances of residential mortgage-backed securities for which Wells Fargo Bank acts as master servicer during each of the periods indicated:

                                                                                Six-Months Ended
              2002                    2003                    2004               June 30, 2005
----------------------  --------------------  ---------------------  ----------------------------
            Aggregate              Aggregate              Aggregate                  Aggregate
             Initial                Initial                Initial                    Initial
 No. of     Principal    No. of    Principal   No. of     Principal    No. of        Principal
Issuances    Balance    Issuances   Balance   Issuances    Balance    Issuances       Balance




      In addition, the Master Servicer will be responsible for securities administration of each Trust. Wells Fargo Bank, including it predecessors, has been involved with the securities administration of residential mortgage loans, commercial mortgage loans, auto loans, student loans and collateralized debt obligations. Wells Fargo Bank, including its predecessors, has been involved in the securities administration of residential mortgage loans since 1989. These securities administration activities, which include calculations of payments on certificates are handled at Wells Fargo Bank's location in Columbia, Maryland.

      The following table shows the number of issuances and the aggregate initial principal balances of residential mortgage-backed securities which Wells Fargo Bank acts as securities administrator during each of the periods indicated:

                                                                                Six-Months Ended
              2002                    2003                    2004               June 30, 2005
----------------------  --------------------  ---------------------  ----------------------------
            Aggregate              Aggregate              Aggregate                  Aggregate
             Initial                Initial                Initial                    Initial
 No. of     Principal    No. of    Principal   No. of     Principal    No. of        Principal
Issuances    Balance    Issuances   Balance   Issuances    Balance    Issuances       Balance




The Servicers

      For each Series, the Sponsor and one or more other servicers (each, a "Servicer") specified in the applicable prospectus supplement, will provide certain customary servicing functions with respect to Mortgage Loans pursuant to separate servicing agreements with the Master Servicer, the Sponsor or an affiliate thereof (each, an "Underlying Servicing Agreement"). The rights of the Master Servicer, the Sponsor or such affiliate under the applicable Underlying Servicing Agreements in respect of the Mortgage Loans included in the Trust Estate for any such Series will be assigned (directly or indirectly) to the Trustee for such Series. The Servicers may be entitled to withhold their Servicing Fees and certain other fees and charges from remittances of payments received on Mortgage Loans serviced by them.

      Each Servicer generally will be approved by Fannie Mae or Freddie Mac as a servicer of mortgage loans and must be approved by the Master Servicer. In determining whether to approve a Servicer, the Master Servicer will perform a review of the Servicer that includes minimum net worth requirements, servicing experience, errors and omissions and fidelity bond coverage and other standards to be set forth in the applicable Underlying Servicing Agreement. In addition, the Master Servicer's mortgage servicing personnel will review the Servicer's servicing record and evaluate the ability of the Servicer to conform with required servicing procedures. Once a Servicer is approved, the Master Servicer will continue to monitor the compliance of the Servicer according to the Underlying Servicing Agreement on an annual basis.

      The duties to be performed by each Servicer include collection and remittance of principal and interest payments on the Mortgage Loans, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures, and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagor and have not been determined by the Servicer to be not recoverable under the applicable insurance policies with respect to such Series, from proceeds of liquidation of such Mortgage Loans or otherwise. Each Servicer also will provide such accounting and reporting services as are necessary to enable the Master Servicer to provide required information to the Trustee or Paying Agent with respect to the Mortgage Loans included in the Trust Estate for such Series. Each Servicer is entitled to a periodic Servicing Fee equal to a specified percentage of the outstanding principal balance of each Mortgage Loan serviced by such Servicer. With the consent of the Master Servicer, any of the servicing obligations of a Servicer may be delegated to another person approved by the Master Servicer. In addition, certain limited duties of a Servicer may be delegated without consent. In the event a Servicer delegates obligations to a subservicer that meets the thresholds provided in Item 1108(a)(3) of Regulation AB (17 C.F.R. 229.1108), the applicable prospectus supplement will provide the disclosure required by
Item 1108(b) and (c) of Regulation AB (17 C.F.R. 229.1108). In the event that such appointment occurs after the issuance of the related series of Certificates, the Depositor will report such appointment on Form 8-K.

      The Trustee, or if so provided in the applicable Pooling and Servicing Agreement, the Master Servicer, may terminate a Servicer who has failed to comply with its covenants or breached one of its representations contained in the Underlying Servicing Agreement or in certain other circumstances. Upon termination of a Servicer (other than the Sponsor as a Servicer), the Master Servicer will assume certain servicing obligations of the terminated Servicer, or, at its option, may appoint a substitute Servicer acceptable to the Trustee (which substitute Servicer may be the Sponsor) to assume the servicing obligations of the terminated Servicer. The Master Servicer's obligations to act as a servicer following the termination of an Underlying Servicing Agreement will not, however, require the Master Servicer to purchase a Mortgage Loan from the Trust Estate due to a breach by such Servicer of a representation or warranty in respect of such Mortgage Loan. Upon the termination of the Sponsor as Servicer, the Trustee will appoint a successor. See "--Servicer Defaults" below.

      The Trustee or a successor servicer is entitled to be reimbursed for its costs in effecting a servicing transfer from the predecessor servicer. In the event that the predecessor servicer fails to reimburse the Trustee or successor servicer, the Trustee or successor servicer will be entitled to reimbursement from the assets of the related Trust.

      The applicable Underlying Servicing Agreement provides that neither the Sponsor (as a Servicer), any subservicer appointed by it, nor any of their respective partners, directors, officers, employees or agents, or its delegees will be under any liability to the Master Servicer or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to the related Underlying Servicing Agreement, or for errors in judgment; provided, however, that the Sponsor, any subservicer or any of their respective partners, directors, officers, employees or agents, or its delegees are not protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties under the related Underlying Servicing Agreement.

      The applicable Underlying Servicing Agreement provides that the Sponsor (as a Servicer) may not sell or transfer the servicing of the applicable Mortgage Loans without the prior written consent of the Master Servicer. Any proposed transferee of servicing must agree to enter into a servicing agreement with the Master Servicer substantially in the form of the original Underlying Servicing Agreement and must be approved by the Master Servicer and the applicable Rating Agencies. The applicable Underlying Servicing Agreement permits the Sponsor to delegate certain of its duties under the applicable Underlying Servicing Agreement, provided that the Sponsor shall remain liable to the Master Servicer for the performance of the Servicer's duties and obligations under the applicable Underlying Servicing Agreement.

      The information provided in the two preceding paragraphs describes provisions relating to the Underlying Servicing Agreement of the Sponsor. Any provisions of the Underlying Servicing Agreements of the other Servicers that are not substantially similar to the provisions set forth above will be described in the applicable prospectus supplement.

Servicing Experience and Procedures of Wells Fargo Bank

      Servicing Experience

      Wells Fargo Bank, including it predecessors have many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers.

      Wells Fargo Bank's servicing portfolio of residential mortgage loans (which includes Prime 30-Year Fixed-Rate Relocation Loans, Prime 30-Year Fixed-Rate Non-Relocation Loans, Prime 15-Year Fixed-Rate Loans and Prime Adjustable-Rate Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $745.5 billion as of the end of 2004. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae, Freddie Mac and Federal Home Loan Banks or mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs) for each of the different "asset types" set forth in the table:

                                    As of                     As of                      As of                 Six-Months Ended
                              December 31, 2002         December 31, 2003          December 31, 2004            June 30, 2005
                             -----------------------   -----------------------   -----------------------   ------------------------
                                           Aggregate                 Aggregate                 Aggregate                  Aggregate
                                            Original                  Original                  Original                   Original
                                           Principal                 Principal                 Principal                  Principal
Asset                        No. of         Balance    No. of         Balance    No. of         Balance     No. of         Balance
Type                         Loans         of Loans    Loans         of Loans    Loans         of Loans     Loans         of Loans
--------------------------

Prime 30-Year Fixed-Rate
  Relocation Loans
Prime 30-Year Fixed-Rate
Non-Relocation Loans
Prime 15-Year Fixed-Rate
Loans
Prime Adjustable-Rate
Loans


      Servicing Procedures

      Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo Bank's automated loan servicing system. Wells Fargo Bank then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable Pooling and Servicing Agreement and applicable Underlying Servicing Agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans. Wells Fargo Bank may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable Pooling and Servicing Agreement and the applicable Underlying Servicing Agreement.

      Wells Fargo Bank's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo Bank to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo Bank's Voice Response Unit ("VRU") to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo Bank's automated servicing system. If timely payment is not received, Wells Fargo Bank's automated loan servicing system automatically places the Mortgage Loan in the assigned collector's queue and collection procedures are generally initiated on the 16th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo Bank's automated loan servicing system automatically removes the Mortgage Loan from that collector's queue.

      When a Mortgage Loan appears in a collector's queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo Bank supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo Bank determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

      Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, located in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo Bank through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

      Prior to a foreclosure sale, Wells Fargo Bank performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis.

      If Wells Fargo Bank acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

      Wells Fargo Bank's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo Bank will obtain force-placed insurance at the borrower's expense.

      Any material changes from the servicing policies and procedures of Wells Fargo Bank set forth herein will be described in the applicable prospectus supplement.

      Payments on Mortgage Loans

      The Master Servicer will, as to each Series of Certificates, establish and maintain a separate trust account in the name of the Trustee (the "Certificate Account"). Such account may be established at Wells Fargo Bank or an affiliate thereof. Each such account must be maintained with a depository institution ("Depository") either (i) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) are, at the time of any deposit therein rated in at least one of the two highest rating categories by each nationally recognized statistical rating organization that rated the related Series of Certificates, or (ii) that is otherwise acceptable to the Rating Agency or Rating Agencies rating the Certificates of such Series and, if a REMIC election has been made, that would not cause the related Trust Estate (or one or more segregated pools of assets therein) to fail to qualify as a REMIC. To the extent that the portion of funds deposited in the Certificate Account at any time exceeds the limit of insurance coverage established by the Federal Deposit Insurance Corporation (the "FDIC"), such excess will be subject to loss in the event of the failure of the Depository. Such insurance coverage will be based on the number of holders of Certificates, rather than the number of underlying mortgagors. Holders of the Subordinated Certificates of a Series will bear any such loss up to the amount of principal payments on the related Mortgage Loans to which such holders are entitled.

      Pursuant to the applicable Underlying Servicing Agreements with respect to a Series, each Servicer may be required to establish and maintain one or more accounts (collectively, the "Servicer Custodial Account") into which the Servicer will be required to deposit on a daily basis amounts received with respect to Mortgage Loans serviced by such Servicer included in the Trust Estate for such Series, as more fully described below. Each required Servicer Custodial Account must generally be a separate custodial account insured to the available limits by the FDIC or otherwise acceptable to the applicable Rating Agencies (such eligible account, an "Eligible Custodial Account") and limited to funds held with respect to a particular Series, unless the Underlying Servicing Agreement specifies that a Servicer may establish an account which is an eligible account to serve as a unitary Servicer Custodial Account both for such Series and for other Series of Certificates for which Wells Fargo Bank is the Master Servicer and having the same financial institution acting as Trustee and to be maintained in the name of such financial institution, in its respective capacities as Trustee for each such Series. Notwithstanding the foregoing, the Sponsor will be permitted to commingle funds in its Servicer Custodial Account with its general assets until such time as such funds are required to be remitted to the Certificate Account for so long as (i) a master guarantee of Wells Fargo Bank's remittance obligation has been issued by its parent, Wells Fargo & Company ("Wells Fargo") for the benefit of the Certificateholders and is currently in force and (ii) the short-term debt or long-term debt of Wells Fargo is rated by the Rating Agencies in their highest short-term or highest long-term category or in such lower rating category that would not result in a downgrading or withdrawal of the rating then assigned to any Class of Certificates by the Rating Agencies or result in any rated Class of Certificates being placed on credit review status by the Rating Agencies.

      The "Remittance Date" with respect to any Distribution Date generally will be (i) for any Mortgage Loan serviced by a Servicer other than the Sponsor, the 18th day of each month, or if any such day is not a business day, the preceding business day and (ii) for any Mortgage Loan serviced by the Sponsor, the 24th day of each month, or if any such day is not a business day, the preceding business day.

      Each Servicer will be required to deposit in the Certificate Account for each Series of Certificates on the first Remittance Date any amounts representing scheduled payments of principal and interest on the Mortgage Loans serviced by such Servicer due after the applicable Cut-Off Date but received on or prior thereto, and will deposit in the Servicer Custodial Account on receipt and on the Remittance Date will remit to the Master Servicer for deposit in the Certificate Account, the following payments and collections received or made by such Servicer with respect to the Mortgage Loans serviced by such Servicer subsequent to the applicable Cut-Off Date (other than (a) payments due on or before the Cut-Off Date, (b) amounts held for future distribution, (c) amounts representing certain expenses reimbursable to the Servicer, (d) amounts representing reimbursements for Periodic Advances made by the Servicer, (e) amounts representing additional servicing compensation and (f) any other amounts permitted to be retained by the Servicer pursuant to the applicable Underlying Servicing Agreement):

            (i) all payments on account of principal, including prepayments, and interest;

            (ii) all Liquidation Proceeds less, to the extent permitted under the applicable Underlying Servicing Agreement, the amount of any expenses incurred in connection with the liquidation of such Mortgage Loans;

            (iii) all proceeds received by the Servicer under any title, hazard or other insurance policy covering any such Mortgage Loan, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the mortgagor in accordance with the Underlying Servicing Agreement;

            (iv) all Periodic Advances made by the Servicer;

            (v) all amounts withdrawn from Buy-Down Funds or Subsidy Funds, if any, with respect to such Mortgage Loans, in accordance with the terms of the respective agreements applicable thereto;

            (vi) all proceeds of any such Mortgage Loans or property acquired in respect thereof purchased or repurchased pursuant to the Pooling and Servicing Agreement or the Underlying Servicing Agreement; and

            (vii) all other amounts required to be deposited therein pursuant to the applicable Pooling and Servicing Agreement or the Underlying Servicing Agreement.

      Notwithstanding the foregoing, if at any time the sums in (x) any Servicer Custodial Account, other than any Eligible Custodial Account, exceed $100,000 or
(y) any such Servicer Custodial Account, in certain circumstances, exceed such amount less than $100,000 as shall have been specified by the Master Servicer, the Servicer will be required within one business day to withdraw such excess funds from such account and remit such amounts to the Certificate Account.

      Notwithstanding the foregoing, each Servicer will be entitled, at its election, either (a) to withhold and pay itself the applicable Servicing Fee from any payment or other recovery on account of interest as received and prior to deposit in the Servicer Custodial Account or (b) to withdraw from the Servicer Custodial Account the applicable Servicing Fee after the entire payment or recovery has been deposited in such account.

      The Master Servicer or Trustee will deposit in the Certificate Account any Periodic Advances made by the Master Servicer or Trustee in the event of a Servicer default or as otherwise required by the Pooling and Servicing Agreement not later than the Distribution Date on which such amounts are required to be distributed. All other amounts will be deposited in the Certificate Account not later than the business day next following the day of receipt and posting by the Master Servicer. Prior to each Distribution Date, the Master Servicer will withdraw from the Certificate Account and cause to be deposited into an account established by the Paying Agent for distribution to Certificateholders all amounts allocable to the Pool Distribution Amount for such Distribution Date.

      If a Servicer, the Master Servicer or the Trustee deposits in the Certificate Account for a Series any amount not required to be deposited therein, the Master Servicer may at any time withdraw such amount from such account for itself or for remittance to such Servicer or the Trustee, as applicable. Funds on deposit in the Certificate Account may be invested in certain investments acceptable to the Rating Agencies ("Eligible Investments") maturing in general not later than the business day preceding the next Distribution Date. In the event that an election has been made to treat the Trust Estate (or one or more segregated pools of assets therein) with respect to a Series as a REMIC, no such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an opinion of counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate (or segregated pool of assets) to be subject to the tax on "prohibited transactions" imposed by Code Section 860F(a)(1), otherwise subject the Trust Estate (or segregated pool of assets) to tax, or cause the Trust Estate (or any segregated pool of assets) to fail to qualify as a REMIC while any Certificates of the Series are outstanding. Except as otherwise specified in the applicable prospectus supplement, all income and gain realized from any such investment will be for the account of the Master Servicer as additional compensation and all losses from any such investment will be deposited by the Master Servicer out of its own funds to the Certificate Account immediately as realized.

            The Master Servicer is permitted, from time to time, to make withdrawals from the Certificate Account for the following purposes, to the extent permitted in the applicable Pooling and Servicing Agreement (and, in the case of Servicer reimbursements by the Master Servicer, only to the extent funds in the respective Servicer Custodial Account are not sufficient therefor):

            (i) to reimburse the Master Servicer, the Trustee or any Servicer for Advances;

            (ii) to reimburse any Servicer for liquidation expenses and for amounts expended by itself or any Servicer, as applicable, in connection with the restoration of damaged property;

            (iii) to pay to itself the applicable Master Servicing Fee and any other amounts constituting additional master servicing compensation, to pay any other fees described in the applicable prospectus supplement; and to pay to the owner thereof any Fixed Retained Yield;

            (iv) to reimburse itself or any Servicer for certain expenses (including amounts as to which a Servicer is entitled to reimbursement for taxes paid on behalf of the Trust Estate) incurred by and recoverable by or reimbursable to itself or the Servicer, as applicable;

            (v) to pay to the Depositor, a Servicer or itself with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased by the Depositor or purchased by a Servicer or the Master Servicer all amounts received thereon and not distributed as of the date as of which the purchase price of such Mortgage Loan was determined;

            (vi) to pay to itself any interest earned on or investment income earned with respect to funds in the Certificate Account (all such interest or income to be withdrawn not later than the next Distribution Date);

            (vii) to pay to itself, the Servicer and the Trustee from net Liquidation Proceeds allocable to interest, the amount of any unpaid Master Servicing Fee or Servicing Fees and any unpaid assumption fees, late payment charges or other mortgagor charges on the related Mortgage Loan;

            (viii) to remit funds to the Paying Agent;

            (ix) to withdraw from the Certificate Account any amount deposited in such account that was not required to be deposited therein; and

            (x) to clear and terminate the Certificate Account.

      A paying agent (the "Paying Agent"), which may be the Trustee, will be appointed pursuant to the Pooling and Servicing Agreement to make distributions on behalf of the Trustee to Certificateholders of a Series. The Master Servicer may remove or replace the Paying Agent. The Master Servicer will, prior to each Distribution Date, deposit in immediately available funds in an account (the "Payment Account") designated by the Paying Agent the amount required to be distributed to the Certificateholders on such Distribution Date. Funds on deposit in the Payment Account may be invested in Eligible Investments, as directed by the Master Servicer. All income and gain realized from any such investment will be for the account of the Master Servicer or such other party identified in the applicable prospectus supplement as additional compensation and all losses from any such investment will be deposited by the Master Servicer or such other party out of its own funds to the Payment Account immediately as realized.

The Trustee will cause any Paying Agent that is not the Trustee or the Master Servicer to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent will:

            (1) hold all amounts deposited with it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as provided in the applicable Pooling and Servicing Agreement;

            (2) give the Trustee notice of any default by the Master Servicer in the making of such deposit; and

            (3) at any time during the continuance of any such default, upon written request to the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

Periodic Advances and Limitations Thereon

      Generally each Servicer will be required to make (i) advances to cover delinquent payments of principal and interest (a "Periodic Advance") on such Mortgage Loan and (ii) other advances of cash ("Other Advances" and, collectively with Periodic Advances, "Advances") to cover (x) delinquent payments of taxes, insurance premiums, and other escrowed items and (y) rehabilitation expenses and foreclosure costs, including reasonable attorneys' fees, in either case unless such Servicer has determined that any subsequent payments on that Mortgage Loan or from the borrower will ultimately not be available to reimburse such Servicer for such amounts. The failure of the Servicer to make any required Periodic Advances or Other Advances under an Underlying Servicing Agreement constitutes a default under such agreement for which the Servicer will be terminated. Upon default by a Servicer, other than the Sponsor as a Servicer, the Master Servicer may, and upon default by the Sponsor the Trustee may be required to make Periodic Advances to the extent necessary to make required distributions on certain Certificates or certain Other Advances, provided that the Master Servicer or Trustee, as applicable, determines that funds will ultimately be available to reimburse it. In the case of Certificates of any Series for which credit enhancement is provided in the form of a mortgage pool insurance policy, the Depositor may obtain an endorsement to the mortgage pool insurance policy which obligates the pool insurer to advance delinquent payments of principal and interest. The pool insurer would only be obligated under such endorsement to the extent the mortgagor fails to make such payment and the Master Servicer or Trustee fails to make a required advance.

      Any such Periodic Advances by the Servicers or the Master Servicer or Trustee, as the case may be, must be deposited into the applicable Servicer Custodial Account or the Certificate Account and will be due no later than the business day before the Distribution Date to which such delinquent payment relates. Advances by the Servicers or the Master Servicer or Trustee, as the case may be, will be reimbursable out of insurance proceeds or Liquidation

Proceeds of, or, except for Other Advances, future payments on, the Mortgage Loans for which such amounts were advanced. If an Advance made by a Servicer, the Master Servicer or the Trustee later proves, or is deemed by the Master Servicer or the Trustee, to be unrecoverable, such Servicer, the Master Servicer or the Trustee, as the case may be, will be entitled to reimbursement from funds in the Certificate Account prior to the distribution of payments to the Certificateholders in accordance with the Pooling and Servicing Agreement.

      Any Periodic Advances made by a Servicer, the Master Servicer or the Trustee with respect to Mortgage Loans included in the Trust Estate for any Series are intended to enable the Trustee or Paying Agent to make timely payment of the scheduled distributions of principal and interest on the Certificates of such Series. However, neither the Master Servicer, the Trustee, Paying Agent, any Servicer nor any other person will, except as otherwise specified in the applicable prospectus supplement, insure or guarantee the Certificates of any Series or the Mortgage Loans included in the Trust Estate for any Certificates.

PMI Advances

      If a Servicer has recovered all Liquidation Proceeds with respect to a Mortgage Loan other than amounts it expects to receive from a primary mortgage insurer, the Servicer may, if the applicable Underlying Servicing Agreement so provides, advance the amount expected to be received from the primary mortgage insurer (a "PMI Advance"). If a PMI Advance is made, the Mortgage Loan will be considered a Liquidated Loan and the PMI Advance will be considered a part of the Liquidation Proceeds. The Servicer will be entitled to reimbursement for the PMI Advance from the amounts received from the primary mortgage insurer. In the event that the amount received from the primary mortgage insurer is less than the related PMI Advance, the Servicer will be entitled to recover the amount of the unreimbursed PMI Advance from any other funds on deposit in the applicable Servicer Custodial Account.

Collection and Other Servicing Obligations

      Each Servicer will be required by the related Underlying Servicing Agreement to make reasonable efforts to collect all payments called for under the Mortgage Loans and, consistent with the applicable Underlying Servicing Agreement and any applicable agreement governing any form of credit enhancement, to follow such collection procedures as it follows with respect to mortgage loans serviced by it that are comparable to the Mortgage Loans. Consistent with the above, the Servicer may, in its discretion, (i) waive any prepayment charge, assumption fee, late payment charge or any other charge in connection with the prepayment of a Mortgage Loan and (ii) arrange with a mortgagor a schedule for the liquidation of deficiencies running for a period conforming to acceptable servicing practices (or such shorter period provided by the Underlying Servicing Agreement) provided that such period will not result in a "significant modification" of the Mortgage Loan under the REMIC provisions.

      Under each Underlying Servicing Agreement, each Servicer, to the extent permitted by law, will establish and maintain one or more escrow accounts (each such account, a "Servicing Account") in which each such Servicer will be required to deposit any payments made by mortgagors in advance for taxes, assessments, primary mortgage (if applicable) and hazard insurance premiums and other similar items. Withdrawals from the Servicing Account may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance, to refund to mortgagors amounts determined to be overages, to pay interest to mortgagors on balances in the Servicing Account, if required, and to clear and terminate such account. Each Servicer will be responsible for the administration of its Servicing Account. A Servicer will be obligated to advance certain amounts which are not timely paid by the mortgagors, to the extent that it determines, in good faith, that they will be recoverable out of insurance proceeds, liquidation proceeds, or otherwise. Alternatively, in lieu of establishing a Servicing Account, a Servicer may procure a performance bond or other form of insurance coverage, in an amount acceptable to the Master Servicer and each Rating Agency rating the related Series of Certificates, covering loss occasioned by the failure to escrow such amounts.

Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans

      With respect to each Mortgage Loan, the applicable Underlying Servicing Agreement will generally provide that, when any Mortgaged Property is about to be conveyed by the mortgagor, the Servicer will, to the extent it has knowledge of such prospective conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, if any, unless (i) such exercise is not permissible under applicable law; (ii) such exercise would result in loss of insurance coverage with respect to such Mortgage Loan or would, in the Servicer's judgment, be reasonably likely to result in litigation by the mortgagor and such Servicer has not obtained the Master Servicer's consent to such exercise; or (iii) in the case of a Mortgage Loan having an adjustable interest rate, (a) the mortgagor causes to be submitted to the Servicer information required by the Servicer to evaluate the intended transferee as if a new loan were being made to the transferee; and (b) the Servicer reasonably determines that the Servicer's security will not be impaired by the loan assumption and that the risk of a breach of any covenant or agreement in the Mortgage Note or the Mortgage is acceptable to the Servicer. In any case, the Servicer is authorized to take or enter into an assumption and modification agreement from or with the person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the mortgagor remains liable thereon, provided that the Mortgage Loan will continue to be covered by any pool insurance policy and any related primary mortgage insurance policy and the Mortgage Interest Rate with respect to such Mortgage Loan and the payment terms shall remain unchanged. The Servicer will also be authorized, with the prior approval of the pool insurer and the primary mortgage insurer, if any, to enter into a substitution of liability agreement with such person, pursuant to which the original mortgagor is released from liability and such person is substituted as mortgagor and becomes liable under the Mortgage Note.

      Each Underlying Servicing Agreement and Pooling and Servicing Agreement with respect to a Series will require the Servicer or the Master Servicer, as the case may be, to present claims to the insurer under any insurance policy applicable to the Mortgage Loans included in the Trust Estate for such Series and to take such reasonable steps as are necessary to permit recovery under such insurance policies with respect to defaulted Mortgage Loans, or losses on the Mortgaged Property securing the Mortgage Loans.

      Each Servicer is obligated under the applicable Underlying Servicing Agreement for each Series to realize upon defaulted Mortgage Loans in accordance with its normal servicing practices, which will conform generally to those of prudent mortgage lending institutions which service mortgage loans of the same type in the same jurisdictions. The Servicer may exercise its discretion to enter into forbearance arrangements with borrowers for specified time periods, however, during such time periods the Servicer will report the related mortgage loan to be in a delinquent status. In addition, the Servicer is authorized under the applicable Underlying Servicing Agreement to permit the assumption of a defaulted Mortgage Loan rather than to foreclose or accept a deed-in-lieu of foreclosure if, in the Servicer's judgment, the default is unlikely to be cured and the assuming borrower meets Wells Fargo Bank's applicable underwriting guidelines. In connection with any such assumption, the Mortgage Interest Rate and the payment terms of the related Mortgage Note will not be changed. Each Servicer may also, with the consent of the Master Servicer, modify the payment terms of Mortgage Loans that are in default, or as to which default is reasonably foreseeable, that remain in the Trust Estate rather than foreclose on such Mortgage Loans; provided that no such modification shall forgive principal owing under such Mortgage Loan or permanently reduce the interest rate on such Mortgage Loan. Any such modification will be made only upon the determination by the Servicer and the Master Servicer that such modification is likely to increase the proceeds of such Mortgage Loan over the amount expected to be collected pursuant to foreclosure. A Servicer may permit the capitalization of the interest portion of unreimbursed Periodic Advances and the amount of any unreimbursed Other Advances previously made by the Servicer in connection with the modification of a delinquent Mortgage Loan. The Servicer will be entitled to retain the portions of any modified monthly payment subsequently made by the borrower which represent (i) the amount so capitalized together with interest thereon and (ii) the principal portion of Periodic Advances unreimbursed to the Servicer as of the date of the modification, together with interest thereon. In the event of a subsequent uncured default by the borrower under the related modification agreement, the Servicer will be entitled to recover, from Liquidation Proceeds on the related Mortgage Loan, the amount of all its Periodic Advances and/or Other Advances, including those that were capitalized at the time of the modification, without interest on such advances except to the extent previously paid by the borrower. See also "The Pooling and Servicing Agreement--Optional Purchases," below, with respect to the Depositor's right to repurchase Mortgage Loans that are in default. Further, a Servicer may encourage selling a Mortgaged Property securing a defaulted Mortgage Loan for less than the unpaid principal balance of such Mortgage Loan. In connection with the decision of the Servicer regarding the foreclosure or assumption of a Mortgage Loan, the modification of the related Mortgage Note or any other action to be taken with respect to a defaulted Mortgage Loan, the Servicer is expressly permitted by the Underlying Servicing Agreement to take into account the interests of the borrower. The Servicer may also make other modifications with the consent of the Master Servicer if an opinion of counsel is delivered to the Trustee to the effect that such modification will not give rise to a new debt instrument for federal income tax purposes. However, no opinion is required to be delivered in connection with the reamortization of a Mortgage Loan over the remaining original term after the outstanding principal balance of the Mortgage Loan has been reduced by a Curtailment.

      In the case of foreclosure or of damage to a Mortgaged Property from an uninsured cause, the Servicer will not be required to expend its own funds to foreclose or restore any damaged property, unless it reasonably determines (i) that such foreclosure or restoration will increase the proceeds to Certificateholders of such Series of liquidation of the Mortgage Loan after reimbursement to the related Servicer for its expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds or any applicable insurance policy in respect of such Mortgage Loan. In the event that Servicer has expended its own funds for foreclosure or to restore damaged property, it will be entitled to be reimbursed from the Certificate Account for such Series an amount equal to all costs and expenses incurred by it.

      The Sponsor as a Servicer will not be obligated to, and any other Servicer will not (except with the express written approval of the Master Servicer), foreclose on any Mortgaged Property which it believes may be contaminated with or affected by hazardous wastes or hazardous substances. See "Certain Legal Aspects of the Mortgage Loans--Environmental Considerations." If a Servicer does not foreclose on a Mortgaged Property, the Certificateholders of the related Series may experience a loss on the related Mortgage Loan. A Servicer will not be liable to the Certificateholders if it fails to foreclose on a Mortgaged Property which it believes may be so contaminated or affected, even if such Mortgaged Property is, in fact, not so contaminated or affected. Conversely, a Servicer will not be liable to the Certificateholders if, based on its belief that no such contamination or effect exists, the Servicer forecloses on a Mortgaged Property and takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

      The Servicer may foreclose against property securing a defaulted Mortgage Loan either by foreclosure, by sale or by strict foreclosure and in the event a deficiency judgment is available against the mortgagor or other person (see "Certain Legal Aspects of the Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" for a discussion of the availability of deficiency judgments), may proceed for the deficiency. It is anticipated that in most cases the Servicer will not seek deficiency judgments, and will not be required under the applicable Underlying Servicing Agreement to seek deficiency judgments. In lieu of foreclosure, each Servicer may arrange for the sale by the borrower of the Mortgaged Property related to a defaulted Mortgage Loan to a third party, rather than foreclosing upon and selling such Mortgaged Property.

      With respect to a Trust Estate (or any segregated pool of assets therein) as to which a REMIC election has been made, if the Trustee acquires ownership of any Mortgaged Property as a result of a default or reasonably foreseeable default of any Mortgage Loan secured by such Mortgaged Property, the Trustee or Master Servicer will be required to dispose of such property prior to the close of the third calendar year following the year the Trust Estate acquired such property (or such shorter period as is provided in the applicable Underlying Servicing Agreement) unless the Trustee (a) receives an opinion of counsel to the effect that the holding of the Mortgaged Property by the Trust Estate will not cause the Trust Estate to be subject to the tax on "prohibited transactions" imposed by Code Section 860F(a)(1) or cause the Trust Estate (or any segregated pool of assets therein as to which one or more REMIC elections have been made or will be made) to fail to qualify as a REMIC or (b) applies for and is granted an extension of the applicable period in the manner contemplated by Code Section 856(e)(3). The Servicer also will be required to administer the Mortgaged Property in a manner which does not cause the Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Code Section 860G(a)(8) or result in the receipt by the Trust Estate of any "net income from foreclosure property" within the meaning of Code Section 860G(c)(2), respectively. In general, this would preclude the holding of the Mortgaged Property by a party acting as a dealer in such property or the receipt of rental income based on the profits of the lessee of such property. See "Certain Federal Income Tax Consequences."

Insurance Policies

      Standard Hazard Insurance Policies

      Each Underlying Servicing Agreement will require the related Servicer to cause to be maintained for each Mortgage Loan a standard hazard insurance policy issued by a generally acceptable insurer insuring the improvements on the Mortgaged Property underlying such Mortgage Loan against loss by fire, with extended coverage (a "Standard Hazard Insurance Policy"). The Underlying Servicing Agreements will require that such Standard Hazard Insurance Policy be in an amount at least equal to the lesser of 100% of the insurable value of the improvements on the Mortgaged Property or the principal balance of such Mortgage Loan; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any damage or loss on a replacement cost basis. Each Servicer will also maintain on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, a Standard Hazard Insurance Policy in an amount that is at least equal to the lesser of 100% of the insurable value of the improvements which are a part of such property or the principal balance of such Mortgage Loan plus accrued interest and liquidation expenses; provided, however, that such insurance may not be less than the minimum amount required to fully compensate for any damage or loss on a replacement cost basis. Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with normal servicing procedures) will be deposited in the Servicer Custodial Account for remittance to the Certificate Account by a Servicer.

      The Standard Hazard Insurance Policies covering the Mortgage Loans generally will cover physical damage to, or destruction of, the improvements on the Mortgaged Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the Standard Hazard Insurance Policies relating to such Mortgage Loans will be underwritten by different insurers and will cover Mortgaged Properties located in various states, such policies will not contain identical terms and conditions. The most significant terms thereof, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, hazardous wastes or hazardous substances, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not all-inclusive.

      In general, if the improvements on a Mortgaged Property are located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) each Underlying Servicing Agreement will require the related Servicer to cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier. Generally, the Underlying Servicing Agreement will require that such flood insurance be in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the full insurable value of the improvements, or (iii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended. The Sponsor does not provide financing for flood zone properties located in communities not participating in the National Flood Insurance Program or if available insurance coverage is, in its judgment, unrealistically low.

      Wells Fargo Bank will not require that a standard hazard or flood insurance policy be maintained on the cooperative dwelling relating to any cooperative loan. Generally, the Cooperative itself is responsible for maintenance of hazard insurance for the property owned by the Cooperative and the tenant-stockholders of that Cooperative do not maintain individual hazard insurance policies. To the extent, however, that a Cooperative and the related borrower on a Mortgage Loan that is a cooperative loan do not maintain such insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of damaged property, any damage to such borrower's cooperative dwelling or such Cooperative's building could significantly reduce the value of the collateral securing such Mortgage Loan that is a cooperative loan to the extent not covered by other credit support.

      Each Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties in lieu of maintaining the required Standard Hazard Insurance Policies and may maintain a blanket policy insuring against special hazards in lieu of maintaining any required flood insurance. Each Servicer will be liable for the amount of any deductible under a blanket policy if such amount would have been covered by a required Standard Hazard Insurance Policy or flood insurance, had it been maintained.

      Any losses incurred with respect to Mortgage Loans due to uninsured risks (including earthquakes, mudflows, floods and hazardous wastes or hazardous substances) or insufficient hazard insurance proceeds will adversely affect distributions to the Certificateholders.

      Primary Mortgage Insurance Policies

      If so specified in the applicable Prospectus Supplement, the Servicer will maintain or cause to be maintained, as the case may be, in full force and effect, a primary mortgage insurance policy with regard to each Mortgage Loan for which such coverage is required. Primary mortgage insurance policies reimburse certain losses sustained by reason of defaults in payments by borrowers. The Servicer will not cancel or refuse to renew any such primary mortgage insurance policy in effect at the time of the initial issuance of a Series of Certificates that is required to be kept in force under the applicable Underlying Servicing Agreement unless the replacement primary mortgage insurance policy for such cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of Certificates of such Series that have been rated.

Fixed Retained Yield, Servicing Compensation and Payment of Expenses

      Fixed Retained Yield with respect to any Mortgage Loan is that portion, if any, of interest at the Mortgage Interest Rate that is not included in the related Trust Estate. The prospectus supplement for a Series will specify whether there is any Fixed Retained Yield with respect to the Mortgage Loans of such Series. If so, the Fixed Retained Yield will be established on a loan-by-loan basis and will be specified in the schedule of Mortgage Loans attached as an exhibit to the applicable Pooling and Servicing Agreement. The Sponsor as Servicer may deduct the Fixed Retained Yield from mortgagor payments as received or deposit such payments in the Servicer Custodial Account or Certificate Account for such Series and then either withdraw the Fixed Retained Yield from the Servicer Custodial Account or Certificate Account. In the case of any Fixed Retained Yield with respect to Mortgage Loans serviced by a Servicer other than the Sponsor, the Master Servicer will make withdrawals from the Certificate Account for the purpose of remittances to the Sponsor as owner of the Fixed Retained Yield. Notwithstanding the foregoing, with respect to any payment of interest received by the Sponsor as Servicer relating to a Mortgage Loan (whether paid by the mortgagor or received as Liquidation Proceeds, insurance proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, the owner of the Fixed Retained Yield with respect to such Mortgage Loan will bear a ratable share of such interest shortfall.

      For each Series of Certificates, each Servicer will be entitled to be paid the Servicing Fee on the related Mortgage Loans serviced by such Servicer until termination of the applicable Underlying Servicing Agreement. A Servicer, at its election, will pay itself the Servicing Fee for a Series with respect to each Mortgage Loan by (a) withholding the Servicing Fee from any scheduled payment of interest prior to deposit of such payment in the Servicer Custodial Account for such Series or (b) withdrawing the Servicing Fee from the Servicer Custodial Account after the entire interest payment has been deposited in such account. A Servicer may also pay itself out of the Liquidation Proceeds of a Mortgage Loan or other recoveries with respect thereto, or withdraw from the Servicer Custodial Account or request the Master Servicer to withdraw from the Certificate Account for remittance to the Servicer such amounts after the deposit thereof in such accounts, the Servicing Fee in respect of such Mortgage Loan as provided in the applicable Pooling and Servicing Agreement. The Servicing Fee or the range of Servicing Fees with respect to the Mortgage Loans underlying the Certificates of a Series will be specified in the applicable prospectus supplement. Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges or Liquidation Profits or otherwise will be retained by the Servicers, to the extent specified in the Underlying Servicing Agreement.

      Generally, each Servicer will pay all expenses incurred in connection with the servicing of the Mortgage Loans serviced by such Servicer underlying a Series, including, without limitation, payment of the hazard insurance policy premiums. The Servicers will be entitled, in certain circumstances, to reimbursement from the Certificate Account of Periodic Advances, of Other Advances made by it to pay taxes, insurance premiums and similar items with respect to any Mortgaged Property, for expenditures incurred by it in connection with the restoration, foreclosure or liquidation of any Mortgaged Property (to the extent of Liquidation Proceeds or insurance policy proceeds in respect of such Mortgaged Property) or for certain property inspection expenses for defaulted Mortgage Loans or Mortgaged Properties owned by the Trust and of certain losses against which it is indemnified by the Trust Estate.

      As set forth in the preceding paragraph, a Servicer may be entitled to reimbursement for certain expenses incurred by it, and payment of additional fees for certain extraordinary services rendered by it (provided that such fees do not exceed those which would be charged by third parties for similar services) in connection with the liquidation of defaulted Mortgage Loans and related Mortgaged Properties. In the event that claims are either not made or are not fully paid from any applicable form of credit enhancement, the related Trust Estate will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Servicing Fee and the expenses of the Servicer, are less than the principal balance of the related Mortgage Loan.

      Evidence as to Compliance

      Each Servicer will deliver annually to the Trustee or Master Servicer, as applicable, and the Master Servicer will deliver annually to the Trustee, on or before the date specified in the applicable Underlying Servicing Agreement or Pooling and Servicing Agreement, an Officer's Certificate stating that (i) a review of the activities of the Master Servicer or such Servicer during the preceding calendar year and of performance under the applicable Pooling and Servicing Agreement or Underlying Servicing Agreement has been made under the supervision of such officer, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or such Servicer has fulfilled all its obligations under the applicable Pooling and Servicing Agreement or Underlying Servicing Agreement throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of the failure.

      In addition, the Master Servicer, each Servicer, the Paying Agent and any other party that participates in the servicing and administration of more than 5% of the Mortgage Loans and other assets comprising a Trust will deliver annually to the Depositor and the Trustee, a report that assesses compliance by that party, on a "servicing platform" level, with the servicing criteria set forth in Item 1122(d) of Regulation AB (17 C.F.R. 229.1122) (an "Assessment of Compliance") and each such Assessment of Compliance will contain the following:

      o a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

      o a statement that the party used the criteria in Item 1122(d) of Regulation AB to assess compliance with the applicable servicing criteria;

      o the party's Assessment of Compliance for and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

      o a statement that a registered public accounting firm has issued an attestation report on the party's Assessment of Compliance for and as of the end of the prior calendar year.

      Each party that is required to deliver an Assessment of Compliance will also be required to simultaneously deliver a report (an "Attestation Report") of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's Assessment of Compliance.

Changes in Servicing

      Changes in Timing of Remittances of Unscheduled Principal Receipts in Full and Elimination of Month End Interest

      The Pooling and Servicing Agreement for each Series will provide that the Master Servicer may (but is not required), from time to time and without the consent of any Certificateholder or the Trustee, require the Sponsor as Servicer under the related Underlying Servicing Agreement to, or enter into an amendment to any applicable Underlying Servicing Agreement to require any other Servicer to, remit Unscheduled Principal Receipts in full to the Master Servicer for deposit into the Certificate Account daily on a specified business day following receipt thereof (to the extent such other Servicer is not currently remitting such amount on a daily basis) which will generally result in a deposit earlier than on the following Remittance Date. Further, the Pooling and Servicing Agreement for each Series will provide that the Master Servicer may (but is not required to), without the consent of any Certificateholder or the Trustee, require the Sponsor or any successor thereto under the applicable Underlying Servicing Agreement to make remittances to the Certificate Account (other than any remittances which are required to be made daily) on the 18th day of each month, or if such 18th day is not a business day, on the preceding business day. No assurance can be given as to the timing of any such changes or that any such changes will occur.

      Changes in Unscheduled Principal Receipt Period

      The Pooling and Servicing Agreement for each Series will provide that the Master Servicer may (but is not required to), from time to time and without the consent of any Certificateholder or the Trustee, (i) direct the Sponsor, as Servicer under the related Underlying Servicing Agreement to change the Unscheduled Principal Receipt Period for the Type 2 Loans (to achieve consistency with the Type 1 Loans) to a Mid-Month Receipt Period and (ii) make any conforming changes incident thereto.

      Changing the applicable Unscheduled Principal Receipt Period from a Prior Month Receipt Period to a Mid-Month Receipt Period may decrease the amount of interest shortfalls with respect to the applicable type of Unscheduled Principal Receipt. However, no assurance can be given as to the timing of any change to any Unscheduled Principal Receipt Period or that any such changes will occur.

      Servicer Defaults

      The Master Servicer, or if Wells Fargo Bank is the Servicer or the Underlying Servicing Agreement so provides, the Trustee will have the right pursuant to the Underlying Servicing Agreements to terminate a Servicer in certain events, including the breach by such Servicer of any of its material obligations under its Underlying Servicing Agreement. In the event of such termination, (i) the Trustee may enter into a substitute Underlying Servicing Agreement with the Master Servicer or another servicing institution acceptable to the Trustee and each Rating Agency; and (ii) in the case of a Servicer other than the Sponsor, the Master Servicer shall assume certain of the Servicer's servicing obligations under such Underlying Servicing Agreement, including the obligation to make Periodic Advances (limited as provided herein under the heading "Servicing of the Mortgage Loans--Periodic Advances and Limitations Thereon"), until such time as a successor servicer is appointed. In the event of the transfer of servicing to the Master Servicer, the Master Servicer will be entitled to reimbursement for the costs and expenses associated with the transfer. To the extent the terminated Servicer does not reimburse the Master Servicer, the Master Servicer is entitled to reimbursement out of the Certificate Account which may result in a loss to the Certificates of the related Series. See "Servicing of the Mortgage Loans--Fixed Retained Yield, Servicing Compensation and Payment of Expenses".

                       THE POOLING AND SERVICING AGREEMENT

Assignment of Mortgage Loans to the Trustee

      The Depositor will have acquired the Mortgage Loans included in each Trust Estate from the Sponsor pursuant to an agreement dated the applicable Closing Date (the "Mortgage Loan Purchase Agreement") between the Sponsor and the Depositor. In connection with the conveyance of the Mortgage Loans to the Depositor, Wells Fargo Bank will (i) agree to deliver to the Depositor all of the documents which the Depositor is required to deliver to the Trustee; (ii) make certain representations and warranties to the Depositor which will be the basis of certain of the Depositor's representations and warranties to the Trustee or assign the representations and warranties made by a Correspondent to the Sponsor; and (iii) agree to repurchase or substitute (or assign rights to a comparable agreement of a Correspondent) for any Mortgage Loan for which any document is not delivered or is found to be defective in any material respect, or which Mortgage Loan is discovered at any time not to be in conformance with any representation and warranty the Sponsor has made to the Depositor, if the Sponsor cannot deliver such document or cure such defect or breach within 60 days after notice thereof. In the event of a breach of a representation or warranty, generally there is no obligation to repurchase the affected Mortgage Loan or substitute a new Mortgage Loan therefor unless the breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan. Such agreement will inure to the benefit of the Trustee and is intended to help ensure the Depositor's performance of its limited obligation to repurchase or substitute for Mortgage Loans. In addition, in the case of a breach of the representation that a Mortgage Loan at the time of its origination complied with any applicable federal, state or local predatory or abusive lending laws, the Sponsor will be required to pay to the Depositor any amount that the Depositor is required to pay pursuant to the Pooling and Servicing Agreement due to any costs or damages incurred by the Trust as a result of the violation of such laws. See "The Pooling and Servicing Agreement--Representations and Warranties."

      At the time of issuance of each Series of Certificates, the Mortgage Loans in the related Trust Estate will, pursuant to the applicable Pooling and Servicing Agreement, be assigned to the Trustee, together with all principal and interest received on or with respect to such Mortgage Loans after the applicable Cut-Off Date other than principal and interest due and payable on or before such Cut-Off Date and interest attributable to the Fixed Retained Yield on such Mortgage Loans, if any. See "Servicing of the Mortgage Loans--Fixed Retained Yield, Servicing Compensation and Payment of Expenses." The Trustee or its agent will, concurrently with such assignment, authenticate and deliver the Certificates evidencing such Series to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the applicable Pooling and Servicing Agreement. Each such schedule will include, among other things, the unpaid principal balance as of the close of business on the applicable Cut-Off Date, the maturity date and the Mortgage Interest Rate for each Mortgage Loan in the related Trust Estate.

      In addition, with respect to each Mortgage Loan in a Trust Estate, the mortgage or other promissory note or a lost note affidavit executed by the applicable Servicer, any assumption, consolidation, modification or conversion to fixed interest rate agreement and, a mortgage assignment in recordable form (or other documents as are required under applicable law to create perfected security interest in the Mortgaged Property in favor of the Trustee) will be delivered to the Trustee or, if indicated in the applicable prospectus supplement, to a custodian, which may be the Sponsor. Unless otherwise required by the Rating Agencies, assignments of the Mortgage Loans to the Trustee (or its nominee) will not be recorded in any jurisdiction, but will be delivered to the Trustee (or a custodian indicated in the applicable prospectus supplement) in recordable form, so that they can be recorded in the event recordation is necessary in connection with the servicing of a Mortgage Loan.

      Notwithstanding the preceding paragraph, with respect to any Mortgage which has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no mortgage assignment in favor of the Trustee will be required to be prepared or delivered. Instead, the Master Servicer and the applicable Servicer will be required to take all actions as are necessary to cause the applicable Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      The Trustee or custodian will hold all Mortgage Loan documents delivered to it in trust for the benefit of Certificateholders of the related Series and will review such documents within 45 days of the date of the applicable Pooling and Servicing Agreement. If any document is not delivered or is found to be defective in any material respect, or if the Depositor is in breach of any of its representations and warranties, and such breach (other than certain breaches with respect to the principal balance of a Mortgage Loan) materially and adversely affects the interests of the Certificateholders in a Mortgage Loan, and the Depositor cannot deliver such document or cure such defect or breach within 60 days after written notice thereof, the Depositor will, within 60 days of such notice, either repurchase the related Mortgage Loan from the Trustee at a price equal to the then unpaid principal balance thereof, plus accrued and unpaid interest at the applicable Mortgage Interest Rate (minus any Fixed Retained Yield) through the last day of the month in which such repurchase takes place, or (in the case of a Series for which one or more REMIC elections have been or will be made, unless the maximum period as may be provided by the Code or applicable regulations of the Department of the Treasury ("Treasury Regulations") shall have elapsed since the execution of the applicable Pooling and Servicing Agreement) substitute for such Mortgage Loan a new mortgage loan having characteristics such that the representations and warranties of the Depositor made pursuant to the applicable Pooling and Servicing Agreement (except for representations and warranties as to the correctness of the applicable schedule of mortgage loans) would not have been incorrect had such substitute Mortgage Loan originally been a Mortgage Loan. In the case of a repurchased Mortgage Loan, the purchase price will be deposited by the Depositor in the related Certificate Account. In the case of a substitute Mortgage Loan, the mortgage file relating thereto will be delivered to the Trustee or the custodian and the Depositor will deposit in the Certificate Account, an amount equal to the excess of (i) the unpaid principal balance of the Mortgage Loan which is substituted for, over (ii) the unpaid principal balance of the substitute Mortgage Loan, together with interest on such excess at the Mortgage Interest Rate (minus any Fixed Retained Yield) to the next scheduled Due Date of the Mortgage Loan which is being substituted for. In no event will any substitute Mortgage Loan have an unpaid principal balance greater than the Scheduled Principal Balance of the Mortgage Loan for which it is substituted (after giving effect to the scheduled principal payment due in the month of substitution on the Mortgage Loan substituted for), or a term greater than, a Net Mortgage Interest Rate different than or a Loan-to-Value Ratio greater than, the Mortgage Loan for which it is substituted. If substitution is to be made for an adjustable-rate Mortgage Loan, the substitute

Mortgage Loan will have an unpaid principal balance no greater than the Scheduled Principal Balance of the Mortgage Loan for which it is substituted (after giving effect to the scheduled principal payment due in the month of substitution on the Mortgage Loan substituted for), a Loan-to-Value Ratio less than or equal to, and a Net Mortgage Interest Rate equal to, that of the Mortgage Loan for which it is substituted, and will bear interest based on the same index, margin and frequency of adjustment as the substituted Mortgage Loan. The repurchase obligation and the mortgage substitution referred to above will constitute the sole remedies available to the Certificateholders or the Trustee with respect to missing or defective documents or breach of the Depositor's representations and warranties. However, the Depositor may be required to pay additional amounts to the Trust upon the breach of the representation that a Mortgage Loan at the time of its origination complied with any applicable federal, state or local predatory or abusive lending laws, as described under "The Pooling and Servicing Agreement--Representations and Warranties."

      The "Scheduled Principal Balance" of a Mortgage Loan as of any Distribution Date is the unpaid principal balance of such Mortgage Loan as specified in the amortization schedule at the time relating thereto (before any adjustment to such schedule by reason of bankruptcy (other than Deficient Valuations), moratorium or similar waiver or grace period) as of the Due Date occurring in the month preceding the month in which such Distribution Date occurs, after giving effect to any principal prepayments or other unscheduled recoveries of principal previously received, to any partial principal prepayments and Deficient Valuations occurring prior to such Due Date, to the payment of principal due on such Due Date irrespective of any delinquency in payment by the mortgagor and to any Unscheduled Principal Receipts (net of unreimbursed Periodic Advances. if applicable) received or applied during the applicable Unscheduled Principal Receipt Period for the Distribution Date in the month preceding the month in which such Distribution Date occurs or any Deficient Valuations occurring during the period corresponding to the applicable Unscheduled Principal Receipt Period for principal prepayments in full for such preceding Distribution Date.

      If no custodian is initially named in the Pooling and Servicing Agreement, the Trustee will be authorized to appoint a custodian to maintain possession of the documents relating to the Mortgage Loans and to conduct the review of such documents described above. Any custodian so appointed will keep and review such documents as the Trustee's agent under a custodial agreement.

Representations and Warranties

   In connection with the transfer of the Mortgage Loans related to any Series by the Depositor to the Trust Estate, the Depositor will generally make certain representations and warranties regarding the Mortgage Loans. In certain cases in which the Sponsor acquired some or all of the Mortgage Loans related to a Series from a Correspondent, if so indicated in the applicable prospectus supplement, the Depositor may, rather than itself making representations and warranties, cause the representations and warranties made by the Correspondent in connection with its sale of Mortgage Loans to the Sponsor or the Wells Fargo Affiliates to be assigned to the Trust Estate. In such cases, the Correspondent's representations and warranties may have been made as of a date prior to the date of execution of the Pooling and Servicing Agreement. Such representations and warranties (whether made by the Depositor or another party) will generally include the following with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

      (i) the schedule of Mortgage Loans appearing as an exhibit to such Pooling and Servicing Agreement is correct in all material respects at the date or dates respecting which such information is furnished as specified therein;

      (ii) immediately prior to the transfer and assignment contemplated by the Pooling and Servicing Agreement, the Depositor is the sole owner and holder of the Mortgage Loan, free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

      (iii) no Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense;

      (iv) the Mortgage Loan is covered by a title insurance policy (or in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received);

      (v) the Mortgage is a valid, subsisting and enforceable first lien on the related Mortgaged Property and the Mortgaged Property is free and clear of all encumbrances and liens having a priority over the first lien of the Mortgage except for those liens set forth in the Pooling and Servicing Agreement;

      (vi) the Mortgaged Property is undamaged by water, fire, earthquake or earth movement, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which no representation is made), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

      (vii) all payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

      (viii) each Mortgage Loan at the time it was originated complied in all material respects with applicable federal, state and local laws including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws and disclosure laws; and

      (ix) no Mortgage Loan is a "high cost" loan as defined under any federal, state or local law applicable to such Mortgage Loan at the time of its origination.

      No representations or warranties are made by the Depositor or any other party as to the environmental condition of any Mortgaged Property including the absence, presence or effect of hazardous wastes or hazardous substances on such Mortgaged Property or any effect from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from such Mortgaged Property. See "Certain Legal Aspects of the Mortgage Loans--Environmental Considerations" below.

      In addition, no representations or warranties are made by the Depositor or any other party with respect to the absence or effect of fraud in the origination of any Mortgage Loan, and any loss or liability resulting from the presence or effect of fraud will be borne solely by Certificateholders.

      See "--Assignment of Mortgage Loans to the Trustee" above for a description of the limited remedies available in connection with breaches of the foregoing representations and warranties. In addition to those remedies, in the case of a breach of the representation that a Mortgage Loan at the time of its origination complied with any applicable federal, state or local predatory or abusive lending laws, the Depositor (or other party making such representation) will be required to pay any costs or damages incurred by the Trust as a result of the violation of such laws.

Optional Substitutions

      Subject to the requirements of the applicable Pooling and Servicing Agreement, the Depositor may, for any reason and at its option, during the three month period beginning with the date of initial issuance of the Certificates of a Series, substitute new Mortgage Loans for any Mortgage Loans originally included in the related Trust Estate. Any such substitution will be made in accordance with the criteria set forth above under "--Assignment of Mortgage Loans to the Trustee."

Optional Purchases

      Subject to the requirements of the applicable Pooling and Servicing Agreement, the Depositor or the Master Servicer may, at such party's option, repurchase (i) any Mortgage Loan which is in default during one or more thirty-day periods specified in the Pooling and Servicing Agreement and (ii) any Mortgage Loan as to which the originator of such Mortgage Loan breached a representation or warranty to the Sponsor regarding the characteristics of such Mortgage Loan, at a price equal to the unpaid principal balance thereof plus accrued interest thereon.

Reports to Certificateholders

   The Master Servicer will prepare and the Trustee or Paying Agent will make available via the internet to Certificateholders of record of each Series a Monthly Report setting forth the following information, if applicable:

            (i) the applicable Determination Date, applicable record date and interest accrual period for calculating the distribution and the actual Distribution Date for the distribution;

            (ii) the amount of such distribution allocable to principal of the related Mortgage Loans, separately identifying the aggregate amount of any principal prepayments and Liquidation Proceeds and the amount of such distribution allocable to interest on the related Mortgage Loans;

            (iii) if the distribution to Certificateholders is less than the full amount that would be distributable if there were sufficient funds available, the amount of the shortfall and the allocation of the shortfall between principal and interest;

            (iv) the amount of principal and interest paid on each Class of Certificates and the principal balance of each Class of Certificates prior to and after giving effect to the distributions of principal on the Distribution Date;

            (v) the amount of master servicing compensation and servicing compensation with respect to the related Trust Estate and such other customary information as is required to enable Certificateholders to prepare their tax returns;

            (vi) the amount of the aggregate Servicing Fees paid to each Servicer and Master Servicing Fees paid to the Master Servicer and the amount by which the master servicing compensation for the related Distribution Date has been reduced by interest shortfalls due to prepayments;

            (vii) the amount of any Periodic Advances by the Servicer, the Master Servicer or the Trustee included in the amounts actually distributed to the Certificateholders, the aggregate amount of Periodic Advances outstanding as of the close of business on the Distribution Date and the amount of Periodic Advances reimbursed since the previous Distribution Date;

            (viii) the amount of Other Advances made since the previous Distribution Date, the aggregate amount of Other Advances outstanding as of the close of business on the Distribution Date and the amount of Other Advances reimbursed since the previous Distribution Date;

            (ix) to each holder of a Certificate entitled to the benefits of payments under any form of credit enhancement or from any Reserve Fund:

                  (a) the amounts so distributed under any such form of credit enhancement or from any such Reserve Fund on the applicable Distribution Date; and

                  (b) the amount of coverage remaining under any such form of credit enhancement and the balance in any such Reserve Fund, after giving effect to any payments thereunder and other amounts charged thereto on the Distribution Date;

            (x) any payments made or accrued relating to credit enhancement provided by a party, identifying the general purpose of the payments and the party receiving the payments;

            (xi) the Pass-Through Rate (if any) for each Class of Certificates;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding the Distribution Date;

            (xiii) the aggregate amount of Realized Losses incurred during the preceding calendar month;

            (xiv) any expenses or indemnification amounts paid by the related Trust Estate, the specific purpose of each payment and the parties to whom these payments are made;

            (xv) the number and total principal balance of the Mortgage Loans, the weighted average mortgage interest rate and weighted average remaining term to maturity of the Mortgage Loans and cumulative prepayment amounts;

            (xvi) the beginning and ending balances of the Certificate Account and any reserve fund for a Series;

            (xvii) any material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date or cumulatively since the Closing Date;

            (xviii) any material breaches of representations and warranties relating to the Mortgage Loans or material breaches of transaction covenants;

            (xix) the number and aggregate principal amounts of Mortgage Loans
      (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy),
      (B) in foreclosure, as of the close of business on the last day of the calendar month preceding the Distribution Date and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding the Distribution Date;

            (xx) the number and aggregate unpaid principal balances of the Mortgage Loans by range of current Mortgage Interest Rates; and

            (xxi) pool factors for the related Distribution Date.

      In addition, the Master Servicer will include in the statement any information specific to the Classes of Certificates offered by the applicable prospectus supplement and, within a reasonable period of time after the end of each calendar year, the Master Servicer will furnish either directly, or through the Trustee, a report to each Certificateholder of record at any time during such calendar year such information as required by the Code and applicable regulations thereunder to enable Certificateholders to prepare their tax returns. In the event that an election has been made to treat the Trust Estate (or one or more segregated pools of assets therein) as a REMIC, the Trustee will be required to sign the federal and applicable state and local income tax returns of the REMIC (which will be prepared by the Master Servicer). See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Administrative Matters."

List of Certificateholders

      The Pooling and Servicing Agreement for each Series will require the Trustee to provide access to the most current list of names and addresses of Certificateholders of such Series to any group of five or more
Certificateholders who advise the Trustee in writing that they desire to communicate with other Certificateholders with respect to their rights under the Pooling and Servicing Agreement or under the Certificates.

Events of Default

      Events of Default under the Pooling and Servicing Agreement for each Series include (i) any failure by the Master Servicer to make a required deposit which continues unremedied for three business days after the giving of written notice of such failure to the Master Servicer by the Trustee for such Series, or to the Master Servicer and the Trustee by the holders of Certificates of such Series having voting rights allocated to such Certificates ("Voting Interests") aggregating not less than 25% of the Voting Interests allocated to all Certificates for such Series; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement which continues unremedied for 60 days (or 30 days in the case of a failure to maintain any pool insurance policy required to be maintained pursuant to the Pooling and Servicing Agreement) after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates aggregating not less than 25% of the Voting Interests,
(iii) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations and (iv) the Master Servicer and any subservicer appointed by it becoming ineligible to service for both Fannie Mae and Freddie Mac (unless remedied within 90 days).

      Upon the occurrence of an Event of Default under the Pooling and Servicing Agreement for a Series, the Trustee will be required pursuant to the applicable Pooling and Servicing Agreement to (a) give prompt notice to each Rating Agency of the Event of Default and (b) within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders of a Series, unless such Event of Default shall have been cured or waived within said 45 day period.

Rights Upon Event of Default

      So long as an Event of Default remains unremedied under the Pooling and Servicing Agreement for a Series, the Trustee for such Series or holders of Certificates of such Series evidencing not less than 66 (2)/3% of the Voting Interests in the Trust Estate for such Series may terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement and in and to the Mortgage Loans (other than the Master Servicer's right to recovery of the aggregate Master Servicing Fees due prior to the date of termination, and other expenses and amounts advanced pursuant to the terms of the Pooling and Servicing Agreement, which rights the Master Servicer will retain under all circumstances), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under the Pooling and Servicing Agreement and will be entitled to monthly compensation not to exceed the aggregate Master Servicing Fees together with the other compensation to which the Master Servicer is entitled under the Pooling and Servicing Agreement. In the event that the Trustee is unwilling or unable so to act, it may select, pursuant to the public bid procedure described in the applicable Pooling and Servicing Agreement, or petition a court of competent jurisdiction to appoint, a housing and home finance institution, bank or mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the Master Servicer under the provisions of the Pooling and Servicing Agreement; provided however, that until such a successor Master Servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer under the Pooling and Servicing Agreement, the Trustee shall continue as the successor to the Master Servicer as described above. In the event such public bid procedure is utilized, the successor would be entitled to compensation in an amount equal to the aggregate Master Servicing Fees, together with the other compensation to which the Master Servicer is entitled under the Pooling and Servicing Agreement, and the Master Servicer would be entitled to receive the net profits, if any, realized from the sale of its rights and obligations under the Pooling and Servicing Agreement. The Trustee or the successor Master Servicer or Servicer will be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill its obligations under the Pooling and Servicing Agreement) for all costs associated with the transfer of servicing.

      During the continuance of any Event of Default under the Pooling and Servicing Agreement for a Series, the Trustee for such Series will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the Certificateholders of such Series, and holders of Certificates evidencing not less than 25% of the Voting Interests for such Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee. However, the Trustee will not be under any obligation to pursue any such remedy or to exercise any of such trusts or powers unless such Certificateholders have offered the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the Trustee thereby. Also, the Trustee may decline to follow any such direction if the Trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

      No Certificateholder of a Series, solely by virtue of such holder's status as a Certificateholder, will have any right under the Pooling and Servicing Agreement for such Series to institute any proceeding with respect to the Pooling and Servicing Agreement, unless such holder previously has given to the Trustee for such Series written notice of default and unless the holders of Certificates evidencing not less than 25% of the Voting Interests for such Series have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding.

Amendment

      Each Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer and the Trustee without the consent of the Certificateholders,
(i) to cure any ambiguity or mistake, (ii) to correct or supplement any provision therein that may be inconsistent with any other provision therein or in this prospectus or the applicable prospectus supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate (or one or more segregated pools of assets therein) as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Estate pursuant to the Code that would be a claim against the Trust Estate, provided that the Trustee has received an opinion of counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and such action will not, as evidenced by such opinion of counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account, provided that such change will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Certificateholder, (v) to add to, modify or eliminate any provisions therein restricting transfers of the Certificates of a Series provided that the Depositor has determined in its sole discretion that any such modifications to the Pooling and Servicing Agreement will neither adversely affect the ratings on the Certificates nor give rise to a risk that the applicable REMIC or any Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee, (vi) to make certain provisions with respect to the denominations of, and the manner of payments on, certain Classes of Certificates initially retained by the Depositor or an affiliate, or (vii) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement that are not inconsistent with the provisions thereof, provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the Certificateholders of the related Series. Notwithstanding the foregoing, such action described in clause (iv) or (vii) will not be considered to adversely affect in any material respect the interest of Certificateholders and no opinion of counsel to that effect will be required if each Rating Agency rating the Certificates states in writing that such action would not result in the downgrading or withdrawal of the ratings then assigned to the Certificates. The Pooling and Servicing Agreement may also be amended by the Depositor, the Master Servicer and the Trustee with the consent of the holders of Certificates evidencing interests aggregating not less than 66 (2)/3% of the Voting Interests evidenced by the Certificates of each Class affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, any payments received on or with respect to Mortgage Loans that are required to be distributed on any Certificates, without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of a Class of Certificates of a Series in a manner other than that set forth in (i) above without the consent of the holders of Certificates aggregating not less than 66
(2)/3% of the Voting Interests evidenced by such Class, or (iii) reduce the aforesaid percentage of Certificates of any Class, the holders of which are required to consent to such amendment, without the consent of the holders of all Certificates of such Class affected then outstanding. Notwithstanding the foregoing, the Trustee will not consent to any such amendment if such amendment would subject the Trust Estate (or any segregated pool of assets therein) to tax or cause the Trust Estate (or any segregated pool of assets therein) to fail to qualify as a REMIC.

Termination; Optional Purchase of Mortgage Loans

      The obligations created by the Pooling and Servicing Agreement for a Series of Certificates will terminate on the Distribution Date following the final payment or other liquidation of the last Mortgage Loan subject thereto and the disposition of all property acquired upon foreclosure of any such Mortgage Loan. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of certain persons named in such Pooling and Servicing Agreement. For each Series of Certificates, the Trustee will give written notice of termination of the Pooling and Servicing Agreement to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Depositor and specified in the notice of termination.

      The Pooling and Servicing Agreement for each Series of Certificates will permit, but not require, the Depositor, the Sponsor or such other party as is specified in the applicable prospectus supplement, to purchase from the Trust Estate for such Series all remaining Mortgage Loans and any REO Property, and thereby effect an early retirement of the applicable Series of Certificates, at a price equal to the sum of (a) the unpaid principal balance of each Mortgage Loan plus (b) the fair market value of other property (including any Mortgaged Property title to which has been acquired by the Trust Estate ("REO Property")) in the Trust Estate plus accrued and unpaid interest. However, for so long as the purchasing party is subject to regulation by the OCC, the FDIC, the Federal Reserve or the OTS, the purchasing party may exercise its purchase option only if the aggregate fair market value of the

Mortgage Loans and REO Properties is greater than or equal to the purchase price described in the preceding sentence. This right to purchase all remaining Mortgage Loans of a Series may be exercised on any Distribution Date when the aggregate Scheduled Principal Balance of the Mortgage Loans for the applicable Series is less than 10% of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date for such Series.

      In the event that such party has caused the related Trust Estate (or any segregated pool of assets therein) to be treated as a REMIC, any such purchase will be effected only pursuant to a "qualified liquidation" as defined in Code
Section 860F(a)(4)(A) and, if the Trust Estate is liquidated other than in the manner specified in the Pooling and Servicing Agreement, the receipt by the Trustee of an opinion of counsel or other evidence that such other liquidation method will not (i) result in the imposition of a tax on "prohibited transactions" under Code Section 860F(a)(1), (ii) otherwise subject the Trust Estate to tax, or (iii) cause the Trust Estate (or any segregated pool of assets) to fail to qualify as a REMIC. The exercise of such right will effect early retirement of the Certificates of that Series, but the right so to purchase may be exercised only after the aggregate principal balance of the Mortgage Loans for such Series at the time of purchase is less than a specified percentage of the aggregate principal balance at the Cut-Off Date for the Series, or after the date set forth in the applicable prospectus supplement.

The Trustee

      The trustee under each Pooling and Servicing Agreement (the "Trustee") will be named in the applicable prospectus supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor or any of its affiliates. With respect to certain Series of Certificates, a trust administrator may perform certain duties and functions normally performed by the Trustee. Any trust administrator will be a party to the Pooling and Servicing Agreement and will be named in the applicable prospectus supplement. Any trust administrator will have obligations and rights similar to the Trustee as described herein.

      The Master Servicer will pay from its own funds (without right of reimbursement from the related Trust Estate) the fees of the Trustee incurred in connection with its responsibilities under the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement will provide that the Trustee will be entitled to reimbursement from the Trust Estate for all reasonable expenses, disbursements and advances incurred or made by it in accordance with the provisions of the Pooling and Servicing Agreement to the extent permitted by Treasury regulations Section 1.860G-1(b)(3), which allows reimbursement for "unanticipated expenses," except (i) for any such expense, disbursement or advance arising from the Trustee's gross negligence, bad faith or willful misconduct and (ii) for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties. Any loss to the Trust Estate as a result of such reimbursement will be allocated first to the Subordinated Certificates of a Series before being allocated to the related Senior Certificates, or if such Series does not contain Subordinated Certificates, pro rata among the various Classes of Certificates or in another manner specified in the applicable prospectus supplement.

      The Trustee and any director, officer, employee or agent of the Trustee will be entitled to indemnification by the Trust Estate and held harmless against any loss, liability or expense (including reasonable attorney's fees)
(a) incurred in connection with any claim or legal action relating to (i) the Pooling and Servicing Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties under the Pooling and Servicing Agreement, unless the loss, liability or expense was incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties under the Pooling and Servicing Agreement and (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the applicable Servicer or Master Servicer.

      The Trustee may resign at any time, in which event the Master Servicer will be obligated to appoint a successor trustee. The Master Servicer may also remove the Trustee if the Trustee ceases to be eligible to act as Trustee under the Pooling and Servicing Agreement, if the Trustee becomes incapable of acting as Trustee, if the Trustee becomes insolvent or in order to change the situs of the Trust Estate for state tax reasons. Upon becoming aware of such circumstances, the Master Servicer will become obligated to appoint a successor trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing not less than 51% of the Voting Interests in the Trust Estate, except that, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interest in the Trust Estate necessary to effect any such removal has been obtained. Any resignation and removal of the Trustee, and the appointment of a successor trustee, will not become effective until acceptance of such appointment by the successor trustee. The Trustee, and any successor trustee, will be required to (a) be a corporation or association having its principal office in a state and city acceptable to the Depositor, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers having a combined capital and surplus of at least $50,000,000, or will be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that the Trustee's and any such successor trustee's separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (b) be subject to supervision or examination by federal or state authorities and (c) have a credit rating or be otherwise acceptable to the Rating Agencies.

      Any costs associated with the appointment of a successor trustee are required to be paid by the predecessor and, if not paid, will be reimbursed to the successor trustee from the assets of the related Trust. Notwithstanding the foregoing, if the predecessor has been removed by a vote of the holders of the Certificates as provided in the paragraph above, any costs associated with the appointment of a successor trustee will be reimbursed to the party incurring such costs from the assets of the related Trust.

Special Servicing Agreements

      The Pooling and Servicing Agreement for a Series may permit the Master Servicer at the direction of the Depositor to enter into a special servicing agreement with an unaffiliated holder of a Class of Class B Certificates or of a class of securities representing interests in one or more Classes of Class B Certificates and/or other subordinated mortgage pass-through certificates. Pursuant to such an agreement, such holder may instruct the Master Servicer to instruct the Servicers, to the extent provided in the applicable Underlying Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans. Such commencement or delay at such holder's direction will be taken by the Master Servicer only after such holder deposits a specified amount of cash with the Master Servicer. Such cash will be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicers acted pursuant to their normal servicing procedures.

                  CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

      The following discussion contains summaries of certain legal aspects of mortgage loans which are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete or to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

General

      The Mortgage Loans will, in general, be secured by either first mortgages or first deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located. A mortgage creates a lien upon the real property described in the mortgage. There are two parties to a mortgage: the mortgagor, who is the borrower (or, in the case of a Mortgage Loan secured by a property that has been conveyed to an inter vivos revocable trust, the settlor of such trust); and the mortgagee, who is the lender. In a mortgage instrument state, the mortgagor delivers to the mortgagee a note or bond evidencing the loan and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: a borrower called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to a mortgagee), and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the loan. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the express provisions of the deed of trust or mortgage, applicable law, and, in some cases, with respect to the deed of trust, the directions of the beneficiary.

Condominiums

      Certain of the Mortgage Loans may be loans secured by condominium units. The condominium building may be a multi-unit building or buildings, or a group of buildings whether or not attached to each other, located on property subject to condominium ownership. Condominium ownership is a form of ownership of real property as to which each owner is entitled to the exclusive ownership and possession of his or her individual condominium unit.

The owner also owns a proportionate undivided interest in all parts of the condominium building (other than the other individual condominium units) and all areas or facilities, if any, for the common use of the condominium units. The condominium unit owners appoint or elect the condominium association to govern the affairs of the condominium.

Cooperatives

      Certain of the Mortgage Loans may be cooperative loans. The Cooperative either owns all the real property that comprises the project, including the land and the apartment building comprised of separate dwelling units and common areas or leases the land generally by a long term ground lease and owns the apartment building. The Cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If there is a blanket mortgage on the property and/or underlying land, as is generally the case, the Cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. Ordinarily, the Cooperative incurs a blanket mortgage in connection with the construction or purchase of the Cooperative's apartment building. The interest of the occupants under proprietary leases or occupancy agreements to which the Cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the Cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the Cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant stockholder of cooperative shares or, in the case of a Trust Estate including cooperative loans, the collateral securing the cooperative loans.

      The Cooperative is owned by tenant stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying rights is financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement, and typically a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

Foreclosure

      Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right of foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

      Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property.

      In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender.

      In case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer, or by the trustee, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at the foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or receiver for an amount equal to the unpaid principal amount of the note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of mortgage insurance proceeds, if any, or by judicial action against the borrower for the deficiency, if such action is permitted by law. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.

Foreclosure on Shares of Cooperatives

      The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's Certificate of Incorporation and By-laws, as well as in the proprietary lease or occupancy agreement, and may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the Cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

      The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from a sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

      Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited by the agreement in any rights it may have to dispossess the tenant-stockholders.

      Foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

      Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.

Leaseholds

      Mortgage Loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain considerations not associated with mortgage loans secured by the fee estate of the mortgagor. The most significant of these consideration is that the ground lease creating the leasehold estate could terminate, leaving the leasehold mortgagee without its security. The ground lease may terminate, if among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This possibility may be minimized if the ground lease contains certain provisions protective of the mortgagee, but the ground leases that secure Mortgage Loans may not contain some of these protective provisions, and mortgages may not contain the other protection discussed in the next paragraph. Protective ground lease provisions include the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the mortgagor; the right to cure those defaults, with adequate cure periods; if a default is not susceptible of cure by the leasehold mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise; the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the simultaneous release of the ground lessee's liabilities under the new lease; and the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease upon a termination.

      In addition to the preceding protections, a leasehold mortgagee may require that the ground lease or leasehold mortgage prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code, although the enforceability of that clause has not been established. Without the protections described in the preceding paragraph, a leasehold mortgagee may lose the collateral securing its leasehold mortgage. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

Rights of Redemption

      In some states, after sale pursuant to a deed of trust and/or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to delay the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has run.

Anti-Deficiency Legislation, the Bankruptcy Code and Other Limitations on
Lenders

      Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

      Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement and foreclosure on the beneficial interest in a land trust. Some courts have interpreted Section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Mortgage Loan secured by shares of a cooperative, would be such shares and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

      A Servicer generally will not be required under the applicable Underlying Servicing Agreement to pursue deficiency judgments on the Mortgage Loans even if permitted by law.

      In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code"), and state laws affording relief to debtors may interfere with or affect the ability of a secured mortgage lender to obtain payment of a mortgage loan, to realize upon collateral and/or enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of a bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. Foreclosure of an interest in real property of a debtor in a case under the Bankruptcy Code can typically occur only if the bankruptcy court vacates the stay, an action, the court may be reluctant to take, particularly if the debtor has the prospect of restructuring his or her debts and the mortgage collateral is not deteriorating in value. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor (a subordinate lender secured by a mortgage on the property) may stay a senior lender from taking action to foreclose.

      A homeowner may file for relief under the Bankruptcy Code under any of three different chapters of the Bankruptcy Code. Under Chapter 7, the assets of the debtor are liquidated and a lender secured by a lien may "bid in" (i.e., bid up to the amount of the debt) at the sale of the asset. See "--Foreclosure." A homeowner may also file for relief under Chapter 11 of the Bankruptcy Code and reorganize his or her debts through his or her reorganization plan. Alternatively, a homeowner may file for relief under Chapter 13 of the Bankruptcy Code and address his or her debts in a rehabilitation plan. (Chapter 13 is often referred to as the "wage earner chapter" or "consumer chapter" because most individuals seeking to restructure their debts file for relief under Chapter 13 rather than Chapter 11).

      The Bankruptcy Code permits a mortgage loan that is secured by property that does not consist solely of the debtor's principal residence to be modified without the consent of the lender provided certain substantive and procedural safeguards are met. Under the Bankruptcy Code, the lender's security interest may be reduced to the then-current value of the property as determined by the court if the value is less than the amount due on the loan, thereby leaving the lender as a general unsecured creditor for the difference between the value of the collateral and the outstanding balance of the mortgage loan. A borrower's unsecured indebtedness will typically be discharged in full upon payment of a substantially reduced amount. Other modifications to a mortgage loan may include a reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest, an alteration of the repayment schedule, an extension of the final maturity date, and/or a reduction in the outstanding balance of the secured portion of the loan. In certain circumstances, subject to the court's approval, a debtor in a case under Chapter 11 of the Bankruptcy Code may have the power to grant liens senior to the lien of a mortgage.

      A reorganization plan under Chapter 11 and a rehabilitation plan under Chapter 13 of the Bankruptcy Code may each allow a debtor to cure a default with respect to a mortgage loan on such debtor's residence by paying arrearages over a period of time and to deaccelerate and reinstate the original mortgage loan payment schedule, even though the lender accelerated the loan and a final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition under the Bankruptcy Code. Under a Chapter 13 plan, curing of defaults must be accomplished within the five year maximum term permitted for repayment plans, such term commencing when repayment plan becomes effective, while defaults may be cured over a longer period of time under a Chapter 11 plan of reorganization.

      Generally, a repayment plan in a case under Chapter 13 and a plan of reorganization under Chapter 11 may not modify the claim of a mortgage lender if the borrower elects to retain the property, the property is the borrower's principal residence and the property is the lender's only collateral. Certain courts have allowed modifications when the mortgage loan is secured both by the debtor's principal residence and by collateral that is not "inextricably bound" to the real property, such as appliances, machinery, or furniture.

      The general protection for mortgages secured only by the debtor's principal residence is not applicable in a case under Chapter 13 if the last payment on the original payment schedule is due before the final date for payment under the debtor's Chapter 13 plan (which date could be up to five years after the debtor emerges from bankruptcy). Under several recently decided cases, the terms of such a loan can be modified in the manner described above. While these decisions are contrary to the holding in a prior case by a senior appellate court, it is possible that the later decisions will become the accepted interpretation in view of the language of the applicable statutory provision. If this interpretation is adopted by a court considering the treatment in a Chapter 13 repayment plan of a Mortgage Loan, it is possible that the Mortgage Loan could be modified.

      State statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept.

      In a bankruptcy or similar proceeding of a mortgagor, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the mortgagor under the related mortgage loan prior to the bankruptcy or similar proceeding. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business or if the value of the collateral exceeds the debt at the time of payment. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

      A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of a payment to the lender. Moreover, the laws of certain states also give priority to certain tax and mechanics liens over the lien of a mortgage. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable and inequitable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

      The Code provides priority to certain tax liens over the lien of the mortgage.

      In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Trust-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the applicable laws. In some cases, this liability may affect assignees of the Mortgage Loans.

Forfeiture for Drug, RICO and Money Laundering Violations

      Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued thereunder, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

      In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (i) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (ii) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there can be no assurance that such a defense will be successful.

Homeowners Protection Act of 1998

      The Homeowners Protection Act of 1998 ("HOPA") provides for certain disclosure and termination requirements for primary mortgage insurance ("PMI"). The termination provisions of HOPA apply only to mortgage loans relating to single-family primary residences originated on or after July 29, 1999. Such termination provisions govern when a mortgagor may cancel the requirement to maintain PMI and when the requirement to maintain PMI is automatically terminated. In general, voluntary termination is permitted and automatic termination occurs when the principal balance of the mortgage loan is reduced to 80% or 78%, respectively, of the original property value. The disclosure requirements of HOPA vary depending on whether the mortgage loan was originated before or after July 29, 1999. Such disclosure requirements include notification of the circumstances whereby a mortgagor may cancel PMI, the date when PMI automatically terminates and servicer contact information. In addition, HOPA provides that no later than 30 days after cancellation or termination of PMI, the servicer shall provide written notification that such PMI is terminated and no further payments are due or payable. Any servicer, mortgagee or mortgage insurer that violates provisions of HOPA is subject to possible liability which includes, but is not limited to, actual damages, statutory damages and reasonable attorney's fees.

Texas Home Equity Loans

      Generally, any "cash-out" refinance or other non-purchase money transaction (except for rate/term refinance loans and certain other narrow exceptions) secured by a Texas resident's principal residence is subject to the provisions set forth in Section 50(a)(6) of Article XVI of the Constitution of Texas and its implementing statutes and regulations (the "Texas Home Equity Laws"). The Texas Home Equity Laws provide for certain disclosure requirements, caps on allowable fees, required loan closing procedures and other restrictions. Failure, inadvertent or otherwise, to comply with any requirement may render the Mortgage Loan unenforceable and/or the lien on the Mortgaged Property voidable unless cured within 60 days after the borrower provides notice of the defect to the lender. Because mortgage loans which are subject to the Texas Home Equity Laws can be foreclosed only pursuant to court order, rather than non-judicial foreclosure as is available for other types of mortgage loans in Texas, delays and increased losses may result in connection with foreclosures of such loans. If a court were to find that any requirement of the Texas Home Equity Laws was not complied with, the court could refuse to allow foreclosure to proceed, declare the lien on the Mortgaged Property to be invalid, and/or require the originating lender or the holder of the note to forfeit some or all principal and interest of the related Mortgage Loan. Title insurance generally available on such Mortgage Loans may exclude coverage for some of the risks described in this paragraph.

Servicemembers Civil Relief Act and Similar Laws

      Generally, under the terms of the Servicemembers Civil Relief Act (the "Relief Act"), a borrower who enters military service after the origination of such borrower's Mortgage Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest, including fees and charges, above an annual rate of 6% during the period of such borrower's active duty status. In addition to adjusting the interest, the lender must forgive any such interest in excess of 6% per annum, unless a court or administrative agency orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest on certain of the Mortgage Loans in a Trust Estate. Any shortfall in interest collections resulting from the application of the Relief Act or any amendment thereto could result in losses to the holders of the Certificates of the related Series. Further, the Relief Act imposes limitations which would impair the ability of the Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion. In addition, the Relief Act provides broad discretion for a court to modify a Mortgage Loan upon application of the Mortgagor. Certain states have enacted comparable legislation which may lead to the modification of a Mortgage Loan or interfere with or affect the ability of the Servicer to timely collect payments of principal and interest on, or to foreclose on, Mortgage Loans of borrowers in such states who are active or reserve members of the armed services or national guard. For example, California has enacted legislation providing protection substantially similar to that provided by the Relief Act to California national guard members called up for active service by the Governor or President and reservists called to active duty.

Environmental Considerations

      A lender may be subject to unforeseen environmental risks when taking a security interest in real or personal property. Property subject to such a security interest may be subject to federal, state, and local laws and regulations relating to environmental protection. Such laws may regulate, among other things: emissions of air pollutants; discharges of wastewater or storm water; generation, transport, storage or disposal of hazardous waste or hazardous substances; operation, closure and removal of underground storage tanks; removal and disposal of asbestos-containing materials; management of electrical or other equipment containing polychlorinated biphenyls ("PCBs"). Failure to comply with such laws and regulations may result in significant penalties, including civil and criminal fines. Under the laws of certain states, environmental contamination on a property may give rise to a lien on the property to ensure the availability and/or reimbursement of cleanup costs. Generally all subsequent liens on such property are subordinated to such a lien and, in some states, even prior recorded liens are subordinated to such liens ("Superliens"). In the latter states, the security interest of the Trustee in a property that is subject to such a Superlien could be adversely affected.

      Under the federal Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), and under state law in certain states, a secured party which takes a deed in lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, operates a mortgaged property or undertakes certain types of activities that may constitute management of the mortgaged property may become liable in certain circumstances for the costs of remedial action ("Cleanup Costs") if hazardous wastes or hazardous substances have been released or disposed of on the property. Such Cleanup Costs may be substantial and could exceed the value of the property and the aggregate assets of the owner or operator. CERCLA imposes strict, as well as joint and several liability for environmental remediation and/or damage costs on several classes of "potentially responsible parties," including current "owners and/or operators" of property, irrespective of whether those owners or operators caused or contributed to contamination on the property. In addition, owners and operators of properties that generate hazardous substances that are disposed of at other "off-site" locations may held strictly, jointly and severally liable for environmental remediation and/or damages at those off-site locations. Many states also have laws that are similar to CERCLA. Liability under CERCLA or under similar state law could exceed the value of the property itself as well as the aggregate assets of the property owner.

      The law is unclear as to whether and under what precise circumstances cleanup costs, or the obligation to take remedial actions, could be imposed on a secured lender such as the Trust Estate. Under the laws of some states and under CERCLA, a lender may be liable as an "owner or operator" for costs of addressing releases or threatened releases of hazardous substances on a mortgaged property if such lender or its agents or employees have "participated in the management" of the operations of the borrower, even though the environmental damage or threat was caused by a prior owner or current owner or operator or other third party. Excluded from CERCLA's definition of "owner or operator," is a person "who without participating in the management of . . . [the] facility, holds indicia of ownership primarily to protect his security interest" (the "secured-creditor exemption"). This exemption for holders of a security interest such as a secured lender applies only to the extent that a lender seeks to protect its security interest in the contaminated facility or property. Thus, if a lender's activities begin to encroach on the actual management of such facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property, the lender may incur potential CERCLA liability in various circumstances including, among others, when it holds the facility or property as an investment (including leasing the facility or property to a third party), fails to market the property in a timely fashion or fails to properly address environmental conditions at the property or facility.

      The Resource Conservation and Recovery Act, as amended ("RCRA"), contains a similar secured-creditor exemption for those lenders who hold a security interest in a petroleum underground storage tank ("UST") or in real estate containing a UST, or that acquire title to a petroleum UST or facility or property on which such a UST is located. As under CERCLA, a lender may lose its secured-creditor exemption and be held liable under RCRA as a UST owner or operator if such lender or its employees or agents participate in the management of the UST. In addition, if the lender takes title to or possession of the UST or the real estate containing the UST, under certain circumstances the secured-creditor exemption may be deemed to be unavailable.

      A decision in May 1990 of the United States Court of Appeals for the Eleventh Circuit in United States v. Fleet Factors Corp. very narrowly construed CERCLA's secured-creditor exemption. The court's opinion suggested that a lender need not have involved itself in the day-to-day operations of the facility or participated in decisions relating to hazardous waste to be liable under CERCLA, rather, liability could attach to a lender if its involvement with the management of the facility were broad enough to support the inference that the lender had the capacity to influence the borrower's treatment of hazardous waste. The court added that a lender's capacity to influence such decisions could be inferred from the extent of its involvement in the facility's financial management. A subsequent decision by the United States Court of Appeals for the Ninth Circuit in In re Bergsoe Metal Corp., apparently disagreeing with, but not expressly contradicting, the Fleet Factors court, held that a secured lender had no liability absent "some actual management of the facility" on the part of the lender.

      Court decisions have taken varying views of the scope of the secured-creditor exemption, leading to administrative and legislative efforts to provide guidance to lenders on the scope of activities that would trigger CERCLA and/or RCRA liability. Until recently, these efforts have failed to provide substantial guidance.

      On September 30, 1996, however, the President signed into law the Asset Conservation Lender Liability and Deposit Insurance Protection Act of 1996 (the "Asset Conservation Act"). The Asset Conservation Act was intended to clarify the scope of the secured-creditor exemption under both CERCLA and RCRA. The Asset Conservation Act more explicitly defined the kinds of "participation in management" that would trigger liability under CERCLA and specified certain activities that would not constitute "participation in management" or otherwise result in a forfeiture of the secured-creditor exemption prior to foreclosure or during a workout period. The Asset Conservation Act also clarified the extent of protection against liability under CERCLA in the event of foreclosure and authorized certain regulatory clarifications of the scope of the secured-creditor exemption for purposes of RCRA, similar to the statutory protections under CERCLA. However, since the courts have not yet had the opportunity to interpret the new statutory provisions, the scope of the additional protections offered by the Asset Conservation Act is not fully defined. It also is important to note that the Asset Conservation Act does not offer complete protection to lenders and that the risk of liability remains.

      If a secured lender does become liable, it may be entitled to bring an action for contribution against the owner or operator who created the environmental contamination or against some other liable party, but that person or entity may be bankrupt or otherwise judgment-proof. It is therefore possible that cleanup or other environmental liability costs could become a liability of the Trust Estate and occasion a loss to the Trust Estate and to Certificateholders in certain circumstances. The new secured creditor amendments to CERCLA, also, would not necessarily affect the potential for liability in actions by either a state or a private party under other federal or state laws which may impose liability on "owners or operators" but do not incorporate the secured-creditor exemption.

      Traditionally, residential mortgage lenders have not taken steps to evaluate whether hazardous wastes or hazardous substances are present with respect to any mortgaged property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Accordingly, neither the Depositor, Wells Fargo Bank nor the Wells Fargo Affiliates have made such evaluations prior to the origination of the Mortgage Loans, nor does Wells Fargo Bank or the Wells Fargo Affiliates require that such evaluations be made by originators who have sold the Mortgage Loans to Wells Fargo Bank. Neither the Depositor nor Wells Fargo Bank is required to undertake any such evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. Neither the Depositor nor the Master Servicer makes any representations or warranties or assumes any liability with respect to: the environmental condition of such Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from such Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any substance on or near such Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any such Mortgaged Property. See "The Pooling and Servicing Agreement--Representations and Warranties" and "Servicing of the Mortgage Loans--Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Mortgage Loans" above.

"Due-on-Sale" Clauses

      The forms of note, mortgage and deed of trust relating to Mortgage Loans may contain a "due-on-sale" clause permitting acceleration of the maturity of a loan if the borrower transfers its interest in the property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, effective October 15, 1982, Congress enacted the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act") which purports to preempt state laws which prohibit the enforcement of "due-on-sale" clauses by providing among other matters, that "due-on-sale" clauses in certain loans (which loans may include the Mortgage Loans) made after the effective date of the Garn Act are enforceable, within certain limitations as set forth in the Garn Act and the regulations promulgated thereunder. "Due-on-sale" clauses contained in mortgage loans originated by federal savings and loan associations or federal savings banks are fully enforceable pursuant to regulations of the Office of Thrift Supervision ("OTS"), as successor to the Federal Home Loan Bank Board ("FHLBB"), which preempt state law restrictions on the enforcement of such clauses. Similarly, "due-on-sale" clauses in mortgage loans made by national banks and federal credit unions are now fully enforceable pursuant to preemptive regulations of the Comptroller of the Currency and the National Credit Union Administration, respectively.

      The Garn Act created a limited exemption from its general rule of enforceability for "due-on-sale" clauses in certain mortgage loans ("Window Period Loans") which were originated by non-federal lenders and made or assumed in certain states ("Window Period States") during the period, prior to October 15, 1982, in which that state prohibited the enforcement of "due-on-sale" clauses by constitutional provision, statute or statewide court decision (the "Window Period"). Though neither the Garn Act nor the OTS regulations actually names the Window Period States, Freddie Mac has taken the position, in prescribing mortgage loan servicing standards with respect to mortgage loans which it has purchased, that the Window Period States were: Arizona, Arkansas, California, Colorado, Georgia, Iowa, Michigan, Minnesota, New Mexico, Utah and Washington. Under the Garn Act, unless a Window Period State took action by October 15, 1985, the end of the Window Period, to further regulate enforcement of "due-on-sale" clauses in Window Period Loans, "due-on-sale" clauses would become enforceable even in Window Period Loans. Five of the Window Period States (Arizona, Minnesota, Michigan, New Mexico and Utah) have taken actions which restrict the enforceability of "due-on-sale" clauses in Window Period Loans beyond October 15, 1985. The actions taken vary among such states.

      By virtue of the Garn Act, a Servicer may generally be permitted to accelerate any Mortgage Loan which contains a "due-on-sale" clause upon transfer of an interest in the property subject to the mortgage or deed of trust. With respect to any Mortgage Loan secured by a residence occupied or to be occupied by the borrower, this ability to accelerate will not apply to certain types of transfers, including (i) the granting of a leasehold interest which has a term of three years or less and which does not contain an option to purchase, (ii) a transfer to a relative resulting from the death of a borrower, or a transfer where the spouse or children become an owner of the property in each case where the transferee(s) will occupy the property, (iii) a transfer resulting from a decree of dissolution of marriage, legal separation agreement or from an incidental property settlement agreement by which the spouse becomes an owner of the property, (iv) the creation of a lien or other encumbrance subordinate to the lender's security instrument which does not relate to a transfer of rights of occupancy in the property (provided that such lien or encumbrance is not created pursuant to a contract for deed), (v) a transfer by devise, descent or operation of law on the death of a joint tenant or tenant by the entirety, (vi) a transfer into an inter vivos trust in which the borrower is the beneficiary and which does not relate to a transfer of rights of occupancy; and (vii) other transfers as set forth in the Garn Act and the regulations thereunder. Regulations promulgated under the Garn Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause. The extent of the effect of the Garn Act on the average lives and delinquency rates of the Mortgage Loans cannot be predicted. See "Prepayment and Yield Considerations."

Applicability of Usury Laws

      Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The OTS as successor to the FHLBB is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. Fifteen states have adopted laws reimposing or reserving the right to reimpose interest rate limits. In addition, even where Title V is not so rejected, any state is authorized to adopt a provision limiting certain other loan charges.

      The Depositor will represent and warrant in the Pooling and Servicing Agreement to the Trustee for the benefit of Certificateholders that all Mortgage Loans are originated in full compliance with applicable state laws, including usury laws. See "The Pooling and Servicing Agreement--Assignment of Mortgage Loans to the Trustee."

Enforceability of Certain Provisions

      Standard forms of note, mortgage and deed of trust generally contain provisions obligating the borrower to pay a late charge if payments are not timely made and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under the Pooling and Servicing Agreement, late charges and prepayment fees (to the extent permitted by law and not waived by the Servicer) will be retained by the Servicer as additional servicing compensation.

      Courts have imposed general equitable principles upon foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of defaults under the loan documents. Examples of judicial remedies that may be fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required lenders to reinstate loans or recast payment schedules to accommodate borrowers who are suffering from temporary financial disability. In some cases, courts have limited the right of lenders to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second mortgage or deed of trust affecting the property. In other cases, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under the deeds of trust receive notices in addition to the statutorily-prescribed minimum requirements. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust or under a mortgage having a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following discussion represents the opinion of Cadwalader, Wickersham & Taft LLP as to the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Code, as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of the Treasury. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Certificates.

      For purposes of this discussion, where the applicable prospectus supplement provides for a Fixed Retained Yield with respect to the Mortgage Loans of a Series of Certificates, references to the Mortgage Loans will be deemed to refer to that portion of the Mortgage Loans held by the Trust Estate that does not include the Fixed Retained Yield. References to a "holder" or "Certificateholder" in this discussion generally mean the beneficial owner of a Certificate.

Federal Income Tax Consequences for REMIC Certificates

      General

      With respect to a particular Series of Certificates, an election may be made to treat the Trust Estate or one or more segregated pools of assets therein as one or more real estate mortgage investment conduits (each, a "REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). A Trust Estate or a portion or portions thereof as to which one or more REMIC elections will be made will be referred to as a "REMIC Pool." For purposes of this discussion, Certificates of a Series as to which one or more REMIC elections are made are referred to as "REMIC Certificates" and will consist of one or more Classes of "Regular Certificates" and one Class of "Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each Series of REMIC Certificates, Cadwalader, Wickersham & Taft LLP, counsel to the Depositor, has advised the Depositor that in the firm's opinion, assuming (i) the making of an appropriate election, (ii) compliance with the Pooling and Servicing Agreement, and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. In such case, the Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The prospectus supplement for each Series of Certificates will indicate whether one or more REMIC elections with respect to the related Trust Estate will be made, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool.

      Status of REMIC Certificates

      REMIC Certificates held by a domestic building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) in the same proportion that the assets of the REMIC Pool would be treated as "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code
Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C). REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest on the Regular Certificates and income with respect to Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code
Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(4)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment.

      Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. In addition, if the assets of the REMIC include Buy-Down Loans, it is possible that the percentage of such assets constituting "loans . . . secured by an interest in real property which is . . . residential real property" for purposes of Code Section 7701(a)(19)(C)(v) may be required to be reduced by the amount of the related Buy-Down Funds. Regular Certificates will represent "qualified mortgages," within the meaning of Code
Section 860G(a)(3), for other REMICs. REMIC Certificates held by a regulated investment company will not constitute "Government securities" within the meaning of Code Section 851(b)(3)(A)(i). REMIC Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1).

      Qualification as a REMIC

      In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement will be met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC Pool also must provide "reasonable arrangements" to prevent its residual interests from being held by "disqualified organizations" or agents thereof and must furnish applicable tax information to transferors or agents that violate this requirement. See "--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations."

      A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day or is either purchased by the REMIC Pool within a three-month period thereafter or represents an increase in the loan advanced to the obligor under its original terms, in each case pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, and, generally, certificates of beneficial interest in a grantor trust that holds mortgage loans and regular interests in another REMIC, such as lower-tier regular interests in a tiered REMIC. The REMIC Regulations specify that loans secured by timeshare interests and shares held by a tenant stockholder in a cooperative housing corporation can be qualified mortgages. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or
(ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached, (iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period.

      Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. In addition, a reserve fund (limited to not more than 50% of the REMIC's initial assets) may be used to provide a source of funds for the purchase of increases in the balances of qualified mortgages pursuant to their terms. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" to the extent no longer required. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally not held beyond the close of the third calendar year following the year in which such property is acquired with an extension that may be granted by the Internal Revenue Service.

      In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more classes of regular interests or (ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a qualified variable rate, inverse variable rate or difference between two fixed or qualified variable rates on some or all of the qualified mortgages. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, in the opinion of Cadwalader, Wickersham & Taft LLP, the Regular Certificates of a Series will constitute one or more classes of regular interests, and the Residual Certificates with respect to that Series will constitute a single class of residual interests on which distributions are made pro rata.

      If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.

      Taxation of Regular Certificates

      General

      In general, interest, original issue discount, and market discount on a Regular Certificate will be treated as ordinary income to a holder of the Regular Certificate (the "Regular Certificateholder"), and principal payments on a Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the Regular Certificate allocable thereto. Regular Certificateholders must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.

      Original Issue Discount

      Accrual Certificates will be, and other classes of Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any Class of Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such regulations, the Depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Internal Revenue Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Internal Revenue Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Regular Certificates.

      Each Regular Certificate (except to the extent described below with respect to a Regular Certificate on which principal is distributed in a single installment or by lots of specified principal amounts upon the request of a Certificateholder or by random lot (a "Non-Pro Rata Certificate")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price." The issue price of a Class of Regular Certificates offered pursuant to this prospectus generally is the first price at which a substantial amount of such Class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, the Depositor intends to treat the issue price of a Class as to which there is no substantial sale as of the issue date or that is retained by the Depositor as the fair market value of that Class as of the issue date. The issue price of a Regular Certificate also includes any amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate, unless the Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a Regular Certificate always includes the original principal amount of the Regular Certificate, but generally will not include distributions of interest if such distributions constitute "qualified stated interest." Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any Class of Regular Certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable prospectus supplement, because the underlying Mortgage Loans provide for remedies in the event of default, the Depositor intends to treat interest with respect to the Regular Certificates as qualified stated interest. Distributions of interest on a Compound Interest Certificate, or on other Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the Depositor intends to treat an interest-only Class or a Class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" Class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is shorter than the interval between subsequent Distribution Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

      Under a de minimis rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans (the "Prepayment Assumption") and the anticipated reinvestment rate, if any, relating to the Regular Certificates. The Prepayment Assumption with respect to a Series of Regular Certificates will be set forth in the applicable prospectus supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. Under the OID Regulations, however, Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium, under the constant yield method. See "--Election to Treat All Interest Under the Constant Yield Method."

      A Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. The Depositor will treat the monthly period ending on the day before each Distribution Date as the accrual period. With respect to each Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date on the Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Non-Pro Rata Certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of
(i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period, and (b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, and
(iii) the Prepayment Assumption. For
these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of original issue discount with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

      Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to take into account prepayments on the Regular Certificates as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the Mortgage Loans with respect to a Series of Regular Certificates can result in both a change in the priority of principal payments with respect to certain Classes of Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Certificates.

      In the case of a Non-Pro Rata Certificate, the Depositor intends to determine the yield to maturity of such Certificate based upon the anticipated payment characteristics of the Class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Non-Pro Rata Certificate in a full accrual period would be its allocable share of the original issue discount with respect to the entire Class, as determined in accordance with the preceding paragraph. However, in the case of a distribution in retirement of the entire unpaid principal balance of any Non-Pro Rata Certificate (or portion of such unpaid principal balance), (a) the remaining unaccrued original issue discount allocable to such Certificate (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining Certificate of such Class (or the remaining unpaid principal balance of a partially redeemed Non-Pro Rata Certificate after a distribution of principal has been received) will be adjusted by reducing the present value of the remaining payments on such Class and the adjusted issue price of such Class to the extent attributable to the portion of the unpaid principal balance thereof that was distributed. The Depositor believes that the foregoing treatment is consistent with the "pro rata prepayment" rules of the OID Regulations, but with the rate of accrual of original issue discount determined based on the Prepayment Assumption for the Class as a whole. Investors are advised to consult their tax advisors as to this treatment.

      Acquisition Premium

      A purchaser of a Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "--Election to Treat All Interest Under the Constant Yield Method."

      Variable Rate Regular Certificates

      Regular Certificates may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (i) the issue price does not exceed the original principal balance by more than a specified amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates,"
(b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate," or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate." A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where such rate is subject to a fixed multiple that is greater than 0.65 but not more than 1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate is any rate (other than a qualified floating rate) that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is a rate equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified inverse floating rate may nevertheless be an objective rate. A Class of Regular Certificates may be issued under this prospectus that does not have a variable rate under the foregoing rules, for example, a Class that bears different rates at different times during the period it is outstanding such that it is considered significantly "front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that such a Class may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to Regular Certificates. However, if final regulations dealing with contingent interest with respect to Regular Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations for non-contingent debt instruments. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Regular Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

      Under the REMIC Regulations, a Regular Certificate (i) bearing a rate that qualifies as a variable rate under the OID Regulations that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates, including a rate based on the average cost of funds of one or more financial institutions), or a positive or negative multiple of such a rate (plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the Mortgage Loans, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods, or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods, qualifies as a regular interest in a REMIC. Accordingly, the Depositor intends to treat Regular Certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

      The amount of original issue discount with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "--Original Issue Discount," with the yield to maturity and future payments on such Regular Certificate generally to be determined by assuming that interest will be payable for the life of the Regular Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant Class. Unless required otherwise by applicable final regulations, the Depositor intends to treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium Class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

      The Depositor intends to treat Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans as having qualified stated interest, except to the extent that initial "teaser" rates cause sufficiently "back-loaded" interest to create more than de minimis original issue discount. The yield on such Regular Certificates for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed-rate Mortgage Loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable-rate Mortgage Loans. In the case of adjustable-rate Mortgage Loans, the applicable index used to compute interest on the Mortgage Loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual Pass-Through Rate on the Regular Certificates.

      Market Discount

      A purchaser of a Regular Certificate also may be subject to the market discount rules of Code Sections 1276 through 1278. Under these sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate, or (ii) in the case of a Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either
(i) on the basis of a constant interest rate, or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. A purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. A purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Certificate over the interest distributable thereon. The deferred portion of the interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "--Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

      By analogy to the OID Regulations, market discount with respect to a Regular Certificate will be considered to be zero if the market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "--Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount would be reported in a manner similar to de minimis original issue discount. See "--Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

      Premium

      A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Regular Certificateholder may elect under Code Section 171 to amortize such premium under the constant yield method. Such election will apply to all debt obligations acquired by the Regular Certificateholder at a premium held in that taxable year or thereafter, unless revoked with the permission of the Internal Revenue Service. Final Treasury Regulations issued under Code Section 171 do not by their terms apply to prepayable debt instruments such as the Regular Certificates. However, the Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant interest method described above under "--Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate, rather than as a separate deduction item. See "--Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.

      Election to Treat All Interest Under the Constant Yield Method

      A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes this election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all premium bonds held or market discount bonds acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Internal Revenue Service. Investors should consult their own tax advisors regarding the advisability of making this election.

      Treatment of Losses

      Regular Certificateholders will be required to report income with respect to Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate, particularly a Subordinated Certificate, may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166. Under Code Section 166, it appears that Regular Certificateholders that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss such loss with respect to principal sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, Regular Certificateholders that are not corporations and do not hold the Regular Certificates in connection with a trade or business should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of a portion of any such Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, such non-corporate Regular Certificateholders should be allowed a bad debt deduction at the time the principal balance of such Regular Certificates is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all the Mortgage Loans remaining in the Trust Estate have been liquidated or the applicable Class of Regular Certificates has been otherwise retired. The Internal Revenue Service could also assert that losses on the Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the Class. Regular Certificateholders are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued original issue discount may only be deducted as capital losses in the case of non-corporate holders who do not hold the Regular Certificates in connection with a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.

      Sale or Exchange of Regular Certificates

      If a Regular Certificateholder sells or exchanges a Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by any amortized premium and by any recognized losses.

      Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the related capital gain holding period. Such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to such Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Generally, short-term capital gains of certain non-corporate taxpayers are subject to the same tax rate as the ordinary income of such taxpayers for property held for not more than one year, and long-term capital gains of such taxpayers are subject to a lower maximum tax rate for property held for more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

      Taxation of Residual Certificates

      Taxation of REMIC Income

      Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ("Residual Holders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Holder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Holders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income includes interest, original issue discount income and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income from amortization of issue premium, if any, on the Regular Certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC Pool and realized losses on the Mortgage Loans. The requirement that Residual Holders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Certificates of any class of the related Series outstanding.

      The taxable income recognized by a Residual Holder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) or income from amortization of issue premium on the Regular Certificates, on the other hand. In the event that an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the Residual Holder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the Regular Certificates and (ii) the discount on the Mortgage Loans which is includible in income may exceed the deduction allowed upon such distributions on those Regular Certificates on account of any unaccrued original issue discount relating to those Regular Certificates. When there is more than one Class of Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal are being made in respect of earlier Classes of Regular Certificates to the extent that such Classes are not issued with substantial discount or are issued at a premium. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later maturing Classes of Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a Series of Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding Classes of Regular Certificates, whereas, to the extent the REMIC Pool consists of fixed-rate Mortgage Loans, interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Holders must have sufficient other sources of cash to pay any federal, state, or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below under "--Limitations on Offset or Exemption of REMIC Income." The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a Series of Certificates, may have a significant adverse effect upon a Residual Holder's after-tax rate of return. In addition, a Residual Holder's taxable income during certain periods may exceed the income reflected by such Residual Holder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in Residual Certificates.

      Basis and Losses

      The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Holder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Holder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Holder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Holder as to whom such loss was disallowed and may be used by such Residual Holder only to offset any income generated by the same REMIC Pool.

      A Residual Holder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. This recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Holders described above under "Taxation of REMIC Income," the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

      A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. Regulations have been issued addressing the federal income tax treatment of "inducement fees" received by transferees of noneconomic residual interests. These regulations require inducement fees to be included in income over a period reasonably related to the period in which a Residual Certificate is expected to generate taxable income or net loss to its Residual Holder. Under two safe harbor methods, inducement fees are permitted to be included in income: (i) in the same amounts and over the same period that the Residual Holder uses for financial reporting purposes, provided that such period is not shorter than the period the related REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the related REMIC, determined based on actual distributions projected as remaining to be made on such interests under the applicable prepayment assumption. If the Residual Holder sells or otherwise disposes of the residual interest, any unrecognized portion of the inducement fee generally is required to be taken into account at the time of the sale or disposition. A prospective purchaser of a Residual Certificate should consult with its tax counsel regarding the effect of these regulations.

      Further, to the extent that the initial adjusted basis of a Residual Holder (other than an original holder) in the Residual Certificate is greater than the corresponding portion of the REMIC Pool's basis in the Mortgage Loans, the Residual Holder will not recover a portion of its basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "--Treatment of Certain Items of REMIC Income and Expense--Market Discount" below regarding the basis of Mortgage Loans to the REMIC Pool and "--Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

      Treatment of Certain Items of REMIC Income and Expense

      Although the Depositor intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The Depositor makes no representation as to the specific method that the Trustee will use for reporting income with respect to the Mortgage Loans and expenses with respect to the Regular Certificates and different methods could result in different timing of reporting of taxable income or net loss to Residual Holders or differences in capital gain versus ordinary income.

      Original Issue Discount and Premium. Generally, the REMIC Pool's deductions for original issue discount and income from amortization of issue premium will be determined in the same manner as original issue discount income on Regular Certificates as described above under "--Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates," without regard to the de minimis rule described therein, and "--Premium."

      Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool in such Mortgage Loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool. The accrued portion of such market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount. Market discount income generally should accrue in the manner described above under "--Taxation of Regular Certificates--Market Discount."

      Premium. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds their unpaid principal balances, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "--Taxation of Regular Certificates--Premium," a person that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code
Section 171 to amortize premium on Mortgage Loans originated after September 27, 1985 under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. Because substantially all of the mortgagors on the Mortgage Loans are expected to be individuals, Code Section 171 will not be available for premium on Mortgage Loans originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Internal Revenue Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

      Limitations on Offset or Exemption of REMIC Income

      A portion (or all) of the REMIC taxable income includible in determining the federal income tax liability of a Residual Holder will be subject to special treatment. That portion, referred to as the "excess inclusion," is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of (i) 120% of the long-term applicable federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by

(ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes.

      The portion of a Residual Holder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on such Residual Holder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the Residual Holder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Holder's excess inclusions will be treated as unrelated business taxable income of such Residual Holder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "--Tax-Related Restrictions on Transfer of Residual Certificates-- Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "--Taxation of Certain Foreign Investors --Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons.

      There are three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a Residual Holder. First, alternative minimum taxable income for a Residual Holder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a Residual Holder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions.

      Tax-Related Restrictions on Transfer of Residual Certificates

      Disqualified Organizations. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such rate is applied to the anticipated excess inclusions from the end of the remaining calendar quarters in which they arise to the date of the transfer. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit stating that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Internal Revenue Service if the Disqualified Organization promptly disposes of the Residual Certificate and the transferor pays income tax at the highest corporate rate on the excess inclusion for the period the Residual Certificate is actually held by the Disqualified Organization.

      In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

      If an "electing large partnership" holds a Residual Certificate, all interests in the electing large partnership are treated as held by Disqualified Organizations for purposes of the tax imposed upon a Pass-Through Entity by
Section 860E(c) of the Code. An exception to this tax, otherwise available to a Pass-Through Entity that is furnished certain affidavits by record holders of interests in the entity and that does not know such affidavits are false, is not available to an electing large partnership.

      For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity, and (iii) an "electing large partnership" means any partnership having more than 100 members during the preceding tax year (other than certain service partnerships and commodity pools), which elect to apply simplified reporting provisions under the Code.

      The Pooling and Servicing Agreement with respect to a Series will provide that no legal or beneficial interest in a Residual Certificate may be transferred or registered unless (i) the proposed transferee furnishes to the Depositor and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate and is not a Disqualified Organization and is not purchasing such Residual Certificate on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof) and (ii) the transferor provides a statement in writing to the Depositor and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Pooling and Servicing Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a Series will bear a legend referring to such restrictions on transfer, and each Residual Holder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Pooling and Servicing Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Internal Revenue Service and to the requesting party within 60 days of the request, and the Depositor or the Trustee may charge a fee for computing and providing such information.

      Noneconomic Residual Interests. The REMIC Regulations disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Holder (other than a Residual Holder who is not a U.S. Person, as defined below under "--Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (x) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (y) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes on each excess inclusion. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "--Disqualified Organizations." The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, (ii) the transferee represents to the transferor that it understands that, as the holder of the non-economic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due, (iii) the transferee represents to the transferor that it will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the treaty) of the transferee or of any other person, and (iv) one of the two following tests is satisfied: either

(a) the present value of the anticipated tax liabilities associated with holding the noneconomic residual interest will not exceed the sum of:

      (1) the present value of any consideration given to the transferee to acquire the residual interest;

      (2) the present value of the expected future distributions on the residual; and

      (3) the present value of the anticipated tax savings associated with holding the residual interest as the REMIC generates losses; or

(b) (1) the transferee must be a domestic "C" corporation (other than a corporation exempt from taxation or a regulated investment company or real estate investment trust) that meets certain gross and net asset tests (generally, $100 million of gross assets and $10 million of net assets for the current year and the two preceding fiscal years);

      (2) the transferee must agree in writing that any subsequent transfer of the residual interest would be to an eligible "C" corporation and would meet the requirement for a safe harbor transfer; and

      (3) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with ownership of the residual interest will not be paid by the transferee.

      For purposes of the computation in clause (a), the transferee is assumed to pay tax at the highest corporate rate of tax specified in the Code or, in certain circumstances, the alternative minimum tax rate. Further, present values generally are computed using a discount rate equal to the short-term Federal rate set forth in Section 1274(d) of the Code for the month of the transfer and the compounding period used by the transferee.

      The Pooling and Servicing Agreement with respect to each Series of Certificates will require the transferee of a Residual Certificate to certify to the matters in requirements (i) through (iii) above as part of the affidavit described above under "--Disqualified Organizations." The Pooling and Servicing Agreement will not require that transfers of the Residual Certificates meet requirement (iv) above. Consequently, such transfers may not meet the safe harbor. Persons considering the purchase of the Residual Certificates of a Series should consult their advisors regarding the advisability of meeting the safe harbor in any transfer of the Residual Certificates.

      Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

      A Residual Certificate may not be purchased by or transferred to any person that is not a "U.S. Person," unless (i) such person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor form) or (ii) the transferee delivers to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate that is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

      Sale or Exchange of a Residual Certificate

      Upon the sale or exchange of a Residual Certificate, the Residual Holder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "--Basis and Losses") of such Residual Holder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Holder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Holder's Residual Certificate, in which case, if the Residual Holder has an adjusted basis in its Residual Certificate remaining when its interest in the REMIC Pool terminates, and if it holds such Residual Certificate as a capital asset under Code Section 1221, then it will recognize a capital loss at that time in the amount of such remaining adjusted basis.

      Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate or termination of the REMIC Pool by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

      The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code
Section 1091 will apply to dispositions of Residual Certificates where the depositor of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Code Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

      Mark to Market Regulations

      The Internal Revenue Service has issued final regulations (the "Mark to Market Regulations") under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark to market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark to Market Regulations provide that, for purposes of this mark to market requirement, a Residual Certificate is not treated as a security and thus may not be marked to market.

      Taxes That May Be Imposed on the REMIC Pool

      Prohibited Transactions

      Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Holders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default, or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool, or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services, or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Certificates is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or due-on-encumbrance clause, or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable-rate Mortgage Loan.

      Contributions to the REMIC Pool After the Startup Day

      In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Holder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted in Treasury regulations yet to be issued. It is not anticipated that there will be any contributions to the REMIC Pool after the Startup Day.

      Net Income from Foreclosure Property

      The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period not exceeding the close of the third calendar year after the year in which the REMIC Pool acquired such property, with a possible extension. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that the REMIC Pool will have any taxable net income from foreclosure property.

      Liquidation of the REMIC Pool

      If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of Regular Certificates and Residual Holders within the 90-day period.

      Administrative Matters

      The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Holder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Internal Revenue Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit in a unified administrative proceeding. The Master Servicer will be obligated to act as "tax matters person," as defined in applicable Treasury regulations, with respect to the REMIC Pool, in its capacity as either Residual Holder or agent of the Residual Holders. If the Code or applicable Treasury regulations do not permit the Master Servicer to act as tax matters person in its capacity as agent of the Residual Holders, the Residual Holder chosen by the Residual Holders or such other person specified pursuant to Treasury regulations will be required to act as tax matters person.

      Limitations on Deduction of Certain Expenses

      An investor who is an individual, estate, or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over a statutory threshold amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. These limitations will be phased out and eliminated by 2010. In the case of a REMIC Pool, such deductions may include deductions under Code Section 212 for the Servicing Fee and all administrative and other expenses relating to the REMIC Pool, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Certificates, as well as holders of Residual Certificates, where such Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. Unless indicated otherwise in the applicable prospectus supplement, all such expenses will be allocable to the Residual Certificates. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Certificates that are issued in a single class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates.

      Taxation of Certain Foreign Investors

      Regular Certificates

      Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (as defined below) will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" (within the meaning of Code Section 871(h)(3)(B)) of, or a controlled foreign corporation (described in Code Section 881(c)(3)(C)) related to, the REMIC (or possibly one or more mortgagors) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442 with appropriate documentation, signed under penalties of perjury, establishing an exemption from withholding. The appropriate documentation includes IRS Form W-8BEN, if the Non-U.S. Person is a corporation or individual eligible for the benefits of the portfolio interest exemption or an exemption based on a treaty; IRS Form W-8ECI if the Non-U.S. Person is eligible for an exemption on the basis of its income from the Regular Certificate being effectively connected to a United States trade or business; IRS Form W-8BEN or IRS Form W-8IMY if the non-U.S. Person is a trust, depending on whether such trust is classified as the beneficial owner of the Regular Certificate; and IRS Form W-8IMY, with supporting documentation as specified in the Treasury Regulations, required to substantiate exemptions from withholding on behalf of its partners, if the non-U.S. Person is a partnership. An intermediary (other than a partnership) must provide IRS Form W-8IMY, revealing all required information, including its name, address, taxpayer identification number, the country under the laws of which it is created, and certification that it is not acting for its own account. A "qualified intermediary" must certify that it has provided, or will provide, a withholding statement as required under Treasury Regulations Section 1.1441-1(e)(5)(v), but need not disclose the identity of its account holders on its Form W-8IMY, and may certify its account holders' status without including each beneficial owner's certification. A non-"qualified intermediary" must additionally certify that it has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of its beneficial owners. If any of the foregoing forms, or any other required documentation, is not provided, 30% withholding will apply. The term "Non-U.S. Person" means any person who is not a U.S. Person. The term "intermediary" means a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a Regular Certificate. A "qualified intermediary" is generally a foreign financial institution or clearing organization or a non-U.S. branch or office of a U.S. financial institution or clearing organization that is a party to a withholding agreement with the IRS.

      Residual Certificates

      The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Holders who are Non-U.S. Persons generally should be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Holders may qualify as "portfolio interest," subject to the conditions described in "--Regular Certificates" above, but only to the extent that (i) the Mortgage Loans were issued after July 18, 1984 and (ii) the Trust Estate or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, Mortgage Loans will not be, but regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Holder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion." See "--Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income." If the amounts paid to Residual Holders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential." Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.

      Backup Withholding

      Distributions made on the Regular Certificates, and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 at the rate of 28% (increasing to 31% after 2010) on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Certificateholder is a U.S. Person and provides IRS Form W-9 with the correct taxpayer identification number; is a non-U.S. Person and provides IRS Form W-8BEN identifying the non-U.S. Person and stating that the beneficial owner is not a U.S. Person; or can be treated as an exempt recipient within the meaning of Treasury Regulations Section 1.6049-4(c)(l)(ii). Any amounts to be withheld from distribution on the Regular Certificates would be refunded by the IRS or allowed as a credit against the Regular Certificateholder's federal income tax liability. Information reporting requirements may also apply regardless of whether withholding is required. Prospective investors are encouraged to consult their own tax advisors regarding the application to them of information reporting.

      Reporting Requirements

      Reports of accrued interest, original issue discount and information necessary to compute the accrual of market discount will be made annually to the Internal Revenue Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Internal Revenue Service Publication 938 with respect to a particular Series of Regular Certificates. Holders through nominees must request such information from the nominee.

      The Internal Revenue Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Holder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

      Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Holders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the Internal Revenue Service concerning Code Section 67 expenses (see "Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Holders, furnished annually to holders of Regular Certificates, and filed annually with the Internal Revenue Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Status of REMIC Certificates."


Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made

      General

      In the event that no election is made to treat a Trust Estate (or a segregated pool of assets therein) with respect to a Series of Certificates as a REMIC, in the opinion of Cadwalader, Wickersham & Taft LLP, the Trust Estate will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i). Where there is no Fixed Retained Yield with respect to the Mortgage Loans underlying the Certificates of a Series, and where such Certificates are not designated as "Stripped Certificates," the holder of each such Certificate in such Series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Estate represented by its Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under "--Characterization of Servicing Fees." Accordingly, the holder of a Certificate of a particular Series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Servicer, in accordance with such Certificateholder's method of accounting. A Certificateholder generally will be able to deduct its share of the Servicing Fee and all administrative and other expenses of the Trust Estate in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Estate. However, investors who are individuals, estates or trusts who own Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for the Servicing Fee and all such administrative and other expenses of the Trust Estate, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over a statutory threshold amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. These limitations will be phased out and eliminated by 2010. As a result, such investors holding Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Certificates with respect to interest at the pass-through rate or as discount income on such Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is Fixed Retained Yield with respect to the Mortgage Loans underlying a Series of Certificates or where the servicing fees are in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "--Stripped Certificates" and "--Recharacterization of Servicing Fees," respectively.

      Tax Status

      In the opinion of Cadwalader, Wickersham & Taft LLP, except as described below with respect to Stripped Certificates:

            1. Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans. . .secured by an interest in real property which is. . .residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Certificate is of the type described in such section of the Code.

            2. A Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code
      Section 856(c)(4)(A) to the extent that the assets of the related Trust Estate consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" to such extent within the meaning of Code Section 856(c)(3)(B).

            3. A Certificate owned by a REMIC will be considered to represent an "obligation (including any participation or certificate of beneficial ownership therein) which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Estate consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).

      An issue arises as to whether Buy-Down Loans may be characterized in their entirety under the Code provisions cited in clauses 1 and 2 of the immediately preceding paragraph. There is indirect authority supporting treatment of an investment in a Buy-Down Loan as entirely secured by real property if the fair market value of the real property securing the loan exceeds the principal amount of the loan at the time of issuance or acquisition, as the case may be. There is no assurance that the treatment described above is proper. Accordingly, Certificateholders are urged to consult their own tax advisors concerning the effects of such arrangements on the characterization of such Certificateholder's investment for federal income tax purposes.

      Premium and Discount

      Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Certificates or thereafter.

      Premium

      The treatment of premium incurred upon the purchase of a Certificate will be determined generally as described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual
Certificates--Treatment of Certain Items of REMIC Income and Expense--Premium."

      Original Issue Discount

      The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser" rates on the Mortgage Loans. See "--Stripped Certificates" below regarding original issue discount on Stripped Certificates.

      Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. Unless indicated otherwise in the applicable prospectus supplement, no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loans (i.e., points) will be includible by such holder.

      Market Discount

      Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount," except that the ratable accrual methods described therein will not apply. Rather, the holder will accrue market discount pro rata over the life of the Mortgage Loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable prospectus supplement, no prepayment assumption will be assumed for purposes of such accrual.

      Recharacterization of Servicing Fees

      If the servicing fees paid to a Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to Certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased. Recently issued Internal Revenue Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

      Accordingly, if the Internal Revenue Service's approach is upheld, a Servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as "stripped coupons" and "stripped bonds." Subject to the de minimis rule discussed below under "--Stripped Certificates," each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to the Servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See "Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

      Sale or Exchange of Certificates

      Upon sale or exchange of a Certificate, a Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and other assets represented by the Certificate. In general, the aggregate adjusted basis will equal the Certificateholder's cost for the Certificate, increased by the amount of any income previously reported with respect to the Certificate and decreased by the amount of any losses previously reported with respect to the Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss generally would be capital gain or loss if the Certificate was held as a capital asset. However, gain on the sale of a Certificate will be treated as ordinary income (i) if a Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Capital gains of certain noncorporate taxpayers generally are subject to a lower maximum tax rate than ordinary income of such taxpayers for property held for more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

      Stripped Certificates

      General

      Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Certificates that are subject to those rules will be referred to as "Stripped Certificates." The Certificates will be subject to those rules if (i) the Depositor or any of its affiliates retains (for its own account or for purposes of resale), in the form of Fixed Retained Yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Depositor or any of its affiliates is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Loans (see "--Recharacterization of Servicing Fees" above), and (iii) a Class of Certificates are issued in two or more Classes representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

      In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid to a Servicer, to the extent that such fees represent reasonable compensation for services rendered. See the discussion above under "--Recharacterization of Servicing Fees." Although not free from doubt, for purposes of reporting to Stripped Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each Class of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "--General," subject to the limitation described therein.

      Code Section 1286 treats a stripped bond or a stripped coupon generally as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Mortgage Pool containing variable-rate Mortgage Loans, in the opinion of Cadwalader, Wickersham & Taft LLP, (i) the Trust Estate will be treated as a grantor trust under subpart E, Part I of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. Although it is possible that computations with respect to Stripped Certificates could be made in one of the ways described below under "--Taxation of Stripped Certificates--Possible Alternative Characterizations," the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument. Accordingly, for OID purposes, all payments on any Stripped Certificates should be aggregated and treated as though they were made on a single debt instrument. The Pooling and Servicing Agreement will require that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

      Furthermore, Treasury regulations provide for treatment of a Stripped Certificate as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or, presumably, at a premium. This treatment indicates that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the OID Regulations, assuming it is not an interest-only or super-premium Stripped Certificate. Further, these final regulations provide that the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount if either (i) the initial discount with respect to the Stripped Certificate was treated as zero under the de minimis rule, or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Loans. Any such market discount would be reportable as described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount," without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.

      Status of Stripped Certificates

      No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the Mortgage Loans. Although the issue is not free from doubt, in the opinion of Cadwalader, Wickersham & Taft LLP, Stripped Certificates owned by applicable holders should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), "obligation[s] . . . principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) and "loans . . . secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the Mortgage Loans and interest on such Mortgage Loans qualify for such treatment. The application of such Code provisions to Buy-Down Loans is uncertain. See "--Tax Status" above.

      Taxation of Stripped Certificates

      Original Issue Discount

      Except as described above under "--General," each Stripped Certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to the related income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates." However, with the apparent exception of a Stripped Certificate qualifying as a market discount obligation as described above under "--General," the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption, other than qualified stated interest.

      If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize a loss (which may be a capital loss) equal to such portion of unrecoverable basis.

      As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations for non-contingent debt instruments. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.

      Sale or Exchange of Stripped Certificates

      Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Sale or Exchange of Regular Certificates." To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

      Purchase of More Than One Class of Stripped Certificates

      When an investor purchases more than one Class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such Classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

      Possible Alternative Characterizations

      The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each Mortgage Loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each Mortgage Loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan, or (iii) a separate installment obligation for each Mortgage Loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more Classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each Mortgage Loan to the extent that such Stripped Certificate, or Classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such Mortgage Loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Treasury regulations regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis.

      Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.

Reporting Requirements and Backup Withholding

      The Master Servicer will furnish, within a reasonable time after the end of each calendar year, to each Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as is necessary to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amount required to be reported by the Master Servicer may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable prospectus supplement, such reporting will be based upon a representative initial offering price of each Class of Stripped Certificates. The Master Servicer will also file such original issue discount information with the Internal Revenue Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, backup withholding may be required in respect of any reportable payments, as described above under "--Federal Income Tax Consequences for REMIC Certificates--Backup Withholding."

Reportable Transactions

      Any Certificateholder that reports any item or items of income, gain, expense, or loss in respect of a Certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the Certificates.

Taxation of Certain Foreign Investors

      To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Certificateholder on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

      Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Certain Foreign Investors--Regular Certificates."

                              ERISA CONSIDERATIONS

General

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on those employee benefit plans to which it applies ("Plans") and on those persons who are fiduciaries with respect to such Plans. The following is a general discussion of such requirements, and certain applicable exceptions to and administrative exemptions from such requirements. For purposes of this discussion, a person investing on behalf of an individual retirement account established under Code Section 408 (an "IRA") is regarded as a fiduciary and the IRA as a Plan.

      Before purchasing any Certificates, a Plan fiduciary should consult with its counsel and determine whether there exists any prohibition to such purchase under the requirements of ERISA, whether any prohibited transaction exemption such as PTE 83-1 or any individual administrative exemption (as described below) applies, including whether the appropriate conditions set forth therein would be met, or whether any statutory prohibited transaction exemption is applicable, and further should consult the applicable prospectus supplement relating to such Series of Certificates.

Certain Requirements Under ERISA

      General

      In accordance with ERISA's general fiduciary standards, before investing in a Certificate a Plan fiduciary should determine whether to do so is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. A Plan fiduciary should especially consider the ERISA requirement of investment prudence and the sensitivity of the return on the Certificates to the rate of principal repayments (including prepayments) on the Mortgage Loans, as discussed in "Prepayment and Yield Considerations" herein.

      Parties in Interest/Disqualified Persons

      Other provisions of ERISA (and corresponding provisions of the Code) prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan (so-called "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). The Depositor, the Master Servicer, any Servicer or the Trustee or certain affiliates thereof might be considered or might become "parties in interest" or "disqualified persons" with respect to a Plan. If so, the acquisition or holding of Certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless an administrative exemption described below or some other exemption is available.

      Special caution should be exercised before the assets of a Plan (including assets that may be held in an insurance company's separate or general accounts where assets in such accounts may be deemed Plan assets for purposes of ERISA) are used to purchase a Certificate if, with respect to such assets, the Depositor, the Master Servicer, any Servicer or the Trustee or an affiliate thereof either: (a) has investment discretion with respect to the investment of such assets of such Plan; or (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such assets for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular investment needs of the Plan.

      Delegation of Fiduciary Duty

      Further, if the assets included in a Trust Estate were deemed to constitute Plan assets, it is possible that a Plan's investment in the Certificates might be deemed to constitute a delegation, under ERISA, of the duty to manage Plan assets by the fiduciary deciding to invest in the Certificates, and certain transactions involved in the operation of the Trust Estate might be deemed to constitute prohibited transactions under ERISA and the Code. Neither ERISA nor the Code defines the term "plan assets."

      The U.S. Department of Labor (the "Department") has issued regulations (the "Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust Estate) for purposes of the reporting and disclosure and general fiduciary responsibility provisions of ERISA, as well as for the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" (such as a Certificate) in such an entity.

      Certain exceptions are provided in the Regulations whereby an investing Plan's assets would be deemed merely to include its interest in the Certificates instead of being deemed to include an interest in the assets of a Trust Estate. However, it cannot be predicted in advance nor can there be any continuing assurance whether such exceptions may be met, because of the factual nature of certain of the rules set forth in the Regulations. For example, one of the exceptions in the Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of any class of equity interests is held by "benefit plan investors," which are defined as Plans, IRAs, and employee benefit plans not subject to ERISA (for example, governmental plans), and any entity whose assets include "plan assets" by reason of benefit plan investment in such entity; this exception is tested immediately after each acquisition of an equity interest in the entity, whether upon initial issuance or in the secondary market.

Administrative Exemptions

      Individual Administrative Exemptions

      Several underwriters of mortgage-backed securities have applied for and obtained ERISA prohibited transaction exemptions (each, an "Underwriter Exemption") which are in some respects broader than Prohibited Transaction Class Exemption 83-1 (described below). Such exemptions can only apply to mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an Underwriter Exemption might be applicable to a Series of Certificates, the applicable prospectus supplement will refer to such possibility.

      Among the conditions that must be satisfied for an Underwriter Exemption to apply are the following:

            (1) The acquisition of Certificates by a Plan is on terms (including the price for the Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

            (2) The Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from either Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings ("Fitch");

            (3) The Trustee must not be an affiliate of any other member of the Restricted Group (as defined below) other than any underwriter;

            (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of Certificates represents not more than reasonable compensation for underwriting the Certificates. The sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Estate represents not more than the fair market value of such Mortgage Loans. The sum of all payments made to and retained by the Servicer (and any other servicer) represents not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith; and

            (5) The Plan investing in the Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended (the "Securities Act").

      The Trust Estate must also meet the following requirements:

            (i) assets of the Trust Estate must consist solely of assets of the type that have been included in other investment pools in the marketplace;

            (ii) certificates in such other investment pools must have been rated in one of the four highest rating categories of S&P, Moody's or Fitch for at least one year prior to the Plan's acquisition of the Certificates; and

            (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the Certificates.

      If the conditions to an Underwriter Exemption are met, whether or not a Plan's assets would be deemed to include an ownership interest in the Mortgage Loans in a mortgage pool, the acquisition, holding and resale of the Certificates by Plans would be exempt from the prohibited transaction provisions of ERISA and the Code.

      Moreover, an Underwriter Exemption can provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur if a Plan fiduciary causes a Plan to acquire Certificates in a Trust Estate containing Mortgage Loans on which the fiduciary (or its affiliate) is an obligor provided that, among other requirements: (i) in the case of an acquisition in connection with the initial issuance of Certificates, at least fifty percent of each class of Certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the Trust Estate is acquired by persons independent of the Restricted Group (as defined below); (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the Mortgage Loans contained in the Trust Estate; (iii) the Plan's investment in Certificates of any Class does not exceed twenty-five percent of all of the Certificates of that Class outstanding at the time of the acquisition and (iv) immediately after the acquisition no more than twenty-five percent of the assets of any Plan with respect to which such person is a fiduciary are invested in Certificates representing an interest in one or more trusts containing assets sold or served by the same entity.

      An Underwriter Exemption does not apply to Plans sponsored by the Depositor, the underwriter specified in the applicable prospectus supplement, the Master Servicer, the Trustee, the Servicer, any insurer, any obligor with respect to Mortgage Loans included in the Trust Estate constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Estate, or any affiliate of such parties (the "Restricted Group").

      It should be noted that in promulgating the Underwriter Exemptions, the Department may not have had under its consideration interests in mortgage pools of the exact nature of some of the Certificates in the applicable Series.

      PTE 83-1

      Prohibited Transaction Class Exemption 83-1 for Certain Transactions Involving Mortgage Pool Investment Trusts ("PTE 83-1") permits certain transactions involving the creation, maintenance and termination of certain residential mortgage pools and the acquisition and holding of certain residential mortgage pool pass-through certificates by Plans, whether or not the Plan's assets would be deemed to include an ownership interest in the mortgages in such mortgage pools, and whether or not such transactions would otherwise be prohibited under ERISA.

      The term "mortgage pool pass-through certificate" is defined in PTE 83-1 as "a certificate representing a beneficial undivided fractional interest in a mortgage pool and entitling the holder of such a certificate to pass-through payment of principal and interest from the pooled mortgage loans, less any fees retained by the pool sponsor." It appears that, for purposes of PTE 83-1, the term "mortgage pool pass-through certificate" would include Certificates issued in a single Class or in multiple Classes that evidence the beneficial ownership of both a specified percentage of future interest payments (after permitted deductions) and a specified percentage of future principal payments on a Trust Estate.

      However, it appears that PTE 83-1 does or might not apply to the purchase and holding of (a) Certificates that evidence the beneficial ownership only of a specified percentage of future interest payments (after permitted deductions) on a Trust Estate or only of a specified percentage of future principal payments on a Trust Estate, (b) Residual Certificates, (c) Certificates evidencing ownership interests in a Trust Estate which includes Mortgage Loans secured by multifamily residential properties or shares issued by cooperative housing corporations, or
(d) Certificates which are subordinated to other Classes of Certificates of such Series. Accordingly, unless exemptive relief other than PTE 83-1 applies, Plans should not purchase any such Certificates.

      PTE 83-1 sets forth "general conditions" and "specific conditions" to its applicability. Section II of PTE 83-1 sets forth the following general conditions to the application of the exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans or the property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments;
(ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a requirement that the sum of all payments made to and retained by the pool sponsor, and all funds inuring to the benefit of the pool sponsor as a result of the administration of the mortgage pool, must represent not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the pool. The system of insurance or protection referred to in clause (i) above must provide such protection and indemnification up to an amount not less than the greater of one percent of the aggregate unpaid principal balance of the pooled mortgages or the unpaid principal balance of the largest mortgage in the pool. It should be noted that in promulgating PTE 83-1 (and a predecessor exemption), the Department may not have had under its consideration interests in mortgage pools of the exact nature of some of the Certificates in the applicable Series.

Exempt Plans

      Employee benefit plans which are governmental plans (as defined in Section 3(32) of ERISA), and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to the provisions of other applicable federal and state law materially similar to the provisions of ERISA or the Code discussed above.

Unrelated Business Taxable Income--Residual Certificates

      The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of Residual Certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a Residual Certificate on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511, such as certain governmental plans, as discussed above under the caption "Certain Federal Income Tax Consequences-- Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations."

      Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is particularly important that potential investors who are Plan fiduciaries consult with their counsel regarding the consequences under ERISA of their acquisition and ownership of Certificates.

      The sale of Certificates to a Plan is in no respect a representation by the Depositor or the applicable underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                                LEGAL INVESTMENT

      If so specified in the applicable prospectus supplement, certain Classes of Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). Generally, the only Classes of Certificates which will qualify as "mortgage related securities" will be those that (i) are rated in one of the two highest rating categories by at least one Rating Agency, and (ii) are part of a Series evidencing interests in a Trust Estate consisting of Mortgage Loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those Certificates not qualifying as "mortgage related securities" for purposes of SMMEA ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such Certificates, may be subject to significant interpretive uncertainties. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

      Those Classes of Certificates qualifying as "mortgage related securities" will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies, trustees and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities.

      Under SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cut-off for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities," in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in the Certificates only to the extent provided in such legislation.

      SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related securities without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R.
Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. ss. 1.2(m) to include certain "residential mortgage-related securities." As so defined, "residential mortgage-related security" means, in relevant part, "mortgage related security" within the meaning of SMMEA. The National Credit Union Administration (the "NCUA") has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities," other than stripped mortgage related securities (unless the credit union complies with the requirements of 12 C.F.R. ss. 703.16(e) for investing in those securities) and residual interests in mortgage related securities, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's "investment pilot program" under 12 C.F.R. ss.
703.19 may be able to invest in those prohibited forms of securities. The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of Interest Rate Risk, Investment Securities, and Derivative Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the Certificates.

      All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal Financial Institutions Examination Council ("FFIEC"), which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the OCC and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks (including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

      Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any of the Certificates, as certain Classes may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest-bearing" or "income-paying," and, with regard to any Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

      Except as to the status of certain Classes of Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

      Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Certificates constitute legal investments or are subject to investment, capital or other restrictions and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

      The Certificates are being offered hereby in Series through one or more of the methods described below. The applicable prospectus supplement for each Series will describe the method of offering being utilized for that Series and will state the public offering or purchase price of the Certificates of such Series, or the method by which such price is to be determined, and the net proceeds to the Depositor from such sale.

      The Certificates will be offered through the following methods from time to time and offerings may be made concurrently through more than one of these methods or an offering of a particular Series of Certificates may be made through a combination of two or more of these methods:

            1. By negotiated firm commitment underwriting and public re-offering by underwriters specified in the applicable prospectus supplement;

            2. By placements by the Depositor or its affiliates with investors through dealers;

            3. By direct placements by the Depositor or its affiliates with investors; and

            4. By inclusion as underlying securities backing another series of mortgage pass-through certificates.

      If underwriters are used in a sale of any Certificates, such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefore. Firm commitment underwriting and public reoffering by underwriters may be done through underwriting syndicates or through one or more firms acting alone. The specific managing underwriter or underwriters, if any, with respect to the offer and sale of a particular Series of Certificates will be set forth on the cover of the prospectus supplement applicable to such Series and the members of the underwriting syndicate, if any, will be named in such prospectus supplement. The prospectus supplement will describe any discounts and commissions to be allowed or paid by the Depositor to the underwriters, any other items constituting underwriting compensation and any discounts and commissions to be allowed or paid to the dealers. The obligations of the underwriters will be subject to certain conditions precedent. The underwriters with respect to a sale of any Class of Certificates will be obligated to purchase all such Certificates if any are purchased. The Depositor, and, if specified in the applicable prospectus supplement, the Sponsor, will indemnify the applicable underwriters against certain civil liabilities, including liabilities under the Securities Act.

      The prospectus supplement with respect to any Series of Certificates offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor or its affiliates and dealers and/or the Depositor or its affiliates and purchasers of Certificates of such Series.

      Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

      If specified in the prospectus supplement relating to a Series of Certificates, the Depositor or any affiliate thereof may purchase some or all of one or more Classes of Certificates of such Series from the Depositor (in the case of affiliates) or underwriter or underwriters at a price specified or described in such prospectus supplement. Such purchaser may thereafter from time to time offer and sell, pursuant to this prospectus, some or all of such Certificates so purchased directly, through one or more underwriters to be designated at the time of the offering of such Certificates or through dealers acting as agent and/or principal. Such offering may be restricted in the manner specified in such prospectus supplement. Such transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. The underwriters and dealers participating in such purchaser's offering of such Certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing such Certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of such Certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale of such Certificates by such dealer might be deemed to be underwriting discounts and commissions under the Securities Act.

                                 USE OF PROCEEDS

      The net proceeds from the sale of each Series of Certificates will be used by the Depositor for the purchase of the Mortgage Loans represented by the Certificates of such Series from the Sponsor. It is expected that the Sponsor will use the proceeds from the sale of the Mortgage Loans to the Depositor for its general business purposes, including, without limitation, the origination or acquisition of new mortgage loans and the repayment of borrowings incurred to finance the origination or acquisition of mortgage loans, including the Mortgage Loans underlying the Certificates of such Series.

                                  LEGAL MATTERS

      The legality and certain federal income tax consequences to Certificateholders of an investment in the Certificates of a Series, will be passed upon for the Depositor by Cadwalader, Wickersham & Taft LLP, New York.

                                     RATING

      It is a condition to the issuance of the Certificates of any Series offered pursuant to this prospectus and a prospectus supplement that they be rated in one of the four highest categories by at least one nationally recognized statistical rating organization (a "Rating Agency").

      A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each securities rating should be evaluated independently of any other rating.

                          REPORTS TO CERTIFICATEHOLDERS

      The Master Servicer will prepare on a monthly basis, and the Paying Agent will make available to the Certificateholders of each Series, statements containing information with respect to principal and interest payments and the related Issuing Entity, in accordance with Item 1121 of Regulation AB (17 C.F.R. 229.1121) as described under "The Pooling and Servicing Agreement--Reports to Certificateholders" (the "Monthly Reports"). No information contained in the Monthly Reports will have been examined or reported upon by an independent public accountant. Copies of these Monthly Reports will be filed with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of the related Issuing Entity as an exhibit to the Issuing Entity's monthly distribution reports on Form 10-D for each series of Certificates for so long as the Issuing Entity is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended.

      In addition, each party to the servicing function for a series of Certificates (generally the Master Servicer, any Servicer, the Paying Agent and the Custodian) will furnish to the Trustee or Master Servicer, as applicable, the compliance statements, Assessments of Compliance and Attestation Reports in accordance with Items 1122 and 1123 of Regulation AB (17 C.F.R. 229.1122 and 229.1123) detailed under "Servicing of the Mortgage Loans--Evidence as to Compliance." Copies of these statements and reports will be filed with the SEC through its EDGAR system under the name of the related Issuing Entity as an exhibit to the Issuing Entity's annual statement on Form 10-K for each series of Certificates for so long as the Issuing Entity is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended. Copies of the statements provided by any Servicer to the Master Servicer and the Master Servicer, Paying Agent and Custodian to the Trustee will be furnished to Certificateholders of each Series upon request addressed to the Trustee for the applicable Series or the Master Servicer c/o Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Securities Administration Services Manager.

      The Depositor intends to make the information contained in the Monthly Reports available via the internet, facsimile and CD-ROM through SecuritiesLink(R) Investor Information Services ("SecuritiesLink(R)"). On occasion, information in the Monthly Reports may be available to any interested investor through SecuritiesLink(R) up to two business days prior to the related Distribution Date, and in that event prior to the delivery of the Monthly Reports by the Paying Agent to Certificateholders. In addition, the Depositor will also make information relating to the Issuing Entity available through SecuritiesLink(R) on the same day they are filed with the SEC. The Depositor also will make available to any interested investor through SecuritiesLink(R) certain additional information not contained in the Monthly Reports, including loss severity data with respect to the Mortgage Loans underlying the Certificates. Some major investment banking firms as well as financial information service firms may make portions of, or summaries of portions of, the information available through SecuritiesLink(R) available to their customers and subscribers. The Depositor, the Sponsor and their respective affiliates have no control over and take no responsibility for the actions of such firms in processing, analyzing or disseminating such information. For further information, please contact SecuritiesLink(R) at 7430 New Technology Way, Frederick, Maryland 21703, telephone number (301) 846-8130.

      The Paying Agent will make the Monthly Reports and Periodic Reports relating to the related Issuing Entity available each month to Certificateholders for a Series via the Paying Agent's internet website. The Paying Agent's internet website will initially be located at "www.ctslink.com" Assistance in using the website can be obtained by calling the Paying Agent's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them at no charge via first class mail by calling the customer service desk.

                       WHERE YOU CAN FIND MORE INFORMATION

      The Depositor filed a registration statement relating to the Certificates with the Securities and Exchange Commission ("SEC" or the "Commission"). This prospectus is part of the registration statement, but the registration statement includes additional information.

      Copies of the registration statement and any other materials the Depositor files with the SEC, including distribution reports on Form 10-D, annual reports on Form 10-K, current reports on Form 8-K and amendment to these reports (collectively, the "Periodic Reports") may be read and copied at the Commission's Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. Information concerning the operation of the Commission's Public Reference Room may be obtained by calling the Commission at (800) SEC-0330. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which you can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system. The Depositor has filed the registration statement, including all exhibits, and will file Periodic Reports through the EDGAR system and therefore such materials should be available by logging onto the Commission's Web site. The Commission maintains computer terminals providing access to the EDGAR system at each of the offices referred to above. Copies of any documents incorporated to this prospectus by reference will be provided to each person to whom a prospectus is delivered upon written or oral request directed to Wells Fargo Asset Securities Corporation, 7430 New Technology Way, Frederick, Maryland 21703, telephone number (301) 846-8881.

      Copies of filed Periodic Reports relating to an Issuing Entity will also be available on the applicable Paying Agent's website on the same day they are filed through the EDGAR system as described under "Reports to Certificateholders" in the applicable prospectus supplement.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

      The SEC allows the Depositor to "incorporate by reference" information it files with the SEC, which means that the Depositor can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus. Information that the Depositor files later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the later information rather than on any different information included in this prospectus or the accompanying prospectus supplement. The Depositor incorporates by reference any future annual, monthly and current SEC reports filed by or on behalf of the Trust until the termination of the offering of the related Series of Certificates offered hereby.

      As a recipient of this prospectus, you may request a copy of any document the Depositor incorporates by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling the Master Servicer at 9062 Old Annapolis Road, Columbia, Maryland 21045, telephone number (410) 884-2000.

                         INDEX OF PROSPECTUS DEFINITIONS




1986 Act..............................................................96
1998 Policy Statement................................................123
Accretion Directed Certificates.......................................47
Accrual Certificates..............................................44, 49
Additional Collateral.................................................23
Additional Collateral Pledged Asset Mortgage Loans....................24
Adjustable-Rate Interest Only Mortgage Loans..........................22
Advances..............................................................67
ALTA..................................................................32
Assessment of Compliance..............................................73
Asset Conservation Act................................................91
Attestation Report....................................................73
Available Master Servicing Compensation...............................44
Balloon Loans.........................................................23
Balloon Period........................................................23
Bankruptcy Code.......................................................87
Bankruptcy Loss.......................................................46
Bankruptcy Loss Amount................................................46
BBA...................................................................49
Beneficial Owner......................................................36
Book-Entry Certificates...............................................36
Buy-Down Fund.........................................................23
Buy-Down Loans........................................................23
Cash Flow Agreement...................................................25
Cede..................................................................36
CERCLA................................................................90
Certificate Account...................................................64
Certificateholder.................................................36, 93
Certificates..........................................................35
Class.................................................................35
Cleanup Costs.........................................................90
Clearstream...........................................................37
Clearstream Participants..............................................37
Closing Date..........................................................35
Code..................................................................94
Commission...........................................................126
Companion Certificates................................................47
Compensating Interest.................................................44
Component.............................................................47
Component Certificates................................................47
contract underwriters.................................................30
Cooperatives..........................................................19
Correspondents........................................................28
Curtailment Interest Shortfalls.......................................45
Curtailments..........................................................45
Cut-Off Date..........................................................41
Debt Service Reduction................................................46
Deferred Interest.....................................................22
Deficient Valuation...................................................46
Definitive Certificates...............................................35
Delegated Underwriting................................................29
Department...........................................................119
Depositor.............................................................34
Depository............................................................64
Determination Date....................................................41
Disqualified Organization............................................106
Distribution Date.....................................................41
DTC...................................................................36
DTC Participants......................................................36
Due Date..............................................................21
EDGAR................................................................126
electing large partnership...........................................106
Eligible Custodial Account............................................65
Eligible Investments..................................................66
ERISA................................................................118
Euroclear.............................................................38
Euroclear Operator....................................................38
Euroclear Participants................................................38
European Depositaries.................................................36
Excess Bankruptcy Losses..............................................46
Excess Fraud Losses...................................................46
Excess Special Hazard Losses..........................................46
FDIC..................................................................64
FFIEC................................................................123
FHLBB.................................................................92
FICO Score............................................................30
Financial Intermediary................................................36
Fitch................................................................120
Fixed Interest Only Mortgage Loans....................................22
Fixed Rate Certificates...............................................49
Fixed Retained Yield..................................................43
Floating Rate Certificates............................................49
Fraud Loss............................................................46
Fraud Loss Amount.....................................................46
Garn Act..............................................................92
Government securities.................................................94
Growing Equity Mortgage Loans.........................................22
holder............................................................36, 93
Home Asset ManagementSM Account Loan..................................31
HOPA..................................................................89
Indirect Participants.................................................36
Interest Accrual Period...............................................43
Interest Only Certificates............................................49
Interest Only Mortgage Loans..........................................22
Interest Settlement Rate..............................................49
intermediary.........................................................111
Inverse Floating Rate Certificates....................................49
IRA..................................................................118
Issuing Entity........................................................35
Joint Ventures........................................................28
LIBOR.................................................................49
LIBOR Business Day....................................................49
Limited Purpose Surety Bond...........................................24
Liquidated Loan.......................................................46

Liquidated Loan Loss..................................................46
Liquidation Proceeds..................................................43
Liquidation Profits...................................................43
Loan Stores...........................................................28
Loan-to-Value Ratio...................................................31
LOC...................................................................24
LOC Pledged Asset Mortgage Loans......................................24
Lockout Certificates..................................................47
Mark to Market Regulations...........................................108
Master Servicer.......................................................58
Master Servicing Fee..................................................43
Maximum Amount........................................................24
MERS..................................................................75
Mid-Month Receipt Period..............................................43
Month End Interest....................................................44
Monthly Reports......................................................125
Moody's..............................................................120
Mortgage Interest Rate................................................43
Mortgage Loan Purchase Agreement......................................74
Mortgage Loans........................................................19
Mortgage Notes........................................................19
Mortgage Score........................................................29
Mortgaged Properties..................................................19
Mortgages.............................................................19
NCUA.................................................................123
Net Mortgage Interest Rate............................................43
Net Partial Liquidation Proceeds......................................43
noneconomic residual interest........................................106
Non-Pro Rata Certificate..............................................96
Non-SMMEA Certificates...............................................122
Non-U.S. Person......................................................111
Notional Amount Certificates..........................................47
OCC..................................................................123
OID Regulations.......................................................96
Option ARM Mortgage Loans.............................................21
Other Advances........................................................67
OTS...................................................................92
PAC Certificates......................................................48
PAC I.................................................................48
PAC II................................................................48
Partial Liquidation Proceeds..........................................43
Participants..........................................................36
Pass-Through Certificates.............................................48
Pass-Through Entity..................................................106
Pass-Through Rate.....................................................43
Pay Mortgage Loans....................................................22
Paying Agent..........................................................67
Payment Account.......................................................67
Payment Cap...........................................................22
PCBs..................................................................90
Percentage Interest...................................................41
Periodic Advance......................................................67
Periodic Reports.....................................................126
Planned Amortization Certificates.....................................48
Plans................................................................118
Pledged Asset Mortgage Loans..........................................24
Pledged Value.........................................................24
PMI...................................................................89
PMI Advance...........................................................68
Pool Distribution Amount..............................................42
Pooling and Servicing Agreement.......................................35
Prepayment Assumption.................................................97
Prepayment Interest Shortfalls........................................44
Prepayments in Full...................................................44
Prime 15-Year Fixed-Rate Loans........................................26
Prime 30-Year Fixed-Rate Non-Relocation Loans.........................26
Prime 30-Year Fixed-Rate Relocation Loans.............................26
Prime Adjustable-Rate Loans...........................................26
Principal Only Certificates...........................................49
Prior Month Receipt Period............................................43
PTE 83-1.............................................................121
qualified intermediary...............................................111
Rate Determination Date...............................................49
Rating Agency........................................................125
Ratio Strip Certificates..............................................48
RCRA..................................................................90
Realized Loss.........................................................46
Recovery..............................................................43
Regular Certificateholder.............................................96
Regular Certificates..............................................35, 94
Regulations..........................................................119
Relevant Depositary...................................................36
Relief Act............................................................89
REMIC.................................................................94
REMIC Certificates....................................................94
REMIC Pool............................................................94
REMIC Regulations.....................................................93
Remittance Date.......................................................65
REO Property..........................................................81
Reserve Interest Rate.................................................50
Residual Certificates.............................................35, 94
Residual Holders.....................................................102
Restricted Group.....................................................121
retention program.....................................................29
Rules.................................................................36
S&P..................................................................120
Scheduled Amortization Certificates...................................48
Scheduled Certificates................................................48
Scheduled Principal Balance...........................................76
SEC..................................................................126
Securities Act.......................................................120
SecuritiesLink(R)....................................................(126)
Senior Certificates...................................................48
Sequential Pay Certificates...........................................48
Series................................................................35
Servicer..............................................................61
Servicer Custodial Account............................................64
Servicing Account.....................................................68
Servicing Fee.........................................................43
SMMEA................................................................122
Special Hazard Loss...................................................46

Special Hazard Loss Amount............................................46
Sponsor...............................................................26
Standard Hazard Insurance Policy......................................71
Startup Day...........................................................94
Step Coupon Certificates..............................................49
Stripped Certificateholder...........................................116
Stripped Certificates................................................115
Subordinated Certificates.............................................48
Subsidy Account.......................................................22
Subsidy Loans.........................................................22
Subsidy Payments......................................................22
Super Senior Certificates.............................................48
Super Senior Support Certificates.....................................48
Superliens............................................................90
Support Certificates..................................................47
Surety Bond Provider..................................................24
TAC Certificates......................................................48
Targeted Amortization Certificates....................................48
Telerate page 3750....................................................50
Terms and Conditions..................................................38
Texas Home Equity Laws................................................89
Tiered Payment Mortgage Loans.........................................22
Title V...............................................................92
Treasury Regulations..................................................75
Trust.................................................................35
Trust Estate..........................................................19
Trustee...............................................................82
Trustee Fee...........................................................43
Type 1 Loans..........................................................43
Type 2 Loans..........................................................43
U.S. Person..........................................................108
UCC...................................................................86
Underlying Servicing Agreement........................................61
Underwriter Exemption................................................120
Unscheduled Principal Receipt Period..................................43
Unscheduled Principal Receipts........................................42
UST...................................................................90
Variable Rate Certificates............................................49
Voting Interests......................................................79
VRU...................................................................63
Wells Fargo...........................................................65
Wells Fargo Affiliates................................................26
Wells Fargo Bank......................................................26
WFMBS.................................................................26
Window Period.........................................................92
Window Period Loans...................................................92
Window Period States..................................................92

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

         The expenses expected to be incurred in connection with the issuance and distribution of the certificates being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the registration fees, are estimated.

         SEC Registration Fee                                $*
         Legal Fees and Expenses                             $*
         Accounting Fees and Expenses                        $*
         Trustee Fees and Expenses (including counsel fees)  $*
         Printing and Engraving Fees                         $*
         Rating Agency Fees                                  $*
         Miscellaneous_____                                  $*
                                                             -------------------
                                                             -------------------
                      Total                                  $*
                                                             ===================

         ----------------------------------------
         *   To be provided by amendment.

Item 15. Indemnification of Directors and Officers.

         Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any persons, including officers and directors, who are made, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.

         The By-laws of Wells Fargo Asset Securities Corporation provide for indemnification of officers and directors to the full extent permitted by the Delaware General Corporation Law.

         The Pooling and Servicing Agreement for each Series of Certificates will provide either that the Registrant and the directors, officers, employees and agents of the Registrant, or that the Master Servicer and the directors, officers, employees and agents of the Master Servicer, will be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties thereunder or by reason of reckless disregard of his or its obligations and duties thereunder.

         The directors and officers of the Registrant are covered by a directors' and officers' liability insurance policy maintained by Wells Fargo & Company for the benefit of all of its subsidiaries.

         Any underwriters who execute an underwriting agreement in the form incorporated by reference as Exhibit 1.1 hereto will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Securities Act of 1933 from certain information furnished to the Registrant by or on behalf of such indemnifying party.

Item 16. Exhibits.

            1.1   Form of Underwriting Agreement.*

            3.1 Certificate of Incorporation of Wells Fargo Asset Securities Corporation incorporated by reference from Exhibit 3.1 to the Registration Statement on Form S-3 (File No. 333-02209).

            3.1(a) Amendment to Certificate of Incorporation of Wells Fargo
                  Asset Securities Corporation incorporated by reference from
                  Exhibit 3.1(a) to the Registration Statement on Form S-3 (File No. 333-45578).

            3.2 By-laws of Wells Fargo Asset Securities Corporation incorporated by reference from Exhibit 3.2 to the Registration Statement on Form S-3 (File No. 333-02209).

            4.1   Form of Pooling and Servicing Agreement.*

            5.1   Opinion of Cadwalader, Wickersham & Taft LLP.*

            8.1 Opinion of Cadwalader, Wickersham & Taft LLP with respect to certain tax matters.*

            10.1  Form of Servicing Agreement.*

            23.1 Consent of Cadwalader, Wickersham & Taft LLP (included as part of exhibits 5.1 and 8.1).*

            24.1 Powers of Attorney (contained on page II-6 of this Registration Statement).

            -------------------

            *     To be provided by amendment.

Item 17. Undertakings.

         (a) Rule 415 Offering.

         The undersigned Registrant hereby undertakes:

            (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) except as otherwise provided by Item 512(a) of Regulation
            S-K, to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) except as otherwise provided by Item 512(a) of Regulation
            S-K, to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

            provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the Registration Statement;

         (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

         (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

         (4) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

                  (i) each prospectus filed by the Registrant pursuant to Rule
            424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

                  (ii) each prospectus required to be filed pursuant to Rule
            424(b)(2), (b)(5), or (b)(7) as part of a Registration Statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date; and

         (5) that, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to the Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

            (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

            (ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

            (iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

            (iv) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

         (b) Filings Incorporating Subsequent Exchange Act Documents by
Reference.

         The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Filings Regarding Asset-Backed Securities Incorporating by Reference Subsequent Exchange Act Documents by Third Parties.

            The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the Registration Statement in accordance with Item 1100(c)(1) of Regulation AB (17 CFR 229.1100(c)(1)) shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (d) Filings Regarding Asset-Backed Securities That Provide Certain Information Through an Internet Web Site.

         The Registrant hereby undertakes that, except as otherwise provided by
Item 1105 of Regulation AB (17 CFR 229.1105), information provided in response to that item pursuant to Rule 312 of Regulation S-T (17 CFR 232.312) through the specified internet address in the prospectus is deemed to be a part of the prospectus included in the Registration Statement. In addition, the Registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the specified internet address as of the date of the prospectus included in the Registration Statement if a subsequent update or change is made to the information.

         (e) Undertaking in respect of indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the forgoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issues.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 (including the requirement that the securities be rated investment grade at the time of sale) and has duly caused this Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clayton, State of Missouri on October 20, 2005.

                                          WELLS FARGO ASSET SECURITIES
                                          CORPORATION


                                          By: /s/ Thomas Neary
                                             -------------------------
                                               Name:  Thomas Neary
                                               Title: Executive Vice President

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Moskowitz, Franklin Codel, Thomas Neary and Douglas K. Johnson, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in such person's name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to this Form S-3 Registration Statement and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                Signature                                     Capacity                              Date
                ---------                                     --------                              ----
                                             President, Chief Executive Officer,
           /s/ David Moskowitz               Secretary and Director                       October 20, 2005
-------------------------------------------
             David Moskowitz

                                             Executive Vice President, Chief Financial
           /s/ Franklin Codel                Officer and Chief Accounting Officer         October 20, 2005
-------------------------------------------
             Franklin Codel


             /s/ Thomas Neary                Executive Vice President and Director        October 20, 2005
-------------------------------------------
               Thomas Neary


          /s/ Douglas K. Johnson             Director                                     October 20, 2005
-------------------------------------------
            Douglas K. Johnson

                                  EXHIBIT INDEX

Exhibit
Number

            1.1   Form of underwriting agreement.*

            3.1 Certificate of Incorporation of Wells Fargo Asset Securities Corporation incorporated by reference from Exhibit 3.1 to the Registration Statement on Form S-3 (File No. 333-02209).

            3.1(a) Amendment to Certificate of Incorporation of Wells Fargo
                  Asset Securities Corporation incorporated by reference from
                  Exhibit 3.1(a) to the Registration Statement on Form S-3 (File No. 333-45578).

            3.2 By-laws of Wells Fargo Asset Securities Corporation incorporated by reference from Exhibit 3.2 to the Registration Statement on Form S-3 (File No. 333-02209).

            4.1   Form of Pooling and Servicing Agreement.*

            5.1   Opinion of Cadwalader, Wickersham & Taft LLP.*

            8.1 Opinion of Cadwalader, Wickersham & Taft LLP with respect to certain tax matters.*

            10.1  Form of Servicing Agreement.*

            23.1 Consent of Cadwalader, Wickersham & Taft LLP (included as part of exhibits 5.1 and 8.1).*

            24.1 Powers of Attorney (contained on page II-6 of this Registration Statement).

            -------------------
            *     To be provided by amendment.